UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2007

Date of reporting period:	6/30/2007

Item 1. Reports to Stockholders.

MML Series
Investment Fund

Semi-annual Report

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

This semi-annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Large Cap Value Fund MML Equity Index Fund MML Growth Equity Fund MML OTC 100 Fund MML Small Cap Growth Equity Fund MML Emerging Growth Fund	21 24 30 34 36 41

Statement of Assets and Liabilities	44

Statement of Operations	48

Statement of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	62

Other Information (Unaudited)	76

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund Report – President's Letter to Shareholders

June 30, 2007

To Our Shareholders

Richard J. Byrne

The stock market's impressive performance during the second quarter serves as a reminder of how difficult it can be to forecast stock market performance. Because the direction of the equity markets is constantly subject to change, MassMutual recommends that investors avoid basing their investment activities on market forecasts – and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, as always, you should check with your financial representative to determine what investment strategy may be appropriate for you.

Stocks continue to outperform bonds in first half of 2007

For the first six months of 2007, equities outperformed bonds, continuing a trend seen in 2006. The Dow Jones Industrial AverageSM (the Dow), which tracks the progress of blue-chip stock activity, returned 7.59% for the six-month period ended June 30, 2007. The Nasdaq Composite® Index (Nasdaq) gained 7.78%, outpacing the S&P 500® Index, a measure of U.S. large-cap stock performance, which advanced 6.96%. Replicating another pattern from 2006, a leader in worldwide equity markets for this period was once again the MSCI® EAFE® Index – a benchmark for foreign stocks that advanced 10.74%.*

The fixed-income market did not fare nearly as well in the first half of 2007, as the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained just 0.97%.*

Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Index, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI EAFE Index outperform its U.S. counterparts for the quarter.

Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields eased and prices rallied. Overall, most Treasury securities ended the first quarter with modest price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Higher Treasury yields and widening premiums for corporate and mortgage-backed securities reflected rising interest rates in the second quarter. The Treasury yield curve, representing yields across a range of maturities, went from slightly inverted – with yields on short-term bonds higher than those of longer-term bonds – to nearly flat, with longer yields marginally higher than short ones. Also of note, the 10-year bond yield topped the 5% level in its first excursion above that mark since the summer of 2006. Performance was mixed among fixed-income groups, but investors favored shorter-term issues, such as the 13-week U.S. Treasury Bill. High-yield bonds barely managed a positive return for the quarter, despite moderately favorable corporate earnings and low default rates on corporate high-yield securities.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)
1

MML Series Investment Fund Report – President's Letter to Shareholders (Continued)

Long-term interest rates jump

Interest rates have made headlines during the past few years, often in response to adjustments in short-term rates made by the Federal Reserve Board (Fed). The Fed uses short-term rates as a tool to help keep the economy on a healthy growth track while controlling inflation. Consequently, when the economy hit a rough patch earlier in this decade, the Fed cut short-term rates to stimulate growth. Over the last few years, an economic recovery and concerns about a potential resurgence of inflation prompted the Fed to boost short-term rates from 1.00% to the current level of 5.25% (reached in June 2006).

Despite the Fed's rate hikes, long-term interest rates remained relatively low for the most part. Unlike the federal funds rate – the overnight bank lending rate that the Fed controls by buying and selling securities – long-term rates fluctuate according to market forces and are very sensitive to investors' expectations for inflation. Because inflation erodes the value of fixed-income investments, investors generally demand a higher yield for investing in bonds if they believe inflation is on the rise. Typically, short- and long-term rates move in tandem, although this is not always the case.

As of the end of the second quarter, long-term rates were once again on the rise, although historically, they still were not high. So why did the increase generate so much attention? For one thing, the rise was relatively swift – for instance, the average 30-year fixed-rate mortgage (which is based on longer term interest rates) spiked to 6.74% for the week ending June 14, 2007, from 6.53% the previous week. With the housing market already reeling from a spate of sub-prime mortgage defaults, burgeoning inventories of unsold homes and soft prices, there was concern that sharply higher mortgage rates could further hamper the industry. The housing market aside, long-term rates have also risen in sectors such as Treasuries and corporate securities, suggesting that a fundamental shift in perceptions about inflation might be occurring.

Outlook

The stock market's impressive performance during the second quarter – against the challenging backdrop of tepid economic growth, a weak housing market, high energy prices and rising long-term interest rates – serves as a reminder of how difficult it can be to forecast stock market performance. Going forward, any number of scenarios could develop that would negatively affect the equity markets. Conversely, the strength of the global economy, corporate earnings and continued low interest rates may keep investors and consumers optimistic. For this reason, MassMutual recommends that investors should generally avoid basing their investment activities on market forecasts – and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, you should check with your financial representative to determine what investment strategy may currently be appropriate for you, based on your investment objectives and other factors.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/2/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Value Fund – and who is the Fund's sub-adviser?  The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's sub-adviser, Davis Selected Advisers, L.P. (Davis) believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 6.72%, trailing the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund outpaced the 6.23% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?  In the first three months of 2007, the Fund's allocations to the health care and materials sectors fueled its performance – and helped to balance the results from other sectors, which were flat to modestly negative. Individual contributors during the period included Martin Marietta, EOG Resources, Vulcan Materials, Loews Corp. and CVS/Caremark (formed out of the merger between CVS and Caremark Rx in March). Conversely, the stocks that detracted most from the Fund's return in the first quarter included Harley-Davidson, American Express, Comcast, American International Group and Progressive Corp.

In the second quarter, the Fund's allocations to the financials, energy, consumer discretionary and consumer staples sectors contributed to its performance, while detractors were largely stock specific. The top individual contributors included ConocoPhillips, Amazon, American Express, Occidental Petroleum and Costco. On the downside, News Corp, Wachovia Corp., Bed Bath & Beyond, Hershey Foods and UnitedHealth Group hampered the Fund's progress the most during this period.

What is your outlook?  Whatever happens in the remainder of this year and whatever styles, industries or market capitalizations move into or out of favor, we feel that the Fund's investment approach of buying durable businesses at value prices and holding them for the long term is a perennial and sensible approach for building and preserving capital.

3

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund Industry Table (% of Net Assets) on 6/30/07

Insurance	15.3%
Diversified Financial	12.1%
Oil & Gas	12.0%
Banks	8.5%
Retail	8.2%
Media	5.9%
Manufacturing	4.2%
Commercial Services	3.6%
Agriculture	3.3%
Software	2.4%
Telecommunications	2.2%
Beverages	1.9%
Packaging & Containers	1.9%
Computers	1.8%
Internet	1.6%
Leisure Time	1.5%
Pharmaceuticals	1.3%
Cosmetics & Personal Care	1.3%

Mining	1.3%
Building Materials	1.1%
Transportation	1.0%
Health Care — Services	0.9%
Holding Company — Diversified	0.8%
Electronics	0.5%
Foods	0.5%
Coal	0.5%
Advertising	0.3%
Housewares	0.2%
Real Estate	0.1%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
100.0%

MML Large Cap Value Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
American Express Co.	4.5%
ConocoPhillips	4.4%
American International Group, Inc.	4.3%
Tyco International Ltd.	4.2%
JP Morgan Chase & Co.	3.7%
Costco Wholesale Corp.	3.7%
Altria Group, Inc.	3.3%
Berkshire Hathaway, Inc. Cl. A	3.1%
Comcast Corp. Special, Cl. A	3.1%
HSBC Holdings PLC GBP	2.4%

4

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund, the S&P 500 Index and the Russell 1000 Value Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/1/00 - 6/30/07
MML Large Cap Value Fund	6.72%	18.49%	12.43%	5.04%
S&P 500 Index	6.96%	20.57%	10.70%	2.16%
Russell 1000 Value Index	6.23%	21.86%	13.31%	8.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

5

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund – and who is the Fund's sub-adviser?  The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index ("the Index"). The Fund pursues this objective by investing at least 80% of its net assets in the securities of companies that make up the S&P 500 Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the six months ended June 30, 2007?  The Fund's Class I shares returned 6.76%, lagging the 6.96% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?  Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding sub-prime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500 Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to the markets' performance in the first quarter.

On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter at around $70 per barrel. The Federal Reserve ("Fed") kept the federal funds rate unchanged at 5.25% during the second quarter. However, Federal Open Market Committee minutes pointed to inflationary pressures that have the potential to prompt the Fed to increase rates later in the year.

What factors contributed to the Fund's performance?  All but three sectors of the S&P 500 Index posted positive results for the first quarter of 2007. The utilities sector was the top performer, followed by the materials sector. The primary detractors had the heaviest weights and the lowest returns. The financials sector, which represented a significant position in the portfolio, ended the quarter in negative territory. In addition, the information technology sector, another large Index component, posted a slightly negative return. At the close of business on March 30, 2007, we incorporated into the portfolio the Index's quarterly share changes. There were 10 additions and deletions to the Index during the quarter, and we incorporated these changes into the portfolio to maintain proper tracking.

For the year-to-date period ended June 30, 2007, financials and information technology constituted the Fund's largest sector positions. During this period, the best-performing sector in the S&P 500 Index was energy, which posted a double-digit return. Conversely, the worst-performing sector, financials, ended the quarter with a slightly negative return. On June 15, 2007, quarterly share changes were incorporated into the Index. There were a total of 19 additions and deletions to the Index during the year-to-date period.

What is your outlook?  Despite the direction in which the equity markets may head throughout the remainder of the year – and the effects that certain factors, such as the price of oil, inflation, geopolitical unrest and Fed policy, may have on the markets – we believe that the Fund is positioned to strive for returns that are consistent with those of the S&P 500 Index.

6

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund Industry Table (% of Net Assets) on 6/30/07

Oil & Gas	8.6%
Diversified Financial	8.0%
Telecommunications	6.4%
Banks	6.3%
Pharmaceuticals	5.8%
Retail	5.6%
Manufacturing	5.3%
Insurance	4.9%
Computers	4.2%
Software	3.7%
Electric	3.2%
Media	3.2%
Health Care — Products	3.0%
Semiconductors	2.7%
Aerospace & Defense	2.2%
Beverages	2.0%
Cosmetics & Personal Care	1.8%
Foods	1.8%
Internet	1.8%
Transportation	1.7%
Chemicals	1.7%
Oil & Gas Services	1.6%
Agriculture	1.4%
Health Care — Services	1.4%
Real Estate Investment Trusts (REITS)	1.2%
Biotechnology	0.9%
Commercial Services	0.7%
Mining	0.7%
Lodging	0.5%
Electronics	0.5%
Auto Manufacturers	0.5%
Apparel	0.4%
Household Products	0.4%

Machinery — Construction & Mining	0.4%
Pipelines	0.4%
Savings & Loans	0.4%
Machinery — Diversified	0.4%
Forest Products & Paper	0.3%
Electrical Components & Equipment	0.3%
Iron & Steel	0.3%
Leisure Time	0.3%
Automotive & Parts	0.3%
Gas	0.2%
Office Equipment/Supplies	0.2%
Environmental Controls	0.2%
Home Builders	0.2%
Advertising	0.2%
Coal	0.2%
Building Materials	0.2%
Packaging & Containers	0.1%
Metal Fabricate & Hardware	0.1%
Home Furnishing	0.1%
Toys, Games & Hobbies	0.1%
Hand & Machine Tools	0.1%
Entertainment	0.1%
Airlines	0.1%
Engineering & Construction	0.1%
Housewares	0.1%
Industrial — Distribution	0.0%
Real Estate	0.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MML Equity Index Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Exxon Mobil Corp.	3.5%
General Electric Co.	2.9%
AT&T, Inc.	1.9%
Citigroup, Inc.	1.9%
Microsoft Corp.	1.8%
Bank of America Corp.	1.6%
The Procter & Gamble Co.	1.4%
Chevron Corp.	1.4%
American International Group, Inc.	1.3%
Pfizer, Inc.	1.3%

7

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Ten Year Average Annual 7/1/97 - 6/30/07
MML Equity Index Fund Class I	6.76%	20.12%	10.25%	6.63%
S&P 500 Index	6.96%	20.57%	10.70%	7.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/1/00 - 6/30/07
MML Equity Index Fund Class II	6.82%	20.29%	10.44%	1.88%
MML Equity Index Fund Class III	6.89%	20.47%	10.59%	1.98%
S&P 500 Index	6.96%	20.57%	10.70%	2.16%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

8

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Growth Equity Fund – and who is the Fund's sub-adviser?  The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), believes offer prospects for long-term growth.

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 4.88%, lagging the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also trailed the 8.13% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

Going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?  Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?  The portfolio's concentration in high-quality stocks – at the expense of their low-quality counterparts – detracted from returns in the first quarter of 2007. Of the portfolio's investment disciplines (valuation and momentum), momentum benefited performance during the period, whereas valuation detracted. The majority of the negative performance in the valuation discipline came in March, as investors regrouped following the market's late-February decline and once again turned their attention to low-quality, high-volatility stocks. Conversely, the momentum portfolio added to the Fund's returns, since the broad market was rising in January and most of February. After hindering the Fund's progress in the late-February decline, momentum resumed its favorable performance in March, with a positive finish for the first quarter. Sector selection was a positive influence on results, aided by the Fund's positions in the oil/gas and retail stores sectors and de-emphasis of technology. The Fund's relative positions in the machinery, services and utility sectors all detracted from performance.

The Fund's valuation discipline fared particularly poorly in April before stabilizing somewhat in May and June. On the other hand, the momentum portfolio declined steadily throughout the period. Sector selection detracted from the portfolio's returns, although holdings in the oil/gas, construction and automotive sectors contributed to returns. On the downside, the strategy's overall positioning in retail stores, technology and machinery detracted from the Fund's performance. In addition, stock selection provided mixed results for the quarter: Selections in the services and construction sectors added to returns, while the Fund's holdings in technology, retail stores and financials were among those detracting.

What is your outlook?  Quarterly earnings announcements gave the market a boost in the second quarter, but it remains to be seen whether this scenario will be repeated. While the bullish bias in market sentiment has proven difficult to break thus far, the continued run has stretched current conditions to even greater extremes. The third quarter will tell if the June decline is the beginning of something larger – or if the bulls can regain the upper hand.

9

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund Industry Table (% of Net Assets) on 6/30/07

Retail	19.0%
Computers	8.5%
Pharmaceuticals	7.7%
Software	7.1%
Health Care — Products	6.0%
Oil & Gas	5.6%
Telecommunications	4.6%
Media	3.9%
Insurance	3.2%
Diversified Financial	2.6%
Health Care — Services	2.5%
Apparel	2.4%
Foods	1.9%
Beverages	1.7%
Aerospace & Defense	1.7%
Manufacturing	1.6%
Commercial Services	1.3%
Auto Manufacturers	1.2%
Transportation	1.1%
Leisure Time	1.1%
Semiconductors	1.1%
Chemicals	1.1%
Lodging	1.1%
Agriculture	0.9%
Electric	0.8%
Household Products	0.8%
Electrical Components & Equipment	0.8%

Internet	0.7%
Electronics	0.7%
Toys, Games & Hobbies	0.7%
Building Materials	0.6%
Computers & Information	0.4%
Cosmetics & Personal Care	0.4%
Packaging & Containers	0.4%
Metal Fabricate & Hardware	0.3%
Machinery — Diversified	0.3%
Automotive & Parts	0.3%
Home Builders	0.3%
Environmental Controls	0.2%
Advertising	0.2%
Industrial — Distribution	0.2%
Office Equipment/Supplies	0.1%
Home Furnishing	0.1%
Iron & Steel	0.1%
Hand & Machine Tools	0.1%
Gas	0.1%
Mining	0.1%
Banks	0.1%
Biotechnology	0.0%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MML Growth Equity Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Microsoft Corp.	3.6%
Exxon Mobil Corp.	3.3%
Cisco Systems, Inc.	3.3%
Merck & Co., Inc.	3.2%
International Business Machines Corp.	3.0%
Wal-Mart Stores, Inc.	2.9%
Johnson & Johnson	2.7%
The Home Depot, Inc.	2.6%
Oracle Corp.	2.0%
Dell, Inc.	2.0%

10

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund, the S&P 500 Index and the Russell 1000 Growth Index.

MML Series Investment Fund Total Returns
	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/3/99 - 6/30/07
MML Growth Equity Fund	4.88%	12.85%	4.79%	–0.75%
S&P 500 Index	6.96%	20.57%	10.70%	3.11%
Russell 1000 Growth Index	8.13%	19.04%	9.28%	–0.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

11

MML OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MML OTC 100 Fund – and who is the Fund's sub-adviser?  The Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its net assets in the securities of companies included in the NASDAQ 100 Index® ("the Index"), which is generally recognized as representative of the over-the-counter market. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 10.31%, exceeding the 10.09% return of the NASDAQ 100 Index. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

What was the investment background during the period?  Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding sub-prime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500® Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings reports also contributed to the markets' performance in the first quarter.

On January 18, 2007 crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter at around $70 per barrel. The Federal Reserve ("Fed") kept the federal funds rate unchanged at 5.25% during the second quarter. However, Federal Open Market Committee minutes pointed to inflationary pressures that have the potential to prompt the Fed to increase rates later in the year.

What factors contributed to the Fund's performance?  In the first quarter of 2007, the telecommunication services sector (which represents a small position in the Index) turned in the strongest performance for the quarter. Another notable contribution came from the industrials sector. The Index's largest sector position, information technology, posted a very small return.

No individual sectors detracted from the Fund's total return in the second quarter, but the portfolio's underperforming stocks included Starbucks, Yahoo!, Network Appliance and Cognizant Technology.

For the overall year-to-date period ended June 30, 2007, information technology, which represented more than 60% of the Index, turned in a double-digit advance. Consumer Discretionary and Health Care, with a combined weight of 28% in the Index, lagged other sectors, negatively affecting the performance of the Index and the Fund.

What is your outlook?  Numerous forces will continue to influence the direction that the market takes throughout the remainder of 2007. These include the price of oil, inflation, geopolitical unrest and Fed policy. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the NASDAQ 100 Index.

12

MML OTC 100 Fund – Portfolio Manager Report (Continued)

MML OTC 100 Fund Industry Table (% of Net Assets) on 6/30/07

Computers	15.7%
Software	15.1%
Internet	13.1%
Telecommunications	12.3%
Semiconductors	10.6%
Retail	6.1%
Biotechnology	5.8%
Pharmaceuticals	5.3%
Media	4.4%
Health Care — Products	1.9%
Auto Manufacturers	1.5%
Electronics	1.3%
Commercial Services	1.3%
Transportation	1.1%
Lodging	0.6%

Airlines	0.5%
Textiles	0.5%
Computers & Information	0.4%
Machinery — Construction & Mining	0.4%
Chemicals	0.3%
Foods	0.3%
Advertising	0.3%
Oil & Gas	0.3%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MML OTC 100 Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Apple, Inc.	8.9%
Microsoft Corp.	5.9%
Qualcomm, Inc.	5.3%
Google, Inc. Cl. A	4.5%
Cisco Systems, Inc.	3.6%
Intel Corp.	2.9%
Oracle Corp.	2.6%
Comcast Corp. Cl. A	2.5%
Research In Motion Ltd.	2.2%
Gilead Sciences, Inc.	2.2%

13

MML OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/1/00 - 6/30/07
MML OTC 100 Fund	10.31%	23.06%	12.90%	–9.25%
NASDAQ 100 Index	10.09%	22.78%	12.96%	–8.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

14

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?  The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund's sub-advisers are Wellington Management Company, LLP (Wellington) and Waddell & Reed Investment Management Company (Waddell & Reed). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 10.95%, significantly outperforming the 6.46% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Fund's 10.95% return also exceeded the 9.34% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

Going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the Russell 2000 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?  U.S. equity markets rose in the first quarter of 2007, as solid corporate earnings and continued merger and acquisition activity offset concerns of a weakening housing and credit environment. Despite the fact that most major indexes posted positive results, first-quarter returns were marked by extreme volatility. The markets were roiled by the sub-prime shakeout, a slowing U.S. economy and sentiment swings in emerging markets. For the period, small-cap stocks led large caps, but trailed their mid-cap counterparts.

In the second quarter of 2007, equity markets generally rose, as better-than-expected corporate earnings and views of solidifying economic growth outweighed concerns of both rising interest rates and a continuing U.S. housing slump. For the quarter, small-cap stocks trailed both large- and mid-cap issues.

What factors contributed to the Fund's performance?  Broad-based, positive results in the consumer discretionary sector aided the Fund's relative performance in the first quarter, as did portfolio holdings in the financials sector. Strong stock selection in the industrials, materials and producer durables sectors also proved beneficial. Within energy, lower realized energy prices and rising costs hurt two of the Fund's holdings. Certain telecommunications positions also underperformed. Overall, sector allocation was favorable due in large part to the portfolio's underweight of the poor-performing financials sector. On the downside, poor results from the portfolio's information technology stocks detracted. In the health care sector, two of the Fund's holdings were pressured by sub-par results from important clinical trials.

In the second quarter of the year, the portfolio benefited from strong stock selection in the health care, financials and consumer discretionary sectors. Poor results from information technology stocks VeriFone and Mentor Graphics and telecommunications stock InPhonic detracted from returns – although strong stock selection overall in the information technology sector fueled the portfolio's performance. Stock selection in consumer staples and telecommunication services hampered performance. Within the materials sector, three of the Fund's holdings posted double-digit gains. Finally, the Fund's performance was also aided by its underweight position in the poor-performing financials sector.

What is your outlook?  Overall, we remain optimistic about the portfolio's prospects, even as we are somewhat guarded about the economic environment. We will continue to utilize the same techniques for finding the types of reasonably priced growth stocks that have served us well in the past.

15

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund Industry Table (% of Net Assets) on 6/30/07

Software	9.8%
Commercial Services	8.4%
Internet	6.7%
Computers	5.7%
Retail	5.2%
Health Care — Products	4.4%
Transportation	4.1%
Oil & Gas	3.6%
Investment Companies	3.3%
Health Care — Services	3.0%
Entertainment	3.0%
Insurance	2.7%
Diversified Financial	2.6%
Telecommunications	2.2%
Chemicals	2.1%
Automotive & Parts	2.0%
Pharmaceuticals	2.0%
Machinery — Construction & Mining	1.9%
Lodging	1.8%
Semiconductors	1.7%
Aerospace & Defense	1.5%
Engineering & Construction	1.5%
Apparel	1.2%
Media	1.1%
Oil & Gas Services	0.9%
Biotechnology	0.9%
Household Products	0.8%
Storage & Warehousing	0.7%
Cosmetics & Personal Care	0.7%
Environmental Controls	0.6%

Real Estate Investment Trusts (REITS)	0.6%
Home Furnishing	0.6%
Advertising	0.6%
Trucking & Leasing	0.6%
Machinery — Diversified	0.6%
Packaging & Containers	0.6%
Banks	0.5%
Building Materials	0.5%
Energy — Alternate Sources	0.5%
Foods	0.5%
Coal	0.4%
Computer Related Services	0.4%
Manufacturing	0.3%
Electric	0.2%
Airlines	0.2%
Gas	0.2%
Building Materials & Construction	0.2%
Electronics	0.2%
Apparel, Textiles & Shoes	0.2%
Toys, Games & Hobbies	0.2%
Holding Company — Diversified	0.2%
Beverages	0.1%
Mining	0.1%
Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%
100.0%

MML Small Cap Growth Equity Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
iShares Russell 2000 Growth Index Fund	3.2%
ITT Educational Services, Inc.	2.0%
Bucyrus International, Inc. Cl. A	1.9%
FactSet Research Systems, Inc.	1.8%
Gaylord Entertainment Co.	1.8%
Blackboard, Inc.	1.7%
LKQ Corp.	1.6%
Kansas City Southern	1.5%
Allscripts Healthcare Solutions, Inc.	1.5%
Kyphon, Inc.	1.4%

16

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund, the Russell 2000 Index and the Russell 2000 Growth Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/3/99 - 6/30/07
MML Small Cap Growth Equity Fund	10.95%	16.23%	14.78%	9.49%
Russell 2000 Index	6.46%	16.44%	13.88%	9.73%
Russell 2000 Growth Index	9.34%	16.84%	13.08%	4.56%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index and the Russell 2000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

17

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Emerging Growth Fund – and who are the Fund's sub-advisers?  The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above-average rates. The Fund's sub-advisers are Delaware Management Company (Delaware) and Insight Capital Research & Management, Inc. (Insight). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the six months ended June 30, 2007?  The Fund returned 13.51%, substantially outperforming the 6.46% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Fund also outpaced the 9.34% return of the Russell 2000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

Going forward, the Fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2000 Index because the Russell 2000 Growth Index more closely represents the Fund's investment strategy.

What was the investment backdrop during the period?  The strength of corporate profit growth and heightened deal activity in the first quarter of 2007 extended the market rally that began in August 2006, but not before the market took a major hit in February. Rising fears about contagion spreading from the sub-prime lending market, relatively weak economic growth data and announcements from Chinese authorities about their intent to curb market speculation all converged to cause a major sell-off late in the month. Over the ensuing weeks, many of these concerns abated, and the markets rebounded. For the quarter, all but the largest stocks posted positive returns, with mid-cap stocks leading the way. Among small-cap stocks, growth outperformed value and gains were widespread, with nearly every sector of the Russell 2000 Growth Index in the black. The exception was the financials sector, which fell, in part, due to the negative sentiment emanating from the sub-prime lending industry.

Investors bought stocks with conviction during the second quarter, as the major indexes advanced throughout the period. Growth and value both performed well; likewise, small, mid and large companies all gained ground. From a leadership perspective, growth stocks asserted dominance over the marketplace, as all the Russell growth indexes beat their value counterparts during the quarter and year-to-date periods.

What factors contributed to the Fund's performance?  In the first quarter, overall stock selection was positive, with the top contributors coming from the consumer nondurables, materials, health care and basic industry/capital goods sectors. Conversely, weakness in the information technology, industrials and consumer services sectors hindered the Fund's relative performance. From an industry standpoint, stocks from the commercial services and airline industries proved beneficial to the Fund's results, while Internet software and services and household durable positions were detrimental.

In the second quarter, a slightly negative impact from sector allocation was more than overcome by superior stock selection. Leading the way with strong performance were the Fund's holdings in the business services, consumer services and health care sectors.

What is your outlook?  As we enter the second half of the year, it appears that positive momentum for further stock appreciation remains. Whereas overall economic conditions also still appear to be favorable, the potential for higher energy prices and interest rates are potential roadblocks that may preclude recent price gains from continuing. We are optimistic, however, that companies that demonstrate the ability to deliver strong earnings and sales growth will be rewarded and we will continue to seek out and hold on to companies that demonstrate these characteristics.

18

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

MML Emerging Growth Fund Industry Table (% of Net Assets) on 6/30/07

Internet	9.9%
Commercial Services	8.2%
Apparel	6.4%
Telecommunications	5.4%
Retail	4.6%
Oil & Gas Services	4.0%
Health Care - Products	3.3%
Semiconductors	3.1%
Software	3.0%
Insurance	2.9%
Transportation	2.8%
Automotive & Parts	2.4%
Engineering & Construction	2.4%
Foods	2.4%
Health Care — Services	2.3%
Metal Fabricate & Hardware	2.3%
Machinery — Diversified	2.2%
Pharmaceuticals	2.1%
Forest Products & Paper	2.1%
Computer Programming Services	2.0%
Entertainment	1.8%
Computers	1.6%
Manufacturing	1.6%

Airlines	1.5%
Biotechnology	1.3%
Chemicals	1.3%
Electrical Components & Equipment	1.2%
Leisure Time	1.2%
Energy — Alternate Sources	1.1%
Banks	1.1%
Environmental Controls	1.0%
Hand & Machine Tools	1.0%
Diversified Financial	0.8%
Medical Supplies	0.8%
Home Builders	0.7%
Cosmetics & Personal Care	0.5%
Media	0.5%
Real Estate Investment Trusts (REITS)	0.4%
Advertising	0.4%
Total Long-Term Investments	93.6%
Short-Term Investments and Other Assets and Liabilities	6.4%
100.0%

MML Emerging Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Crocs, Inc.	3.1%
Priceline.com, Inc.	2.8%
Blue Coat Systems, Inc.	2.7%
Huron Consulting Group, Inc.	2.7%
Align Technology, Inc.	2.5%
Cooper Tire & Rubber Co.	2.4%
Sanderson Farms, Inc.	2.4%
Rock-Tenn Co. Cl. A	2.1%
Shanda Interactive Entertainment Limited ADR (Cayman Islands)	1.9%
FTI Consulting, Inc.	1.7%

19

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund, the Russell 2000 Index and the Russell 2000 Growth Index.

MML Series Investment Fund
Total Returns

	Year to Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Five Year Average Annual 7/1/02 - 6/30/07	Since Inception Average Annual 5/1/00 - 6/30/07
MML Emerging Growth Fund	13.51%	15.53%	10.17%	–4.59%
Russell 2000 Index	6.46%	16.44%	13.88%	8.57%
Russell 2000 Growth Index	9.34%	16.84%	13.08%	1.28%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index and the Russell 2000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

20

MML Large Cap Value Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 96.2%
COMMON STOCK — 96.2%
Advertising — 0.3%
WPP Group PLC Sponsored ADR (United Kingdom)(a)	8,500	$635,375
Agriculture — 3.3%
Altria Group, Inc.	121,500	8,522,010
Banks — 8.5%
Commerce Bancorp, Inc.(a)	38,000	1,405,620
HSBC Holdings PLC GBP	335,162	6,128,149
Mellon Financial Corp.	67,500	2,970,000
State Street Corp.(a)	6,400	437,760
Wachovia Corp.	97,979	5,021,424
Wells Fargo & Co.	163,500	5,750,295
		21,713,248
Beverages — 1.9%
Diageo PLC Sponsored ADR (United Kingdom)	35,900	2,990,829
Heineken Holding NV Cl. A EUR	38,550	1,988,004
		4,978,833
Building Materials — 1.1%
Martin Marietta Materials, Inc.	17,700	2,867,754
Coal — 0.5%
China Coal Energy Co. HKD(b)	806,700	1,209,994
Commercial Services — 3.6%
Apollo Group, Inc. Cl. A(b)	7,850	458,675
Block (H&R), Inc.	102,800	2,402,436
Cosco Pacific Ltd. HKD	270,600	712,027
Iron Mountain, Inc.(b)	104,499	2,730,559
Moody's Corp.	45,200	2,811,440
		9,115,137
Computers — 1.8%
Dell, Inc.(b)	103,300	2,949,215
Hewlett-Packard Co.	37,100	1,655,402
		4,604,617
Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	26,900	988,575
The Procter & Gamble Co.	38,700	2,368,053
		3,356,628

	Number of Shares	Market Value
Diversified Financial — 12.1%
American Express Co.	187,200	$11,452,896
Ameriprise Financial, Inc.	49,580	3,151,801
Citigroup, Inc.	93,500	4,795,615
E*TRADE Financial Corp.(b)	13,700	302,633
JP Morgan Chase & Co.	198,516	9,618,100
Morgan Stanley	20,800	1,744,704
		31,065,749
Electronics — 0.5%
Agilent Technologies, Inc.(b)	34,400	1,322,336
Foods — 0.5%
The Hershey Co.	25,200	1,275,624
Health Care – Services — 0.9%
UnitedHealth Group, Inc.	45,000	2,301,300
Holding Company – Diversified — 0.8%
China Merchants Holdings International Co. Ltd. HKD	396,268	1,919,225
Housewares — 0.2%
Hunter Douglas NV EUR	5,303	498,645
Insurance — 15.3%
Ambac Financial Group, Inc.	10,400	906,776
American International Group, Inc.	159,050	11,138,271
Aon Corp.(a)	41,400	1,764,054
Berkshire Hathaway, Inc. Cl. A(b)	73	7,991,675
Chubb Corp.	11,200	606,368
Loews Corp.	116,700	5,949,366
Markel Corp.(b)	400	193,824
Millea Holdings, Inc. JPY	53,200	2,178,312
Nipponkoa Insurance Co., Ltd. JPY	23,600	211,788
Principal Financial Group, Inc.	12,700	740,283
Progressive Corp.	201,600	4,824,288
Sun Life Financial, Inc.(a)	7,840	374,360
Transatlantic Holdings, Inc.	33,413	2,376,667
		39,256,032
Internet — 1.6%
Amazon.com, Inc.(b)	28,000	1,915,480
Expedia, Inc.(b)	13,950	408,595
Google, Inc. Cl. A(b)	990	518,146
IAC/InterActiveCorp(a) (b)	13,350	462,043

	Number of Shares	Market Value
Liberty Media Holding Corp. Interactive Cl. A(b)	31,000	$692,230
		3,996,494
Leisure Time — 1.5%
Harley-Davidson, Inc.(a)	66,200	3,946,182
Manufacturing — 4.2%
Tyco International Ltd.	321,843	10,875,075
Media — 5.9%
Comcast Corp. Special, Cl. A(a) (b)	281,150	7,860,954
Gannett Co., Inc.	9,400	516,530
Lagardere S.C.A. SA EUR	24,700	2,138,898
Liberty Media Holding Corp. Capital Cl. A(b)	6,340	746,091
News Corp., Inc. Cl. A	185,550	3,935,516
		15,197,989
Mining — 1.3%
BHP Billiton PLC GBP	23,200	642,042
Rio Tinto PLC GBP	8,300	632,714
Vulcan Materials Co.(a)	18,000	2,061,720
		3,336,476
Oil & Gas — 12.0%
Canadian Natural Resources Ltd.	16,700	1,108,045
ConocoPhillips Co.	142,360	11,175,260
Devon Energy Corp.	74,000	5,793,460
EOG Resources, Inc.	61,400	4,485,884
Occidental Petroleum Corp.	99,200	5,741,696
Transocean, Inc.(b)	22,900	2,426,942
		30,731,287
Packaging & Containers — 1.9%
Sealed Air Corp.	156,400	4,851,528
Pharmaceuticals — 1.3%
Cardinal Health, Inc.	32,000	2,260,480
Express Scripts, Inc.(b)	23,800	1,190,238
		3,450,718
Real Estate — 0.1%
Hang Lung Development Co. HKD	67,000	302,209
Retail — 8.2%
Bed Bath & Beyond, Inc.(b)	39,700	1,428,803
Carmax, Inc.(b)	46,700	1,190,850
Costco Wholesale Corp.	164,300	9,614,836

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
CVS Caremark Corp.	87,598	$3,192,947
Lowe's Companies, Inc.	36,200	1,110,978
Sears Holdings Corp.(b)	3,300	559,350
Wal-Mart Stores, Inc.	83,500	4,017,185
		21,114,949
Software — 2.4%
Dun & Bradstreet Corp.	11,450	1,179,121
Microsoft Corp.	171,300	5,048,211
		6,227,332
Telecommunications — 2.2%
Nokia Oyj Sponsored ADR (Finland)	24,900	699,939
SK Telecom Co. Ltd. ADR (South Korea)(a)	42,800	1,170,580
Sprint Nextel Corp.	134,600	2,787,566
Virgin Media, Inc.	41,097	1,001,534
		5,659,619
Transportation — 1.0%
Asciano Group AUD(b)	25,600	220,442
Kuehne & Nagel International AG CHF	10,100	924,887
Toll Holdings, Ltd. AUD	35,500	434,270
United Parcel Service, Inc. Cl. B	14,300	1,043,900
		2,623,499
TOTAL EQUITIES (Cost $188,346,690)		246,955,864
	Principal Amount
SHORT-TERM INVESTMENTS — 10.3%
Cash Equivalents — 6.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$218,495	218,495
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	546,220	546,220
American Beacon Money Market Fund(c)	612,834	612,834
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	409,665	409,665
Bank of America 5.270% 07/06/2007	546,220	546,220
Bank of America 5.270% 07/16/2007	109,244	109,244
Bank of America 5.270% 08/17/2007	136,555	136,555

	Principal Amount	Market Value
Bank of America 5.300% 09/17/2007	$273,110	$273,110
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	546,220	546,220
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	136,555	136,555
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	109,244	109,244
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	81,933	81,933
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	518,909	518,909
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	300,421	300,421
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	546,220	546,220
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	109,244	109,244
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	273,110	273,110
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	81,933	81,933
BGI Institutional Money Market Fund(c)	355,043	355,043
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	819,331	819,331
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	273,110	273,110
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	819,331	819,331
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	546,220	546,220
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	546,220	546,220
Dreyfus Institutional Cash Advantage Money Market Fund(c)	163,866	163,866

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	$40,511	$40,511
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	136,555	136,555
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	136,555	136,555
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	191,177	191,177
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	136,555	136,555
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	109,244	109,244
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	273,110	273,110
Freddie Mac Discount Note 5.155% 07/16/2007	51,572	51,572
Freddie Mac Discount Note 5.185% 07/09/2007	26,923	26,923
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	245,799	245,799
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	273,110	273,110
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	272,548	272,548
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	409,665	409,665
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	546,220	546,220
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	819,331	819,331
Reserve Primary Money Market Fund(c)	542,254	542,254
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	546,220	546,220
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	136,555	136,555

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	$546,220	$546,220
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	81,933	81,933
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	91,752	91,752
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	382,354	382,354
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	546,220	546,220
Vanguard Prime Money Market Fund(c)	273,110	273,110
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	147,480	147,480
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	546,220	546,220
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	273,110	273,110
		16,861,556
Repurchase Agreements — 3.7%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	9,576,251	9,576,251
TOTAL SHORT-TERM INVESTMENTS (Cost $26,437,807)		26,437,807
TOTAL INVESTMENTS — 106.5% (Cost $214,784,497)(f)		273,393,671
Other Assets/ (Liabilities) — (6.5%)		(16,744,418)
NET ASSETS — 100.0%		$256,649,253

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)   Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $9,579,044. Collateralized by a U.S. Government Agency obligation with a rate of 5.038%, maturity date of 12/01/2018, and an aggregate market value, including accrued interest, of $10,055,063.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

23

MML Equity Index Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	14,019	$159,816
Omnicom Group, Inc.	10,412	551,003
		710,819
Aerospace & Defense — 2.2%
Boeing Co.	24,511	2,356,978
General Dynamics Corp.	12,614	986,667
Goodrich Corp.	4,039	240,563
L-3 Communications Holdings, Inc.	3,900	379,821
Lockheed Martin Corp.	11,040	1,039,195
Northrop Grumman Corp.	10,890	848,004
Raytheon Co.	13,988	753,813
Rockwell Collins, Inc.	5,268	372,132
United Technologies Corp.	31,022	2,200,390
		9,177,563
Agriculture — 1.4%
Altria Group, Inc.	65,854	4,619,000
Archer-Daniels-Midland Co.	20,461	677,055
Reynolds American, Inc.(b)	5,400	352,080
UST, Inc.	5,022	269,732
		5,917,867
Airlines — 0.1%
Southwest Airlines Co.	24,540	365,891
Apparel — 0.4%
Coach, Inc.(a)	11,400	540,246
Jones Apparel Group, Inc.	3,396	95,937
Liz Claiborne, Inc.	3,274	122,120
Nike, Inc. Cl. B	11,762	685,607
Polo Ralph Lauren Corp.	1,900	186,409
VF Corp.	2,851	261,095
		1,891,414
Auto Manufacturers — 0.5%
Ford Motor Co.(b)	60,167	566,773
General Motors Corp.(b)	17,630	666,414
Paccar, Inc.	7,724	672,297
		1,905,484
Automotive & Parts — 0.3%
Genuine Parts Co.	5,329	264,318
The Goodyear Tire & Rubber Co.(a)	6,165	214,295
Johnson Controls, Inc.	6,050	700,408
		1,179,021

	Number of Shares	Market Value
Banks — 6.3%
Bank of America Corp.	139,155	$6,803,288
The Bank of New York Co., Inc.	23,545	975,705
BB&T Corp.	16,783	682,732
Capital One Financial Corp.	12,715	997,365
Comerica, Inc.	4,869	289,559
Commerce Bancorp, Inc.(b)	5,800	214,542
Compass Bancshares, Inc.	3,900	269,022
Fifth Third Bancorp	17,222	684,919
First Horizon National Corp.(b)	4,000	156,000
Huntington Bancshares, Inc.	11,434	260,009
KeyCorp(b)	12,310	422,602
M&T Bank Corp.	2,400	256,560
Marshall and Ilsley Corp.	7,600	361,988
Mellon Financial Corp.	12,894	567,336
National City Corp.(b)	18,198	606,357
Northern Trust Corp.	5,788	371,821
PNC Financial Services Group, Inc.	10,749	769,413
Regions Financial Corp.	22,789	754,316
State Street Corp.	12,422	849,665
SunTrust Banks, Inc.	11,190	959,431
Synovus Financial Corp.	10,363	318,144
U.S. Bancorp	54,332	1,790,239
Wachovia Corp.	59,551	3,051,989
Wells Fargo & Co.	105,258	3,701,924
Zions Bancorp	3,293	253,265
		26,368,191
Beverages — 2.0%
Anheuser-Busch Cos., Inc.	23,687	1,235,514
Brown-Forman Corp. Cl. B(b)	2,480	181,238
The Coca-Cola Co.	62,691	3,279,366
Coca-Cola Enterprises, Inc.	8,574	205,776
Constellation Brands, Inc. Cl. A(a) (b)	6,500	157,820
Molson Coors Brewing Co. Cl. B	1,389	128,427
The Pepsi Bottling Group, Inc.	4,038	136,000
PepsiCo, Inc.	50,908	3,301,384
		8,625,525
Biotechnology — 0.9%
Amgen, Inc.(a)	36,269	2,005,313
Biogen Idec, Inc.(a)	8,937	478,129
Celgene Corp.(a)	11,600	665,028
Genzyme Corp.(a)	8,300	534,520

	Number of Shares	Market Value
Millipore Corp.(a) (b)	1,715	$128,779
		3,811,769
Building Materials — 0.2%
American Standard Cos., Inc.	5,500	324,390
Masco Corp.	11,767	335,006
		659,396
Chemicals — 1.7%
Air Products & Chemicals, Inc.	6,858	551,177
Ashland, Inc.	1,703	108,907
The Dow Chemical Co.	29,968	1,325,185
Du Pont (E.I.) de Nemours & Co.	28,904	1,469,479
Eastman Chemical Co.	2,500	160,825
Ecolab, Inc.	5,616	239,803
Hercules, Inc.(a)	3,606	70,858
International Flavors & Fragrances, Inc.	2,546	132,748
Monsanto Co.	16,970	1,146,154
PPG Industries, Inc.	5,089	387,324
Praxair, Inc.	9,964	717,308
Rohm & Haas Co.(b)	4,540	248,247
The Sherwin-Williams Co.	3,529	234,573
Sigma-Aldrich Corp.	4,068	173,582
		6,966,170
Coal — 0.2%
CONSOL Energy, Inc.	5,700	262,827
Peabody Energy Corp.(b)	8,200	396,716
		659,543
Commercial Services — 0.7%
Apollo Group, Inc. Cl. A(a)	4,488	262,234
Block (H&R), Inc.(b)	10,048	234,822
Convergys Corp.(a)	4,216	102,196
Donnelley (R.R.) & Sons Co.	6,822	296,825
Equifax, Inc.	4,159	184,743
McKesson Corp.	9,187	547,913
Monster Worldwide, Inc.(a)	4,176	171,634
Moody's Corp.	7,392	459,782
Robert Half International, Inc.	5,380	196,370
Western Union	23,933	498,524
		2,955,043
Computers — 4.2%
Affiliated Computer Services, Inc. Cl. A(a)	3,100	175,832
Apple, Inc.(a)	27,052	3,301,426
Cognizant Technology Solutions Corp. Cl. A(a)	4,400	330,396

(Continued)

The accompanying notes are an integral part of the financial statements.

24

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Sciences Corp.(a)	5,487	$324,556
Dell, Inc.(a)	70,647	2,016,972
Electronic Data Systems Corp.	16,171	448,422
EMC Corp.(a)	65,632	1,187,939
Hewlett-Packard Co.	81,915	3,655,047
International Business Machines Corp.	42,565	4,479,966
Lexmark International, Inc. Cl. A(a)	2,997	147,782
NCR Corp.(a)	5,600	294,224
Network Appliance, Inc.(a)	11,620	339,304
SanDisk Corp.(a)	7,236	354,130
Sun Microsystems, Inc.(a)	109,708	577,064
Unisys Corp.(a)	10,715	97,935
		17,730,995
Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	13,956	512,883
Colgate-Palmolive Co.	16,277	1,055,563
The Estee Lauder Cos., Inc. Cl. A	3,600	163,836
The Procter & Gamble Co.	98,186	6,008,001
		7,740,283
Diversified Financial — 8.0%
American Express Co.	37,108	2,270,267
Ameriprise Financial, Inc.	7,421	471,753
The Bear Stearns Cos., Inc.	3,658	512,120
The Charles Schwab Corp.	31,661	649,684
Chicago Mercantile Exchange Holdings, Inc.(b)	1,100	587,796
CIT Group, Inc.	6,000	328,980
Citigroup, Inc.	154,190	7,908,405
Countrywide Financial Corp.(b)	18,302	665,278
E*TRADE Financial Corp.(a)	13,300	293,797
Fannie Mae	30,076	1,964,865
Federated Investors, Inc. Cl. B	2,700	103,491
Franklin Resources, Inc.	5,128	679,306
Freddie Mac	21,086	1,279,920
The Goldman Sachs Group, Inc.	12,913	2,798,893
JP Morgan Chase & Co.	107,547	5,210,652
Janus Capital Group, Inc.	5,850	162,864
Legg Mason, Inc.	4,085	401,882
Lehman Brothers Holdings, Inc.	16,344	1,217,955
Merrill Lynch & Co., Inc.	27,269	2,279,143
Morgan Stanley	32,991	2,767,285
SLM Corp.	13,142	756,716
T. Rowe Price Group, Inc.	8,200	425,498
		33,736,550

	Number of Shares	Market Value
Electric — 3.2%
AES Corp.(a)	20,649	$451,800
Allegheny Energy, Inc.(a)	5,120	264,909
Ameren Corp.	6,381	312,733
American Electric Power Co., Inc.	12,457	561,063
CenterPoint Energy, Inc.	10,263	178,576
CMS Energy Corp.	7,038	121,054
Consolidated Edison, Inc.	7,850	354,192
Constellation Energy Group, Inc.	5,625	490,331
Dominion Resources, Inc.	10,878	938,880
DTE Energy Co.	5,637	271,816
Duke Energy Corp.	39,173	716,866
Dynegy, Inc. Cl. A(a)	11,309	106,757
Edison International	10,230	574,108
Entergy Corp.	6,360	682,746
Exelon Corp.	20,836	1,512,694
FirstEnergy Corp.	9,957	644,517
FPL Group, Inc.	13,072	741,705
Integrys Energy Group, Inc.	2,300	116,679
PG&E Corp.	10,921	494,721
Pinnacle West Capital Corp.	3,300	131,505
PPL Corp.	11,878	555,772
Progress Energy, Inc.	7,872	358,884
Public Service Enterprise Group, Inc.	7,998	702,064
Southern Co.	23,187	795,082
Teco Energy, Inc.	6,861	117,872
TXU Corp.	14,354	966,024
Xcel Energy, Inc.(b)	12,872	263,490
		13,426,840
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	24,814	1,161,295
Molex, Inc.	4,390	131,744
		1,293,039
Electronics — 0.5%
Agilent Technologies, Inc.(a)	12,383	476,003
Applera Corp. - Applied Biosystems Group	5,638	172,185
Jabil Circuit, Inc.	5,778	127,520
PerkinElmer, Inc.	4,108	107,054
Solectron Corp.(a)	30,181	111,066
Tektronix, Inc.(b)	2,620	88,399
Thermo Fisher Scientific, Inc.(a)	13,554	701,013
Waters Corp.(a)	3,100	184,016
		1,967,256
Engineering & Construction — 0.1%
Fluor Corp.	2,727	303,706

	Number of Shares	Market Value
Entertainment — 0.1%
International Game Technology	10,616	$421,455
Environmental Controls — 0.2%
Allied Waste Industries, Inc.(a) (b)	7,760	104,450
Waste Management, Inc.	16,553	646,395
		750,845
Foods — 1.8%
Campbell Soup Co.	6,802	263,986
ConAgra Foods, Inc.	15,572	418,264
Dean Foods Co.	4,200	133,854
General Mills, Inc.	10,708	625,561
Heinz (H. J.) Co.	10,122	480,491
The Hershey Co.	5,444	275,575
Kellogg Co.	7,764	402,098
Kraft Foods, Inc. Cl. A	50,130	1,767,082
The Kroger Co.	22,018	619,366
McCormick & Co., Inc.	4,100	156,538
Safeway, Inc.	13,860	471,656
Sara Lee Corp.	22,765	396,111
SuperValu, Inc.	6,595	305,480
Sysco Corp.	19,330	637,697
Tyson Foods, Inc. Cl. A	7,800	179,712
Whole Foods Market, Inc.(b)	4,400	168,520
Wrigley (Wm.) Jr. Co.(b)	6,867	379,814
		7,681,805
Forest Products & Paper — 0.3%
International Paper Co.	13,620	531,861
MeadWestvaco Corp.	5,701	201,359
Temple-Inland, Inc.	3,276	201,572
Weyerhaeuser Co.	6,510	513,834
		1,448,626
Gas — 0.2%
KeySpan Corp.	5,480	230,050
Nicor, Inc.(b)	1,489	63,908
NiSource, Inc.	8,446	174,917
Sempra Energy	8,217	486,693
		955,568
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	2,150	189,866
Snap-on, Inc.	1,853	93,595
The Stanley Works	2,305	139,913
		423,374
Health Care – Products — 3.0%
Bard (C.R.), Inc.	3,220	266,069
Bausch & Lomb, Inc.	1,692	117,492
Baxter International, Inc.	20,292	1,143,251
Becton, Dickinson & Co.	7,548	562,326

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Biomet, Inc.	7,655	$349,987
Boston Scientific Corp.(a)	37,672	577,888
Johnson & Johnson	90,296	5,564,040
Medtronic, Inc.	35,981	1,865,975
Patterson Cos., Inc.(a)	4,300	160,261
St. Jude Medical, Inc.(a) (b)	10,744	445,769
Stryker Corp.	9,300	586,737
Varian Medical Systems, Inc.(a)	4,100	174,291
Zimmer Holdings, Inc.(a)	7,322	621,565
		12,435,651
Health Care – Services — 1.4%
Aetna, Inc.	16,044	792,574
Coventry Health Care, Inc.(a)	4,885	281,620
Humana, Inc.(a)	5,203	316,915
Laboratory Corp. of America Holdings(a) (b)	3,800	297,388
Manor Care, Inc.(b)	2,332	152,256
Quest Diagnostics, Inc.	4,928	254,531
Tenet Healthcare Corp.(a) (b)	15,459	100,638
UnitedHealth Group, Inc.	41,880	2,141,743
WellPoint, Inc.(a)	19,087	1,523,715
		5,861,380
Home Builders — 0.2%
Centex Corp.(b)	3,846	154,225
D.R. Horton, Inc.(b)	8,500	169,405
KB Home(b)	2,442	96,142
Lennar Corp. Cl. A	4,300	157,208
Pulte Homes, Inc.	6,744	151,403
		728,383
Home Furnishing — 0.1%
Harman International Industries, Inc.	2,000	233,600
Whirlpool Corp.	2,442	271,550
		505,150
Household Products — 0.4%
Avery Dennison Corp.	2,928	194,653
The Clorox Co.	4,770	296,217
Fortune Brands, Inc.(b)	4,780	393,729
Kimberly-Clark Corp.	14,307	956,995
		1,841,594
Housewares — 0.1%
Newell Rubbermaid, Inc.	8,735	257,071
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	2,279	212,061

	Number of Shares	Market Value
Insurance — 4.9%
ACE Ltd.	10,200	$637,704
AFLAC, Inc.	15,320	787,448
Allstate Corp.	19,004	1,168,936
Ambac Financial Group, Inc.	3,175	276,828
American International Group, Inc.	80,932	5,667,668
Aon Corp.	9,246	393,972
Assurant, Inc.	3,200	188,544
Chubb Corp.	12,546	679,240
Cigna Corp.	9,120	476,246
Cincinnati Financial Corp.	5,482	237,919
Genworth Financial, Inc. Cl. A	13,900	478,160
The Hartford Financial Services Group, Inc.	9,658	951,410
Lincoln National Corp.	8,580	608,751
Loews Corp.	14,074	717,493
Marsh & McLennan Cos., Inc.	17,242	532,433
MBIA, Inc.(b)	4,275	265,990
Metlife, Inc.	23,432	1,510,895
MGIC Investment Corp.(b)	2,589	147,211
Principal Financial Group, Inc.	8,336	485,905
Progressive Corp.	23,192	554,985
Prudential Financial, Inc.	14,600	1,419,558
Safeco Corp.	3,259	202,905
Torchmark Corp.	3,026	202,742
St. Paul Travelers Companies	20,763	1,110,820
Unum Group	10,270	268,150
XL Capital Ltd. Cl. A	5,727	482,729
		20,454,642
Internet — 1.8%
Amazon.com, Inc.(a)	9,633	658,994
eBay, Inc.(a)	35,323	1,136,694
Google, Inc. Cl. A(a)	6,826	3,572,592
IAC/InterActiveCorp(a)	7,000	242,270
Symantec Corp.(a)	28,189	569,418
VeriSign, Inc.(a)	7,600	241,148
Yahoo!, Inc.(a)	38,016	1,031,374
		7,452,490
Iron & Steel — 0.3%
Allegheny Technologies, Inc.	3,044	319,255
Nucor Corp.	9,356	548,729
United States Steel Corp.	3,754	408,247
		1,276,231

	Number of Shares	Market Value
Leisure Time — 0.3%
Brunswick Corp.	2,939	$95,900
Carnival Corp.	14,185	691,802
Harley-Davidson, Inc.	8,022	478,191
		1,265,893
Lodging — 0.5%
Harrah's Entertainment, Inc.	5,823	496,469
Hilton Hotels Corp.	12,091	404,686
Marriott International, Inc. Cl. A	10,228	442,259
Starwood Hotels & Resorts Worldwide, Inc.	6,840	458,759
Wyndham Worldwide Corp.(a)	5,888	213,499
		2,015,672
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	20,104	1,574,143
Terex Corp.(a)	3,200	260,160
		1,834,303
Machinery – Diversified — 0.4%
Cummins, Inc.	3,178	321,645
Deere & Co.	7,143	862,446
Rockwell Automation, Inc.	4,968	344,978
		1,529,069
Manufacturing — 5.3%
3M Co.	22,472	1,950,345
Cooper Industries Ltd. Cl. A	5,728	327,012
Danaher Corp.	7,410	559,455
Dover Corp.	6,335	324,035
Eastman Kodak Co.(b)	8,960	249,357
Eaton Corp.	4,494	417,942
General Electric Co.	322,535	12,346,640
Honeywell International, Inc.	24,390	1,372,669
Illinois Tool Works, Inc.	12,838	695,691
Ingersoll-Rand Co. Ltd. Cl. A	9,566	524,408
ITT Corp.	5,674	387,421
Leggett & Platt, Inc.(b)	5,650	124,582
Pall Corp.	3,892	178,993
Parker Hannifin Corp.	3,614	353,847
Textron, Inc.	3,932	432,953
Tyco International Ltd.	61,474	2,077,206
		22,322,556
Media — 3.2%
CBS Corp. Cl. B	22,914	763,494
Clear Channel Communications, Inc.	15,549	588,063

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Comcast Corp. Cl. A(a)	96,777	$2,721,369
The DIRECTV Group, Inc.(a)	24,300	561,573
Dow Jones & Co., Inc.	2,026	116,394
Gannett Co., Inc.	7,370	404,982
The McGraw-Hill Companies, Inc.	10,960	746,157
Meredith Corp.	1,144	70,470
New York Times Co. Cl. A(b)	4,765	121,031
News Corp., Inc. Cl. A	73,000	1,548,330
The Scripps (E.W.) Co. Cl. A	2,700	123,363
Time Warner, Inc.	118,708	2,497,616
Tribune Co.	2,583	75,940
Viacom, Inc. Cl. B(a)	21,514	895,628
The Walt Disney Co.	62,032	2,117,772
		13,352,182
Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	4,400	533,984
Mining — 0.7%
Alcoa, Inc.	27,088	1,097,877
Freeport-McMoran Copper & Gold, Inc.	11,633	963,445
Newmont Mining Corp.	14,009	547,192
Vulcan Materials Co.(b)	3,010	344,765
		2,953,279
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	6,902	323,152
Xerox Corp.(a)	29,514	545,419
		868,571
Oil & Gas — 8.6%
Anadarko Petroleum Corp.	14,344	745,745
Apache Corp.	10,700	873,013
Chesapeake Energy Corp.	13,300	460,180
Chevron Corp.	67,566	5,691,760
ConocoPhillips Co.	51,090	4,010,565
Devon Energy Corp.	13,970	1,093,711
ENSCO International, Inc.	4,800	292,848
EOG Resources, Inc.	7,500	547,950
Exxon Mobil Corp.	176,136	14,774,288
Hess Corp.	8,417	496,266
Marathon Oil Corp.	21,592	1,294,656
Murphy Oil Corp.	5,700	338,808
Nabors Industries Ltd.(a)	8,630	288,069
Noble Corp.	4,140	403,733
Occidental Petroleum Corp.	26,108	1,511,131
Rowan Companies, Inc.	3,521	144,291
Sunoco, Inc.	3,786	301,668
Transocean, Inc.(a)	9,098	964,206
Valero Energy Corp.	17,400	1,285,164

	Number of Shares	Market Value
XTO Energy, Inc.	11,599	$697,100
		36,215,152
Oil & Gas Services — 1.6%
Baker Hughes, Inc.	9,998	841,132
BJ Services Co.	9,100	258,804
Halliburton Co.	28,413	980,248
National Oilwell Varco, Inc.(a)	5,700	594,168
Schlumberger Ltd.	37,178	3,157,899
Smith International, Inc.	6,200	363,568
Weatherford International Ltd.(a)	10,538	582,119
		6,777,938
Packaging & Containers — 0.1%
Ball Corp.	3,320	176,524
Bemis Co., Inc.	3,466	115,002
Pactiv Corp.(a)	4,159	132,631
Sealed Air Corp.	5,282	163,848
		588,005
Pharmaceuticals — 5.8%
Abbott Laboratories	47,798	2,559,583
Allergan, Inc.	9,832	566,716
AmerisourceBergen Corp.	5,852	289,498
Barr Pharmaceuticals, Inc.(a)	3,300	165,759
Bristol-Myers Squibb Co.	61,442	1,939,110
Cardinal Health, Inc.	12,469	880,810
Eli Lilly & Co.	30,695	1,715,237
Express Scripts, Inc.(a)	8,400	420,084
Forest Laboratories, Inc.(a)	10,280	469,282
Gilead Sciences, Inc.(a)	29,288	1,135,496
Hospira, Inc.(a)	4,839	188,915
King Pharmaceuticals, Inc.(a)	7,567	154,821
Medco Health Solutions, Inc.(a)	9,020	703,470
Merck & Co., Inc.	67,615	3,367,227
Mylan Laboratories, Inc.	6,824	124,129
Pfizer, Inc.	220,541	5,639,233
Schering-Plough Corp.	47,088	1,433,359
Watson Pharmaceutical, Inc.(a)	3,370	109,626
Wyeth	42,056	2,411,491
		24,273,846
Pipelines — 0.4%
El Paso Corp.	21,746	374,684
Questar Corp.	5,200	274,820
Spectra Energy Corp.	19,586	508,453
The Williams Cos., Inc.	18,618	588,701
		1,746,658

	Number of Shares	Market Value
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(a)	5,700	$208,050
Real Estate Investment Trusts (REITS) — 1.2%
Apartment Investment & Management Co. Cl. A(b)	3,200	161,344
Archstone-Smith Trust REIT(b)	7,300	431,503
AvalonBay Communities, Inc.	2,300	273,424
Boston Properties, Inc.	3,600	367,668
Developers Diversified Realty Corp. REIT	4,000	210,840
Equity Residential REIT	9,200	419,796
General Growth Properties, Inc. REIT	7,700	407,715
Host Hotels & Resorts, Inc. REIT(b)	16,400	379,168
Kimco Realty Corp.	6,700	255,069
Plum Creek Timber Co., Inc.	5,600	233,296
ProLogis	7,600	432,440
Public Storage	3,620	278,088
Simon Property Group, Inc. REIT	7,200	669,888
Vornado Realty Trust	4,300	472,312
		4,992,551
Retail — 5.6%
Abercrombie & Fitch Co. Cl. A	2,700	197,046
AutoNation, Inc.(a)	4,868	109,238
AutoZone, Inc.(a)	1,554	212,307
Bed Bath & Beyond, Inc.(a)	8,550	307,715
Best Buy Co., Inc.(b)	12,595	587,809
Big Lots, Inc.(a) (b)	3,474	102,205
Circuit City Stores, Inc.(b)	4,500	67,860
Costco Wholesale Corp.	14,042	821,738
CVS Caremark Corp.	47,983	1,748,980
Darden Restaurants, Inc.	4,392	193,204
Dillards, Inc. Cl. A	2,101	75,489
Dollar General Corp.	9,814	215,123
Family Dollar Stores, Inc.	4,851	166,486
The Gap, Inc.	16,845	321,740
The Home Depot, Inc.	61,737	2,429,351
J.C. Penney Co., Inc.	7,109	514,549
Kohl's Corp.(a)	10,223	726,140
Limited Brands, Inc.(b)	10,630	291,794
Lowe's Companies, Inc.	47,064	1,444,394
Macy's, Inc.	14,400	572,832
McDonald's Corp.	37,477	1,902,333
Nordstrom, Inc.	6,870	351,194
Office Depot, Inc.(a)	8,565	259,520
OfficeMax, Inc.	2,242	88,111
RadioShack Corp.	4,281	141,872
Sears Holdings Corp.(a)	2,608	442,056

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Staples, Inc.	22,359	$530,579
Starbucks Corp.(a)	23,198	608,716
Target Corp.	26,568	1,689,725
Tiffany & Co.	4,192	222,428
The TJX Cos., Inc.	13,976	384,340
Walgreen Co.	31,104	1,354,268
Wal-Mart Stores, Inc.	75,834	3,648,374
Wendy's International, Inc.	2,675	98,306
Yum! Brands, Inc.	16,396	536,477
		23,364,299
Savings & Loans — 0.4%
Hudson City Bancorp, Inc.	15,700	191,854
Sovereign Bancorp, Inc.(b)	11,455	242,159
Washington Mutual, Inc.	27,701	1,181,171
		1,615,184
Semiconductors — 2.7%
Advanced Micro Devices, Inc.(a) (b)	16,760	239,668
Altera Corp.	11,420	252,725
Analog Devices, Inc.	10,370	390,327
Applied Materials, Inc.	43,406	862,477
Broadcom Corp. Cl. A(a)	14,547	425,500
Intel Corp.	180,787	4,295,499
KLA-Tencor Corp.(b)	6,006	330,030
Linear Technology Corp.(b)	8,030	290,525
LSI Corp.(a)	24,228	181,952
Maxim Integrated Products, Inc.	10,060	336,105
MEMC Electronic Materials, Inc.(a)	7,100	433,952
Micron Technology, Inc.(a) (b)	22,817	285,897
National Semiconductor Corp.(b)	8,796	248,663
Novellus Systems, Inc.(a)	4,150	117,736
Nvidia Corp.(a)	11,000	454,410
QLogic Corp.(a)	5,000	83,250
Teradyne, Inc.(a) (b)	6,260	110,051
Texas Instruments, Inc.	44,926	1,690,565
Xilinx, Inc.	9,311	249,255
		11,278,587
Software — 3.7%
Adobe Systems, Inc.(a)	18,112	727,197
Autodesk, Inc.(a)	7,180	338,034
Automatic Data Processing, Inc.	17,104	829,031
BMC Software, Inc.(a)	6,565	198,920
CA, Inc.	12,829	331,373
Citrix Systems, Inc.(a)	5,592	188,283
Compuware Corp.(a)	10,078	119,525
Electronic Arts, Inc.(a)	9,600	454,272

	Number of Shares	Market Value
Fidelity National Information Services, Inc.	5,100	$276,828
First Data Corp.	23,433	765,556
Fiserv, Inc.(a)	5,321	302,233
IMS Health, Inc.	6,324	203,190
Intuit, Inc.(a)	10,920	328,474
Microsoft Corp.	263,308	7,759,687
Novell, Inc.(a)	11,176	87,061
Oracle Corp.(a)	124,161	2,447,213
Paychex, Inc.	10,497	410,643
		15,767,520
Telecommunications — 6.4%
Alltel Corp.	10,908	736,835
AT&T, Inc.	192,795	8,000,993
Avaya, Inc.(a)	13,476	226,936
CenturyTel, Inc.	3,431	168,291
Ciena Corp.(a)	2,748	99,285
Cisco Systems, Inc.(a)	189,773	5,285,178
Citizens Communications Co.(b)	10,101	154,242
Corning, Inc.(a)	48,691	1,244,055
Embarq Corp.	4,727	299,550
JDS Uniphase Corp.(a) (b)	7,098	95,326
Juniper Networks, Inc.(a)	18,100	455,577
Motorola, Inc.	72,409	1,281,639
Qualcomm, Inc.	51,660	2,241,527
Qwest Communications International, Inc.(a) (b)	48,758	472,953
Sprint Nextel Corp.	90,659	1,877,548
Tellabs, Inc.(a)	14,012	150,769
Verizon Communications, Inc.	90,616	3,730,661
Windstream Corp.	14,831	218,906
		26,740,271
Textiles — 0.0%
Cintas Corp.(b)	4,290	169,155
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	5,191	163,049
Mattel, Inc.	11,789	298,144
		461,193
Transportation — 1.7%
Burlington Northern Santa Fe Corp.	11,193	952,972
C.H. Robinson Worldwide, Inc.	5,500	288,860
CSX Corp.	13,830	623,456
FedEx Corp.	9,603	1,065,645
Norfolk Southern Corp.	12,389	651,290
Ryder System, Inc.(b)	1,982	106,632
Union Pacific Corp.	8,417	969,218

	Number of Shares	Market Value
United Parcel Service, Inc. Cl. B	33,200	$2,423,600
		7,081,673
TOTAL EQUITIES (Cost $305,288,148)		418,054,282
	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Cash Equivalents — 3.2%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$175,783	175,783
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	439,459	439,459
American Beacon Money Market Fund(c)	493,053	493,053
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	329,594	329,594
Bank of America 5.270% 07/06/2007	439,459	439,459
Bank of America 5.270% 07/16/2007	87,892	87,892
Bank of America 5.270% 08/17/2007	109,865	109,865
Bank of America 5.300% 09/17/2007	219,730	219,730
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	439,459	439,459
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	109,865	109,865
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	87,892	87,892
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	65,919	65,919
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	417,486	417,486
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	241,703	241,703
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	439,459	439,459

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	$87,892	$87,892
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	219,730	219,730
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	65,919	65,919
BGI Institutional Money Market Fund(c)	285,649	285,649
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	659,189	659,189
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	219,730	219,730
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	659,189	659,189
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	439,459	439,459
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	439,459	439,459
Dreyfus Institutional Cash Advantage Money Market Fund(c)	131,838	131,838
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	32,593	32,593
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	109,865	109,865
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	109,865	109,865
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	153,811	153,811
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	109,865	109,865
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	87,892	87,892
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	219,730	219,730
Freddie Mac Discount Note 5.155% 07/16/2007	41,492	41,492

	Principal Amount	Market Value
Freddie Mac Discount Note 5.185% 07/09/2007	$21,661	$21,661
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	197,757	197,757
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	219,730	219,730
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	219,278	219,278
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	329,594	329,594
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	439,459	439,459
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	659,189	659,189
Reserve Primary Money Market Fund(c)	436,268	436,268
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	439,459	439,459
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	109,865	109,865
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	439,459	439,459
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	65,919	65,919
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	73,818	73,818
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	307,622	307,622
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	439,459	439,459
Vanguard Prime Money Market Fund(c)	219,730	219,730
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	118,654	118,654
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	439,459	439,459

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	$219,730	$219,730
		13,565,895
Repurchase Agreements — 0.4%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(f)	1,634,439	1,634,439
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill 4.736% 08/09/2007(d)	10,000	9,948
U.S. Treasury Bill(d) 4.946% 08/09/2007	435,000	432,669
		442,617
TOTAL SHORT-TERM INVESTMENTS (Cost $15,642,951)		15,642,951
TOTAL INVESTMENTS — 103.2% (Cost $320,931,099)(g)		433,697,233
Other Assets/ (Liabilities) — (3.2%)		(13,498,005)
NET ASSETS — 100.0%		$420,199,228

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $1,634,916. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 1/25/2027, and an aggregate market value, including accrued interest, of $1,716,161.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML Growth Equity Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Advertising — 0.2%
Omnicom Group, Inc.	$800	$42,335
Aerospace & Defense — 1.7%
General Dynamics Corp.	400	31,288
Lockheed Martin Corp.	1,900	178,847
Northrop Grumman Corp.	300	23,361
Raytheon Co.	600	32,334
United Technologies Corp.	800	56,744
		322,574
Agriculture — 0.9%
Altria Group, Inc.	1,100	77,154
UST, Inc.	1,800	96,678
		173,832
Apparel — 2.4%
Coach, Inc.(a)	4,200	199,038
Columbia Sportswear Co.(b)	200	13,736
Liz Claiborne, Inc.(b)	600	22,380
Nike, Inc. Cl. B	2,200	128,238
Polo Ralph Lauren Corp.	400	39,244
VF Corp.	800	73,264
		475,900
Auto Manufacturers — 1.2%
Paccar, Inc.	2,600	226,304
Automotive & Parts — 0.3%
The Goodyear Tire & Rubber Co.(a)	1,700	59,092
Banks — 0.1%
Peoples United Financial	630	11,170
Beverages — 1.7%
Anheuser-Busch Cos., Inc.	3,200	166,912
The Coca-Cola Co.	3,300	172,623
		339,535
Biotechnology — 0.0%
Amgen, Inc.(a)	100	5,529
Building Materials — 0.6%
American Standard Cos., Inc.	1,200	70,776
Martin Marietta Materials, Inc.	100	16,202
Masco Corp.	800	22,776
		109,754
Chemicals — 1.1%
Albemarle Corp.	1,000	38,530

	Number of Shares	Market Value
Ecolab, Inc.	700	$29,890
International Flavors & Fragrances, Inc.	600	31,284
Lyondell Chemical Co.	300	11,136
PPG Industries, Inc.	400	30,444
The Sherwin-Williams Co.	1,000	66,470
		207,754
Commercial Services — 1.3%
Career Education Corp.(a)	600	20,262
Corrections Corp. of America(a)	200	12,622
ITT Educational Services, Inc.(a)	400	46,952
Manpower, Inc.	600	55,344
McKesson Corp.	800	47,712
Moody's Corp.(b)	600	37,320
Pharmaceutical Product Development, Inc.	20	765
Rent-A-Center, Inc.(a) (b)	1,400	36,722
		257,699
Computers — 8.5%
Affiliated Computer Services, Inc. Cl. A(a)	300	17,016
Apple, Inc.(a)	2,300	280,692
Cognizant Technology Solutions Corp. Cl. A(a)	900	67,581
Dell, Inc.(a)	13,800	393,990
EMC Corp.(a)	6,100	110,410
FactSet Research Systems, Inc.	200	13,670
Hewlett-Packard Co.	2,000	89,240
International Business Machines Corp.	5,600	589,400
Lexmark International, Inc. Cl. A(a)	2,000	98,620
		1,660,619
Computers & Information — 0.4%
CDW Corp.(a)	900	76,473
Tech Data Corp.(a)	200	7,692
		84,165
Cosmetics & Personal Care — 0.4%
Avon Products, Inc.	1,300	47,775
Colgate-Palmolive Co.	100	6,485
The Estee Lauder Cos., Inc. Cl. A	500	22,755
		77,015

	Number of Shares	Market Value
Diversified Financial — 2.6%
Citigroup, Inc.	500	$25,645
Countrywide Financial Corp.(b)	600	21,810
The First Marblehead Corp.(b)	900	34,776
Franklin Resources, Inc.	400	52,988
The Goldman Sachs Group, Inc.	1,100	238,425
Morgan Stanley	1,700	142,596
		516,240
Electric — 0.8%
AES Corp.(a)	2,300	50,324
American Electric Power Co., Inc.	400	18,016
CenterPoint Energy, Inc.	600	10,440
Constellation Energy Group, Inc.	200	17,434
Entergy Corp.	600	64,410
		160,624
Electrical Components & Equipment — 0.8%
Emerson Electric Co.	800	37,440
Energizer Holdings, Inc.(a)	900	89,640
Molex, Inc.	800	24,008
		151,088
Electronics — 0.7%
Amphenol Corp. Cl. A	1,000	35,650
Avnet, Inc.(a) (b)	700	27,748
FLIR Systems, Inc.(a)	400	18,500
Waters Corp.(a)	900	53,424
		135,322
Environmental Controls — 0.2%
Nalco Holding Co.	400	10,980
Waste Management, Inc.	900	35,145
		46,125
Foods — 1.9%
Campbell Soup Co.	200	7,762
Corn Products International, Inc.	300	13,635
General Mills, Inc.	200	11,684
Heinz (H. J.) Co.	1,100	52,217
Kraft Foods, Inc. Cl. A	1,099	38,740
The Kroger Co.	2,500	70,325
Safeway, Inc.	1,700	57,851
Sara Lee Corp.	700	12,180
Sysco Corp.	3,400	112,166
		376,560

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Gas — 0.1%
Sempra Energy	200	$11,846
Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	200	14,848
Health Care – Products — 6.0%
Bard (C.R.), Inc.	400	33,052
Baxter International, Inc.	1,700	95,778
Becton, Dickinson & Co.	900	67,050
Immucor, Inc.(a)	400	11,188
Johnson & Johnson	8,500	523,770
Patterson Cos., Inc.(a)	800	29,816
Respironics, Inc.(a)	300	12,777
St. Jude Medical, Inc.(a)	300	12,447
Stryker Corp.	2,800	176,652
Zimmer Holdings, Inc.(a)	2,500	212,225
		1,174,755
Health Care – Services — 2.5%
Aetna, Inc.	1,000	49,400
Laboratory Corp. of America Holdings(a) (b)	600	46,956
Lincare Holdings, Inc.(a)	600	23,910
Manor Care, Inc.(b)	600	39,174
Quest Diagnostics, Inc.	1,900	98,135
UnitedHealth Group, Inc.	4,688	239,744
		497,319
Home Builders — 0.3%
Centex Corp.(b)	200	8,020
Lennar Corp. Cl. A(b)	200	7,312
Thor Industries, Inc.(b)	900	40,626
		55,958
Home Furnishing — 0.1%
Tempur-Pedic International, Inc.(b)	600	15,540
Household Products — 0.8%
Kimberly-Clark Corp.	2,300	153,847
Industrial – Distribution — 0.2%
Grainger (W.W.), Inc.(b)	400	37,220
Insurance — 3.2%
AFLAC, Inc.	1,400	71,960
Allstate Corp.	1,100	67,661
Ambac Financial Group, Inc.	500	43,595
American International Group, Inc.	1,600	112,048
W.R. Berkley Corp.	400	13,016
Cigna Corp.	1,800	93,996
MBIA, Inc.(b)	400	24,888
The PMI Group, Inc.	1,000	44,670
Progressive Corp.	800	19,144
Prudential Financial, Inc.	400	38,892

	Number of Shares	Market Value
Radian Group, Inc.(b)	200	$10,800
Torchmark Corp.	200	13,400
St. Paul Travelers Companies	1,500	80,250
		634,320
Internet — 0.7%
Amazon.com, Inc.(a) (b)	800	54,728
eBay, Inc.(a)	800	25,744
Expedia, Inc.(a) (b)	500	14,645
IAC/InterActiveCorp(a)	300	10,383
McAfee, Inc.(a)	1,000	35,200
		140,700
Iron & Steel — 0.1%
Cleveland-Cliffs, Inc.(b)	200	15,534
Leisure Time — 1.1%
Harley-Davidson, Inc.	3,700	220,557
Lodging — 1.1%
Marriott International, Inc. Cl. A	2,700	116,748
MGM Mirage(a) (b)	1,100	90,728
		207,476
Machinery – Diversified — 0.3%
Deere & Co.	400	48,296
Graco, Inc.	300	12,084
		60,380
Manufacturing — 1.6%
Danaher Corp.	1,600	120,800
Honeywell International, Inc.	1,000	56,280
Illinois Tool Works, Inc.	1,300	70,447
Textron, Inc.	100	11,011
Tyco International Ltd.	1,600	54,064
		312,602
Media — 3.9%
Citadel Broadcasting Corp.	138	890
Comcast Corp. Cl. A(a)	10,300	289,636
The DIRECTV Group, Inc.(a)	8,700	201,057
Gannett Co., Inc.	1,000	54,950
Liberty Media Holding Corp. Capital Cl. A(a)	300	35,304
The McGraw-Hill Companies, Inc.	400	27,232
News Corp., Inc. Cl. A	1,500	31,815
Time Warner, Inc.	2,700	56,808
The Walt Disney Co.	1,800	61,452
		759,144
Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp.	500	60,680

	Number of Shares	Market Value
Mining — 0.1%
Vulcan Materials Co.	100	$11,454
Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	600	28,092
Oil & Gas — 5.6%
Anadarko Petroleum Corp.	400	20,796
Apache Corp.	200	16,318
Chevron Corp.	3,600	303,264
ConocoPhillips Co.	742	58,247
Devon Energy Corp.	300	23,487
Exxon Mobil Corp.	7,800	654,264
Occidental Petroleum Corp.	300	17,364
		1,093,740
Packaging & Containers — 0.4%
Owens-Illinois, Inc.(a)	400	14,000
Pactiv Corp.(a)	1,800	57,402
		71,402
Pharmaceuticals — 7.7%
Abbott Laboratories	1,500	80,325
Bristol-Myers Squibb Co.	800	25,248
Cardinal Health, Inc.	900	63,576
Express Scripts, Inc.(a)	1,800	90,018
Forest Laboratories, Inc.(a)	4,000	182,600
Merck & Co., Inc.	12,600	627,480
NBTY, Inc.(a)	500	21,600
Pfizer, Inc.	5,700	145,749
Schering-Plough Corp.	8,400	255,696
Wyeth	400	22,936
		1,515,228
Retail — 19.0%
Abercrombie & Fitch Co. Cl. A(b)	400	29,192
American Eagle Outfitters, Inc.	3,750	96,225
AnnTaylor Stores Corp.(a)	100	3,542
AutoNation, Inc.(a)	1,600	35,904
AutoZone, Inc.(a)	700	95,634
Bed Bath & Beyond, Inc.(a) (b)	2,200	79,178
Best Buy Co., Inc.	700	32,669
Big Lots, Inc.(a) (b)	700	20,594
Brinker International, Inc.	350	10,245
Carmax, Inc.(a) (b)	2,500	63,750
Costco Wholesale Corp.	400	23,408
Dollar General Corp.	1,400	30,688
Dollar Tree Stores, Inc.(a)	1,400	60,970
Family Dollar Stores, Inc.	2,000	68,640
The Gap, Inc.	800	15,280
The Home Depot, Inc.	13,000	511,550
J.C. Penney Co., Inc.	800	57,904

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Jack in the Box, Inc.(a)	500	$35,470
Kohl's Corp.(a)	4,500	319,635
Limited Brands, Inc.(b)	2,100	57,645
Lowe's Companies, Inc.(b)	9,200	282,348
McDonald's Corp.	5,400	274,104
Nordstrom, Inc.	2,000	102,240
OfficeMax, Inc.	800	31,440
O'Reilly Automotive, Inc.(a)	1,000	36,550
Petsmart, Inc.	600	19,470
RadioShack Corp.(b)	1,200	39,768
Sears Holdings Corp.(a)	300	50,850
Staples, Inc.	3,800	90,174
Starbucks Corp.(a)	2,300	60,352
Target Corp.	3,600	228,960
Tiffany & Co.	700	37,142
The TJX Cos., Inc.	1,800	49,500
Walgreen Co.	2,500	108,850
Wal-Mart Stores, Inc.	11,600	558,076
Yum! Brands, Inc.	2,800	91,616
		3,709,563
Semiconductors — 1.1%
Intel Corp.	8,200	194,832
Novellus Systems, Inc.(a) (b)	900	25,533
		220,365
Software — 7.1%
Adobe Systems, Inc.(a)	900	36,135
BEA Systems, Inc.(a)	1,100	15,059
BMC Software, Inc.(a)	1,100	33,330
CA, Inc.	400	10,332
Citrix Systems, Inc.(a)	100	3,367
Compuware Corp.(a)	1,100	13,046
First Data Corp.	1,200	39,204
Fiserv, Inc.(a)	1,600	90,880
Intuit, Inc.(a)	400	12,032
Microsoft Corp.	23,900	704,333
MoneyGram International, Inc.(b)	800	22,360
Oracle Corp.(a)	20,100	396,171
SEI Investments Co.	400	11,616
		1,387,865
Telecommunications — 4.6%
AT&T, Inc.	5,165	214,348
Cisco Systems, Inc.(a)	23,000	640,550
Juniper Networks, Inc.(a)	500	12,585
Polycom, Inc.(a)	1,200	40,320
		907,803
Toys, Games & Hobbies — 0.7%
Hasbro, Inc.	1,000	31,410
Mattel, Inc.	3,800	96,102
		127,512

	Number of Shares	Market Value
Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	600	$31,512
CSX Corp.	600	27,048
Expeditors International of Washington, Inc.	300	12,390
FedEx Corp.	1,300	144,261
J.B. Hunt Transport Services, Inc.	100	2,932
Ryder System, Inc.(b)	100	5,380
		223,523
TOTAL EQUITIES (Cost $17,895,841)		19,108,509
RIGHTS — 0.0%
Computers
Seagate Technology(a) (c)	11,100	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG TERM INVESTMENTS (Cost $17,895,841)		19,108,509
	Principal Amount
SHORT-TERM INVESTMENTS — 8.4%
Cash Equivalents — 5.9%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$15,112	15,112
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	37,784	37,784
American Beacon Money Market Fund(d)	42,388	42,388
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	28,335	28,335
Bank of America 5.270% 07/06/2007	37,781	37,781
Bank of America 5.270% 07/16/2007	7,556	7,556
Bank of America 5.270% 08/17/2007	9,445	9,445
Bank of America 5.300% 09/17/2007	18,890	18,890
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	37,781	37,781

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	$9,445	$9,445
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	7,556	7,556
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	5,667	5,667
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	35,892	35,892
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	20,779	20,779
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	37,781	37,781
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	7,556	7,556
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	18,890	18,890
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	5,667	5,667
BGI Institutional Money Market Fund(d)	24,557	24,557
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	56,671	56,671
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	18,890	18,890
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	56,671	56,671
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	37,781	37,781
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	37,781	37,781
Dreyfus Institutional Cash Advantage Money Market Fund(d)	11,334	11,334
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	2,802	2,802
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	9,445	9,445

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	$9,445	$9,445
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	13,223	13,223
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	9,445	9,445
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	7,556	7,556
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	18,890	18,890
Freddie Mac Discount Note 5.155% 07/16/2007	3,567	3,567
Freddie Mac Discount Note 5.185% 07/09/2007	1,862	1,862
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	17,001	17,001
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	18,890	18,890
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	18,851	18,851
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	28,335	28,335
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	37,781	37,781
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	56,671	56,671
Reserve Primary Money Market Fund(d)	37,506	37,506
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	37,781	37,781
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	9,445	9,445
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	37,781	37,781
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	5,667	5,667

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	$6,346	$6,346
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	26,446	26,446
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	37,781	37,781
Vanguard Prime Money Market Fund(d)	18,890	18,890
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	10,201	10,201
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	37,781	37,781
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	18,890	18,890
		1,166,269
Repurchase Agreements — 2.5%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/2/2007(f)	487,283	487,283
TOTAL SHORT-TERM INVESTMENTS (Cost $1,653,552)		1,653,552
TOTAL INVESTMENTS — 106.1% (Cost $19,549,393)(g)		20,762,061
Other Assets/ (Liabilities) — (6.1%)		(1,198,953)
NET ASSETS — 100.0%		$19,563,108

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $487,425. Collateralized by U.S. Government Agency obligation with a rate of 8.125%, maturity date of 11/25/2010, and an aggregate market value, including accrued interest, of $511,647.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MML OTC 100 Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK — 99.1%
Advertising — 0.3%
Lamar Advertising Co. Cl. A	407	$25,543
Airlines — 0.5%
Ryanair Holdings PLC Sponsored ADR (Ireland)(a)	584	22,046
UAL Corp.(a)	555	22,527
		44,573
Auto Manufacturers — 1.5%
Paccar, Inc.	1,411	122,813
Biotechnology — 5.8%
Amgen, Inc.(a)	2,738	151,384
Biogen Idec, Inc.(a)	1,890	101,115
Celgene Corp.(a)	1,909	109,443
Genzyme Corp.(a)	1,677	107,999
Vertex Pharmaceuticals, Inc.(a)	666	19,021
		488,962
Chemicals — 0.3%
Sigma-Aldrich Corp.	652	27,821
Commercial Services — 1.3%
Apollo Group, Inc. Cl. A(a)	899	52,529
Fastenal Co.	726	30,390
Monster Worldwide, Inc.(a)	677	27,825
		110,744
Computers — 15.7%
Apple, Inc.(a)	6,110	745,664
Cadence Design Systems, Inc.(a)	1,477	32,435
Cognizant Technology Solutions Corp. Cl. A(a)	710	53,314
Dell, Inc.(a)	4,233	120,852
Logitech International S.A.(a)	897	23,672
Network Appliance, Inc.(a)	1,964	57,349
Research In Motion Ltd.(a)	943	188,591
SanDisk Corp.(a)	1,048	51,289
Sun Microsystems, Inc.(a)	7,866	41,375
		1,314,541
Computers & Information — 0.4%
CDW Corp.(a)	419	35,602
Electronics — 1.3%
Flextronics International Ltd.(a)	3,364	36,331

	Number of Shares	Market Value
Garmin Ltd.	1,016	$75,154
		111,485
Foods — 0.3%
Whole Foods Market, Inc.	709	27,155
Health Care – Products — 1.9%
Biomet, Inc.	1,675	76,581
Dentsply International, Inc.	734	28,083
Intuitive Surgical, Inc.(a)	193	26,783
Patterson Cos., Inc.(a)	671	25,008
		156,455
Internet — 13.1%
Akamai Technologies, Inc.(a)	809	39,350
Amazon.com, Inc.(a)	1,378	94,269
Check Point Software Technologies Ltd.(a)	1,120	25,547
Checkfree Corp.(a)	434	17,447
eBay, Inc.(a)	5,152	165,791
Expedia, Inc.(a)	1,501	43,964
Google, Inc. Cl. A(a)	714	373,693
IAC/InterActiveCorp(a)	1,492	51,638
Liberty Media Holding Corp. Interactive Cl. A(a)	3,031	67,682
Symantec Corp.(a)	4,772	96,394
VeriSign, Inc.(a)	1,160	36,807
Yahoo!, Inc.(a)	3,275	88,851
		1,101,433
Lodging — 0.6%
Wynn Resorts Ltd.	563	50,495
Machinery – Construction & Mining — 0.4%
Joy Global, Inc.	556	32,432
Media — 4.4%
Comcast Corp. Cl. A(a)	7,337	206,316
Discovery Holding Co. Cl. A(a)	1,222	28,094
EchoStar Communications Corp. Cl. A(a)	1,077	46,710
Liberty Global, Inc. Cl. A(a)	983	40,342
Sirius Satellite Radio, Inc.(a)	7,939	23,976
XM Satellite Radio Holdings, Inc. Cl. A(a)	1,586	18,667
		364,105
Oil & Gas — 0.3%
Patterson-UTI Energy, Inc.	814	21,335

	Number of Shares	Market Value
Pharmaceuticals — 5.3%
Amylin Pharmaceuticals, Inc.(a)	635	$26,137
Cephalon, Inc.(a)	321	25,805
Express Scripts, Inc.(a)	1,244	62,212
Gilead Sciences, Inc.(a)	4,658	180,591
Sepracor, Inc.(a)	538	22,069
Teva Pharmaceutical Sponsored ADR (Israel)	3,067	126,514
		443,328
Retail — 6.1%
Bed Bath & Beyond, Inc.(a)	1,888	67,949
Costco Wholesale Corp.	1,192	69,756
Petsmart, Inc.	676	21,936
Ross Stores, Inc.	708	21,806
Sears Holdings Corp.(a)	811	137,465
Staples, Inc.	2,434	57,759
Starbucks Corp.(a)	5,220	136,973
		513,644
Semiconductors — 10.6%
Altera Corp.	2,530	55,989
Applied Materials, Inc.	3,628	72,088
Broadcom Corp. Cl. A(a)	2,170	63,473
Intel Corp.	10,304	244,823
KLA-Tencor Corp.	1,177	64,676
Lam Research Corp.(a)	707	36,340
Linear Technology Corp.	1,719	62,193
Marvell Technology Group Ltd.(a)	2,839	51,698
Maxim Integrated Products, Inc.	2,276	76,041
Microchip Technology, Inc.	903	33,447
Nvidia Corp.(a)	1,804	74,523
Xilinx, Inc.	1,986	53,165
		888,456
Software — 15.1%
Activision, Inc.(a)	1,282	23,935
Adobe Systems, Inc.(a)	2,919	117,198
Autodesk, Inc.(a)	1,211	57,014
BEA Systems, Inc.(a)	1,859	25,450
Citrix Systems, Inc.(a)	1,078	36,296
Electronic Arts, Inc.(a)	1,588	75,144
Fiserv, Inc.(a)	1,066	60,549
Infosys Technologies Ltd. Sponsored ADR (India)	568	28,616
Intuit, Inc.(a)	2,168	65,213
Microsoft Corp.	16,676	491,442
Oracle Corp.(a)	10,857	213,991

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Paychex, Inc.	1,816	$71,042
		1,265,890
Telecommunications — 12.3%
Cisco Systems, Inc.(a)	10,986	305,960
Juniper Networks, Inc.(a)	1,891	47,596
Level 3 Communications, Inc.(a)	7,556	44,203
Millicom International Cellular SA(a)	490	44,904
NII Holdings, Inc. Cl. B(a)	806	65,076
Qualcomm, Inc.	10,181	441,754
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)	667	26,607
Tellabs, Inc.(a)	1,252	13,472
Virgin Media, Inc.	1,833	44,670
		1,034,242
Textiles — 0.5%
Cintas Corp.	963	37,971
Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	848	44,537
Expeditors International of Washington, Inc.	1,056	43,613
		88,150
TOTAL EQUITIES (Cost $6,288,482)		8,307,175
	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreements — 1.0%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/2/2007(c)	$88,822	88,822
U.S. Treasury Bills — 0.6%
U.S. Treasury Bill(b) 4.946% 08/09/2007	50,000	49,732
TOTAL SHORT-TERM INVESTMENTS (Cost $138,554)		138,554
TOTAL INVESTMENTS — 100.7% (Cost $6,427,036)(d)		8,445,729
Other Assets/ (Liabilities) — (0.7%)		(60,579)
NET ASSETS — 100.0%		$8,385,150

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  This security is held as collateral for open futures contracts. (Note 2).

(c)  Maturity value of $88,848. Collateralized by a U.S. Government Agency obligation with a rate of 9.125%, maturity date of 11/25/2025, and an aggregate market value, including accrued interest, of $93,263.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MML Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 91.4%
COMMON STOCK — 91.4%
Advertising — 0.6%
Catalina Marketing Corp.	16,400	$516,600
Focus Media Holding Ltd. ADR (China)(a) (b)	14,630	738,815
		1,255,415
Aerospace & Defense — 1.5%
Orbital Sciences Corp.(a) (b)	19,600	411,796
Teledyne Technologies, Inc.(a)	26,570	1,220,891
Transdigm Group, Inc.(a)	19,350	782,901
Triumph Group, Inc.	10,980	718,861
		3,134,449
Airlines — 0.2%
Airtran Holdings, Inc.(a) (b)	42,800	467,376
Apparel — 1.2%
Crocs, Inc.(a) (b)	5,860	252,156
Heelys, Inc.(a) (b)	34,300	886,998
Phillips-Van Heusen Corp.	8,500	514,845
Skechers U.S.A., Inc. Cl. A(a)	16,500	481,800
Stride Rite Corp.	21,700	439,642
		2,575,441
Apparel, Textiles & Shoes — 0.2%
J. Crew Group, Inc.(a)	6,570	355,371
Automotive & Parts — 2.0%
LKQ Corp.(a)	132,644	3,271,001
Tenneco, Inc.(a)	14,700	515,088
TRW Automotive Holdings Corp.(a)	12,300	453,009
		4,239,098
Banks — 0.5%
First Community Bancorp(b)	15,260	873,025
UCBH Holdings, Inc.	12,200	222,894
		1,095,919
Beverages — 0.1%
Jones Soda Co.(a) (b)	21,100	295,822
Biotechnology — 0.9%
Arena Pharmaceuticals, Inc.(a) (b)	16,120	177,159
Charles River Laboratories International, Inc.(a)	15,600	805,272
Human Genome Sciences, Inc.(a) (b)	53,000	472,760
Incyte Corp.(a) (b)	32,900	197,400

	Number of Shares	Market Value
Vertex Pharmaceuticals, Inc.(a)	6,080	$173,645
		1,826,236
Building Materials — 0.5%
Genlyte Group, Inc.(a)	3,912	307,248
Goodman Global, Inc.(a)	33,020	733,704
		1,040,952
Building Materials & Construction — 0.2%
Beacon Roofing Supply, Inc.(a) (b)	22,350	379,726
Chemicals — 2.1%
Agrium, Inc.	14,990	655,812
CF Industries Holdings, Inc.	11,000	658,790
Cytec Industries, Inc.	8,925	569,147
Ferro Corp.(b)	27,700	690,561
Hercules, Inc.(a)	33,700	662,205
Minerals Technologies, Inc.	7,400	495,430
Terra Industries, Inc.(a)	22,810	579,830
		4,311,775
Coal — 0.4%
Arch Coal, Inc.(b)	10,270	357,396
Foundation Coal Holdings, Inc.	10,500	426,720
		784,116
Commercial Services — 8.4%
AerCap Holdings NV(a)	15,300	489,600
Bankrate, Inc.(a) (b)	33,600	1,610,112
Bowne & Co., Inc.	28,600	557,986
CoStar Group, Inc.(a)	26,800	1,417,184
Dollar Financial Corp.(a)	19,690	561,165
Emergency Medical Services Corp. Cl. A(a)	11,890	465,256
Interactive Data Corp.	24,620	659,324
ITT Educational Services, Inc.(a)	35,500	4,166,990
Kenexa Corp.(a) (b)	28,485	1,074,169
Lifecell Corp.(a)	32,200	983,388
Live Nation, Inc.(a)	22,880	512,054
Resources Connection, Inc.(a)	18,420	611,176
Sotheby's	28,600	1,316,172
Stewart Enterprises, Inc. Cl. A(b)	68,700	535,173
TeleTech Holdings, Inc.(a)	24,310	789,589
VistaPrint Ltd.(a) (b)	43,450	1,661,962
		17,411,300

	Number of Shares	Market Value
Computer Related Services — 0.4%
Ingram Micro, Inc. Cl. A(a)	33,500	$727,285
Computers — 5.7%
The BISYS Group, Inc.(a)	38,800	459,004
Comtech Group, Inc.(a)	77,200	1,274,572
Diebold, Inc.	13,389	698,906
Electronics for Imaging, Inc.(a)	24,100	680,102
FactSet Research Systems, Inc.	54,592	3,731,363
IHS, Inc. Cl. A(a)	11,760	540,960
Mentor Graphics Corp.(a)	18,040	237,587
MICROS Systems, Inc.(a)	38,350	2,086,240
Riverbed Technology, Inc.(a) (b)	18,700	819,434
Smart Modular Technologies(a)	79,770	1,097,635
Syntel, Inc.	7,340	223,063
		11,848,866
Cosmetics & Personal Care — 0.7%
Bare Escentuals, Inc.(a) (b)	41,900	1,430,885
Diversified Financial — 2.6%
Aberdeen Asset Management PLC GBP	151,390	590,333
Advanta Corp. Cl. B	18,600	579,204
FCStone Group, Inc.(a) (b)	16,050	919,825
Financial Federal Corp.(b)	60,887	1,815,650
JMP Group, Inc.(a)	11,775	123,049
The Nasdaq Stock Market, Inc.(a) (b)	16,200	481,302
Nuveen Investments, Inc. Cl. A(b)	6,170	383,465
Portfolio Recovery Associates, Inc.(b)	8,850	531,177
		5,424,005
Electric — 0.2%
El Paso Electric Co.(a)	19,200	471,552
Electronics — 0.2%
Benchmark Electronics, Inc.(a) (b)	15,850	358,527
Energy – Alternate Sources — 0.5%
C. Rokas SA Cl. C EUR	12,145	323,474
Evergreen Solar, Inc.(a) (b)	36,250	337,125
Trina Solar Ltd. Sponsored ADR (China)(a)	7,200	370,440
		1,031,039

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Engineering & Construction — 1.5%
Chicago Bridge & Iron Co.	48,350	$1,824,729
Washington Group International, Inc.(a)	15,110	1,208,951
		3,033,680
Entertainment — 3.0%
Churchill Downs, Inc.	10,000	523,800
DreamWorks Animation SKG, Inc. Cl. A(a)	22,400	646,016
National CineMedia, Inc.(a) (b)	34,500	966,345
Pinnacle Entertainment, Inc.(a)	15,060	423,939
Scientific Games Corp. Cl. A(a) (b)	57,500	2,009,625
Vail Resorts, Inc.(a) (b)	25,700	1,564,359
		6,134,084
Environmental Controls — 0.6%
Stericycle, Inc.(a) (b)	11,020	489,949
Waste Connections, Inc.(a)	28,005	846,871
		1,336,820
Foods — 0.5%
United Natural Foods, Inc.(a)	37,200	988,776
Gas — 0.2%
UGI Corp.	16,900	461,032
Health Care – Products — 4.4%
AngioDynamics, Inc.(a) (b)	21,770	392,078
Arrow International, Inc.	9,600	367,488
Cytyc Corp.(a)	23,870	1,029,036
Dade Behring Holdings, Inc.	15,320	813,798
Hologic, Inc.(a) (b)	8,570	474,007
ICU Medical, Inc.(a)	5,500	236,170
Kensey Nash Corp.(a) (b)	16,100	431,641
Kyphon, Inc.(a) (b)	61,620	2,967,003
Mindray Medical International, Ltd., ADR (China)(b)	7,310	223,174
Visicu, Inc.(a)	78,300	716,445
Vital Images, Inc.(a)	40,650	1,104,054
Volcano Corp.(a)	18,000	363,780
		9,118,674
Health Care – Services — 3.0%
Community Health Systems, Inc.(a)	12,500	505,625
Healthways, Inc.(a) (b)	57,600	2,728,512
Icon PLC Sponsored ADR (United Kingdom)(a)	11,870	519,194
LifePoint Hospitals, Inc.(a)	17,980	695,466
Magellan Health Services, Inc.(a)	10,100	469,347

	Number of Shares	Market Value
Manor Care, Inc.(b)	13,830	$902,961
Matria Healthcare, Inc.(a) (b)	13,600	411,808
		6,232,913
Holding Company - Diversified — 0.2%
Freedom Acquisition | Holding, Inc.(a) (b)	29,510	324,905
Home Furnishing — 0.6%
DTS, Inc.(a)	37,850	823,994
TiVo, Inc.(a) (b)	78,100	452,199
		1,276,193
Household Products — 0.8%
Fossil, Inc.(a)	26,380	777,946
Jarden Corp.(a) (b)	20,320	873,963
		1,651,909
Insurance — 2.7%
Allied World Assurance Holdings Ltd.	14,740	755,425
Aspen Insurance Holdings Ltd.(b)	18,100	508,067
Assured Guaranty Ltd.(b)	11,000	325,160
FPIC Insurance Group, Inc.(a)	4,900	199,773
Platinum Underwriters Holdings Ltd.	14,300	496,925
ProAssurance Corp.(a) (b)	24,490	1,363,358
Reinsurance Group of America, Inc.	8,300	499,992
Security Capital Assurance Ltd.	44,940	1,387,298
		5,535,998
Internet — 6.7%
Checkfree Corp.(a) (b)	27,542	1,107,188
Cogent Communications Group, Inc.(a) (b)	9,170	273,908
Ctrip.com International Ltd. ADR (China)	5,400	424,602
DealerTrack Holdings, Inc.(a)	21,050	775,482
Equinix, Inc.(a) (b)	7,640	698,831
Harris Interactive, Inc.(a)	51,000	272,850
Knot (The), Inc.(a)	53,700	1,084,203
LoopNet, Inc.(a) (b)	89,350	2,084,535
Opsware, Inc.(a) (b)	51,600	490,716
Priceline.com, Inc.(a) (b)	8,300	570,542
S1 Corp.(a)	57,400	458,626
Sapient Corp.(a)	64,600	499,358
Sina Corp.(a)	51,450	2,153,697
Stamps.com, Inc.(a)	101,000	1,391,780

	Number of Shares	Market Value
The TriZetto Group, Inc.(a) (b)	39,430	$763,365
Vocus, Inc.(a)	30,700	770,877
		13,820,560
Investment Companies — 0.1%
Babcock & Brown Wind Partners AUD	166,610	275,126
Lodging — 1.8%
Gaylord Entertainment Co.(a)	69,200	3,711,888
Machinery – Construction & Mining — 1.9%
Bucyrus International, Inc. Cl. A(b)	56,900	4,027,382
Machinery – Diversified — 0.6%
Flowserve Corp.	9,800	701,680
Lindsay Corp.(b)	10,580	468,588
		1,170,268
Manufacturing — 0.3%
Hexcel Corp.(a) (b)	26,900	566,783
Media — 1.1%
Central European Media Enterprises Ltd.(a) (b)	3,610	352,264
Charter Communications, Inc. Cl. A(a) (b)	231,900	939,195
LodgeNet Entertainment Corp.(a)	14,500	464,870
NET Servicos de Comunicacao SA, ADR (Brazil)(b)	32,890	543,672
		2,300,001
Mining — 0.1%
SXR Uranium One, Inc. CAD(a)	19,170	247,008
Oil & Gas — 3.6%
Bill Barrett Corp.(a) (b)	64,050	2,358,961
Cabot Oil & Gas Corp.	17,050	628,804
Comstock Resources, Inc.(a)	19,100	572,427
Denbury Resources, Inc.(a)	18,710	701,625
Forest Oil Corp.(a) (b)	9,680	409,077
Grey Wolf, Inc.(a) (b)	53,200	438,368
Newfield Exploration Co.(a)	32,700	1,489,485
OPTI Canada, Inc. CAD(a)	23,100	498,345
Whiting Petroleum Corp.(a)	10,900	441,668
		7,538,760
Oil & Gas Services — 0.9%
Complete Production Services, Inc.(a)	32,160	831,336
Core Laboratories N.V.(a)	5,200	528,788

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
TETRA Technologies, Inc.(a)	19,100	$538,620
		1,898,744
Packaging & Containers — 0.6%
Greif, Inc. Cl. A	4,910	292,685
Owens-Illinois, Inc.(a)	24,380	853,300
		1,145,985
Pharmaceuticals — 2.0%
Adams Respiratory Therapeutics, Inc.(a) (b)	36,250	1,427,888
Alkermes, Inc.(a)	41,780	609,988
Amylin Pharmaceuticals, Inc.(a) (b)	22,450	924,042
The Medicines Co.(a)	23,570	415,303
Perrigo Co.	25,600	501,248
Warner Chilcott, Ltd. Cl. A(a)	15,540	281,119
		4,159,588
Real Estate Investment Trusts (REITS) — 0.6%
American Campus Communities REIT	16,500	466,785
Redwood Trust, Inc.(b)	9,300	449,934
U-Store-It Trust REIT	23,810	390,246
		1,306,965
Retail — 5.2%
BJ's Wholesale Club, Inc.(a)	11,380	410,021
Borders Group, Inc.(b)	22,400	426,944
California Pizza Kitchen, Inc.(a)	20,545	441,307
Childrens Place(a)	4,970	256,651
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	4,700	400,816
Citi Trends, Inc.(a) (b)	10,730	407,311
Denny's Corp.(a)	110,400	491,280
Dick's Sporting Goods, Inc.(a) (b)	8,800	511,896
Dollar Tree Stores, Inc.(a)	18,110	788,691
Gamestop Corp. Cl. A(a)	8,250	322,575
Nu Skin Enterprises, Inc. Cl. A	32,100	529,650
O'Reilly Automotive, Inc.(a)	63,190	2,309,595
P.F. Chang's China Bistro, Inc.(a) (b)	10,200	359,040
Retail Ventures, Inc.(a)	20,030	323,084
Stella International Holdings, Ltd.	16,000	31,727
Under Armour, Inc. Cl. A(a) (b)	4,580	209,077
United Auto Group, Inc.	28,700	611,023
Urban Outfitters, Inc.(a)	16,200	389,286
Zumiez, Inc.(a) (b)	38,700	1,462,086
		10,682,060

	Number of Shares	Market Value
Semiconductors — 1.7%
Cypress Semiconductor Corp.(a) (b)	$24,400	$568,276
Emulex Corp.(a)	28,530	623,095
ON Semiconductor Corp.(a) (b)	63,000	675,360
Semtech Corp.(a) (b)	29,500	511,235
Spreadtrum Communications, Inc., ADR (China)(a)	6,412	93,166
Varian Semiconductor Equipment Associates, Inc.(a)	10,365	415,222
Verigy Ltd.(a)	18,600	532,146
		3,418,500
Software — 9.8%
Activision, Inc.(a) (b)	35,270	658,491
Allscripts Healthcare Solutions, Inc.(a) (b)	122,200	3,113,656
American Reprographics Co.(a) (b)	4,080	125,623
Ansys, Inc.(a)	23,980	635,470
Blackbaud, Inc.	125,650	2,774,352
Blackboard, Inc.(a) (b)	83,200	3,504,384
Cerner Corp.(a) (b)	51,000	2,828,970
Concur Technologies, Inc.(a) (b)	26,900	614,665
EPIQ Systems, Inc.(a) (b)	47,159	762,089
InPhonic, Inc.(a) (b)	10,410	48,511
MoneyGram International, Inc.	18,210	508,970
Omnicell, Inc.(a)	43,300	899,774
Red Hat, Inc.(a) (b)	77,500	1,726,700
THQ, Inc.(a) (b)	13,185	402,406
Transaction Systems Architects, Inc. Cl. A(a)	6,720	226,195
Trident Microsystems, Inc.(a) (b)	22,300	409,205
VeriFone Holdings, Inc.(a) (b)	19,520	688,080
Verint Systems, Inc.(a)	10,940	342,422
		20,269,963
Storage & Warehousing — 0.7%
Mobile Mini, Inc.(a)	51,050	1,490,660
Telecommunications — 2.2%
ADC Telecommunications, Inc.(a)	31,300	573,729
CommScope, Inc.(a)	5,100	297,585
Foundry Networks, Inc.(a)	22,850	380,681
General Communication, Inc. Cl. A(a)	44,700	572,607

	Number of Shares	Market Value
Leap Wireless International, Inc.(a)	$5,770	$487,565
NeuStar, Inc. Cl. A(a)	17,100	495,387
Polycom, Inc.(a)	17,600	591,360
Powerwave Technologies, Inc.(a) (b)	70,200	470,340
Sonus Networks, Inc.(a)	84,770	722,240
		4,591,494
Toys, Games & Hobbies — 0.2%
Marvel Entertainment, Inc.(a) (b)	13,370	340,668
Transportation — 4.1%
American Commercial Lines, Inc.(a) (b)	8,290	215,955
Con-way, Inc.	8,270	415,485
Florida East Coast Industries(b)	5,920	491,242
J.B. Hunt Transport Services, Inc.	77,950	2,285,494
Kansas City Southern(a) (b)	85,425	3,206,855
Landstar System, Inc.	10,610	511,933
Navios Maritime Holdings, Inc.(b)	55,770	673,702
Werner Enterprises, Inc.	18,900	380,835
YRC Worldwide, Inc.(a) (b)	11,200	412,160
		8,593,661
Trucking & Leasing — 0.6%
Aircastle, Ltd.	19,070	759,177
GATX Corp.	9,200	453,100
		1,212,277
TOTAL EQUITIES (Cost $153,799,265)		189,328,480
MUTUAL FUND — 3.2%
Investment Companies iShares Russell 2000 Growth Index Fund(b)	77,880	6,680,547
TOTAL MUTUAL FUND (Cost $6,011,587)		6,680,547
TOTAL LONG TERM INVESTMENTS (Cost $159,810,852)		196,009,027

(Continued)

The accompanying notes are an integral part of the financial statements.

38

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 44.4%
Cash Equivalents — 37.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$1,004,607	$1,004,607
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	2,511,517	2,511,517
American Beacon Money Market Fund(c)	2,817,805	2,817,805
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	1,883,637	1,883,637
Bank of America 5.270% 07/06/2007	2,511,516	2,511,516
Bank of America 5.270% 07/16/2007	502,303	502,303
Bank of America 5.270% 08/17/2007	627,879	627,879
Bank of America 5.300% 09/17/2007	1,255,758	1,255,758
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	2,511,516	2,511,516
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	627,879	627,879
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	502,303	502,303
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	376,728	376,728
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	2,385,940	2,385,940
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	1,381,335	1,381,335
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	2,511,516	2,511,516
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	502,303	502,303
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	1,255,758	1,255,758
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	376,728	376,728

	Principal Amount	Market Value
BGI Institutional Money Market Fund(c)	$1,632,485	$1,632,485
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	3,767,274	3,767,274
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	1,255,758	1,255,758
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	3,767,274	3,767,274
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	2,511,516	2,511,516
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	2,511,516	2,511,516
Dreyfus Institutional Cash Advantage Money Market Fund(c)	753,455	753,455
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	186,270	186,270
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	627,879	627,879
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	627,879	627,879
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	879,031	879,031
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	627,879	627,879
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	502,303	502,303
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	1,255,758	1,255,758
Freddie Mac Discount Note 5.155% 07/16/2007	237,125	237,125
Freddie Mac Discount Note 5.185% 07/09/2007	123,794	123,794
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	1,130,182	1,130,182
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	1,255,758	1,255,758

	Principal Amount	Market Value
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	$1,253,175	$1,253,175
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	1,883,637	1,883,637
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	2,511,516	2,511,516
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	3,767,274	3,767,274
Reserve Primary Money Market Fund(c)	2,493,280	2,493,280
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	2,511,516	2,511,516
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	627,879	627,879
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	2,511,516	2,511,516
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	376,728	376,728
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	421,873	421,873
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	1,758,060	1,758,060
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	2,511,516	2,511,516
Vanguard Prime Money Market Fund(c)	1,255,758	1,255,758
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	678,109	678,109
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	2,511,516	2,511,516
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	1,255,758	1,255,758
		77,529,275

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 7.0%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/2/2007(e)	$14,369,039	$14,369,039
TOTAL SHORT-TERM INVESTMENTS (Cost $91,898,314)		91,898,314
TOTAL INVESTMENTS — 139.0% (Cost $251,709,166)(f)		287,907,341
Other Assets/ (Liabilities) — (39.0%)		(80,764,231)
NET ASSETS — 100.0%		$207,143,110

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,373,230. Collateralized by a U.S. Government Agency obligation with a rate of 4.764%, maturity date of 9/01/2035, and an aggregate market value, including accrued interest, of $15,087,491.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

40

MML Emerging Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 93.6%
COMMON STOCK — 93.6%
Advertising — 0.4%
Marchex, Inc. Cl. B	3,300	$53,856
Airlines — 1.5%
Copa Holdings SA Cl. A	3,400	228,616
Apparel — 6.4%
Coach, Inc.(a)	3,400	161,126
Crocs, Inc.(a)	11,200	481,936
Deckers Outdoor Corp.(a)	2,450	247,205
Volcom, Inc.(a)	2,100	105,273
		995,540
Automotive & Parts — 2.4%
Cooper Tire & Rubber Co.	13,600	375,632
Banks — 1.1%
Midwest Banc Holdings, Inc.	2,200	31,900
Signature Bank(a)	2,200	75,020
Sterling Financial Corp.	1,900	54,986
		161,906
Biotechnology — 1.3%
Digene Corp.(a)	400	24,020
Martek Biosciences Corp.(a)	700	18,179
Omrix Biopharmaceuticals, Inc.(a)	2,900	91,234
PDL BioPharma, Inc.(a)	1,700	39,610
Regeneron Pharmaceuticals, Inc.(a)	1,900	34,048
		207,091
Chemicals — 1.3%
KMG Chemicals, Inc.	2,900	76,647
Terra Industries, Inc.(a)	4,800	122,016
		198,663
Commercial Services — 8.2%
The Advisory Board Co.(a)	1,600	88,896
AMN Healthcare Services, Inc.(a)	3,400	74,800
Capella Education Co.(a)	200	9,206
DynCorp International, Inc.(a)	6,600	145,134
Euronet Worldwide, Inc.(a)	2,100	61,236
FTI Consulting, Inc.(a)	7,100	270,013
Huron Consulting Group, Inc.(a)	5,700	416,157
TeleTech Holdings, Inc.(a)	6,000	194,880
		1,260,322

	Number of Shares	Market Value
Computer Programming Services — 2.0%
Shanda Interactive Entertainment Limited ADR (Cayman Islands)(a)	9,700	$300,700
Computers — 1.6%
Riverbed Technology, Inc.(a)	5,800	254,156
Cosmetics & Personal Care — 0.5%
Chattem, Inc.(a)	400	25,352
Physicians Formula Holdings, Inc.(a)	3,300	51,892
		77,244
Diversified Financial — 0.8%
FBR Capital Markets Corp.(a)	1,200	20,280
Portfolio Recovery Associates, Inc.	1,800	108,036
		128,316
Electrical Components & Equipment — 1.2%
Graftech International Ltd.(a)	11,100	186,924
Energy – Alternate Sources — 1.1%
Trina Solar Ltd. Sponsored ADR (China)(a)	3,400	174,930
Engineering & Construction — 2.4%
Aecom Technology Corp.(a)	2,900	71,949
KHD Humboldt Wedag International, Ltd.(a)	800	49,200
Perini Corp.(a)	4,100	252,273
		373,422
Entertainment — 1.8%
Macrovision Corp.(a)	3,400	102,204
Vail Resorts, Inc.(a)	2,900	176,523
		278,727
Environmental Controls — 1.0%
Basin Water, Inc.(a)	4,800	41,760
Clean Harbors, Inc.(a)	2,200	108,724
		150,484
Foods — 2.4%
Sanderson Farms, Inc.	8,100	364,662
Forest Products & Paper — 2.1%
Rock-Tenn Co. Cl. A	10,300	326,716
Hand & Machine Tools — 1.0%
Lincoln Electric Holdings, Inc.	2,000	148,480
Health Care – Products — 3.3%
Align Technology, Inc.(a)	16,000	386,560
Conceptus, Inc.(a)	2,700	52,299
Home Diagnostics, Inc.(a)	3,200	37,664
Micrus Endovascular Corp.(a)	1,300	31,980
		508,503

	Number of Shares	Market Value
Health Care – Services — 2.3%
Icon PLC Sponsored ADR (United Kingdom)(a)	3,000	$131,220
WellCare Health Plans, Inc.(a)	2,500	226,275
		357,495
Home Builders — 0.7%
Williams Scotsman International, Inc.(a)	4,300	102,383
Insurance — 2.9%
Amerisafe, Inc.(a)	3,144	61,717
Castlepoint Holdings Ltd.	4,700	69,043
Delphi Financial Group, Inc. Cl. A	2,700	112,914
Life Partners Holdings, Inc.	4,100	133,578
United Fire & Casualty Co.	1,900	67,222
		444,474
Internet — 9.9%
Akamai Technologies, Inc.(a)	1,600	77,824
aQuantive, Inc.(a)	1,400	89,320
Blue Coat Systems, Inc.(a)	8,500	420,920
Navisite, Inc.(a)	9,200	69,920
Nutri/System, Inc.(a)	1,500	104,760
Priceline.com, Inc.(a)	6,200	426,188
Shutterfly, Inc.(a)	5,100	109,905
Vasco Data Security International, Inc.(a)	10,200	232,152
		1,530,989
Leisure Time — 1.2%
Life Time Fitness, Inc.(a)	2,100	111,783
WMS Industries, Inc.(a)	2,500	72,150
		183,933
Machinery – Diversified — 2.2%
Chart Industries, Inc.(a)	3,400	96,696
Dxp Enterprises Inc.(a)	5,100	218,025
Flow International Corp.(a)	1,900	23,940
		338,661
Manufacturing — 1.6%
Ceradyne, Inc.(a)	1,800	133,128
ESCO Technologies, Inc.(a)	1,300	47,138
Hexcel Corp.(a)	3,200	67,424
		247,690
Media — 0.5%
LodgeNet Entertainment Corp.(a)	2,400	76,944
Medical Supplies — 0.8%
Cynosure, Inc. Cl. A(a)	2,900	105,647
Wright Medical Group, Inc.(a)	900	21,708
		127,355

(Continued)

The accompanying notes are an integral part of the financial statements.

41

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Metal Fabricate & Hardware — 2.3%
Dynamic Materials Corp.	3,800	$142,500
Haynes International, Inc.(a)	2,500	211,075
		353,575
Oil & Gas Services — 4.0%
Bolt Technology Corp.(a)	2,900	127,716
Cal Dive International, Inc.(a)	5,900	98,117
CARBO Ceramics, Inc.	1,500	65,715
Flotek Industries, Inc.(a)	2,700	161,865
Input/Output, Inc.(a)	5,400	84,294
W-H Energy Services, Inc.(a)	1,400	86,674
		624,381
Pharmaceuticals — 2.1%
Acadia Pharmaceuticals, Inc.(a)	1,600	21,872
Angiotech Pharmaceuticals, Inc.(a)	3,400	24,174
Medarex, Inc.(a)	4,700	67,163
Penwest Pharmaceuticals Co.(a)	7,000	87,290
United Therapeutics Corp.(a)	2,000	127,520
		328,019
Real Estate Investment Trusts (REITS) — 0.4%
RAIT Financial Trust	2,200	57,244
Retail — 4.6%
BJ's Restaurants, Inc.(a)	3,100	61,194
Chipotle Mexican Grill, Inc. Cl. A(a)	1,700	144,976
Citi Trends, Inc.(a)	1,500	56,940
First Cash Financial Services, Inc.(a)	5,100	119,544
Hibbett Sports, Inc.(a)	3,200	87,616
McCormick & Schmick's Seafood Restaurants, Inc.(a)	2,500	64,850
Under Armour, Inc. Cl. A(a)	2,000	91,300
Zumiez, Inc.(a)	2,400	90,672
		717,092
Semiconductors — 3.1%
Cavium Networks, Inc.(a)	200	4,524
Microsemi Corp.(a)	4,500	107,775
SiRF Technology Holdings, Inc.(a)	200	4,148
Tessera Technologies, Inc.(a)	1,700	68,935
Varian Semiconductor Equipment Associates, Inc.(a)	1,750	70,105
Verigy Ltd.(a)	7,900	226,019
		481,506
Software — 3.0%
Double-Take Software, Inc.(a)	800	13,128
Emageon, Inc.(a)	2,100	18,942
Informatica Corp.(a)	5,700	84,189

	Number of Shares	Market Value
Omniture, Inc.(a)	1,500	$34,380
Synchronoss Technologies, Inc.(a)	5,700	167,238
Trident Microsystems, Inc.(a)	3,400	62,390
VeriFone Holdings, Inc.(a)	2,400	84,600
		464,867
Telecommunications — 5.4%
Allot Communications Ltd.(a)	6,972	47,410
Aruba Networks, Inc.(a)	1,600	32,160
BigBand Networks, Inc.(a)	2,400	31,464
Golden Telecom, Inc.	3,200	176,032
Novatel Wireless, Inc.(a)	9,500	247,190
Polycom, Inc.(a)	3,100	104,160
Powerwave Technologies, Inc.(a)	14,100	94,470
Switch & Data Facilities Co., Inc.(a)	2,800	53,732
Symmetricom, Inc.(a)	5,400	45,360
		831,978
Transportation — 2.8%
Diana Shipping, Inc.	6,200	138,880
DryShips, Inc.	5,000	216,900
Knight Transportation, Inc.	3,800	73,644
		429,424
TOTAL EQUITIES (Cost $12,133,669)		14,452,900
	Principal Amount
SHORT-TERM INVESTMENTS — 5.9%
Repurchase Agreements
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/2/2007(b)	$910,684	910,684
TOTAL SHORT-TERM INVESTMENTS (Cost $910,684)		910,684
TOTAL INVESTMENTS — 99.5% (Cost $13,044,353)(c)		15,363,584
Other Assets/ (Liabilities) — 0.5%		78,606
NET ASSETS — 100.0%		$15,442,190

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $910,950. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 5/25/2027 and an aggregate market value, including accrued interest, of $956,218.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

[This page is intentionally left blank.]

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Assets:
Investments, at value (Note 2)(a)	$246,955,864	$418,054,282	$19,108,509
Short-term investments, at value (Note 2)(b)	26,437,807	15,642,951	1,653,552
Total investments(c)	273,393,671	433,697,233	20,762,061
Foreign currency, at value:(d)	21,975	-	-
Receivables from:
Investments sold	406,504	279,385	-
Investment Adviser (Note 3)	-	-	1,954
Fund shares sold	281,643	220,715	1,661
Interest and dividends	239,542	525,887	27,209
Variation margin on open futures contracts (Note 2)	-	4,478	-
Foreign taxes withheld	3,942	-	16
Total assets	274,347,277	434,727,698	20,792,901
Liabilities:
Payables for:
Investments purchased	554,835	639,568	-
Fund shares repurchased	63,710	104,082	23,814
Variation margin on open futures contracts (Note 2)	-	-	360
Securities on loan (Note 2)	16,861,556	13,565,895	1,166,269
Directors' fees and expenses (Note 3)	41,820	127,528	9,624
Affiliates (Note 3):
Investment management fees	156,645	34,020	12,601
Administration fees	-	44,727	-
Accrued expense and other liabilities	19,458	12,650	17,125
Total liabilities	17,698,024	14,528,470	1,229,793
Net assets	$256,649,253	$420,199,228	$19,563,108
Net assets consist of:
Paid-in capital	$199,767,446	$317,079,166	$41,035,770
Undistributed net investment income (distributions in excess of net investment income)	1,307,452	3,386,810	50,812
Accumulated net realized gain (loss) on investments	(3,034,946)	(13,021,346)	(22,734,464)
Net unrealized appreciation (depreciation) on investments	58,609,301	112,754,598	1,210,990
Net Assets	$256,649,253	$420,199,228	$19,563,108
Shares outstanding	18,793,991	-	2,527,776
Net asset value, offering price and redemption price per share	$13.66	$-	$7.74
(a) Cost of investments - unaffiliated issuers:	$188,346,690	$305,288,148	$17,895,841
(b) Cost of short-term investments:	$26,437,807	$15,642,951	$1,653,552
(c) Securities on loan with market value of:	$16,331,030	$13,117,296	$1,128,459
(d) Cost of foreign currency:	$21,980	$-	$-

The accompanying notes are an integral part of the financial statements.

44

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$8,307,175	$196,009,027	$14,452,900
Short-term investments, at value (Note 2)(b)	138,554	91,898,314	910,684
Total investments(c)	8,445,729	287,907,341	15,363,584
Foreign currency, at value:(d)	-	-	-
Receivables from:
Investments sold	-	1,352,485	289,814
Investment Adviser (Note 3)	3,215	-	3,468
Fund shares sold	161	308,083	111
Interest and dividends	1,818	82,287	3,644
Variation margin on open futures contracts (Note 2)	45	-	-
Foreign taxes withheld	-	133	-
Total assets	8,450,968	289,650,329	15,660,621
Liabilities:
Payables for:
Investments purchased	-	4,731,925	157,631
Fund shares repurchased	40,320	18,563	32,875
Variation margin on open futures contracts (Note 2)	-	-	-
Securities on loan (Note 2)	-	77,529,275	-
Directors' fees and expenses (Note 3)	4,719	33,244	5,763
Affiliates (Note 3):
Investment management fees	3,028	175,378	12,701
Administration fees	-	-	-
Accrued expense and other liabilities	17,751	18,834	9,461
Total liabilities	65,818	82,507,219	218,431
Net assets	$8,385,150	$207,143,110	$15,442,190
Net assets consist of:
Paid-in capital	$14,887,816	$167,713,253	$18,913,811
Undistributed net investment income (distributions in excess of net investment income)	5,895	(517,275)	(49,315)
Accumulated net realized gain (loss) on investments	(8,527,293)	3,748,369	(5,741,537)
Net unrealized appreciation (depreciation) on investments	2,018,732	36,198,763	2,319,231
Net Assets	$8,385,150	$207,143,110	$15,442,190
Shares outstanding	1,706,014	11,620,927	2,162,945
Net asset value, offering price and redemption price per share	$4.92	$17.83	$7.14
(a) Cost of investments - unaffiliated issuers:	$6,288,482	$159,810,852	$12,133,669
(b) Cost of short-term investments:	$138,554	$91,898,314	$910,684
(c) Securities on loan with market value of:	$-	$74,641,133	$-
(d) Cost of foreign currency:	$-	$-	$-

45

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Class I shares:
Net assets	$-	$89,653,247	$-
Shares outstanding	-	4,812,453	-
Net asset value and redemption price per share	$-	$18.63	$-
Class II shares:
Net assets	$-	$203,820,289	$-
Shares outstanding	-	10,939,813	-
Net asset value, offering price and redemption price per share	$-	$18.63	$-
Class III shares:
Net assets	$-	$126,725,692	$-
Shares outstanding	-	6,808,787	-
Net asset value, offering price and redemption price per share	$-	$18.61	$-

The accompanying notes are an integral part of the financial statements.

46

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Class I shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-
Class III shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-

47

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund
Investment Income (Note 2):
Dividends(a)	$2,119,129	$3,831,770	$126,995
Interest	159,811	150,831	16,937
Securities lending net income	11,031	10,544	579
Total investment income	2,289,971	3,993,145	144,511
Expenses (Note 3):
Investment management fees (Note 3)	889,524	204,255	78,440
Custody fees	24,615	26,482	11,106
Trustee reporting	1,254	1,238	1,255
Audit and legal fees	15,891	17,596	14,115
Proxy fees	429	243	191
Shareholder reporting fees	2,958	6,061	234
Directors' fees (Note 3)	11,314	22,228	1,089
	945,985	278,103	106,430
Administration fees (Note 3):
Class I	-	130,416	-
Class II	-	184,527	-
Class III	-	31,835	-
Total expenses	945,985	624,881	106,430
Expenses waived (Note 3):	-	-	(17,204)
Class II Administration fees waived (Note 3)	-	(48,555)	-
Class III Administration fees waived (Note 3)	-	(31,835)	-
Net expenses	945,985	544,491	89,226
Net investment income (loss)	1,343,986	3,448,654	55,285
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,449,976	2,708,727	693,578
Closed futures contracts	-	488,731	19,418
Foreign currency transactions	28,538	-	-
Net realized gain (loss)	1,478,514	3,197,458	712,996
Net change in unrealized appreciation (depreciation) on:
Investments	12,551,735	20,859,899	183,825
Open futures contracts	-	(28,862)	(1,678)
Translation of assets and liabilities in foreign currencies	176	-	-
Net unrealized appreciation (depreciation)	12,551,911	20,831,037	182,147
Net realized and unrealized gain (loss)	14,030,425	24,028,495	895,143
Net increase (decrease) in net assets resulting from operations	$15,374,411	$27,477,149	$950,428
(a) Net of withholding tax of:	$16,483	$-	$-

The accompanying notes are an integral part of the financial statements.

48

	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment Income (Note 2):
Dividends(a)	$18,908	$274,078	$23,949
Interest	12,913	203,025	13,604
Securities lending net income	-	76,455	-
Total investment income	31,821	553,558	37,553
Expenses (Note 3):
Investment management fees (Note 3)	18,703	988,878	76,295
Custody fees	6,100	24,875	9,430
Trustee reporting	1,254	1,253	1,252
Audit and legal fees	15,082	15,858	14,670
Proxy fees	319	428	429
Shareholder reporting fees	114	2,342	1,323
Directors' fees (Note 3)	439	8,911	773
	42,011	1,042,545	104,172
Administration fees (Note 3):
Class I	-	-	-
Class II	-	-	-
Class III	-	-	-
Total expenses	42,011	1,042,545	104,172
Expenses waived (Note 3):	(18,736)	-	(19,887)
Class II Administration fees waived (Note 3)	-	-	-
Class III Administration fees waived (Note 3)	-	-	-
Net expenses	23,275	1,042,545	84,285
Net investment income (loss)	8,546	(488,987)	(46,732)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	296,339	6,074,416	1,065,074
Closed futures contracts	4,156	-	-
Foreign currency transactions	-	(2,702)	-
Net realized gain (loss)	300,495	6,071,714	1,065,074
Net change in unrealized appreciation (depreciation) on:
Investments	494,457	13,646,441	861,278
Open futures contracts	6,301	-	-
Translation of assets and liabilities in foreign currencies	-	531	-
Net unrealized appreciation (depreciation)	500,758	13,646,972	861,278
Net realized and unrealized gain (loss)	801,253	19,718,686	1,926,352
Net increase (decrease) in net assets resulting from operations	$809,799	$19,229,699	$1,879,620
(a) Net of withholding tax of:	$117	$2,082	$-

49

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,343,986	$1,348,959	$3,448,654	$6,639,266
Net realized gain (loss) on investment transactions	1,478,514	1,447,881	3,197,458	2,516,681
Net change in unrealized appreciation (depreciation) on investments	12,551,911	21,474,866	20,831,037	46,919,252
Net increase (decrease) in net assets resulting from operations	15,374,411	24,271,706	27,477,149	56,075,199
Distributions to shareholders (Note 2):
From net investment income:	-	(1,346,138)	-	-
Class I	-	-	-	(1,256,660)
Class II	-	-	-	(3,050,128)
Class III	-	-	-	(2,219,155)
Total distributions from net investment income	-	(1,346,138)	-	(6,525,943)
Net fund share transactions (Note 5):	24,454,122	60,138,687	-	-
Class I	-	-	(1,401,706)	(576,207)
Class II	-	-	1,042,965	(15,753,838)
Class III	-	-	(9,443,864)	(26,391,577)
Increase (decrease) in net assets from fund share transactions	24,454,122	60,138,687	(9,802,605)	(42,721,622)
Total increase (decrease) in net assets	39,828,533	83,064,255	17,674,544	6,827,634
Net assets:
Beginning of year	216,820,720	133,756,465	402,524,684	395,697,050
End of year	$256,649,253	$216,820,720	$420,199,228	$402,524,684
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1,307,452	$(36,534)	$3,386,810	$(61,844)

The accompanying notes are an integral part of the financial statements.

50

	MML Growth Equity Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$55,285	$111,084
Net realized gain (loss) on investment transactions	712,996	719,178
Net change in unrealized appreciation (depreciation) on investments	182,147	(466,608)
Net increase (decrease) in net assets resulting from operations	950,428	363,654
Distributions to shareholders (Note 2):
From net investment income:	-	(92,922)
Class I	-	-
Class II	-	-
Class III	-	-
Total distributions from net investment income	-	(92,922)
Net fund share transactions (Note 5):	(1,569,382)	(1,330,493)
Class I	-	-
Class II	-	-
Class III	-	-
Increase (decrease) in net assets from fund share transactions	(1,569,382)	(1,330,493)
Total increase (decrease) in net assets	(618,954)	(1,059,761)
Net assets:
Beginning of year	20,182,062	21,241,823
End of year	$19,563,108	$20,182,062
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$50,812	$(4,473)

51

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML OTC 100 Fund		MML Small Cap Growth Equity Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,546	$11,691	$(488,987)	$(542,963)
Net realized gain (loss) on investment transactions	300,495	476,920	6,071,714	9,376,831
Net change in unrealized appreciation (depreciation) on investments	500,758	87,757	13,646,972	3,069,879
Net increase (decrease) in net assets resulting from operations	809,799	576,368	19,229,699	11,903,747
Distributions to shareholders (Note 2):
From net investment income:	-	(4,218)	-	-
Net fund share transactions (Note 5):	(898,285)	(1,594,989)	17,972,733	53,028,893
Total increase (decrease) in net assets	(88,486)	(1,022,839)	37,202,432	64,932,640
Net assets:
Beginning of year	8,473,636	9,496,475	169,940,678	105,008,038
End of year	$8,385,150	$8,473,636	$207,143,110	$169,940,678
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$5,895	$(2,651)	$(517,275)	$(28,288)

The accompanying notes are an integral part of the financial statements.

52

	MML Emerging Growth Fund
	Six Months Ended June 30, 2007 (Unaudited)	Year ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(46,732)	$(117,720)
Net realized gain (loss) on investment transactions	1,065,074	725,780
Net change in unrealized appreciation (depreciation) on investments	861,278	123,732
Net increase (decrease) in net assets resulting from operations	1,879,620	731,792
Distributions to shareholders (Note 2):
From net investment income:	-	-
Net fund share transactions (Note 5):	(1,140,168)	163,999
Total increase (decrease) in net assets	739,452	895,791
Net assets:
Beginning of year	14,702,738	13,806,947
End of year	$15,442,190	$14,702,738
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(49,315)	$(2,583)

53

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$12.80		$11.27	$10.38	$9.35		$7.26		$8.73
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.09 ***	0.09 ***	0.06		0.06		0.05
Net realized and unrealized gain (loss) on investments	0.78		1.52	0.87	1.04		2.09		(1.47)
Total income (loss) from investment operations	0.86		1.61	0.96	1.10		2.15		(1.42)
Less distributions to shareholders:
From net investment income	-		(0.08)	(0.07)	(0.07)		(0.06)		(0.05)
Tax return of capital	-		-	(0.00)†	-		-		(0.00	)†
Total distributions	-		(0.08)	(0.07)	(0.07)		(0.06)		(0.05)
Net asset value, end of period	$13.66		$12.80	$11.27	$10.38		$9.35		$7.26
Total Return(a)	6.72	%**	14.18%	9.38%	11.79%		29.60%		(16.23)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$256,649		$216,821	$133,756	$82,898		$57,275		$33,919
Ratio of expenses to average daily net assets:
Before expense waiver	0.82	%*	0.85%	0.89%	0.87%		0.92%		0.92%
After expense waiver	N/A		N/A	N/A	0.87	% #(b)	0.90	% #(b)	0.90	% #(b)
Net investment income (loss) to average daily net assets	1.16	%*	0.80%	0.81%	0.78%		0.79%		0.61%
Portfolio turnover rate	2	%**	10%	3%	3%		7%		32%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain and loss on investment transactions.

  Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

54

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of period	$17.45		$15.36		$14.90		$13.71	$10.83	$14.14
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.25	***	0.21	***	0.22 ***	0.16 ***	0.14 ***
Net realized and unrealized gain (loss) on investments	1.04		2.10		0.47		1.21	2.88	(3.31)
Total income (loss) from investment operations	1.18		2.35		0.68		1.43	3.04	(3.17)
Less distributions to shareholders:
From net investment income	-		(0.26)		(0.22)		(0.24)	(0.16)	(0.14)
Tax return of capital	-		-		(0.00	) †	-	-	-
Total distributions	-		(0.26)		(0.22)		(0.24)	(0.16)	(0.14)
Net asset value, end of period	$18.63		$17.45		$15.36		$14.90	$13.71	$10.83
Total Return(a)	6.76	%**	15.30%		4.53%		10.42%	28.08%	(22.46)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$89,653		$85,288		$76,012		$85,138	$78,597	$58,454
Ratio of expenses to average daily net assets:
Before expense waiver	0.44	%*	0.46%		0.48%		0.44%	0.44%	0.44%
After expense waiver	N/A		0.45	% #	0.45	% #	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.51	%*	1.54%		1.42%		1.60%	1.37%	1.16%
Portfolio turnover rate	3	%**	4%		4%		4%	5%	6%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

55

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class II
	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$17.44		$15.34		$14.89		$13.70		$10.82		$14.13
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.28	***	0.24	***	0.25	***	019	***	0.17	***
Net realized and unrealized gain (loss) on investments	1.04		2.10		0.45		1.20		2.87		(3.32)
Total income (loss) from investment operations	1.19		2.38		0.69		1.45		3.06		(3.15)
Less distributions to shareholders:
From net investment income	-		(0.28)		(0.24)		(0.26)		(0.18)		(0.16)
Tax return of capital	-		-		(0.00	)†	-		-		-
Total distributions	-		(0.28)		(0.24)		(0.26)		(0.18)		(0.16)
Net asset value, end of period	$18.63		$17.44		$15.34		$14.89		$13.70		$10.82
Total Return(a)	6.82	%**	15.54%		4.65%		10.60%		28.31%		(22.29)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$203,820		$189,688		$182,390		$184,271		$188,869		$125,942
Ratio of expenses to average daily net assets:
Before expense waiver	0.33	%*	0.35%		0.37%		0.33%		0.33%		0.33%
After expense waiver	0.28	%#*	0.29	% #	0.29	% #	0.27	% #	0.25	% #	0.26	% #
Net investment income (loss) to average daily net assets	1.67	%*	1.70%		1.59%		1.75%		1.56%		1.37%
Portfolio turnover rate	3	%**	4%		4%		4%		5%		6%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

56

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class III
	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$17.41		$15.31		$14.86		$13.67		$10.80		$14.10
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.30	***	0.26	***	0.26	***	0.20	***	0.18	***
Net realized and unrealized gain (loss) on investments	1.04		2.11		0.46		1.21		2.86		(3.31)
Total income (loss) from investment operations	1.20		2.41		0.72		1.47		3.06		(3.13)
Less distributions to shareholders:
From net investment income	-		(0.31)		(0.27)		(0.28)		(0.19)		(0.17)
Tax return of capital	-		-		(0.00	)†	-		-		-
Total distributions	-		(0.31)		(0.27)		(0.28)		(0.19)		(0.17)
Net asset value, end of period	$18.61		$17.41		$15.31		$14.86		$13.67		$10.80
Total Return(a)	6.89	%**	15.72%		4.80%		10.77%		28.38%		(22.18)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$126,726		$127,549		$137,295		$136,927		$137,646		$115,070
Ratio of expenses to average daily net assets:
Before expense waiver	0.19	%*	0.21%		0.23%		0.19%		0.19%		0.19%
After expense waiver	0.14	%#*	0.15	% #	0.15	% #	0.14	% #	0.14	% #	0.14	% #
Net investment income (loss) to average daily net assets	1.81	%*	1.83%		1.72%		1.88%		1.67%		1.46%
Portfolio turnover rate	3	%**	4%		4%		4%		5%		6%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

57

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$7.38		$7.27		$7.03		$6.74		$5.48		$7.59
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04	***	0.03		0.03		0.00	†	(0.01)
Net realized and unrealized gain (loss) on investments	0.34		0.10		0.24		0.29		1.26		(2.10)
Total income (loss) from investment operations	0.36		0.14		0.27		0.32		1.26		(2.11)
Less distributions to shareholders:
From net investment income	-		(0.03)		(0.03)		(0.03)		(0.00	)†	-
Net asset value, end of period	$7.74		$7.38		$7.27		$7.03		$6.74		$5.48
Total Return(a)	4.88	%**	1.98%		3.86%		4.78%		23.02%		(27.80)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,563		$20,182		$21,242		$22,894		$21,460		$16,568
Ratio of expenses to average daily net assets:
Before expense waiver	1.09	%*	1.15%		1.05%		1.00%		1.28%		1.08%
After expense waiver	0.91	%#*	0.91	% #	0.91	% #	0.89	% (b)#	0.86	% (b)#	0.89	% (b)#
Net investment income (loss) to average daily net assets	0.56	%*	0.56%		0.40%		0.47%		0.02%		(0.10)%
Portfolio turnover rate	49	%**	104%		85%		184%		271%		219%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

58

MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$4.46		$4.18		$4.13		$3.76		$2.53		$4.06
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.01	***	0.00	***†	0.02		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.46		0.27		0.05		0.37		1.24		(1.51)
Total income (loss) from investment operations	0.46		0.28		0.05		0.39		1.23		(1.53)
Less distributions to shareholders:
From net investment income	-		(0.00	)†	(0.00	)†	(0.02)		-		-
Net asset value, end of period	$4.92		$4.46		$4.18		$4.13		$3.76		$2.53
Total Return(a)	10.31	%**	6.75%		1.26%		10.48%		48.62%		(37.68)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$8,385		$8,474		$9,496		$12,223		$12,274		$4,096
Ratio of expenses to average daily net assets:
Before expense waiver	1.01	%*	1.08%		0.86%		0.77%		1.22%		1.08%
After expense waiver	0.56	%#*	0.56	% #	0.56	% #	0.56	% #	0.56	% #	0.56%#
Net investment income (loss) to average daily net assets	0.20	%*	0.13%		0.03%		0.63%		(0.31)%		(0.45)%
Portfolio turnover rate	4	%**	9%		23%		35%		48%		64%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

59

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$16.07		$14.73		$13.21		$11.66		$7.85		$10.60
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.06	)***	(0.05)		(0.07)		(0.07)		(0.09)
Net realized and unrealized gain (loss) on investments	1.80		1.40		1.57		1.62		3.88		(2.66)
Total income (loss) from investment operations	1.76		1.34		1.52		1.55		3.81		(2.75)
Net asset value, end of period	$17.83		$16.07		$14.73		$13.21		$11.66		$7.85
Total Return(a)	10.95	% **	9.10%		11.58%		13.29%		48.54%		(25.94)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$207,143		$169,941		$105,008		$62,009		$47,687		$26,784
Ratio of expenses to average daily net assets:
Before expense waiver	1.13	% *	1.18%		1.22%		1.21%		1.25%		1.24%
After expense waiver	N/A		N/A		1.18	% #	1.14	% (b)#	1.16	% (b)#	1.16	% (b)#
Net investment income (loss) to average daily net assets	(0.53	)% *	(0.41)%		(0.48)%		(0.63)%		(0.79)%		(0.84)%
Portfolio turnover rate	33	% **	79%		61%		62%		59%		53%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

60

MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of period	$6.29		$5.97		$5.92		$5.16		$3.54		$6.15
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.05	)***	(0.05)		(0.05)		(0.04)		(0.05	)***
Net realized and unrealized gain (loss) on investments	0.87		0.37		0.10		0.81		1.66		(2.56)
Total income (loss) from investment operations	0.85		0.32		0.05		0.76		1.62		(2.61)
Net asset value, end of period	$7.14		$6.29		$5.97		$5.92		$5.16		$3.54
Total Return(a)	13.51	% **	5.36%		0.84%		14.73%		45.76%		(42.44)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15,442		$14,703		$13,807		$14,136		$10,064		$4,333
Ratio of expenses to average daily net assets:
Before expense waiver	1.43	% *	1.55%		1.51%		1.62%		2.28%		1.76%
After expense waiver	1.16	% #*	1.16	% #	1.16	% #	1.16	% #	1.16	% #	1.16	% #
Net investment income (loss) to average daily net assets	(0.64	)% *	(0.83)%		(0.91)%		(0.97)%		(1.09)%		(1.09)%
Portfolio turnover rate	79	% **	291%		127%		184%		195%		190%

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

61

Notes to Financial Statements (Unaudited)

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

62

Notes to Financial Statements (Unaudited) (Continued)

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
    Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2007, the Funds loaned securities having the following market values, collateralized by cash which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Large Cap Value Fund	$16,331,030	$16,861,556
Equity Index Fund	13,117,296	13,565,895
Growth Equity Fund	1,128,459	1,166,269
Small Cap Growth Equity Fund	74,641,133	77,529,275
	$105,217,918	$109,122,995

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

The MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For six months ended June 30, 2007, the MML Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$443,398	$432,367	$11,031
Equity Index Fund	542,046	531,502	10,544
Growth Equity Fund	36,926	36,347	579
Small Cap Growth Equity Fund	1,581,969	1,505,514	76,455
	$2,604,339	$2,505,730	$98,609

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

63

Notes to Financial Statements (Unaudited) (Continued)

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially

64

Notes to Financial Statements (Unaudited) (Continued)

subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

At June 30, 2007, the Funds had no open forward foreign currency contracts.

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized

At June 30, 2007, the Funds had no open obligations under these forward commitments.

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Equity Index Fund, Growth Equity Fund and OTC 100 Fund at June 30, 2007 is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS 32	S&P 500 E-mini	09/21/07	$2,424,640	$(11,536)
Growth Equity Fund
BUYS 4	S&P 500 E-mini	09/21/07	303,080	(1,678)
OTC 100 Fund
BUYS 3	Nasdaq 100 E-mini	09/21/07	117,360	39

65

Notes to Financial Statements (Unaudited) (Continued)

Allocation of Operating Activity
   In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate on 0.10% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $300,000,000, 0.77% on the next $300,000,000, 0.75% on the next $300,000,0000, 0.72% on the next $600,000,000 and 0.65% on assets over $1,500,000,000 of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% on the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000 of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% on the first $200,000,000, 1.05% on the next $200,000,000, 1.025% on the next $600,000,000 and 1.00% on assets over $1,000,000,000 of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% on the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van Otterloo & Co. LLC for the Growth Equity Fund, Delaware Management Company ("DMC") for a portion of the

66

Notes to Financial Statements (Unaudited) (Continued)

Emerging Growth Fund, Insight Capital Research & Management, Inc. ("Insight Capital") for a portion of the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-advisor fees are paid out of the management fees previously disclosed above.

Administration & Shareholder Service Fees
   For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of Class III shares.

Expense Waivers
   MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation expenses and legal expenses, or other non-recurring or unusual expenses) of each Fund (other than the Equity Index Fund), excluding Acquired Fund* fees and expenses, in excess of 0.11% of the average daily net asset values of each Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

MassMutual has agreed to bear the expenses of Class I, Class II and Class III of the Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund* fees and expenses, in excess of 0.05% of the average daily net asset values of each class of the Equity Index Fund through April 30, 2008. This agreement cannot be terminated unilaterally by MassMutual.

In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Equity Index Fund on account of Class II and Class III shares.

*Acquired Fund fees and expenses represent approximate expenses borne indirectly by a Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of a Fund's investments among other pooled investment vehicles.

Rebated Brokerage Commissions
   The Large Cap Value Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Prior year amounts have not been restated to reflect this change due to immateriality. For the six months ended June 30, 2007, brokerage commissions rebated under these agreements are as follows:

Commissions
Large Cap Value Fund	$179
Small Cap Growth Equity Fund	23,320

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

67

Notes to Financial Statements (Unaudited) (Continued)

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2007, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Large Cap Value Fund	$-	$29,045,254
	Equity Index Fund	-	13,064,711
	Growth Equity Fund	-	9,594,849
	OTC 100 Fund	-	342,468
	Small Cap Growth Equity Fund	-	76,188,607
	Emerging Growth Fund	-	11,266,607
Sales	Large Cap Value Fund	$-	$4,010,349
	Equity Index Fund	-	11,868,004
	Growth Equity Fund	-	11,123,000
	OTC 100 Fund	-	1,045,531
	Small Cap Growth Equity Fund	-	58,196,420
	Emerging Growth Fund	-	13,085,350

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	2,586,544	$33,994,596	6,102,448	$72,121,423
Issued as reinvestment of dividends	-	-	104,527	1,346,138
Redeemed	(728,083)	(9,540,474)	(1,134,554)	(13,328,874)
Net increase (decrease)	1,858,461	$24,454,122	5,072,421	$60,138,687
Equity Index Fund Class I
Sold	456,619	$8,188,225	1,002,187	$16,572,222
Issued as reinvestment of dividends	-	-	71,686	1,256,660
Redeemed	(531,517)	(9,589,931)	(1,136,209)	(18,405,089)
Net increase (decrease)	(74,898)	$(1,401,706)	(62,336)	$(576,207)
Equity Index Fund Class II
Sold	423,034	$7,521,736	960,638	$15,654,453
Issued as reinvestment of dividends	-	-	174,094	3,050,128
Redeemed	(360,747)	(6,478,771)	(2,145,184)	(34,458,419)
Net increase (decrease)	62,287	$1,042,965	(1,010,452)	$(15,753,838)
Equity Index Fund Class III
Sold	65,651	$1,224,055	88,827	$1,391,710
Issued as reinvestment of dividends	-	-	126,881	2,219,155
Redeemed	(583,621)	(10,667,919)	(1,855,114)	(30,002,442)
Net increase (decrease)	(517,970)	$(9,443,864)	(1,639,406)	$(26,391,577)
Growth Equity Fund
Sold	100,932	$764,719	335,557	$2,404,090
Issued as reinvestment of dividends	-	-	12,543	92,922
Redeemed	(308,152)	(2,334,101)	(533,380)	(3,827,505)
Net increase (decrease)	(207,220)	$(1,569,382)	(185,280)	$(1,330,493)

68

Notes to Financial Statements (Unaudited) (Continued)

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	Amount	Shares	Amount
OTC 100 Fund
Sold	107,636	$501,584	349,978	$1,463,976
Issued as reinvestment of dividends	-	-	947	4,218
Redeemed	(300,230)	(1,399,869)	(723,203)	(3,063,183)
Net increase (decrease)	(192,594)	$(898,285)	(372,278)	$(1,594,989)
Small Cap Growth Equity Fund
Sold	1,702,610	$28,962,348	4,423,014	$68,184,247
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(655,173)	(10,989,615)	(977,001)	(15,155,354)
Net increase (decrease)	1,047,437	$17,972,733	3,446,013	$53,028,893
Emerging Growth Fund
Sold	156,389	$1,043,815	570,498	$3,497,313
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(331,469)	(2,183,983)	(544,853)	(3,333,314)
Net increase (decrease)	(175,080)	$(1,140,168)	25,645	$163,999

6.  Federal Income Tax Information
   At June 30, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$214,784,497	$58,976,072	$(366,898)	$58,609,174
Equity Index Fund	320,931,099	127,999,182	(15,233,048)	112,766,134
Growth Equity Fund	19,549,393	1,513,677	(301,009)	1,212,668
OTC 100 Fund	6,427,036	2,334,908	(316,215)	2,018,693
Small Cap Growth Equity Fund	251,709,166	39,905,651	(3,707,476)	36,198,175
Emerging Growth Fund	13,044,353	2,524,284	(205,053)	2,319,231

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Large Cap Value Fund	$-	$2,188,627	$1,015,022	$578,706	$465,641
Equity Index Fund	-	4,132,937	110,945	2,351,065	3,217,414
Growth Equity Fund	15,387,760	7,953,799	-	-	-
OTC 100 Fund	195,238	4,762,508	2,362,711	1,300,985	-
Small Cap Growth Equity Fund	-	757,620	930,646	-	-
Emerging Growth Fund	3,343,021	3,402,428	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

69

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Large Cap Value Fund	$1,346,138	$-	$-	$-
Equity Index Fund	6,525,943	-	-	-
Growth Equity Fund	92,922	-	-	-
OTC 100 Fund	4,218	-	-	-

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Large Cap Value Fund	$-	$(4,247,996)	$(36,533)	$45,791,925
Equity Index Fund	-	(9,812,361)	(132,105)	85,587,379
Growth Equity Fund	4,640	(23,341,559)	(9,113)	922,942
OTC 100 Fund	164	(8,621,442)	1,729	1,307,084
Small Cap Growth Equity Fund	-	(1,688,266)	(28,288)	21,916,713
Emerging Growth Fund	-	(6,745,449)	(3,234)	1,397,442

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds elected to defer to January 1, 2007 post-October currency losses:

Amount
Large Cap Value Fund	$1,175

The Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48) on June 29, 2007. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Funds. As of and during the period ended June 30, 2007, the Funds did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended June 30, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006 respectively.

7.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

70

Notes to Financial Statements (Unaudited) (Continued)

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Trustees' Approval of Investment Advisory Contracts (Unaudited)  At Contract Committee meetings held on January 30, 2007 and February 27, 2007 and a Board meeting held on February 27, 2007, the Board of Trustees of MML Trust (the "Board"), including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of MML Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the existing Advisory Agreement for the Emerging Growth Fund and the existing Advisory Agreements and Sub-Advisory Agreements (collectively, the "Contracts") for each of the Large Cap Value Fund, Equity Index Fund, Growth Equity Fund, OTC 100 Fund and Small Cap Growth Equity Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meetings, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meetings, certain materials relevant to the consideration of the Contracts.

At the meeting held on January 30, 2007, the Trustees' independent counsel reviewed with all of the Independent Trustees (who comprise the Contract Committee (the "Committee")) the requirement under the 1940 Act that the Trustees, including a majority of the Independent Trustees, consider annually the continuation of the Funds' Contracts. In advance of the meeting, the Committee received a memorandum, prepared by independent counsel, addressing the Committee's duties and responsibilities in approving the Contracts, including identification of types of information relevant to such consideration. The Trustees' independent counsel reviewed the memorandum and the role of the Independent Trustees in renewing the Contracts, including, among other things, (i) the nature of the Trustees' responsibilities and factors the Trustees are entitled or required to consider in this regard, (ii) the enhanced disclosure requirements relating to the Board's approval of the Contracts, and (iii) recent mutual fund fee litigation.

In addition, the Committee received in advance of the meeting (i) a memorandum from the Adviser discussing the nature and quality of the services it provides as investment manager to the Funds, (ii) a profitability analysis prepared by the Adviser, and (iii) a fee study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third-Party Report provided detailed comparative fee, expense and performance information for each Fund to assist the Committee in its evaluation of the Contracts.

Representatives of the Adviser ("Management") gave a presentation which provided an overview of the nature and quality of services provided by the Adviser to the Funds. This presentation included a discussion of the Adviser's operations and capabilities. A representative of the Third-Party was present for a portion of the meeting and made a presentation to the Committee with respect to the Third-Party Report.

71

Notes to Financial Statements (Unaudited) (Continued)

The Committee then reviewed, and considered separately for each Fund, the detailed information presented in the Third-Party Report regarding (i) Fund expenses including, among other things, both the Fund's advisory fee and total net expense ratios versus its expense group and expense universe; and (ii) the Fund's relative performance (over various time periods versus its performance group, performance universe and benchmark index, taking into account the Fund's strategy).

For each Fund whose total net expenses ranked in the fourth or fifth quintile of its expense group, Management noted a number of factors for the Committee to consider in addition, such as that (i) the rankings of all of the Funds improved when compared against the larger expense universe; (ii) the investment advisory fee of one Fund ranked in one of the top three quintiles; and (iii) one Fund experienced above average performance. Management also noted those Funds for which a fee waiver had previously been implemented.

When considering the performance of those Funds whose three-year total return placed in the fourth or fifth quintile of their respective performance universes, the Committee reviewed each Fund's absolute performance and relative performance over various periods of time versus its performance group, performance universe and the Third-Party benchmark index. Management described (i) actions that had been taken or were proposed to be taken to improve performance; or (ii) why it considered the performance to be acceptable based on the Fund's investment strategy or risk profile. For example, Management reviewed the sub-adviser and/or portfolio changes that had been made or were being considered with respect to certain of the Funds in order to improve performance. Management noted, among other things, that over the past year it had replaced RS Investment Management, L.P. ("RS") with Delaware Management Company ("DMC") and Insight Capital Research Management, Inc. ("Insight Capital") as sub-advisers to the Emerging Growth Fund. Management also noted that it was considering various courses of action to address the continued underperformance by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), the sub-adviser to the Growth Equity Fund. In a number of cases, Management pointed out differences between a Fund's strategy and risk profile versus those in the Third-Party peer group to which the Fund is compared and explained why it believed the Fund's absolute and/or relative performance was acceptable, taking into account the Fund's risk profile, investment strategy and/or prevailing market conditions. In addition, Management noted, with respect to one of the Funds, recent improvement in performance in the one-year performance time period.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the materials concerning economies of scale and profitability of the Adviser's relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by the Adviser; and (ii) profitability information for the Funds, and each Fund individually, which included a sensitivity analysis for those Funds without breakpoints of the expected level of profitability assuming increased Fund assets of $100 million and $250 million. The discussions and consideration included the intangible benefits derived by the Adviser and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds.

The Committee next considered the materials provided by the Adviser in advance of the Meeting and information discussed with Management at the Meeting relating to the Adviser and the nature, scope and quality of services the Adviser provides to the Funds. The Committee noted the fact that the Adviser delegates substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Committee reviewed the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Committee also considered the experience and qualifications of the personnel of the Adviser that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

72

Notes to Financial Statements (Unaudited) (Continued)

The Committee also considered, and discussed with Management, among other things: (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser; (ii) the financial condition, stability and business strategy of the Adviser; (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds; (iv) the profitability of the Adviser; (v) possible economies of scale; and (vi) any conditions affecting the Adviser's future provision of high quality services to the Funds.

The Committee discussed with Management and considered a wide range of information about, among other things: (i) each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; (ii) the terms of the Sub-Advisory Agreements; (iii) the scope and quality of services provided to each Fund under the Sub-Advisory Agreements; and (iv) the fees payable to each Sub-Adviser by the Adviser. The Committee also noted that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Adviser in advising other accounts that it advises; and that, conversely, research services furnished to a Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by the Sub-Adviser in advising the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. In its deliberation with respect to these matters, the Committee was advised by its independent legal counsel. The Committee weighed the foregoing matters in light of the advice given to it by its independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

After its deliberation, the Committee indicated that it was prepared to recommend approval of the Contracts for each of the Funds, with the exception of the Equity Index Fund, OTC 100 Fund and the Growth Equity Fund, for which it requested additional information. The Committee requested that this information be provided at the February 27, 2007 meeting.

As to the Large Cap Value Fund, Small Cap Growth Equity Fund and Emerging Growth Fund, the Committee concluded that: (i) overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of the Adviser's oversight of the Funds and the sub-advisory process; (ii) the Adviser's level of profitability from its relationship to the various Funds was not excessive and that the advisory fees payable under the Contracts, and the Funds' total expenses, were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Sub-Adviser are well suited to each Fund, given their investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps the Adviser has proposed to be taken to remedy any underperformance of the Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund's shareholders. In arriving at a decision to recommend approval of these Contracts to the Board, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At its meeting on February 27, 2007, the Committee discussed the Equity Index Fund, OTC 100 Fund and Growth Equity Fund in more detail. Management first reviewed with the Committee a memorandum prepared and provided to the Committee in advance of the meeting, which responded to the Committee's request for more information regarding these Funds. Management then discussed the expenses of the Equity Index Fund, and noted specifically that, although the administrative expenses of the Fund are relatively high, the Fund's advisory fees are relatively low, and the Fund's total expenses are only slightly higher than the peer group. Management noted separately that the expense structure of

73

Notes to Financial Statements (Unaudited) (Continued)

the Fund works favorably with the Adviser's flagship variable annuity contract through which the Fund is offered, having an overall very low expense ratio compared to competitive variable annuity products.

Next, Management discussed the OTC 100 Fund. Management noted that the Committee had questioned the Fund's relative performance as compared against the Third-Party Report's defined peer group and peer universe. Management reminded the Committee that the OTC 100 Fund is an index fund that is intended to match the NASDAQ 100 Index gross of fees and that the Fund's Sub-Adviser, Northern Trust Investments, N.A., has managed the Fund's portfolio consistent with this mandate. Management also emphasized that, as the Third-Party originally noted at the January 30, 2007 meeting, the construction of the peer group and universe for this Fund was challenging because there were so few funds with this particular mandate. As a result, the Third-Party compared this Fund with funds with dissimilar investment mandates, creating a non-meaningful performance comparison. Management indicated that it is the opinion of the Adviser that the more appropriate comparison would be to measure the Fund's performance versus that of the Index. The performance of the OTC 100 Fund was in line with the Index gross of fees, and the Sub-Adviser's tracking error actually helped the Funds' performance.

Lastly, Management discussed the Growth Equity Fund. Management stated that at the January 30, 2007 meeting, the Committee expressed a concern regarding the performance of this Fund, which ranked in the fifth quintile for the one-, three-, and five-year periods. Management explained that although the Fund had outperformed the Russell 1000 Growth Index since inception in 1999, the one-, three-, and five-year performance is uncompetitive, mostly due to GMO's challenging performance since it was hired in May 2004. Management stated that as a result of GMO's continued underperformance, the Adviser (i) has expanded its large cap growth search to include other managers that focus on high quality growth stocks; (ii) was evaluating all options, including replacing GMO, in whole or in part; and (iii) anticipated completing its due diligence and making a recommendation for the Board at a meeting in the near future. It was noted that GMO is one of the premier asset managers in the country and generally in very high demand by investors. It was also noted that GMO had experienced a period of relative underperformance in recent years, not due to a lack of investment expertise or diligence, but apparently due to its generally bearish view of equity markets, in particular, the U.S. equity markets.

Prior to the votes being taken to approve the Contracts for these three Funds, the Committee met separately in executive session to discuss the appropriateness of such Contracts. In its deliberation with respect to these matters, the Committee was advised by its independent legal counsel. The Committee weighed the foregoing matters in light of the advice given to it by its independent legal counsel as to the review of investment advisory contracts. The Committee considered the additional information that had been presented and determined, on the basis of that information, to recommend for approval to the Board the Contracts for the Equity Index Fund, OTC 100 Fund and the Growth Equity Fund. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At the Board meeting on February 27, 2007, the Board, including the Independent Trustees, also approved the Contracts for each of the Large Cap Value Fund, Equity Index Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Growth Equity Fund and Emerging Growth Fund.

At a special meeting held on June 28, 2006, the Trustees, including the Independent Trustees, approved the termination of the existing Sub-Advisory Agreement with RS for the Emerging Growth Fund and approved the Adviser's entering into interim sub-advisory agreements (the "Interim Sub-Advisory Agreements") with DMC and Insight Capital. At a meeting held on August 7, 2006, the Trustees, including the Independent Trustees, approved new sub-advisory agreements (the "New Sub-Advisory Agreements") with DMC and Insight Capital for the Emerging Growth Fund.

74

Notes to Financial Statements (Unaudited) (Continued)

The Trustees considered, among others, the following factors in reaching this decision: (i) the RS emerging growth strategy had transitioned to become more conservative than when the firm was first hired in 2000; (ii) performance of the strategy under RS' management was no longer consistent with an emerging growth mandate; and (iii) RS announced in May that it intended to sell a 65% ownership position in the firm to Guardian Life Insurance Company of America in a deal expected to close during the second half of 2006, bringing into question the future alignment of interests of investors and management.

After arriving at the decision to replace RS as sub-adviser of the Fund, the Trustees determined that it would be appropriate to find another sub-adviser that invested in a small capitalization emerging growth style. After careful consideration, the Trustees determined that it would be appropriate to hire two sub-advisers, and that DMC and Insight Capital would provide an improvement over the incumbent RS.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's Sub-Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things: DMC and Insight Capital and their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process; the terms of the relevant advisory agreements (in this case, the Interim Sub-Advisory Agreements); the scope and quality of the services that DMC and Insight Capital would provide to the Fund; the investment performance of DMC and Insight Capital and of similar funds sub-advised by other sub-advisers; the advisory fee rates payable to DMC and Insight Capital by the Adviser and by other funds and client accounts managed or sub-advised by DMC and Insight Capital, and payable by similar funds managed by other advisers; and DMC's and Insight Capital's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to DMC and Insight Capital. The Trustees did not generally review the profitability of the Sub-Advisers based on the fact that the sub-advisory fees were paid by the Adviser and on the conclusion that, accordingly, the sub-advisory fees were being negotiated at arm's length.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of DMC and Insight Capital would be well suited to the Fund, given its investment objectives and policies.

Following their review, the Trustees determined that the terms of the Interim Sub-Advisory Agreements were fair and reasonable and were in the best interest of the Fund's shareholders. The Trustees, including the Independent Trustees, voted to approve, on June 28, 2006, the Interim Sub-Advisory Agreements for the Fund. On August 7, 2006, the Trustees, including the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreements for the Fund.

Prior to the votes being taken to approve both the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements, the Independent Trustees were advised by their independent legal counsel. Prior to the votes being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

75

Other Information (Unaudited)

Fund Expenses June 30, 2007

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2007.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

76

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2007, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Large Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,067.20	$4.18
2) Hypothetical	1,000.00	1,020.61	4.09

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Index Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,067.60	$2.24
2) Hypothetical	1,000.00	1,022.49	2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.44%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,068.20	$1.43
2) Hypothetical	1,000.00	1,023.28	1.40

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.28%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class III

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,068.90	$0.71
2) Hypothetical	1,000.00	1,023.97	0.70

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

77

Other Information (Unaudited) (Continued)

Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,048.80	$4.60
2) Hypothetical	1,000.00	1,020.17	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,103.10	$2.90
2) Hypothetical	1,000.00	1,021.90	2.79

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,109.50	$5.88
2) Hypothetical	1,000.00	1,019.08	5.63

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 1.13%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,135.10	$6.11
2) Hypothetical	1,000.00	1,018.94	5.77

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

78

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540 807

MML Series
Investment Fund

Semi-annual Report

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small Cap Value Fund

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

This semi-annual report describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2007

| insure | invest | retire |

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Asset Allocation Fund	46

MML Equity Income Fund	55

MML Income & Growth Fund	58

MML Growth & Income Fund	61

MML Blue Chip Growth Fund	65

MML Large Cap Growth Fund	68

MML Concentrated Growth Fund	70

MML Mid Cap Value Fund	72

MML Mid Cap Growth Fund	75

MML Small Cap Value Fund	80

MML Small Cap Index Fund	85

MML Global Fund	93

MML Foreign Fund	97

Statement of Assets and Liabilities	100

Statement of Operations	108

Statement of Changes in Net Assets	112

Financial Highlights	120

Notes to Financial Statements	133

Other Information (Unaudited)	145

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund Report – President's Letter to Shareholders

To Our Shareholders

June 30, 2007

Richard J. Byrne

The stock market's impressive performance during the second quarter serves as a reminder of how difficult it can be to forecast stock market performance. Because the direction of the equity markets is constantly subject to change, MassMutual recommends that investors avoid basing their investment activities on market forecasts – and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, as always, you should check with your financial representative to determine what investment strategy may be appropriate for you.

Stocks continue to outperform bonds in first half of 2007

For the first six months of 2007, equities outperformed bonds, continuing a trend seen in 2006. The Dow Jones Industrial AverageSM (the Dow), which tracks the progress of blue-chip stock activity, returned 7.59% for the six-month period ended June 30, 2007. The Nasdaq Composite® Index (Nasdaq) gained 7.78%, outpacing the S&P 500® Index, a measure of U.S. large-cap stock performance, which advanced 6.96%. Replicating another pattern from 2006, a leader in worldwide equity markets for this period was once again the MSCI® EAFE® Index – a benchmark for foreign stocks that advanced 10.74%.*

The fixed-income market did not fare nearly as well in the first half of 2007, as the Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained just 0.97%.*

Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Index, which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI EAFE Index outperform its U.S. counterparts for the quarter.

Bond yields rose and prices fell early in 2007, reflecting expectations that the economy would achieve a "soft landing" – that is, a mild slowdown without recession. However, as concerns intensified about the weak housing market and problems with sub-prime lenders made headlines, bond yields cased and prices rallied. Overall, most Treasury securities ended the first quarter with modest price gains, and the Lehman Brothers Aggregate Bond Index closed out the period with a modest advance.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

Higher Treasury yields and widening premiums for corporate and mortgage-backed securities reflected rising interest rates in the second quarter. The Treasury yield curve, representing yields across a range of maturities, went from slightly inverted – with yields on short-term bonds higher than those of longer-term bonds – to nearly flat, with longer yields marginally higher than short ones. Also of note, the 10-year bond yield topped the 5% level in its first excursion above that mark since the summer of 2006. Performance was mixed among fixed-income groups, but investors favored shorter-term issues, such as the 13-week U.S. Treasury Bill. High-yield bonds barely managed a positive return for the quarter, despite moderately favorable corporate earnings and low default rates on corporate high-yield securities.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund Report – President's Letter to Shareholders (Continued)

Long-term interest rates jump

Interest rates have made headlines during the past few years, often in response to adjustments in short-term rates made by the Federal Reserve Board (Fed). The Fed uses short-term rates as a tool to help keep the economy on a healthy growth track while controlling inflation. Consequently, when the economy hit a rough patch earlier in this decade, the Fed cut short-term rates to stimulate growth. Over the last few years, an economic recovery and concerns about a potential resurgence of inflation prompted the Fed to boost short-term rates from 1.00% to the current level of 5.25% (reached in June 2006).

Despite the Fed's rate hikes, long-term interest rates remained relatively low for the most part. Unlike the federal funds rate – the overnight bank lending rate that the Fed controls by buying and selling securities – long-term rates fluctuate according to market forces and are very sensitive to investors' expectations for inflation. Because inflation erodes the value of fixed-income investments, investors generally demand a higher yield for investing in bonds if they believe inflation is on the rise. Typically, short- and long-term rates move in tandem, although this is not always the case.

As of the end of the second quarter, long-term rates were once again on the rise, although historically, they still were not high. So why did the increase generate so much attention? For one thing, the rise was relatively swift – for instance, the average 30-year fixed-rate mortgage (which is based on longer term interest rates) spiked to 6.74% for the week ending June 14, 2007, from 6.53% the previous week. With the housing market already reeling from a spate of sub-prime mortgage defaults, burgeoning inventories of unsold homes and soft prices, there was concern that sharply higher mortgage rates could further hamper the industry. The housing market aside, long-term rates have also risen in sectors such as Treasuries and corporate securities, suggesting that a fundamental shift in perceptions about inflation might be occurring.

Outlook

The stock market's impressive performance during the second quarter – against the challenging backdrop of tepid economic growth, a weak housing market, high energy prices and rising long-term interest rates – serves as a reminder of how difficult it can be to forecast stock market performance. Going forward, any number of scenarios could develop that would negatively affect the equity markets. Conversely, the strength of the global economy, corporate earnings and continued low interest rates may keep investors and consumers optimistic. For this reason, MassMutual recommends that investors should generally avoid basing their investment activities on market forecasts – and instead adopt a buy-and-hold approach that employs thoughtful asset allocation. Of course, you should check with your financial representative to determine what investment strategy may currently be appropriate for you, based on your investment objectives and other factors.

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 7/2/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment objective of the MML Asset Allocation Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed-income securities. The Fund's sub-adviser, Capital Guardian Trust Company (Capital Guardian) determines the asset allocation between equity and fixed-income securities. Up to 80% of the Fund's assets may be invested in equities; up to 60% in fixed income.

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 4.85%, lagging the 5.73% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

What was the investment background during the period?
   U.S. equities saw significant volatility in the first quarter of 2007 – rising in the first part of the period, then experiencing turbulence in late February and into March. Concerns about the sub-prime mortgage industry, earnings surprises and comments from the Federal Reserve ("Fed") all contributed to the volatility, though the S&P 500® Index ended the quarter with a slight gain. Utilities were the best-performing sector; financials stocks were the biggest decliners. The consumer discretionary and information technology sectors also lost ground. In the fixed-income markets, the Lehman Brothers® Aggregate Bond Index advanced 1.50% during the first quarter. Corporate bond spreads widened somewhat in the wake of the sub-prime story, but remained relatively narrow at about 0.90% over Treasuries. Auto manufacturers and real estate investment trusts did well. Sub-prime exposure hurt financial institutions, particularly brokers and mortgage lenders, as investors feared they might need to write down the value of their mortgage assets. Home builders also lagged. Mortgage pass-through and asset-backed securities slightly underperformed Treasuries with comparable durations. Commercial mortgage-backed securities underperformed, as recent underwriting standards for the sector came under scrutiny.

Domestic equities rose sharply in the second quarter, with gains in April and May tempered by declines in June. Large caps outpaced small caps. The equity rally was powered by merger and acquisition activity and strong corporate earnings. Energy was the best-performing sector, as oil futures rose above $70 a barrel in late June. Information technology and industrials also outperformed, supported by earnings, outlooks and new products. Utilities, the top-performing group in 2006 and in the first quarter of 2007, was the only sector to drop. Consumer staples, stung by lowered forecasts, and financials, hurt by sub-prime mortgages and a still-sluggish housing sector, also underperformed. Unlike stocks, bonds declined in the second quarter, amid fading market expectations of monetary easing, further unraveling of the sub-prime mortgage market and a tightening of credit by major banks and brokerage lenders. Corporate bonds and mortgage-backed securities lagged Treasuries.

What factors contributed to the Fund's performance?
   For the first quarter, returns were positive on an absolute basis, although the portfolio underperformed its benchmark Lipper Balanced Fund Index. Financial stocks were the biggest relative drag on results. Specifically, the Fund's large overweight position in thrifts and mortgage companies, which suffered due to the sub-prime meltdown, and stock selection among the consumer finance companies hampered performance. The portfolio's lower-than-benchmark weightings in utilities and telecommunication companies also detracted.

Turning to the second quarter, the portfolio's overweight position in equities helped results. The Fund also benefited from its underweight position and stock selection in the financials sector. Other contributing factors within financials included owning consumer finance companies that soared on buyout news, and holding an underweight position in diversified financials. The Fund also made progress due to stock selection in the consumer staples and energy sectors, with the latter being aided by holdings in equipment and service companies. Selection among health care companies, particularly in pharmaceuticals and biotechnology, detracted from comparative returns, as did holdings in the information technology sector. Within the bond portfolio, the Fund's overweight allocation to BBB-rated securities and an underweight position in mortgage-backed securities supported relative results, while investments in financials issues detracted.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

What is your outlook?
   In our view, global economic expansion, solid corporate profitability and low interest and inflation rates continue to support the environment for stocks. Equity valuations are no longer cheap relative to interest rates, but they are not expensive either. Markets could experience more volatility in the coming months as the market for non-Treasury fixed-income investments becomes less accommodative. The correction across bond markets is healthy, as it tempers what we believe is an overly optimistic outlook on monetary policy and credit risk. We expect excesses in the bond markets to be worked out in an orderly manner, as we have seen after sharp market sell-offs in recent years.

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

MML Asset Allocation Fund Industry Table (% of Net Assets) on 6/30/07

U.S. Government Agencies	13.9%
Diversified Financial	5.6%
Pharmaceuticals	5.5%
Telecommunications	4.7%
Retail	4.5%
Semiconductors	4.2%
Manufacturing	3.8%
Banks	3.7%
Insurance	3.6%
Collateralized Mortgage Obligations	3.2%
Computers	3.1%
Software	3.0%
Internet	2.9%
Oil & Gas	2.8%
Oil & Gas Services	2.5%
Foods	2.4%
Media	2.3%
Sovereign	2.0%
Savings & Loans	1.8%
Electric	1.6%
Beverages	1.3%
Health Care — Products	1.3%
Transportation	1.2%
Auto Manufacturers	1.1%
Aerospace & Defense	1.0%
Health Care — Services	1.0%
Biotechnology	0.9%
Chemicals	0.9%
Lodging	0.9%
Engineering & Construction	0.9%
Agriculture	0.9%
Automobile ABS	0.8%
Electronics	0.8%
Mining	0.7%
Federal Home Loan Bank	0.7%
Advertising	0.6%
Credit Card ABS	0.6%
Real Estate Investment Trusts (REITS)	0.5%
Building Materials	0.5%
Holding Company — Diversified	0.4%
Pipelines	0.4%
Apparel	0.3%
Cosmetics & Personal Care	0.3%
Commercial MBS	0.3%
Automotive & Parts	0.3%
Coal	0.3%
Electrical Components & Equipment	0.2%
Environmental Controls	0.2%
Household Products	0.2%
Investment Companies	0.2%
Airlines	0.1%
Home Builders	0.1%
Machinery — Construction & Mining	0.1%
Home Equity ABS	0.1%
Commercial Services	0.1%
Leisure Time	0.1%
Packaging & Containers	0.1%
Multi-National	0.1%
Regional (State & Province)	0.0%
Other ABS	0.0%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MML Asset Allocation Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
FNMA, 6.000% due 03/01/2036	3.0%
FNMA, 5.500% due 05/01/2037	2.5%
Microsoft Corp.	2.1%
FNMA, 5.500% due 01/01/2037	1.9%
General Electric Co.	1.8%
Cisco Systems, Inc.	1.6%
Google, Inc. Cl. A	1.6%
Target Corp.	1.5%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.4%
Wachovia Corp.	1.2%

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund and the Lipper Balanced Fund Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Asset Allocation Fund	4.85%	12.64%	8.36%
Lipper Balanced Fund Index	5.73%	15.39%	11.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks dividend income and long-term capital growth by investing in the common stocks of established companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 8.02%, outperforming the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the 6.23% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?
   For the first six months of 2007, the portfolio's positioning in the financials sector was the largest contributor to the Fund's outperformance of the S&P 500 Index, since the Fund held its largest underweight allocation to this poorly performing sector. Stock selection was also a key source of strength, particularly among capital market-related shares. Here, Mellon Financial benefited from its imminent merger with the Bank of New York, and Charles Schwab enjoyed strong financial market activity. Underweight positions in diversified financial services stocks Bank of America and Citigroup also benefited the Fund's relative results. Stock picks among insurance firms and positioning in the industrials sector also contributed to relative returns.

Stock selection and an overweight position also helped to drive the Fund's relative results in health care, where its positioning among pharmaceutical firms mattered most. Merck was a leading contributor to absolute and relative results, as the market looked favorably on its new drugs and relatively deep pipeline. It also helped to be underweight in Pfizer, which pulled what was previously thought to be a promising cholesterol drug from the market.

At the other end of the spectrum, stock selection in utilities shares proved the largest detractor from relative performance. NiSource, a multi-utilities firm, was the leading detractor from absolute results, on investor disappointment around a strategic review that turned up no new ideas for ways to create shareholder value. An underweight position in energy also detracted from relative results. Finally, stock selection in consumer staples limited the Fund's performance relative to the benchmark. Here, an overweight position in tobacco firm UST, which was hurt by competition for its smokeless tobacco products, detracted. In addition, Colgate-Palmolive shares underperformed on the discovery of potentially toxic ingredients in knock-offs of its toothpaste at a handful of U.S. stores.

What is your outlook?
   Numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MML Equity Income Fund – Portfolio Manager Report (Continued)

MML Equity Income Fund Industry Table (% of Net Assets) on 6/30/07
Oil & Gas	9.4%
Manufacturing	8.1%
Telecommunications	6.7%
Media	6.4%
Pharmaceuticals	6.4%
Insurance	6.0%
Banks	5.5%
Diversified Financial	5.4%
Electric	3.8%
Foods	2.7%
Retail	2.5%
Cosmetics & Personal Care	2.5%
Beverages	2.3%
Household Products	2.1%
Forest Products & Paper	2.0%
Health Care — Products	2.0%
Chemicals	1.7%
Computers	1.7%
Semiconductors	1.6%
Software	1.6%
Transportation	1.5%
Mining	1.5%
Oil & Gas Services	1.3%
Building Materials	1.0%
Biotechnology	0.9%
Housewares	0.8%
Gas	0.8%
Commercial Services	0.7%
Internet	0.7%
Agriculture	0.7%
Toys, Games & Hobbies	0.7%
Aerospace & Defense	0.6%
Environmental Controls	0.6%
Home Furnishing	0.6%
Automotive & Parts	0.5%
Auto Manufacturers	0.4%
Pipelines	0.4%
Home Builders	0.3%
Airlines	0.3%
Total Long-Term Investments	94.7%
Short-Term Investments and Other Assets and Liabilities	5.3%
100.0%

MML Equity Income Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
General Electric Co.	3.0%
JP Morgan Chase & Co.	2.2%
Chevron Corp.	2.0%
Exxon Mobil Corp.	2.0%
AT&T, Inc.	1.9%
Microsoft Corp.	1.6%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.6%
International Paper Co.	1.5%
Merck & Co., Inc.	1.5%
3M Co.	1.4%

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund, the S&P 500 Index and the Russell 1000 Value Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Equity Income Fund	8.02%	22.36%	16.83%
S&P 500 Index	6.96%	20.57%	14.63%
Russell 1000 Value Index	6.23%	21.86%	16.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Income & Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital by investing in common stocks of companies which the Fund's sub-adviser, American Century Investment Management, Inc. (American Century), believes offer prospects for capital growth. Income is a secondary objective.

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 7.80%, outperforming the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, the portfolio's modest overweight in the financials sector, which was the worst-performing sector in the S&P 500 Index, hampered the Fund's performance. However, stock selection was the primary hindrance for the Fund during this time frame – seven of the portfolio's 10 biggest individual detractors from relative performance were financial stocks. Many of these were thrifts and mortgage finance companies, which were hurt by growing problems for sub-prime mortgage lenders. Another area of relative weakness was the information technology sector, where stock selection among computer hardware manufacturers and IT services providers detracted from relative results. On the positive side, stock selection was most successful in the industrials sector, especially among machinery manufacturers, industrial conglomerates, and aerospace/defense companies. The materials sector, which posted the best absolute returns in the portfolio, also enhanced results relative to the S&P 500 Index. An overweight position in metals/mining stocks, in tandem with stock selection among chemical companies, added the most value.

In the second quarter, the portfolio's outperformance was broad based, with eight of 10 market sectors adding value relative to the S&P 500 Index. The top-contributing sectors were the most economically sensitive segments, led by materials and consumer discretionary stocks. Stock selection among chemical companies provided the bulk of the outperformance in the materials sector. In the consumer discretionary sector, an overweight position in auto components makers and stock selection among restaurants/hotels contributed favorably to relative results. The only sector of the portfolio to detract meaningfully from relative performance was health care, where an overweight allocation in health care services providers and stock selection among biotechnology stocks hindered the Fund.

What is your outlook?
   Although it is impossible to predict the direction that the equity markets will take throughout the rest of 2007, numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Federal Reserve policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year. We employ a structured, disciplined investment approach for both stock selection and portfolio construction. The portfolio incorporates both growth and value measures (with a value tilt) into its stock selection process to seek consistent long-term performance.

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund Industry Table (% of Net Assets) on 6/30/07
Oil & Gas	14.2%
Diversified Financial	11.6%
Computers	6.7%
Insurance	5.6%
Pharmaceuticals	4.7%
Banks	3.9%
Telecommunications	3.6%
Commercial Services	3.2%
Health Care — Services	3.1%
Electronics	2.8%
Retail	2.8%
Household Products	2.5%
Health Care — Products	2.4%
Aerospace & Defense	2.4%
Transportation	2.2%
Manufacturing	2.1%
Savings & Loans	2.1%
Software	2.1%
Chemicals	2.1%
Semiconductors	1.9%
Automotive & Parts	1.9%
Media	1.8%
Foods	1.5%
Toys, Games & Hobbies	1.4%
Home Builders	1.4%
Biotechnology	1.4%
Real Estate Investment Trusts (REITS)	1.2%
Electric	1.2%
Iron & Steel	1.0%
Beverages	0.7%
Machinery — Diversified	0.7%
Office Equipment/Supplies	0.6%
Internet	0.6%
Packaging & Containers	0.5%
Gas	0.4%
Housewares	0.4%
Mining	0.3%
Cosmetics & Personal Care	0.3%
Agriculture	0.2%
Forest Products & Paper	0.2%
Airlines	0.1%
Hand & Machine Tools	0.1%
Lodging	0.0%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
100.0%

MML Income & Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Exxon Mobil Corp.	5.1%
Citigroup, Inc.	3.7%
Bank of America Corp.	3.3%
Chevron Corp.	2.9%
International Business Machines Corp.	2.7%
Pfizer, Inc.	2.5%
Hewlett-Packard Co.	2.3%
Morgan Stanley	2.2%
ConocoPhillips	2.1%
Washington Mutual, Inc.	2.1%

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Income & Growth Fund	7.80%	22.95%	17.21%
S&P 500 Index	6.96%	20.57%	14.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report

What is the investment objective of the MML Growth & Income Fund – and who is the Fund's sub-adviser?
   The Fund seeks capital appreciation and income by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities. The Fund's sub-adviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 6.66%, underperforming the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   U.S. equities saw significant volatility in the first quarter of 2007 – rising in the first part of the period, then experiencing turbulence in late February and into March. Concerns about the sub-prime mortgage industry, earnings surprises and comments from the Federal Reserve ("Fed") all contributed to the volatility, though the S&P 500 Index ended the quarter with a slight gain. Utilities were the best-performing sector; financials stocks declined the most. The consumer discretionary and information technology sectors also lost ground. In the fixed-income markets, the Lehman Brothers® Aggregate Bond Index advanced 1.50% during the first quarter. Corporate bond spreads widened somewhat in the wake of sub-prime mortgage problems, but remained relatively narrow at about 0.90% over Treasuries. Auto manufacturers and real estate investment trusts did well. Sub-prime exposure hurt financial institutions, particularly brokers and mortgage lenders, as investors feared they might need to write down the value of their mortgage assets. Home builders also lagged. Mortgage pass-through and asset-backed securities slightly underperformed Treasuries with comparable durations. Commercial mortgage-backed securities underperformed, as recent underwriting standards for the sector came under scrutiny.

Domestic equities rose sharply in the second quarter, with gains in April and May tempered by declines in June. Large caps outpaced small caps. The equity rally was powered by merger and acquisition activity and strong corporate earnings. Energy was the best-performing sector, as oil futures rose above $70 a barrel in late June. Information technology and industrials also outperformed, supported by earnings, outlooks and new products. Utilities, the top-performing group in 2006 and in the first quarter of 2007, was the only sector to drop. Consumer staples, stung by lowered forecasts, and financials, hurt by sub-prime mortgages and a still-sluggish housing sector, also underperformed. Unlike stocks, bonds declined in the second quarter, amid fading market expectations of monetary easing, further unraveling of the sub-prime mortgage market and a tightening of credit by major banks and brokerage lenders. Corporate bonds and mortgage-backed securities lagged Treasuries.

What factors contributed to the Fund's performance?
   The Fund's quarterly returns were positive on an absolute basis for the first three months of 2007, although the portfolio underperformed the S&P 500 Index. Financial stocks provided the biggest relative drag on results. Specifically, the portfolio's large overweight position in thrifts and mortgage companies, which suffered due to the sub-prime mortgage problems, and the Fund's stock selection among consumer finance companies were damaging. The portfolio's lower-than-benchmark weightings in utilities and telecommunication companies also hindered returns. On the upside, the Fund's choices of consumer discretionary stocks were a driver of relative performance. Selection among health care stocks, particularly biotechnology firms, was beneficial. Overall, the portfolio's information technology holdings contributed to performance, although its large exposure to the sector did not.

In the second quarter, the portfolio benefited from its underweight position and stock selection in financials – including owning consumer finance companies that soared on buyout news – and having an underweight allocation to diversified financials. Stock selection and a lower-than-benchmark weighting in consumer staples also boosted returns. Despite being underweight in the sector, the Fund's choice of energy stocks also drove relative returns, primarily due to holdings in equipment and service companies. Finally, stock selection among health care companies, particularly in pharmaceuticals and biotechnology, detracted from comparative returns, as did the Fund's stock selection in information technology.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

What is your outlook?
   The U.S. economy appears to have struck a balance between steady, albeit slower, growth and moderate core inflation. However, in our opinion, other factors – including higher oil and food prices – could temper consumer spending in the near term. In addition, both the S&P 500 Index and the Dow Jones Industrial AverageSM recently notched new all-time highs, so we would not be surprised if some market turbulence were to emerge. Though earnings growth, corporate buybacks and merger and acquisition activity have helped large-cap valuations move up into a more normal range relative to bond yields, we still expect the market may move higher through the end of the year.

MML Growth & Income Fund – Portfolio Manager Report (Continued)

MML Growth & Income Fund Industry Table (% of Net Assets) on 6/30/07
Pharmaceuticals	7.8%
Retail	6.1%
Telecommunications	5.9%
Semiconductors	5.7%
Diversified Financial	5.6%
Manufacturing	5.3%
Computers	4.6%
Software	4.5%
Banks	4.3%
Insurance	4.2%
Internet	4.0%
Oil & Gas Services	3.6%
Oil & Gas	3.6%
Foods	3.0%
Media	2.6%
Savings & Loans	2.4%
Beverages	2.0%
Health Care — Products	1.8%
Electric	1.7%
Transportation	1.7%
Aerospace & Defense	1.4%
Chemicals	1.3%
Biotechnology	1.3%
Agriculture	1.3%
Engineering & Construction	1.3%
Auto Manufacturers	1.2%
Health Care — Services	1.2%
Mining	1.1%
Lodging	0.9%
Electronics	0.9%
Advertising	0.7%
Building Materials	0.7%
Real Estate Investment Trusts (REITS)	0.5%
Apparel	0.5%
Cosmetics & Personal Care	0.4%
Automotive & Parts	0.4%
Coal	0.4%
Household Products	0.3%
Investment Companies	0.3%
Electrical Components & Equipment	0.3%
Airlines	0.2%
Home Builders	0.2%
Machinery — Construction & Mining	0.2%
Leisure Time	0.2%
Commercial Services	0.1%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
100.0%

MML Growth & Income Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Microsoft Corp.	3.2%
General Electric Co.	2.7%
Cisco Systems, Inc.	2.4%
Google, Inc. Cl. A	2.2%
Target Corp.	2.1%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	2.0%
Washington Mutual, Inc.	1.8%
Lowe's Companies, Inc.	1.7%
Wachovia Corp.	1.7%
AstraZeneca PLC Sponsored ADR (United Kingdom)	1.6%

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund and the S&P 500 Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Growth & Income Fund	6.66%	15.46%	9.61%
S&P 500 Index	6.96%	20.57%	14.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Blue Chip Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 8.79%, outpacing the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outperformed the 8.13% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

Going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P 500 Index as its supplemental benchmark for performance comparisons.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

U.S. stocks produced robust gains in the second quarter and moved into positive territory, as several major indexes reached record highs. Better-than-expected first quarter earnings, especially among multi-national firms, combined with signs of an economic uplift and substantial merger and acquisition activity to boost the market. The Federal Reserve's ("Fed's") steady monetary policy also benefited investor confidence. Large- and mid-cap shares outperformed small caps. Growth stocks decisively surpassed value across all market capitalizations. Energy stocks far outpaced other sectors as fuel prices soared.

What factors contributed to the Fund's performance?
   For the six-month period ended June 30, 2007, the consumer discretionary sector produced the greatest relative contribution behind stock selection. Returns in this sector were slightly positive, but performance was mixed, as consumers battled high gasoline prices, higher interest rates and housing weakness. Stock selection and an overweight position in the strong-performing energy sector (compared to the benchmark S&P 500 Index) combined to contribute to the Fund's relative outperformance – as oil prices topped $70 a barrel and natural gas prices rebounded after inventory concerns in 2006 dissipated. Portfolio strength was centered in energy equipment and services companies, such as Smith International and Schlumberger, which were both top overall portfolio contributors.

Underweight positions and stock selection in the industrials and business services sectors detracted from the Fund's relative results for the year-to-date period. Machinery was the largest source of weakness. During this time frame, the Fund selectively added to positions in the industrials and business services sectors, notably in the aerospace/defense and the construction/engineering industries. The Fund's large overweight position in financials also hurt relative performance, offsetting positive stock selection within that sector. Finally, avoiding the utilities sector and holding an underweight allocation to the materials sector also hurt the portfolio's relative performance, as these were among the top-performing sectors in the benchmark for the six-month period.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Investors remain concerned about the decline in housing prices, higher energy costs, geopolitical turmoil, and the Fed's future course on interest rates. Weighing these risks, we believe the housing correction may be stubborn, but manageable, in its effects on Gross Domestic Product ("GDP") growth. We do not expect any dramatic changes in interest rates by the Fed in the near term. The prospects for corporate earnings growth and relatively stable interest rates are favorable, although valuations are not as supportive as they were last year. High-quality, consistent-growth companies, in our opinion, continue to appear attractive.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MML Blue Chip Growth Fund Industry Table (% of Net Assets) on 6/30/07
Diversified Financial	12.9%
Telecommunications	9.0%
Pharmaceuticals	7.6%
Software	6.9%
Retail	6.4%
Manufacturing	6.3%
Semiconductors	5.4%
Oil & Gas Services	5.3%
Internet	5.2%
Banks	3.8%
Health Care — Services	3.7%
Health Care — Products	3.2%
Oil & Gas	3.1%
Insurance	3.1%
Computers	3.0%
Biotechnology	2.0%
Media	2.0%
Aerospace & Defense	1.6%
Lodging	1.6%
Cosmetics & Personal Care	1.2%
Chemicals	0.9%
Home Furnishing	0.8%
Engineering & Construction	0.8%
Commercial Services	0.7%
Apparel	0.6%
Beverages	0.5%
Entertainment	0.4%
Transportation	0.4%
Advertising	0.3%
Mining	0.3%
Machinery — Construction & Mining	0.3%
Foods	0.2%
Electronics	0.1%
Household Products	0.0%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MML Blue Chip Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
General Electric Co.	3.6%
Microsoft Corp.	2.5%
Google, Inc. Cl. A	2.4%
Schlumberger Ltd.	2.4%
Danaher Corp.	2.3%
Cisco Systems, Inc.	1.8%
CVS Caremark Corp.	1.8%
State Street Corp.	1.8%
Amazon.com, Inc.	1.7%
Smith International, Inc.	1.7%

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund, the S&P 500 Index and the Russell 1000 Growth Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Blue Chip Growth Fund	8.79%	20.68%	13.03%
S&P 500 Index	6.96%	20.57%	14.63%
Russell 1000 Growth Index	8.13%	19.04%	12.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 7.00%, outperforming the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund underperformed the 8.13% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

Going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

The U.S. stock market was inconsistent in the second quarter, with gains in April and May being partially offset by a pullback in June. Nevertheless, most major indexes ended solidly ahead for the time frame. The market moves were driven largely by economic indicators that suggested U.S. Gross Domestic Product ("GDP") growth, which appeared to have bottomed out in the first quarter, would show renewed strength in the second quarter. At first the market seemed heartened by the news of the economy's resilience, as corporate earnings held up better than expected. However, continued signs of strength prompted fears that the U.S. Federal Reserve might resume its tightening and add to the pressure on earnings growth – instead of starting to cut interest rates as previously expected.

What factors contributed to the Fund's performance?
   During the first quarter, the Fund benefited from strong stock selection in the health care sector – specifically, portfolio holdings in Alcon and Gilead. On the other hand, stock selection within the consumer discretionary and consumer staples sectors was the largest detractor from performance, as the Fund's positions in Comcast, Time Warner and Procter & Gamble hampered its progress. Sector allocation was a slight detractor from the Fund's returns in the first quarter. Specifically, the portfolio's overweight position in the financials sector, which was the worst performer, and a small underweight position in the strong-performing utilities sector, hindered the Fund.

In the second quarter, weak stock selection in the information technology sector detracted from returns, as the Fund's investments in Network Appliance, Broadcom and Sun Microsystems disappointed. On the positive side, stock selection within the materials and industrials sectors proved the largest contributor to second-quarter results, as the Fund's positions in agricultural product manufacturer Monsanto and industrial contractor Fluor contributed to relative performance. While the information technology sector as a whole was a detractor, Apple and Google contributed to performance. The portfolio also received a boost from its underweight allocation to the consumer staples sector, which was one of the worst-performing sectors for the period.

What is your outlook?
   While we have been seeing a steady progression toward growth leadership for a number of quarters, what has been missing is investor willingness to reward, to the usual degree, those companies outpacing consensus expectations. But upside earnings surprise, which has been unusually plentiful in recent years, is unlikely to remain so. We therefore expect that companies that are able to continue to outpace earnings will be more richly rewarded.

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund Industry Table (% of Net Assets) on 6/30/07
Diversified Financial	17.4%
Computers	10.4%
Pharmaceuticals	9.4%
Internet	8.1%
Telecommunications	5.2%
Aerospace & Defense	4.8%
Health Care — Services	4.5%
Retail	4.3%
Oil & Gas Services	3.9%
Lodging	3.7%
Cosmetics & Personal Care	3.6%
Software	3.5%
Media	3.3%
Biotechnology	3.2%
Chemicals	2.8%
Health Care — Products	2.5%
Semiconductors	2.2%
Beverages	1.2%
Manufacturing	1.2%
Insurance	1.1%
Apparel	1.0%
Engineering & Construction	0.7%
Transportation	0.5%
Commercial Services	0.5%
Foods	0.4%
Machinery — Diversified	0.3%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
100.0%

MML Large Cap Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Google, Inc. Cl. A	5.9%
Apple, Inc.	5.1%
WellPoint, Inc.	4.5%
Cisco Systems, Inc.	4.0%
Chicago Mercantile Exchange Holdings, Inc.	3.5%
Boeing Co.	3.3%
Comcast Corp. Special, Cl. A	3.3%
Hewlett-Packard Co.	3.2%
Franklin Resources, Inc.	3.1%
Gilead Sciences, Inc.	2.9%

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund, the S&P 500 Index and the Russell 1000 Growth Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Large Cap Growth Fund	7.00%	15.92%	6.06%
S&P 500 Index	6.96%	20.57%	14.63%
Russell 1000 Growth Index	8.13%	19.04%	12.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Concentrated Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's sub-adviser, Legg Mason Capital Management, Inc. (Legg Mason), believes offer above-average growth potential and trade at a significant discount to the sub-adviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective.

How did the Fund perform during the six months ended June 30, 2007?
   The Fund's Class I shares returned 12.93%, outperforming the 8.13% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 6.96% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Going forward, the Fund's performance will be compared to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index more closely represents the Fund's investment strategy.

What was the investment backdrop during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?
   From a sector allocation perspective, performance during the first quarter was hurt most by the Fund's absences from other energy and materials/processing, which were the two best-performing sectors in the market. The portfolio's significant overweight position in financial services also hampered results, as investors worried sub-prime mortgage lending weakness might morph into a contagion affecting the broader credit spectrum. On the upside, the Fund's overweight position in the strong consumer discretionary sector and underweight position in weak technology stocks bolstered returns. With respect to individual stocks, the most significant weakness came from portfolio holdings in the health care sector, amid sharp sell-offs in Boston Scientific and Amgen. Meanwhile, a severe decline in the portfolio's stake in Countrywide Financial caused the Fund's financial services holdings to substantially lag the Russell 1000 Growth Index. On the upside, strong gains from Nokia buoyed the Fund's returns in the producer durables sector and the portfolio's consumer discretionary names performed well.

In the second quarter, the Fund's sector allocations once again played a major role in the Fund's performance. For example, the portfolio's high weighting in the weak-performing consumer discretionary sector detracted from results. Oddly enough, strong stock selection in that same sector was primary factor in the portfolio's overall outperformance during the period. Conversely, the Fund's absence from the strong-performing other energy sector and an underweight position in technology hurt relative results. Finally, significant stakes in securities that outperformed during the second quarter drove the Fund's favorable performance during the second quarter. For instance, the Fund's investment in Amazon.com paid dividends as a result of that stock's more than 70% return.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   With the Federal Reserve remaining on hold for the time being and corporate profits believed likely to grow in the high-single-digit range, we believe the fundamental backdrop for stocks in 2007 appears promising. Looking forward, we continue to expect U.S. equities may achieve double-digit returns this year through a combination of multiple expansion, earnings growth and dividends – although extended weakness in the near term would not surprise us. With valuation price disparities at historically narrow levels, we continue to view mega-cap and growth-oriented stocks as providing the most attractive opportunities in the marketplace.

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund Industry Table (% of Net Assets) on 6/30/07
Internet	26.2%
Telecommunications	12.9%
Diversified Financial	12.8%
Engineering & Construction	8.5%
Software	5.4%
Manufacturing	4.6%
Insurance	4.5%
Semiconductors	3.4%
Retail	3.2%
Health Care — Services	2.7%
Machinery — Construction & Mining	2.5%
Commercial Services	2.2%
Media	2.1%
Transportation	2.0%
Electronics	1.9%
Energy — Alternate Sources	1.8%
Biotechnology	1.8%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
100.0%

MML Concentrated Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Amazon.com, Inc.	7.6%
Yahoo!, Inc.	7.6%
Nokia Oyj Sponsored ADR (Finland)	5.9%
Qualcomm, Inc.	5.0%
eBay, Inc.	4.9%
Countrywide Financial Corp.	4.7%
General Electric Co.	4.6%
American International Group, Inc.	4.5%
Citigroup, Inc.	4.4%
Google, Inc. Cl. A	4.1%

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II, the S&P 500 Index and the Russell 1000 Growth Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Concentrated Growth Fund Class I	12.93%	24.76%	13.06%
MML Concentrated Growth Fund Class II	13.03%	24.95%	13.20%
S&P 500 Index	6.96%	20.57%	14.63%
Russell 1000 Growth Index	8.13%	19.04%	12.35%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth. Income is a secondary objective. The Fund's sub-adviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 9.62%, outperforming the 8.68% return of Russell Midcap® Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Conversely, The Fund underperformed the 9.91% return of the Russell Midcap Index, an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization.

Going forward, the Fund's performance will be compared to the Russell Midcap Value Index rather than the Russell Midcap Index because the Russell Midcap Value Index more closely represents the Fund's investment strategy.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?
   The consumer discretionary sector provided some of the best relative returns for the portfolio during the first quarter of 2007, primarily through effective stock selection. The information technology sector was another source of relative outperformance, the result of stock selection in electronic equipment and semi-conductor companies. On a stock-specific basis, one of the Fund's largest contributors to returns was Symmetry Medical Inc. On the downside, the portfolio's underweight position in the utilities sector was a significant drag on performance. The portfolio held few of the electric utilities and multi-utilities (producers and distributors of multiple forms of energy, such as electricity and natural gas) that provided some of the best results during the first quarter. The financials sector detracted from results on both an absolute and a relative basis. Many financial stocks lost ground as the U.S. housing market weakened during the first quarter of 2007, but stock selection further hampered the Fund's performance. Freddie Mac, in particular, was the portfolio's largest detractor.

Turning to the second quarter, the Fund's returns benefited from positive contributions on an absolute basis from all but one sector in which it was invested. Stock selection and an underweight position in the financials sector contributed to performance, while the Fund's positions in consumer staples and telecommunications holdings also helped in the quarter. Meanwhile, the Fund's investments in the materials sector detracted.

What is your outlook?
   Although it is impossible to predict the direction that the equity markets will take throughout 2007, the portfolio's management team remains committed to its discipline of seeking mid-cap companies whose shares appear to be undervalued for reasons unrelated to the firms' fundamental or financial health.

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Mid Cap Value Fund Industry Table (% of Net Assets) on 6/30/07

Insurance	11.3%
Banks	11.0%
Electric	10.6%
Foods	8.9%
Diversified Financial	4.7%
Entertainment	4.0%
Beverages	3.6%
Oil & Gas	3.2%
Health Care — Products	2.9%
Electrical Components & Equipment	2.7%
Household Products	2.7%
Airlines	2.5%
Telecommunications	2.3%
Investment Companies	2.1%
Mining	1.9%
Chemicals	1.9%
Packaging & Containers	1.9%
Office Equipment/Supplies	1.8%
Semiconductors	1.6%
Environmental Controls	1.6%
Automotive & Parts	1.6%
Retail	1.5%
Real Estate Investment Trusts (REITS)	1.4%
Machinery — Diversified	1.4%
Gas	1.0%
Office Furnishings	0.8%
Building Materials	0.8%
Forest Products & Paper	0.8%
Savings & Loans	0.7%
Computers	0.6%
Transportation	0.6%
Pipelines	0.6%
Biotechnology	0.5%
Aerospace & Defense	0.5%
Pharmaceuticals	0.5%
Health Care — Services	0.4%
Commercial Services	0.4%
Home Builders	0.4%
Electronics	0.3%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
100.0%

MML Mid Cap Value Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Freddie Mac	3.8%
MGIC Investment Corp.	3.1%
SunTrust Banks, Inc.	3.1%
Portland General Electric Co.	2.9%
Speedway Motorsports, Inc.	2.8%
The South Financial Group, Inc.	2.8%
Southwest Airlines Co.	2.5%
Kraft Foods, Inc. Cl. A	2.4%
ConAgra Foods, Inc.	2.1%
iShares S&P MidCap 400 Index Fund	2.1%

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund, the Russell Midcap Index and the Russell Midcap Value Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Mid Cap Value Fund	9.62%	25.57%	18.52%
Russell Midcap Index	9.91%	20.83%	14.32%
Russell Midcap Value Index	8.68%	22.09%	17.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Index and the Russell Midcap Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Mid Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), expects to grow at a faster rate than the average company.

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 14.53%, exceeding the 11.97% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The Fund's 14.53% return also outperformed the 10.97% return of the Russell Midcap® Growth Index, a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Going forward, the Fund's performance will be compared to the Russell Midcap Growth Index rather than the S&P MidCap 400 Index because the Russell Midcap Growth Index more closely represents the Fund's investment strategy. The Fund will retain the S&P MidCap 400 Index as its supplemental benchmark for performance comparisons

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages.

Within the mid-cap universe, growth stocks lagged value stocks for the first half of the year. However, in the second quarter, growth stocks significantly outperformed their value counterparts.

What factors contributed to the Fund's performance?
   For the six-month period ended June 30, 2007, the Fund's technology holdings – particularly its positions in the Internet software and services industry – benefited relative returns. Stock selection was also particularly strong in electronic equipment and instruments. Several of the portfolio's alternative energy positions have also performed exceedingly well, as solar demand remains healthy, and the supply-demand imbalance is an added benefit. Stock selection in health care aided relative performance, particularly in the biotechnology and pharmaceuticals areas. In addition, the portfolio's strength in financials was driven by its significant underweight position and strong stock selection in capital markets and insurance. The financial services sector has been under pressure from sub-prime lending weakness and a flat yield curve, which only recently has returned to a more normal upward-sloping curve. (The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years.)

While our overweight position in energy helped performance in the first six months of 2007, it was not enough to offset less-than-favorable stock selection decisions in that sector. The Fund's stock selection in the industrials and business service sector also detracted. Several of the top holdings performed well on an absolute basis, but were weak relative to their peer group.

What is your outlook?
   While our outlook remains generally favorable, we continue to expect that some of the contradictions in the economy will be resolved as it enters a seventh year of expansion. In particular, consumers are likely to feel a greater pinch as the housing sector continues the process of unwinding from its largest expansion cycle since World War II. We believe the developing environment could continue to bode well for growth stocks.

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund Industry Table (% of Net Assets) on 6/30/07
Telecommunications	8.4%
Retail	6.9%
Semiconductors	6.3%
Pharmaceuticals	6.1%
Commercial Services	6.0%
Software	5.0%
Internet	4.8%
Oil & Gas Services	4.7%
Health Care — Services	3.7%
Oil & Gas	3.3%
Diversified Financial	3.2%
Computers	3.0%
Media	2.8%
Health Care — Products	2.7%
Advertising	2.6%
Manufacturing	2.6%
Electronics	2.6%
Aerospace & Defense	2.3%
Insurance	2.0%
Biotechnology	1.7%
Coal	1.7%
Entertainment	1.5%
Home Furnishing	1.4%
Electrical Components & Equipment	1.2%
Energy — Alternate Sources	1.0%
Lodging	0.9%
Airlines	0.8%
Transportation	0.8%
Mining	0.8%
Auto Manufacturers	0.8%
Building Materials	0.7%
Foods	0.6%
Banks	0.5%
Beverages	0.4%
Engineering & Construction	0.3%
Electric	0.2%
Machinery — Diversified	0.2%
Home Builders	0.2%
Leisure Time	0.2%
Metal Fabricate & Hardware	0.2%
Environmental Controls	0.1%
Iron & Steel	0.1%
Apparel	0.1%
Chemicals	0.1%
Cosmetics & Personal Care	0.1%
Pipelines	0.1%
Household Products	0.1%
Industrial — Distribution	0.1%
Machinery — Construction & Mining	0.1%
Textiles	0.0%
Packaging & Containers	0.0%
Office Furnishings	0.0%
Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%
100.0%

MML Mid Cap Growth Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Amazon.com, Inc.	1.6%
Roper Industries, Inc.	1.5%
Harman International Industries, Inc.	1.4%
Rockwell Collins, Inc.	1.4%
Smith International, Inc.	1.4%
Manor Care, Inc.	1.3%
Cephalon, Inc.	1.2%
Crown Castle International Corp.	1.2%
Lamar Advertising Co. Cl. A	1.2%
VeriSign, Inc.	1.2%

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund, the S&P MidCap 400 Index and the Russell Midcap Growth Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Mid Cap Growth Fund	14.53%	21.16%	12.81%
S&P MidCap 400 Index	11.97%	18.50%	11.19%
Russell Midcap Growth Index	10.97%	19.73%	11.57%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index and the Russell Midcap Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund's sub-adviser is Goldman Sachs Asset Management, L.P. (GSAM).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 0.10%, underperforming the 3.80% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment background during the period?
   Domestic stocks showed little change during the first quarter of 2007, despite a significant increase in volatility across the board. Although the Dow Jones Industrial AverageSM ("the Dow") notched a new closing high in February, the blue-chip benchmark declined slightly for the three months ended March 31, 2007. The S&P 500 Index finished with a small advance, as did the Nasdaq Composite® Index ("Nasdaq"), which barely managed to post a gain for the period. A depreciating U.S. dollar supported the returns of foreign stocks, helping the MSCI® EAFE® Index outperform its U.S. counterparts for the quarter.

Most U.S. stock indexes advanced in the second quarter, with some setting records along the way. Stocks rode a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market and sub-prime mortgages. During the period, the housing market remained depressed, and long-term interest rates moved decisively higher. Crude oil surged to close the quarter near $70 per barrel.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, from a sector perspective, the Fund's stock selection within the information technology, consumer discretionary and health care sectors detracted from its performance. Compared to the fourth quarter of 2006, when stock selection was negative in most sectors, the shortfall in the first quarter of this year was concentrated in these three sectors. On the other hand, the Fund's stock selection was slightly negative to somewhat positive in all other sectors, where the best results came from the Fund's industrials and consumer staples holdings. With respect to investment themes, the Fund's underperformance in the first quarter was largely the result of a drawdown in the momentum factor in the first few weeks of February – the period leading up to the market decline at the end of that month. Other factors also experienced drawdowns over this period, although not quite as dramatic as momentum. Later in March, when momentum had returned to a more normal pattern of return, the Fund's profitability and valuation themes began to falter.

Turning to the second quarter, overall stock selection was less than favorable. The Fund's holdings in the information technology, financials and industrials sectors were the least successful relative to their peers in the Russell 2000 Value Index. On the upside, stock picks in the materials and energy sectors contributed the most to the Fund's relative performance. Returns to the investment themes were mixed for this period. Momentum and profitability were the biggest detractors from relative returns. On the upside, the valuation and analyst sentiment themes contributed the most to relative performance. Management impact and earnings quality also added value, albeit to a lesser extent. Despite good results for the themes, most of the Fund's second-quarter shortfall was the result of stock-specific factors.

What is your outlook?
   Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection rather than sector or size (market capitalization) allocations.

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

MML Small Cap Value Fund Industry Table (% of Net Assets) on 6/30/07
Banks	8.9%
Real Estate Investment Trusts (REITS)	8.9%
Insurance	6.9%
Retail	5.7%
Commercial Services	5.4%
Chemicals	4.4%
Telecommunications	3.8%
Savings & Loans	3.4%
Internet	3.1%
Electric	3.1%
Electrical Components & Equipment	2.8%
Automotive & Parts	2.4%
Foods	2.3%
Mining	2.3%
Transportation	2.2%
Oil & Gas	2.0%
Computers	1.9%
Diversified Financial	1.8%
Biotechnology	1.8%
Health Care — Services	1.7%
Forest Products & Paper	1.7%
Agriculture	1.6%
Apparel	1.6%
Machinery — Diversified	1.5%
Media	1.4%
Engineering & Construction	1.3%
Semiconductors	1.2%
Office Equipment/Supplies	1.2%
Pharmaceuticals	1.2%
Iron & Steel	1.1%
Electronics	1.1%
Software	1.1%
Communications	0.8%
Household Products	0.7%
Manufacturing	0.7%
Health Care — Products	0.7%
Real Estate	0.6%
Oil & Gas Services	0.5%
Leisure Time	0.4%
Home Builders	0.4%
Pipelines	0.4%
Hand & Machine Tools	0.3%
Aerospace & Defense	0.3%
Computers & Information	0.3%
Investment Companies	0.3%
Gas	0.2%
Computer Related Services	0.2%
Airlines	0.2%
Environmental Controls	0.1%
Auto Manufacturers	0.1%
Metal Fabricate & Hardware	0.1%
Energy	0.1%
Telephone Utilities	0.1%
Medical Supplies	0.1%
Metals & Mining	0.0%
Trucking & Leasing	0.0%
Packaging & Containers	0.0%
Home Furnishing	0.0%
Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%
100.0%

MML Small Cap Value Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
CF Industries Holdings, Inc.	2.2%
Usec, Inc.	2.1%
Belden, Inc.	1.5%
Provident Financial Services, Inc.	1.5%
Reliant Energy, Inc.	1.5%
Umpqua Holdings Corp.	1.5%
Anthracite Capital, Inc.	1.2%
Cooper Tire & Rubber Co.	1.2%
Entertainment Properties Trust	1.2%
Ikon Office Solutions, Inc.	1.2%

MML Small Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Fund and the Russell 2000 Value Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Small Cap Value Fund	0.10%	11.31%	4.53%
Russell 2000 Value Index	3.80%	16.06%	10.72%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Index Fund – and who is the Fund's sub-adviser?
   The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600® Index (S&P SmallCap 600 Index). The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 8.42%, moderately trailing the 8.57% return of the S&P SmallCap 600 Index, a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor's for industry group representation, market size, liquidity, adequate float size and other trading requirements. The Index tracks the performance of the small-cap portion of the U.S. equity market. As of February 28, 2007, the approximate market capitalization range of companies included in the S&P SmallCap 600 Index was between $61 million and $3.7 billion.

What was the investment background during the period?
   Overcoming a dip in the market in February, U.S. equity markets posted positive numbers for the first half of 2007, despite negative pressures surrounding sub-prime loan defaults, rising interest rates and geopolitical conflicts in the Middle East and Asia. The S&P 500® Index closed at an all-time high in May. Ongoing merger and acquisition activity, takeover announcements and strong earnings seasons also contributed to the markets' performance in the first quarter.

On January 18, 2007, crude oil prices dropped to $51 a barrel on higher-than-expected supply news. This retreat was short-lived, as oil closed higher at the end of the second quarter at around $70 per barrel. The Federal Reserve ("Fed") kept the federal funds rate unchanged at 5.25% during the second quarter. However, Federal Open Market Committee minutes pointed to inflationary pressures that have the potential to prompt the Fed to increase rates later in the year.

What factors contributed to the Fund's performance?
   In the first quarter of 2007, all but three of the Fund's sectors posted positive performance. The strongest-performing sectors were materials, health care and energy. The portfolio's largest sector position, industrials, advanced during this time frame. The worst-performing sector, financials, posted a negative return for the period.

Turning to the second quarter, all but two sectors posted positive performance. The strongest-performing sectors were industrials, energy and information technology. Industrials was also the largest sector position, followed by information technology. The two worst-performing sectors for the second quarter were financials and utilities.

What is your outlook?
   Numerous forces will continue to influence the direction that the market takes throughout the remainder of 2007. These include the price of oil, inflation, geopolitical unrest and Fed policy. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the S&P SmallCap 600 Index.

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

MML Small Cap Index Fund Industry Table (% of Net Assets) on 6/30/07
Retail	7.9%
Banks	6.2%
Electronics	5.1%
Health Care — Products	5.1%
Commercial Services	4.3%
Real Estate Investment Trusts (REITS)	3.7%
Gas	3.4%
Software	3.1%
Semiconductors	3.1%
Insurance	3.0%
Machinery — Diversified	2.9%
Oil & Gas Services	2.9%
Transportation	2.7%
Health Care — Services	2.6%
Oil & Gas	2.5%
Manufacturing	2.4%
Foods	2.4%
Computers	2.3%
Telecommunications	2.3%
Aerospace & Defense	2.2%
Apparel	2.1%
Building Materials	1.5%
Engineering & Construction	1.5%
Electric	1.3%
Internet	1.3%
Iron & Steel	1.3%
Chemicals	1.2%
Pharmaceuticals	1.2%
Savings & Loans	1.2%
Diversified Financial	1.1%
Metal Fabricate & Hardware	1.0%
Forest Products & Paper	1.0%
Biotechnology	1.0%
Electrical Components & Equipment	0.9%
Home Builders	0.8%
Mining	0.8%
Leisure Time	0.7%
Household Products	0.7%
Hand & Machine Tools	0.6%
Environmental Controls	0.5%
Housewares	0.5%
Automotive & Parts	0.5%
Entertainment	0.4%
Coal	0.3%
Home Furnishing	0.3%
Airlines	0.3%
Consumer Products	0.3%
Textiles	0.3%
Toys, Games & Hobbies	0.3%
Medical Supplies	0.2%
Machinery & Components	0.2%
Apparel, Textiles & Shoes	0.2%
Cosmetics & Personal Care	0.2%
Advertising	0.2%
Storage & Warehousing	0.2%
Office Furnishings	0.2%
Agriculture	0.1%
Computers & Information	0.1%
Lodging	0.1%
Machinery — Construction & Mining	0.1%
Restaurants	0.1%
Telephone Utilities	0.1%
Water	0.1%
Auto Manufacturers	0.1%
Beverages	0.1%
Energy — Alternative Sources	0.1%
Investment Companies	0.1%
Media	0.1%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MML Small Cap Index Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
The Manitowoc Co., Inc.	0.8%
Energen Corp.	0.7%
Cabot Oil & Gas Corp.	0.6%
Helix Energy Solutions Group, Inc.	0.6%
Southern Union Co.	0.6%
The Shaw Group, Inc.	0.6%
Trimble Navigation Ltd.	0.6%
Chaparral Steel Co.	0.5%
Corn Products International, Inc.	0.5%
TETRA Technologies, Inc.	0.5%

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund and the S&P SmallCap 600 Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Small Cap Index Fund	8.42%	15.73%	8.46%
S&P SmallCap 600 Index	8.57%	16.06%	9.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report

What is the investment objective of the MML Global Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets. The Fund's sub-adviser is Neuberger Berman Management, Inc. (Neuberger Berman).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund's Class I shares returned 8.27%, lagging the 9.17% return of the Morgan Stanley Capital International, Inc. (MSCI®) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What was the investment background during the period?
   Despite a tumultuous first quarter, most broad U.S. stock market indexes managed to turn in modest gains. Mid-cap stocks outperformed large caps and small caps by a rather wide margin and, for the most part, value stocks fared better than growth. Within the large-cap value arena, the financials sector declined, but this was more than offset by generally positive returns within the remaining nine sectors. International stocks continued to outpace U.S. markets in the first quarter. During this time frame, the markets in Singapore, Australia and Finland led the way – while Ireland, Hong Kong and New Zealand were among the laggards. From a sector standpoint, materials, industrials and consumer staples generated standout results, while energy and information technology issues trailed.

The U.S. stock market as a whole rose substantially during second quarter, due to better-than-expected earnings releases, corporate mergers and private equity deals. The market pulled back slightly in June, however, as Treasury yields rose and sub-prime mortgage issues resurfaced, but performance for the quarter remained positive overall. In general, growth stocks fared better than their value counterparts and large-cap stocks outperformed mid-and small caps. International stocks also advanced in the second quarter, as the Nordic countries and the Pacific (excluding Japan) led the developed markets. Japan was the only developed market to post a decline. Among economic sectors, health care was the only negative performer, with all other sectors showing positive results – led by energy, materials and industrials.

What factors contributed to the Fund's performance?
   The U.S. equity component of the portfolio generated relatively flat returns for the first quarter of 2007. The portfolio received its largest positive contribution from its consumer staples and utilities holdings. Consumer discretionary stocks boosted overall results as well. Weakness within the financials sector was the largest single detractor from performance, as problems within the sub-prime mortgage market garnered headlines. With respect to the international component of the portfolio, stock selection and overweight positions in Germany and Brazil contributed to performance. On the other hand, stocks in the UK put pressure on the Fund's progress, as did certain South Korean holdings. From a sector perspective, strong international stock selection in materials, health care and information technology contributed to returns. Conversely, an overweight position in energy and stock selection in consumer staples, telecommunication services and consumer discretionary had a negative impact.

In the second quarter, the domestic portion of the Fund's portfolio received the largest contribution to total return from its energy and information technology holdings. The Fund's holdings in the financials sector generated modestly positive returns, but the portfolio's substantial allocation to this lackluster segment hampered the Fund's relative performance. The international portion of the Fund benefited from strong stock selection in telecommunications, consumer staples and materials, as well as an overweight position in energy. On a geographic basis, stock selection in Germany, France and Brazil helped drive the Fund's second-quarter performance. A materially underweight position in Japan also helped the Fund's results. Financial stocks, hurt by the rising interest rate environment in the UK and Europe, detracted.

What is your outlook?
   We believe the equity market will be more volatile than in the past and, therefore, we look to invest in companies whose performance, we believe, is less tied to macroeconomic issues and more reliant on specific execution. Furthermore, given the tight valuations within various sectors of the market, we believe that stock selection is critical and that our strategy of owning companies with robust business models, solid free cash flow generation and moderate valuations has the potential to provide favorable results for the Fund as 2007 progresses.

MML Global Fund – Portfolio Manager Report (Continued)

MML Global Fund Country Weightings (% of Net Assets) on 6/30/07
United States	44.1%
United Kingdom	9.3%
Japan	8.1%
Canada	5.8%
Ireland	4.9%
France	4.8%
Germany	4.3%
Brazil	3.6%
Belgium	2.7%
Australia	2.4%
South Korea	1.7%
Switzerland	1.6%
Italy	1.1%
Norway	1.0%
Holland	0.9%
Bermuda	0.6%
Luxembourg	0.5%
Greece	0.3%
Austria	0.3%
Netherlands	0.3%
Spain	0.3%
Sweden	0.2%
Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%
100.0%

MML Global Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Citigroup, Inc.	1.9%
Exxon Mobil Corp.	1.9%
Anglo Irish Bank Corp. PLC	1.6%
CRH PLC (London)	1.4%
Vallourec SA	1.4%
ConocoPhillips	1.3%
General Electric Co.	1.3%
Occidental Petroleum Corp.	1.3%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	1.2%
Vodafone Group PLC	1.2%

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Global Fund Class I	8.27%	23.70%	12.75%
MML Global Fund Class II	8.37%	23.87%	12.89%
MSCI World Index	9.17%	23.59%	16.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report

What is the investment objective of the MML Foreign Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. The Fund's sub-adviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the six months ended June 30, 2007?
   The Fund returned 11.09%, moderately outperforming the 10.74% return of the Morgan Stanley Capital International, Inc. (MSCI®) EAFE® Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the economic recovery began in 2002.

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. sub-prime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Most global equity markets ended the six-month period with double-digit total returns. A number of stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time records during the first half of the year.

What factors contributed to the Fund's performance?
   The Fund's performance relative to the MSCI EAFE Index was aided most by stock selection in the consumer discretionary sector. Strong performers included UK satellite television provider British Sky Broadcasting Group, French tire manufacturer Compagnie Generale des Etablissements Michelin and UK food catering company Compass Group. The Fund's utilities sector investments also boosted relative performance due to stock selection. For instance, German electricity producer E.ON posted strong returns during the six-month period. The Fund's relative results in the health care sector also benefited from favorable stock selection. In particular, an overweighting in German drug wholesaler Celesio contributed to performance.

The U.S. dollar depreciated versus most foreign currencies for the period, which also contributed to the Fund's performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Despite the Fund's positive results, there were some disappointments. Stock selection and an underweight position in the strong-performing materials sector hindered results relative to the benchmark. Detractors included Norwegian pulp and paper producer Norske Skogindustrier. Stock selection in the financials sector also hindered relative results. Laggard stocks included Japanese bank Sumitomo Mitsui Financial Group and Taiwanese financial services company Mega Financial Holding. In addition, insurance giant Aviva weighed on relative performance.

What is your outlook?
   Our investment focus has always centered on individual companies and longer-term returns. We are confident that, regardless of the economic climate we might encounter in the second half of 2007, we will continue to find reasonably priced investments.

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund Country Weightings (% of Net Assets) on 6/30/07
United Kingdom	24.3%
Germany	10.5%
France	9.4%
Japan	7.8%
South Korea	5.1%
Italy	4.5%
Spain	4.3%
Netherlands	3.2%
Switzerland	3.2%
Taiwan	2.2%
Singapore	2.1%
Norway	2.1%
Finland	1.7%
Hong Kong	1.7%
Australia	1.4%
Holland	1.1%
Bermuda	1.1%
Sweden	1.0%
Brazil	1.0%
China	0.9%
Canada	0.9%
United States	0.9%
Denmark	0.8%
Mexico	0.8%
Russia	0.7%
Austria	0.6%
Total Long-Term Investments	93.3%
Short-Term Investments and Other Assets and Liabilities	6.7%
100.0%

MML Foreign Fund Largest Stock Holdings (% of Net Assets) on 6/30/07
Royal Dutch Shell PLC	1.7%
Siemens AG	1.7%
Telefonica SA Sponsored ADR (Spain)	1.7%
BP PLC	1.6%
ING Groep NV	1.6%
Total SA (France)	1.6%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.6%
Compagnie Generale des Etablissements Michelin Cl. B	1.5%
E.ON AG	1.5%
Samsung Electronics Co., Ltd.	1.5%

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund and the MSCI EAFE Index.

MML Series Investment Fund
Total Returns

	Year- to-Date 1/1/07 - 6/30/07	One Year 7/1/06 - 6/30/07	Since Inception 5/1/06 - 6/30/07
MML Foreign Fund	11.09%	28.22%	19.91%
MSCI EAFE Index	10.74%	27.00%	18.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here.

MML Asset Allocation Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 68.1%
COMMON STOCK — 68.1%
Advertising — 0.5%
Getty Images, Inc.(a)	16,600	$793,646
Omnicom Group, Inc.	9,000	476,280
		1,269,926
Aerospace & Defense — 1.0%
Alliant Techsystems, Inc.(a)	2,500	247,875
Boeing Co.	4,400	423,104
United Technologies Corp.	29,900	2,120,807
		2,791,786
Agriculture — 0.9%
Altria Group, Inc.	33,300	2,335,662
Airlines — 0.1%
Southwest Airlines Co.	24,800	369,768
Apparel — 0.3%
Hanesbrands, Inc.(a)	30,750	831,172
Auto Manufacturers — 0.7%
Ford Motor Co.(b)	141,300	1,331,046
General Motors Corp.	17,500	661,500
		1,992,546
Automotive & Parts — 0.3%
Johnson Controls, Inc.	6,700	775,659
Banks — 3.0%
Capital One Financial Corp.	11,500	902,060
Fifth Third Bancorp	23,000	914,710
SunTrust Banks, Inc.	5,900	505,866
Wachovia Corp.	65,926	3,378,708
Wells Fargo & Co.	70,800	2,490,036
		8,191,380
Beverages — 1.3%
Anheuser-Busch Cos., Inc.	6,400	333,824
The Coca-Cola Co.	18,000	941,580
PepsiCo, Inc.	37,000	2,399,450
		3,674,854
Biotechnology — 0.9%
Genentech, Inc.(a)	25,400	1,921,764
Millennium Pharmaceuticals, Inc.(a)	55,800	589,806
		2,511,570
Building Materials — 0.5%
American Standard Cos., Inc.	18,200	1,073,436
Owens Corning, Inc.(a) (b)	8,500	285,855
		1,359,291

	Number of Shares	Market Value
Chemicals — 0.9%
Du Pont (E.I.) de Nemours & Co.	7,700	$391,468
Huntsman Corp.	1,900	46,189
Methanex Corp.(b)	16,800	422,352
Potash Corp. of Saskatchewan	15,900	1,239,723
Rohm & Haas Co.	6,800	371,824
		2,471,556
Coal — 0.3%
Arch Coal, Inc.(b)	21,700	755,160
Commercial Services — 0.1%
Alliance Data Systems Corp.(a)	4,212	325,503
Computers — 3.1%
Affiliated Computer Services, Inc. Cl. A(a)	6,300	357,336
Brocade Communications Systems, Inc.(a)	122,800	960,296
Dell, Inc.(a)	47,200	1,347,560
Hewlett-Packard Co.	10,400	464,048
Qimonda AG ADR (Germany)(a) (b)	18,200	281,190
SanDisk Corp.(a) (b)	54,400	2,662,336
Seagate Technology(b)	79,400	1,728,538
Sun Microsystems, Inc.(a)	148,800	782,688
		8,583,992
Cosmetics & Personal Care — 0.3%
Avon Products, Inc.	22,500	826,875
Diversified Financial — 3.9%
AmeriCredit Corp.(a) (b)	17,000	451,350
Fannie Mae	26,100	1,705,113
Freddie Mac	17,100	1,037,970
The Goldman Sachs Group, Inc.	2,300	498,525
IndyMac Bancorp, Inc.(b)	9,300	271,281
JP Morgan Chase & Co.	65,700	3,183,165
Lehman Brothers Holdings, Inc.	13,600	1,013,472
Merrill Lynch & Co., Inc.	4,000	334,320
SLM Corp.	39,800	2,291,684
		10,786,880
Electric — 1.2%
AES Corp.(a)	33,700	737,356
Allegheny Energy, Inc.(a)	7,300	377,702
CMS Energy Corp.	32,300	555,560
Edison International	20,100	1,128,012
MDU Resources Group, Inc.	13,950	391,158
		3,189,788

	Number of Shares	Market Value
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	14,600	$683,280
Electronics — 0.8%
Agilent Technologies, Inc.(a)	8,800	338,272
Flextronics International Ltd.(a)	81,400	879,120
Jabil Circuit, Inc.	40,700	898,249
		2,115,641
Engineering & Construction — 0.9%
Fluor Corp.	21,600	2,405,592
Foods — 2.2%
Campbell Soup Co.	10,100	391,981
Kraft Foods, Inc. Cl. A	56,244	1,982,601
Sara Lee Corp.	105,600	1,837,440
Sysco Corp.	28,000	923,720
Unilever NV NY Shares (Netherlands)	33,000	1,023,660
		6,159,402
Health Care – Products — 1.3%
Baxter International, Inc.	41,400	2,332,476
Kyphon, Inc.(a)	800	38,520
Medtronic, Inc.	21,300	1,104,618
		3,475,614
Health Care – Services — 0.9%
DaVita, Inc.(a)	20,100	1,082,988
UnitedHealth Group, Inc.	26,500	1,355,210
		2,438,198
Home Builders — 0.1%
Lennar Corp. Cl. A	9,400	343,664
Household Products — 0.2%
Fortune Brands, Inc.(b)	4,900	403,613
Jarden Corp.(a)	5,100	219,351
		622,964
Insurance — 3.0%
AFLAC, Inc.(b)	11,300	580,820
Ambac Financial Group, Inc.	4,600	401,074
American International Group, Inc.	29,900	2,093,897
Berkshire Hathaway, Inc. Cl. A(a)	9	985,275
Chubb Corp.	3,400	184,076
Marsh & McLennan Cos., Inc.	48,700	1,503,856
MBIA, Inc.(b)	6,100	379,542
Progressive Corp.	21,900	524,067

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
RenaissanceRe Holdings Ltd.	8,000	$495,920
XL Capital Ltd. Cl. A	12,300	1,036,767
		8,185,294
Internet — 2.9%
eBay, Inc.(a)	54,800	1,763,464
Google, Inc. Cl. A(a)	8,200	4,291,716
Symantec Corp.(a)	19,700	397,940
Yahoo!, Inc.(a)	52,300	1,418,899
		7,872,019
Investment Companies — 0.2%
American Capital Strategies Ltd.(b)	14,100	599,532
Leisure Time — 0.1%
Carnival Corp.	6,200	302,374
Lodging — 0.6%
Las Vegas Sands Corp.(a) (b)	16,200	1,237,518
Starwood Hotels & Resorts Worldwide, Inc.	7,200	482,904
		1,720,422
Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	4,100	321,030
Manufacturing — 3.7%
Cooper Industries Ltd. Cl. A	11,200	639,408
Danaher Corp.	20,400	1,540,200
General Electric Co.	131,800	5,045,304
Illinois Tool Works, Inc.	33,400	1,809,946
Leggett & Platt, Inc.(b)	21,200	467,460
Parker Hannifin Corp.	600	58,746
Siemens AG Sponsored ADR (Germany)(b)	5,000	715,300
		10,276,364
Media — 1.9%
Cablevision Systems Corp. Cl. A(a)	9,100	329,329
CBS Corp. Cl. B	31,700	1,056,244
Citadel Broadcasting Corp.(b)	4,239	27,342
Comcast Corp. Cl. A(a)	16,650	468,198
The Walt Disney Co.	55,200	1,884,528
Time Warner Cable, Inc. Cl. A(a) (b)	10,600	415,202
Time Warner, Inc.	25,700	540,728
Viacom, Inc. Cl. B(a)	9,500	395,485
		5,117,056
Mining — 0.7%
Alcoa, Inc.	22,600	915,978
Barrick Gold Corp.	22,500	654,075
Newmont Mining Corp.(b)	11,900	464,814
		2,034,867

	Number of Shares	Market Value
Oil & Gas — 2.5%
Anadarko Petroleum Corp.	8,400	$436,716
Chevron Corp.	9,500	800,280
ConocoPhillips	1,800	141,300
EOG Resources, Inc.	5,400	394,524
Exxon Mobil Corp.	17,200	1,442,736
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	46,200	3,751,440
		6,966,996
Oil & Gas Services — 2.5%
Baker Hughes, Inc.	15,500	1,304,015
BJ Services Co.	36,900	1,049,436
Halliburton Co.	10,600	365,700
Schlumberger Ltd.	32,600	2,769,044
Weatherford International Ltd.(a)	24,100	1,331,284
		6,819,479
Pharmaceuticals — 5.5%
Allergan, Inc.	34,200	1,971,288
AstraZeneca PLC Sponsored ADR (United Kingdom)	57,400	3,069,752
Bristol-Myers Squibb Co.	33,200	1,047,792
Forest Laboratories, Inc.(a)	63,000	2,875,950
ImClone Systems, Inc.(a)	30,900	1,092,624
Pfizer, Inc.	40,300	1,030,471
Sanofi-Aventis Sponsored ADR (France)(b)	35,300	1,421,531
Sepracor, Inc.(a) (b)	21,000	861,420
Teva Pharmaceutical Sponsored ADR (Israel)	30,500	1,258,125
Wyeth	10,200	584,868
		15,213,821
Real Estate Investment Trusts (REITS) — 0.3%
Douglas Emmett, Inc. REIT	10,500	259,770
General Growth Properties, Inc. REIT(b)	7,100	375,945
Host Hotels & Resorts, Inc. REIT(b)	8,700	201,144
		836,859
Retail — 4.3%
Best Buy Co., Inc.	26,700	1,246,089
The Cheesecake Factory(a) (b)	9,600	235,392
Costco Wholesale Corp.	5,100	298,452
The Home Depot, Inc.	24,600	968,010
Lowe's Companies, Inc.	107,400	3,296,106
McDonald's Corp.	9,900	502,524
Starbucks Corp.(a)	30,900	810,816

	Number of Shares	Market Value
Target Corp.	64,300	$4,089,480
Urban Outfitters, Inc.(a)	12,600	302,778
		11,749,647
Savings & Loans — 1.5%
Hudson City Bancorp, Inc.	81,300	993,486
Washington Mutual, Inc.	74,600	3,180,944
		4,174,430
Semiconductors — 4.2%
Altera Corp.	51,900	1,148,547
Applied Materials, Inc.	117,600	2,336,712
ASML Holding NV(a) (b)	15,900	436,455
Intel Corp.	93,600	2,223,936
KLA-Tencor Corp.	43,600	2,395,820
Lam Research Corp.(a)	9,200	472,880
Linear Technology Corp.(b)	17,500	633,150
Silicon Laboratories, Inc.(a)	10,900	377,249
Xilinx, Inc.	53,100	1,421,487
		11,446,236
Software — 3.0%
Cerner Corp.(a) (b)	8,100	449,307
Microsoft Corp.	194,800	5,740,756
Paychex, Inc.	14,900	582,888
SAP AG Sponsored ADR (Germany)(b)	27,000	1,378,890
		8,151,841
Telecommunications — 4.0%
American Tower Corp. Cl. A(a)	10,400	436,800
AT&T, Inc.	36,300	1,506,450
Cisco Systems, Inc.(a)	158,400	4,411,440
Corning, Inc.(a)	37,100	947,905
Level 3 Communications, Inc.(a) (b)	131,200	767,520
Qualcomm, Inc.	40,600	1,761,634
Time Warner Telecom, Inc. Cl. A(a) (b)	34,100	685,410
Verizon Communications, Inc.	13,800	568,146
		11,085,305
Transportation — 1.2%
FedEx Corp.	3,200	355,104
United Parcel Service, Inc. Cl. B	40,100	2,927,300
		3,282,404
TOTAL COMMON STOCK (Cost $172,974,944)		187,443,699
TOTAL EQUITIES (Cost $172,974,944)		187,443,699

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BONDS & NOTES — 29.5%
ASSET BACKED SECURITIES — 1.6%
Airlines — 0.0%
Delta Air Lines, Inc., Series 2002-1, Class G2 6.417% 07/02/2012	$125,000	$125,781
Automobile ABS — 0.8%
CPS Auto Trust, Series 2006-C, Class A4(c) 5.140% 06/15/2013	349,999	347,993
CPS Auto Trust, Series 2007-A, Class A4(c) 5.050% 11/15/2013	325,000	320,164
CPS Auto Trust, Series 2007-TFC, Class A2(c) 5.250% 12/15/2013	175,000	174,809
Drive Auto Receivables Trust, Series 2006-2, Class A3(c) 5.330% 04/15/2014	175,000	175,055
Prestige Auto Receivables Trust, Series 2005-1A, Class A2.(c) 4.370% 06/15/2012	861,416	854,821
Rental Car Finance Corp., Series 2005-1A, Class A2(c) 4.590% 06/25/2011	250,000	244,922
		2,117,764
Commercial MBS — 0.1%
Crown Castle Towers LLC, Series 2006-1A, Class E(c) 6.065% 11/15/2036	290,000	284,609
Credit Card ABS — 0.6%
Advanta Business Card Master Trust, Series 2005-A2, Class A2 FRN 5.450% 05/20/2013	500,000	501,797
MBNA Credit Card Master Note Trust, Series 2002-1C, Class C 6.800% 07/15/2014	1,000,000	1,035,000
		1,536,797

	Principal Amount	Market Value
Home Equity ABS — 0.1%
Countrywide Asset-Backed Certificates, Series 2006-S6, Class A6 5.657% 03/25/2034	$175,000	$169,969
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class 1A3 6.030% 05/25/2037	175,000	174,285
		344,254
Other ABS — 0.0%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class B1 6.870% 04/25/2037	75,000	74,270
TOTAL ASSET BACKED SECURITIES (Cost $4,504,505)		4,483,475
CORPORATE DEBT — 7.9%
Advertising — 0.1%
RH Donnelley Corp. 6.875% 01/15/2013	350,000	331,625
Auto Manufacturers — 0.4%
Ford Motor Co. 4.250% 12/15/2036	442,000	553,605
Ford Motor Co.(b) 7.450% 07/16/2031	50,000	39,937
General Motors Corp.(b) 7.125% 07/15/2013	400,000	375,500
		969,042
Banks — 0.7%
Banco Mercantil Del Nort VRN(c) 6.862% 10/13/2021	160,000	159,836
Barclays Bank PLC FRN(c) 6.860% 06/15/2032	130,000	132,920
Chuo Mitsui Trust & Banking Co. Ltd. (The) VRN(c) 5.506% 04/15/2015	180,000	169,901
CoBank ACB FRN(c) 5.960% 06/15/2022	250,000	249,749
HSBK Europe BV(b) (c) 7.250% 05/03/2017	190,000	196,689
HSBK Europe BV(c) 7.750% 05/13/2013	100,000	102,000
Santander Issuances VRN(c) 6.220% 06/20/2016	200,000	200,869

	Principal Amount	Market Value
Unicredito Luxem Finance VRN(c) 5.584% 01/13/2017	$200,000	$199,253
US AgBank FCB VRN(c) 6.110% 07/10/2012	345,000	339,746
Wells Fargo & Co. 3.500% 04/04/2008	50,000	49,278
Zions Bancorp 5.500% 11/16/2015	245,000	235,473
		2,035,714
Computers — 0.0%
Electronic Data Systems Corp. 7.450% 10/15/2029	30,000	30,553
Diversified Financial — 1.7%
C10 Capital Ltd. VRN(c) 6.722% 12/31/2016	300,000	291,861
Capital One Financial Corp. 4.800% 02/21/2012	170,000	162,927
Countrywide Financial Corp. 5.800% 06/07/2012	75,000	74,472
Countrywide Financial Corp. 6.250% 05/15/2016	130,000	127,673
Ford Motor Credit Co. 8.625% 11/01/2010	250,000	253,921
GMAC LLC 6.625% 05/15/2012	150,000	144,852
Goldman Sachs Capital II VRN 5.793% 06/01/2012	100,000	97,594
Goldman Sachs Capital III FRN 6.130% 09/01/2012	70,000	69,966
Goldman Sachs Group, Inc. 5.250% 04/01/2013	200,000	194,794
Goldman Sachs Group, Inc. 5.350% 01/15/2016	375,000	357,897
International Lease Finance Corp. 4.750% 07/01/2009	125,000	123,341
JP Morgan Chase Capital XVIII 6.950% 08/17/2036	160,000	161,727
JP Morgan Chase Capital XX 6.550% 09/29/2036	30,000	28,891

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lehman Brothers Holdings Capital Trust VII VRN 5.857% 05/31/2012	$100,000	$97,956
Lehman Brothers Holdings Capital Trust VIII FRN 6.190% 05/31/2012	70,000	69,976
Lehman Brothers Holdings, Inc. 5.500% 04/04/2016	100,000	97,090
Lehman Brothers Holdings, Inc. 5.750% 04/25/2011	520,000	520,054
Mangrove Bay(c) 6.102% 07/15/2033	150,000	145,104
Merrill Lynch & Co., Inc. 6.110% 01/29/2037	305,000	286,189
MUFG Capital Finance 1 Ltd. VRN 6.346% 07/25/2016	125,000	122,822
PCCW Capital Ltd.(c) 8.000% 11/15/2011	160,000	172,992
Private Export Fund 5.000% 12/15/2016	250,000	241,697
Residential Capital Corp. 6.500% 04/17/2013	150,000	144,987
Residential Capital Corp. FRN 6.457% 04/17/2009	150,000	149,751
SLM Corp. 5.000% 04/15/2015	100,000	82,177
SMFG Preferred Capital VRN(c) 6.078% 01/25/2017	120,000	115,441
Swedish Export Credit ADR (Sweden) 5.125% 03/01/2017	120,000	116,874
Twin Reefs FRN(c) 6.320% 12/10/2009	200,000	200,528
		4,653,554
Electric — 0.4%
AES Corp. (The) 9.375% 09/15/2010	650,000	691,437
Appalachian Power Co. 5.550% 04/01/2011	75,000	74,668
Edison Mission Energy 7.500% 06/15/2013	50,000	49,500
Energy East Corp. 6.750% 07/15/2036	125,000	129,504
Pacific Gas & Electric 4.200% 03/01/2011	50,000	47,775
Taqa Abu Dhabi National(c) 5.875% 10/27/2016	100,000	97,820
		1,090,704

	Principal Amount	Market Value
Environmental Controls — 0.2%
Allied Waste North America, Inc. 6.125% 02/15/2014	$375,000	$352,500
Allied Waste North America, Inc. 9.250% 09/01/2012	300,000	314,625
		667,125
Foods — 0.2%
Albertson's, Inc. 7.250% 05/01/2013	525,000	534,998
Delhaize America, Inc.,(c) 6.500% 06/15/2017	25,000	25,099
		560,097
Health Care – Products — 0.0%
Boston Scientific 7.000% 11/15/2035	40,000	37,793
Health Care – Services — 0.1%
Tenet Healthcare Corp. 9.875% 07/01/2014	300,000	297,000
Holding Company – Diversified — 0.4%
Capmark Financial Group, Inc.(c) 5.875% 05/10/2012	50,000	49,345
Capmark Financial Group, Inc. FRN(c) 6.007% 05/10/2010	630,000	631,070
JSG Funding PLC 7.750% 04/01/2015	300,000	300,375
		980,790
Home Builders — 0.0%
Centex Corp. 5.250% 06/15/2015	55,000	49,215
Centex Corp. 6.500% 05/01/2016	20,000	19,233
MDC Holdings, Inc. 5.375% 07/01/2015	40,000	36,577
		105,025
Insurance — 0.6%
Ace Ina Holdings 6.700% 05/15/2036	70,000	71,072
Allstate Financial Global Funding(c) 4.250% 09/10/2008	680,000	669,741
AMBAC Financial Group, Inc. 6.150% 02/15/2037	125,000	112,033
Assured Guaranty US Holdings, Inc. VRN 6.400% 12/15/2016	35,000	34,284

	Principal Amount	Market Value
CNA Financial Corp. 7.250% 11/15/2023	$75,000	$77,177
Liberty Mutual Group, Inc.(c) 6.500% 03/15/2035	125,000	113,713
Liberty Mutual Group, Inc.(c) 7.500% 08/15/2036	25,000	25,354
Lincoln National Corp. 6.200% 12/15/2011	160,000	163,404
Monumental Global Funding III FRN(c) 5.556% 01/15/2014	170,000	170,468
North Front VRN(c) 5.810% 12/15/2024	250,000	241,576
		1,678,822
Lodging — 0.3%
Boyd Gaming Corp. 6.750% 04/15/2014	650,000	637,000
Wyndham Worldwide Corp. 6.000% 12/01/2016	80,000	77,158
		714,158
Machinery – Construction & Mining — 0.0%
Atlas Copco AB(c) 5.600% 05/22/2017	50,000	48,721
Manufacturing — 0.1%
General Electric Co. 5.000% 02/01/2013	125,000	121,192
Tyco International Group SA 6.875% 01/15/2029	45,000	51,939
Tyco International Group SA 7.000% 06/15/2028	25,000	29,113
		202,244
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.(c) 8.375% 04/30/2014	425,000	432,437
Comcast Corp. 5.875% 02/15/2018	60,000	58,111
Comcast Corp. 6.450% 03/15/2037	55,000	53,005
Comcast Corp. 6.500% 11/15/2035	100,000	96,935
Cox Communications, Inc. 7.750% 11/01/2010	50,000	53,174

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
News America, Inc. 6.400% 12/15/2035	$90,000	$85,708
Thomson Corp. 5.500% 08/15/2035	150,000	129,307
Time Warner Cable, Inc.(c) 6.550% 05/01/2037	30,000	28,995
Time Warner, Inc. 7.625% 04/15/2031	160,000	171,419
Viacom, Inc. 6.875% 04/30/2036	70,000	67,629
		1,176,720
Mining — 0.0%
Freeport-McMoran Copper & Gold, Inc. 6.875% 02/01/2014	35,000	35,394
Multi-National — 0.1%
Corp. Andina de Fomento 6.875% 03/15/2012	160,000	167,563
Oil & Gas — 0.3%
Anadarko Petroleum Corp. 6.450% 09/15/2036	160,000	153,892
Apache Corp. 6.000% 01/15/2037	50,000	47,678
Canadian Natural Resources Ltd. 5.700% 05/15/2017	125,000	120,921
Enterprise Products Operating LP 5.600% 10/15/2014	100,000	97,213
Enterprise Products Operating LP 6.875% 03/01/2033	100,000	101,748
Gaz Capital SA(c) 6.510% 03/07/2022	100,000	98,700
Petrobras International Finance Co. 6.125% 10/06/2016	60,000	58,800
XTO Energy, Inc. 6.100% 04/01/2036	125,000	117,285
		796,237
Packaging & Containers — 0.1%
Jefferson Smurfit Corp. 7.500% 06/01/2013	300,000	291,000
Pharmaceuticals — 0.0%
Cardinal Health, Inc.(c) 5.800% 10/15/2016	100,000	96,857
Hospira, Inc. 5.550% 03/30/2012	40,000	39,652
		136,509

	Principal Amount	Market Value
Pipelines — 0.4%
Gulfstream Natural Gas System LLC(c) 6.190% 11/01/2025	$250,000	$246,128
Kinder Morgan Energy Partners LP 5.125% 11/15/2014	65,000	61,307
Kinder Morgan Energy Partners LP 6.000% 02/01/2017	145,000	141,900
Kinder Morgan Energy Partners LP 6.500% 02/01/2037	60,000	57,715
Southern Natural Gas Co.(c) 5.900% 04/01/2017	160,000	154,755
The Williams Companies, Inc. 8.125% 03/15/2012	300,000	318,375
		980,180
Real Estate — 0.0%
Realogy Corp. FRN(c) 7.150% 10/15/2011	45,000	45,112
Real Estate Investment Trusts (REITS) — 0.2%
Brandywine Operating Partnership LP REIT 5.700% 05/01/2017	100,000	96,837
Developers Diversified Realty Corp. REIT 5.000% 05/03/2010	150,000	147,370
Kimco Realty Corp. REIT 4.820% 06/01/2014	50,000	47,129
Prologis REIT 5.250% 11/15/2010	170,000	168,158
Prologis REIT 5.625% 11/15/2015	50,000	48,919
Simon Property Group LP REIT 5.875% 03/01/2017	100,000	99,446
		607,859
Regional (State & Province) — 0.0%
New Brunswick Province ADR (Canada) 5.200% 02/21/2017	120,000	117,636
Retail — 0.2%
Costco Wholesale Corp. 5.300% 03/15/2012	300,000	297,754
CVS Corp.(c) 5.298% 01/11/2027	30,932	28,725
Federated Retail Holding 6.375% 03/15/2037	60,000	57,717

	Principal Amount	Market Value
Home Depot, Inc. FRN 5.485% 12/16/2009	$170,000	$169,736
		553,932
Savings & Loans — 0.3%
Independence Community Bank Corp. 4.900% 09/23/2010	170,000	166,332
Washington Mutual Preferred Funding II 6.665% 03/15/2049	500,000	477,317
Washington Mutual, Inc. 5.250% 09/15/2017	75,000	69,614
		713,263
Telecommunications — 0.7%
Cisco Systems, Inc. 5.250% 02/22/2011	50,000	49,700
Dobson Cellular Systems 9.875% 11/01/2012	150,000	161,625
Intelsat Subsidiary Holding Co. Ltd. 8.250% 01/15/2013	75,000	76,125
New Cingular Wireless Services, Inc. 8.750% 03/01/2031	25,000	31,165
Nextel Communications, Inc. 6.875% 10/31/2013	105,000	104,216
Qwest Capital Funding, Inc.(b) 7.250% 02/15/2011	150,000	149,250
Qwest Communications International, Inc. 7.250% 02/15/2011	275,000	277,062
SBC Communications, Inc. 5.625% 06/15/2016	50,000	48,867
Sprint Capital 8.750% 03/15/2032	70,000	78,619
Telecom Italia Capital SA ADR (Italy) 7.200% 07/18/2036	55,000	56,543
US Unwired, Inc. 10.000% 06/15/2012	320,000	346,515
Valor Telecommunications Enterprises LLC/Finance Corp. 7.750% 02/15/2015	150,000	157,803
Verizon Communications, Inc. 5.500% 04/01/2017	270,000	260,220
		1,797,710
TOTAL CORPORATE DEBT (Cost $21,931,064)		21,822,082

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Collateralized Mortgage Obligations — 3.2%
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 2A1 5.250% 06/25/2020	$116,171	$112,291
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1A9 5.750% 03/25/2037	244,588	242,106
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1 5.900% 03/25/2047	172,759	171,679
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-HYB5, Class 3A1B VRN 5.943% 09/20/2036	40,288	40,171
CS First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1 5.000% 09/25/2018	95,213	91,322
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3 4.499% 11/15/2037	180,000	171,991
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1 5.000% 08/25/2020	47,267	45,360
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A3 4.813% 02/15/2038	125,000	120,564
CSAB Mortgage Backed Trust, Series 2006-2, Class A6A
5.720% 09/25/2036	350,000	338,078
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A1 5.988% 04/15/2034	38,306	38,263

	Principal Amount	Market Value
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2 6.465% 04/15/2034	$250,000	$256,068
GMAC Mortgage Corp. Loan Trust, Series 2007-HE2, Class A3 3.193% 07/25/2037	250,000	249,875
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.112% 01/11/2017	789,752	769,470
Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 2A1 VRN 5.996% 02/25/2036	808,754	803,351
Indymac Index Mortgage Loan Trust, Series 2006-AR5, Class 2A1 VRN 5.862% 05/25/2036	93,098	92,076
J.P.Morgan Alternative Loan Trust, Series 2006-S3, Class A6 6.120% 08/25/2036	375,000	371,710
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462% 03/15/2031	600,000	618,682
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1 4.750% 06/25/2019	282,723	268,728
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A2 5.202% 01/12/2044	125,000	123,474
Residential Asset Securitization Trust, Series 2004-A6, Class A1 5.000% 08/25/2019	604,758	580,276
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A1F 8.470% 04/25/2037	47,921	48,580

	Principal Amount	Market Value
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY5, Class 3A1 5.831% 05/25/2037	$783,025	$774,430
Washington Mutual, Inc., Series 2003-S2, Class A1 5.000% 05/25/2018	288,276	276,533
Washington Mutual, Inc., Series 2003-S6, Class 2A3 4.750% 07/25/2018	208,779	198,494
Washington Mutual, Inc., Series 2003-S7, Class A1 4.500% 08/25/2018	74,029	69,736
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1 FRN 5.666% 10/25/2036	778,819	770,587
Wells Fargo Mortgage Backed Securities Trust, Series 2003-16, Class 2A1 4.500% 12/25/2018	69,226	65,215
Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 2A1 5.250% 04/25/2033	104,700	102,579
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1, Class A3 5.000% 03/25/2021	942,693	904,887
		8,716,576
Commercial MBS — 0.2%
American Tower Trust, Series 2007-1A, Class AFX(c) 5.420% 04/15/2037	75,000	73,583
American Tower Trust, Series 2007-1A, Class B(c) 5.537% 04/15/2037	50,000	48,844
American Tower Trust, Series 2007-1A, Class D(c) 5.957% 04/15/2037	400,000	383,357
		505,784
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,318,206)		9,222,360

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SOVEREIGN DEBT OBLIGATIONS — 2.0%
Bundesrepub Deutschland EUR(d) 4.250% 07/04/2014	$510,000	$674,986
Bundesrepub Deutschland EUR(d) 4.500% 07/04/2009	350,000	472,119
Bundesrepub Deutschland EUR(d) 6.250% 01/04/2030	100,000	162,749
Canadian Government CAD(d) 4.500% 06/01/2015	70,000	66,217
France Government Bond EUR(d) 4.750% 04/25/2035	50,000	67,408
Japanese Government Bond JPY(d) 0.500% 06/20/2013	90,000,000	685,037
Queensland Treasury Corp. AUD(d) 6.000% 10/14/2015	70,000	57,221
Republic of Argentina 5.830% 12/31/2033	438,421	195,097
Republic of Argentina ARS(d) 5.830% 12/31/2033	485,256	216,175
Republic of Argentina VRN 0.000% 05/31/2012	72,000	10,512
Republic of Argentina VRN 0.000% 12/15/2035	1,476,820	57,744
Republic of Brazil BRL(d) 10.250% 01/10/2028	425,000	248,706
Republic of Colombia 7.375% 09/18/2037	300,000	333,000
Republic of Colombia 10.000% 01/23/2012	100,000	115,250
Republic of Colombia COP(d) 9.850% 06/28/2027	130,000,000	69,382
Republic of Colombia COP(d) 12.000% 10/22/2015	315,000,000	185,769
Republic of Egypt 4.450% 09/15/2015	375,000	351,626
Republic of Hungary HUF(d) 6.000% 10/12/2011	13,500,000	71,819
Republic of Indonesia IDR(d) 10.250% 07/15/2027	868,000,000	100,676

	Principal Amount	Market Value
Republic of Poland PLN(d) 5.000% 10/24/2013	$200,000	$69,504
Republic of Turkey TRY(d) 0.000% 07/16/2008	640,000	407,654
Republic of Turkey TRY(d) 10.000% 02/15/2012	175,000	147,290
Republic of Uruguay 3.700% 06/26/2037	595,000	24,434
Republic of Uruguay 4.250% 04/05/2027	480,000	21,924
Sweden Government Bond SEK(d) 6.750% 05/05/2014	1,060,000	174,769
United Kingdom Treasury GBP(d) 5.000% 09/07/2014	120,000	231,836
United Kingdom Treasury GBP(d) 6.000% 12/07/2028	60,000	134,806
United Mexican States MXN(d) 10.000% 12/05/2024	1,010,000	114,099
		5,467,809
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,257,896)		5,467,809
U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.3%
Federal Home Loan Bank — 0.7%
Federal Home Loan Bank 3.250% 12/17/2007	385,000	381,480
Federal Home Loan Bank 4.625% 11/21/2008	325,000	322,171
Federal Home Loan Bank 5.125% 08/14/2013	200,000	197,338
Federal Home Loan Bank 5.625% 06/13/2016	490,000	488,829
Federal Home Loan Bank 5.750% 06/27/2016	525,000	528,515
		1,918,333
Farmer Mac — 0.1%
Farmer Mac(c) 5.500% 07/15/2011	250,000	250,488
Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 3233, Class PA 6.000% 10/15/2036	118,727	118,910

	Principal Amount	Market Value
FHLMC, Series 3312, Class PA 5.500% 05/15/2037	$124,660	$121,595
FNMA, Series 2007-33, Class HE 5.500% 04/25/2037	173,129	169,390
FNMA, Series 2007-40, Class PT 5.500% 05/25/2037	347,801	338,851
Total Collateralized Mortgage Obligations		748,746
Pass-Through Securities — 11.2%
FHLMC
5.250% 07/18/2011- 04/18/2016	1,865,000	1,857,678
FHLMC 6.405% 02/01/2037	166,152	167,694
FNMA 4.750% 08/03/2007	220,000	219,918
FNMA 5.000% 12/01/2020	435,633	421,424
FNMA 5.250% 08/01/2012	1,925,000	1,903,801
FNMA
5.500% 06/01/2021- 05/01/2037	14,707,760	14,201,697
FNMA
6.000% 04/01/2026- 03/01/2037	8,681,230	8,601,079
FNMA 6.250% 05/15/2029	150,000	161,886
FNMA 6.500% 07/01/2035	2,280,467	2,319,485
FNMA 7.000% 03/01/2037	489,399	499,921
FNMA TBA(e) 6.500% 07/25/2037	600,000	603,469
Total Pass-Through Securities		30,958,052
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,158,715)		33,875,619
U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Government Agencies
U.S. Treasury Bond(b) 4.500% 02/15/2036	1,035,000	937,322
U.S. Treasury Bond(b) 4.750% 02/15/2037	90,000	84,867
U.S. Treasury Bond 5.250% 02/15/2029	175,000	176,313
U.S. Treasury Bond 6.500% 11/15/2026	180,000	208,041

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bond 7.875% 02/15/2021	$125,000	$157,344
U.S. Treasury Bond(b) 8.875% 08/15/2017	750,000	971,836
U.S. Treasury Note 3.625% 07/15/2009	785,000	765,743
U.S. Treasury Note 3.625% 06/15/2010	680,000	656,678
U.S. Treasury Note 3.625% 05/15/2013	550,000	514,078
U.S. Treasury Note 3.875% 02/15/2013	110,000	104,466
U.S. Treasury Note 4.875% 04/30/2011	1,795,000	1,792,195
U.S. Treasury Note 5.625% 05/15/2008	25,000	25,125
		6,394,008
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,489,813)		6,394,008
TOTAL BONDS & NOTES (Cost $81,660,199)		81,265,353
TOTAL LONG TERM INVESTMENTS (Cost $254,635,143)		268,709,052
SHORT-TERM INVESTMENTS — 11.0%
Cash Equivalents — 7.2%(g)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	256,629	256,629
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	641,573	641,573
American Beacon Money Market Fund(f)	719,816	719,816
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	481,180	481,180
Bank of America 5.270% 07/06/2007	641,573	641,573
Bank of America 5.270% 07/16/2007	128,315	128,315
Bank of America 5.270% 08/17/2007	160,393	160,393
Bank of America 5.300% 09/17/2007	320,787	320,787
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	641,573	641,573

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	$160,393	$160,393
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	128,315	128,315
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	96,236	96,236
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	609,495	609,495
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	352,865	352,865
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	641,573	641,573
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	128,315	128,315
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	320,787	320,787
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	96,236	96,236
BGI Institutional Money Market Fund(f)	417,023	417,023
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	962,361	962,361
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	320,787	320,787
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	962,360	962,360
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	641,573	641,573
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	641,573	641,573
Dreyfus Institutional Cash Advantage Money Market Fund(f)	192,472	192,472
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	47,583	47,583
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	160,393	160,393

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	$160,393	$160,393
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	224,551	224,551
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	160,393	160,393
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	128,315	128,315
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	320,787	320,787
Freddie Mac Discount Note 5.155% 07/16/2007	60,574	60,574
Freddie Mac Discount Note 5.185% 07/09/2007	31,623	31,623
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	288,708	288,708
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	320,787	320,787
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	320,127	320,127
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	481,180	481,180
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	641,573	641,573
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	962,360	962,360
Reserve Primary Money Market Fund(f)	636,915	636,915
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	641,573	641,573
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	160,393	160,393
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	641,573	641,573
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	96,236	96,236

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	$107,769	$107,769
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	449,101	449,101
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	641,573	641,573
Vanguard Prime Money Market Fund(f)	320,787	320,787
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	173,225	173,225
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	641,573	641,573
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	320,787	320,787
		19,805,055
Repurchase Agreements — 3.6%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(h)	9,928,576	9,928,576
U.S. Government Agencies — 0.2%
Federal Home Loan Bank 5.160% 03/12/2008	555,000	554,903
TOTAL SHORT-TERM INVESTMENTS (Cost $30,288,534)		30,288,534
TOTAL INVESTMENTS — 108.6% (Cost $284,923,677)(i)		298,997,586
Other Assets/ (Liabilities) — (8.6%)		(23,731,681)
NET ASSETS — 100.0%		$275,265,905

Notes to Portfolio of Investments

ADR - American Depository Receipt

ARS - Argentine Peso

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

EUR - Euro

FRN - Floating Rate Note

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

MXN - Mexican Peso

PLN - Polish Zloty

SEK - Swedish Kronor

TRY - New Turkish Lira

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to a value of $9,040,150 or 3.3% of net assets.

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(f)  Amount represents shares owned of the fund.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  Maturity value of $9,931,472. Collateralized by a U.S. Government Obligation with a rate of 4.574%, maturity date of 10/01/2034, and an aggregate market value, including accrued interest, of $10,425,005.

(i)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 94.6%
COMMON STOCK — 94.6%
Aerospace & Defense — 0.6%
Raytheon Co.	40,400	$2,177,156
Agriculture — 0.7%
Archer-Daniels-Midland Co.	28,400	939,756
UST, Inc.	27,800	1,493,138
		2,432,894
Airlines — 0.3%
Southwest Airlines Co.	67,800	1,010,898
Auto Manufacturers — 0.3%
Ford Motor Co.(a)	103,900	978,738
Automotive & Parts — 0.5%
Genuine Parts Co.	35,700	1,770,720
Banks — 5.5%
Capital One Financial Corp.	6,800	533,392
Fifth Third Bancorp	83,800	3,332,726
Mellon Financial Corp.	84,500	3,718,000
National City Corp.(a)	46,900	1,562,708
Royal Bank of Scotland Group PLC	26,300	331,899
State Street Corp.	37,100	2,537,640
SunTrust Banks, Inc.	29,500	2,529,330
U.S. Bancorp(a)	108,600	3,578,370
Wells Fargo & Co.	33,600	1,181,712
		19,305,777
Beverages — 2.3%
Anheuser-Busch Cos., Inc.	68,300	3,562,528
Brown-Forman Corp. Cl. B	13,100	957,348
The Coca-Cola Co.	64,700	3,384,457
		7,904,333
Biotechnology — 0.9%
Amgen, Inc.(b)	54,700	3,024,363
Building Materials — 1.0%
Masco Corp.	98,800	2,812,836
USG Corp.(a) (b)	13,100	642,424
		3,455,260
Chemicals — 1.7%
Chemtura Corp.	7,600	84,436
Du Pont (E.I.) de Nemours & Co.	63,500	3,228,340
International Flavors & Fragrances, Inc.	53,600	2,794,704
		6,107,480

	Number of Shares	Market Value
Commercial Services — 0.7%
Block (H&R), Inc.(a)	104,400	$2,439,828
Computers — 1.7%
Computer Sciences Corp.(b)	25,100	1,484,665
Dell, Inc.(b)	111,300	3,177,615
International Business Machines Corp.	13,300	1,399,825
		6,062,105
Cosmetics & Personal Care — 2.5%
Avon Products, Inc.	69,600	2,557,800
Colgate-Palmolive Co.	61,500	3,988,275
The Procter & Gamble Co.	34,100	2,086,579
		8,632,654
Diversified Financial — 5.4%
The Charles Schwab Corp.	152,500	3,129,300
Citigroup, Inc.	70,200	3,600,558
Countrywide Financial Corp.(a)	34,900	1,268,615
Fannie Mae	26,200	1,711,646
JP Morgan Chase & Co.	159,300	7,718,085
Legg Mason, Inc.	13,500	1,328,130
		18,756,334
Electric — 3.8%
Ameren Corp.	10,100	495,001
Duke Energy Corp.	99,400	1,819,020
Entergy Corp.	30,700	3,295,645
FirstEnergy Corp.	31,500	2,038,995
Pinnacle West Capital Corp.	24,700	984,295
Progress Energy, Inc.	45,900	2,092,581
Teco Energy, Inc.(a)	34,900	599,582
Xcel Energy, Inc.(a)	85,200	1,744,044
		13,069,163
Environmental Controls — 0.6%
Waste Management, Inc.	53,600	2,093,080
Foods — 2.7%
Campbell Soup Co.	38,700	1,501,947
General Mills, Inc.	46,900	2,739,898
The Hershey Co.	13,300	673,246
Kraft Foods, Inc. Cl. A	62,700	2,210,175
McCormick & Co., Inc.	33,300	1,271,394
Sysco Corp.	27,000	890,730
		9,287,390
Forest Products & Paper — 2.0%
International Paper Co.	132,200	5,162,410
MeadWestvaco Corp.	53,400	1,886,088
		7,048,498

	Number of Shares	Market Value
Gas — 0.8%
NiSource, Inc.	136,900	$2,835,199
Health Care – Products — 2.0%
Baxter International, Inc.	40,100	2,259,234
Boston Scientific Corp.(b)	72,200	1,107,548
Johnson & Johnson	58,300	3,592,446
		6,959,228
Home Builders — 0.3%
D.R. Horton, Inc.	55,300	1,102,129
Home Furnishing — 0.6%
Sony Corp. JPY	39,600	2,030,255
Household Products — 2.1%
Avery Dennison Corp.	39,700	2,639,256
Fortune Brands, Inc.(a)	32,900	2,709,973
Kimberly-Clark Corp.	28,800	1,926,432
		7,275,661
Housewares — 0.8%
Newell Rubbermaid, Inc.	99,200	2,919,456
Insurance — 6.0%
American International Group, Inc.	58,000	4,061,740
Chubb Corp.	25,000	1,353,500
Genworth Financial, Inc. Cl. A	23,700	815,280
Lincoln National Corp.	43,400	3,079,230
Marsh & McLennan Cos., Inc.(a)	157,500	4,863,600
Progressive Corp.	73,600	1,761,248
St. Paul Travelers Companies	51,600	2,760,600
Unum Group	78,300	2,044,413
		20,739,611
Internet — 0.7%
Yahoo!, Inc.(b)	89,900	2,438,987
Manufacturing — 8.1%
3M Co.	57,000	4,947,030
Cooper Industries Ltd. Cl. A	29,800	1,701,282
Eastman Kodak Co.(a)	87,100	2,423,993
General Electric Co.	271,100	10,377,708
Honeywell International, Inc.	51,100	2,875,908
Illinois Tool Works, Inc.	46,300	2,508,997
Ingersoll-Rand Co. Ltd. Cl. A	33,600	1,841,952
Pall Corp.	28,800	1,324,512
		28,001,382

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Media — 6.4%
CBS Corp. Cl. B	76,400	$2,545,648
Citadel Broadcasting Corp.(a)	6,435	41,506
Dow Jones & Co., Inc.(a)	58,900	3,383,805
Gannett Co., Inc.	50,600	2,780,470
New York Times Co. Cl. A(a)	113,900	2,893,060
Time Warner, Inc.	199,000	4,186,960
Tribune Co.	51,000	1,499,400
Viacom, Inc. Cl. B(b)	52,100	2,168,923
The Walt Disney Co.	83,800	2,860,932
		22,360,704
Mining — 1.5%
Alcoa, Inc.	58,300	2,362,899
Vulcan Materials Co.(a)	23,700	2,714,598
		5,077,497
Oil & Gas — 9.4%
Anadarko Petroleum Corp.	49,600	2,578,704
BP PLC, Sponsored ADR (United Kingdom)	37,100	2,676,394
Chevron Corp.	83,300	7,017,192
Exxon Mobil Corp.	81,900	6,869,772
Hess Corp.	65,800	3,879,568
Murphy Oil Corp.	45,400	2,698,576
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)(a)	67,000	5,440,400
Statoil ASA, NOK	7,100	219,349
Statoil ASA, Sponsored ADR (Norway)	37,900	1,175,279
		32,555,234
Oil & Gas Services — 1.3%
BJ Services Co.	53,900	1,532,916
Schlumberger Ltd.	34,500	2,930,430
		4,463,346
Pharmaceuticals — 6.4%
Abbott Laboratories	39,800	2,131,290
Bristol-Myers Squibb Co.	97,000	3,061,320
Eli Lilly & Co.	78,000	4,358,640
Merck & Co., Inc.	103,600	5,159,280
Pfizer, Inc.	149,100	3,812,487
Wyeth	63,600	3,646,824
		22,169,841
Pipelines — 0.4%
Spectra Energy Corp.	49,850	1,294,106
Retail — 2.5%
Bed Bath & Beyond, Inc.(b)	57,300	2,062,227

	Number of Shares	Market Value
The Gap, Inc.	41,700	$796,470
The Home Depot, Inc.	75,500	2,970,925
Wal-Mart Stores, Inc.	63,400	3,050,174
		8,879,796
Semiconductors — 1.6%
Analog Devices, Inc.	70,400	2,649,856
Applied Materials, Inc.	68,500	1,361,095
Intel Corp.	69,300	1,646,568
		5,657,519
Software — 1.6%
Microsoft Corp.	189,100	5,572,777
Telecommunications — 6.7%
Alltel Corp.	34,300	2,316,965
AT&T, Inc.	159,900	6,635,850
Motorola, Inc.	93,100	1,647,870
Nokia Oyj Sponsored ADR (Finland)	105,000	2,951,550
Qwest Communications International, Inc.(a) (b)	333,800	3,237,860
Sprint Nextel Corp.	127,300	2,636,383
Verizon Communications, Inc.	75,400	3,104,218
Windstream Corp.	41,384	610,828
		23,141,524
Toys, Games & Hobbies — 0.7%
Mattel, Inc.	96,000	2,427,840
Transportation — 1.5%
Norfolk Southern Corp.	13,400	704,437
Union Pacific Corp.	30,200	3,477,530
United Parcel Service, Inc. Cl. B	14,000	1,022,000
		5,203,967
TOTAL COMMON STOCK (Cost $289,858,181)		328,662,730
TOTAL EQUITIES (Cost $289,858,181)		328,662,730
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Auto Manufacturers
Ford Motor Co. 4.250% 12/15/2036	$366,000	458,415
TOTAL CORPORATE DEBT (Cost $366,000)		458,415
TOTAL BONDS & NOTES (Cost $366,000)		458,415

	Number of Shares	Market Value
MUTUAL FUND — 1.2%
Financial Services
Government Reserve Investment Fund	4,000,000	$4,000,000
TOTAL MUTUAL FUND (Cost $4,000,000)		4,000,000
TOTAL LONG TERM INVESTMENTS (Cost $294,224,181)		333,121,145
	Principal Amount
SHORT-TERM INVESTMENTS — 14.2%
Cash Equivalents — 10.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$457,031	457,031
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,142,579	1,142,579
American Beacon Money Market Fund(c)	1,281,920	1,281,920
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	856,933	856,933
Bank of America 5.270% 07/06/2007	1,142,578	1,142,578
Bank of America 5.270% 07/16/2007	228,516	228,516
Bank of America 5.270% 08/17/2007	285,644	285,644
Bank of America 5.300% 09/17/2007	571,289	571,289
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	1,142,578	1,142,578
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	285,644	285,644
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	228,516	228,516
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	171,387	171,387
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,085,449	1,085,449
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	628,418	628,418

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	$1,142,578	$1,142,578
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	228,516	228,516
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	571,289	571,289
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	171,387	171,387
BGI Institutional Money Market Fund(c)	742,676	742,676
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,713,867	1,713,867
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	571,289	571,289
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,713,867	1,713,867
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,142,578	1,142,578
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,142,578	1,142,578
Dreyfus Institutional Cash Advantage Money Market Fund(c)	342,773	342,773
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	84,741	84,741
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	285,644	285,644
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	285,644	285,644
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	399,902	399,902
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	285,644	285,644
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	228,516	228,516

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	$571,289	$571,289
Freddie Mac Discount Note 5.155% 07/16/2007	107,877	107,877
Freddie Mac Discount Note 5.185% 07/09/2007	56,318	56,318
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	514,160	514,160
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	571,289	571,289
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	570,114	570,114
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	856,933	856,933
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,142,578	1,142,578
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,713,867	1,713,867
Reserve Primary Money Market Fund(c)	1,134,281	1,134,281
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,142,578	1,142,578
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	285,644	285,644
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	1,142,578	1,142,578
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	171,387	171,387
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	191,925	191,925
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	799,805	799,805
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,142,578	1,142,578
Vanguard Prime Money Market Fund(c)	571,289	571,289

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	$308,496	$308,496
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,142,577	1,142,577
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	571,289	571,289
		35,270,823
Repurchase Agreements — 4.1%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	14,183,527	14,183,527
TOTAL SHORT-TERM INVESTMENTS (Cost $49,454,350)		49,454,350
TOTAL INVESTMENTS — 110.1% (Cost $343,678,531)(f)		382,575,495
Other Assets/ (Liabilities) — (10.1%)		(35,145,658)
NET ASSETS — 100.0%		$347,429,837

Notes to Portfolio of Investments

ADR - American Depository Receipt

JPY - Japanese Yen

NOK - Norwegian Krone

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,187,664. Collateralized by a U.S. Government Agency Obligation with a rate of 4.064%, maturity date of 4/01/2034, and an aggregate market value, including accrued interest, of $14,892,704.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Aerospace & Defense — 2.4%
Lockheed Martin Corp.	7,022	$660,981
Northrop Grumman Corp.	42,223	3,287,905
Raytheon Co.	4,235	228,224
		4,177,110
Agriculture — 0.2%
Altria Group, Inc.	3,864	271,021
Reynolds American, Inc.(a)	2,390	155,828
		426,849
Airlines — 0.1%
Southwest Airlines Co.	15,378	229,286
Automotive & Parts — 1.9%
ArvinMeritor, Inc.(a)	49,549	1,099,988
Magna International, Inc. Cl. A(a)	24,468	2,226,343
		3,326,331
Banks — 3.9%
Bank of America Corp.	118,217	5,779,629
Comerica, Inc.	13,182	783,934
Corus Bankshares, Inc.(a)	19,046	328,734
		6,892,297
Beverages — 0.7%
Coca-Cola Enterprises, Inc.(a)	9,446	226,704
Molson Coors Brewing Co. Cl. B	9,944	919,422
The Pepsi Bottling Group, Inc.	4,378	147,451
		1,293,577
Biotechnology — 1.4%
Amgen, Inc.(b)	44,280	2,448,241
Chemicals — 2.1%
Celanese Corp. Cl. A	34,106	1,322,631
Lyondell Chemical Co.	62,423	2,317,142
		3,639,773
Commercial Services — 3.2%
Accenture Ltd. Cl. A	50,032	2,145,872
Healthspring, Inc.(b)	12,393	236,211
Labor Ready, Inc.(b)	7,200	166,392
McKesson Corp.	39,142	2,334,429
Rent-A-Center, Inc.(b)	12,180	319,481
Sotheby's	5,240	241,145
Watson Wyatt Worldwide, Inc. Cl. A	4,168	210,401
		5,653,931

	Number of Shares	Market Value
Computers — 6.7%
Computer Sciences Corp.(b)	32,606	$1,928,645
Electronic Data Systems Corp.	28,502	790,360
Hewlett-Packard Co.	91,394	4,078,000
International Business Machines Corp.	45,823	4,822,871
Lexmark International, Inc. Cl. A(b)	3,577	176,382
Western Digital Corp.(b)	5,229	101,181
		11,897,439
Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	8,969	548,813
Diversified Financial — 11.6%
AmeriCredit Corp.(a) (b)	10,025	266,164
Blackstone Group (The), LP(a) (b)	7,766	227,311
Citigroup, Inc.	126,776	6,502,341
Countrywide Financial Corp.(a)	40,245	1,462,906
The Goldman Sachs Group, Inc.	17,150	3,717,262
IndyMac Bancorp, Inc.(a)	22,421	654,021
Lehman Brothers Holdings, Inc.	18,522	1,380,259
Merrill Lynch & Co., Inc.	28,374	2,371,499
Morgan Stanley	46,962	3,939,173
Thornburg Mortgage, Inc.(a)	1,576	41,260
		20,562,196
Electric — 1.2%
Edison International	10,172	570,853
Progress Energy, Inc.	4,877	222,342
TXU Corp.	19,976	1,344,385
		2,137,580
Electronics — 2.8%
Applera Corp.-Applied Biosystems Group	45,719	1,396,258
Arrow Electronics, Inc.(b)	12,652	486,216
Avnet, Inc.(b)	44,663	1,770,441
NAM TAI Electronics, Inc.	18,729	223,250
Vishay Intertechnology, Inc.(b)	71,982	1,138,755
		5,014,920
Foods — 1.5%
ConAgra Foods, Inc.	4,317	115,955
General Mills, Inc.	24,295	1,419,314
Kraft Foods, Inc. Cl. A	2,673	94,223
The Kroger Co.	9,170	257,952
Seaboard Corp.(a)	260	609,700

	Number of Shares	Market Value
SuperValu, Inc.	4,109	$190,329
		2,687,473
Forest Products & Paper — 0.2%
Building Materials Holding Corp.(a)	24,319	345,087
Gas — 0.4%
Nicor, Inc.(a)	16,023	687,707
Hand & Machine Tools — 0.1%
The Black & Decker Corp.	2,025	178,828
Health Care – Products — 2.4%
Becton, Dickinson & Co.	21,837	1,626,856
Johnson & Johnson	39,355	2,425,055
West Pharmaceutical Services, Inc.	3,858	181,905
		4,233,816
Health Care – Services — 3.1%
Aetna, Inc.	24,912	1,230,653
AMERIGROUP Corp.(b)	12,636	300,737
Apria Healthcare Group, Inc.(a) (b)	14,168	407,613
Humana, Inc.(b)	33,641	2,049,073
WellCare Health Plans, Inc.(a) (b)	14,907	1,349,233
WellPoint, Inc.(b)	677	54,045
		5,391,354
Home Builders — 1.4%
KB Home(a)	17,008	669,605
NVR, Inc.(a) (b)	2,752	1,870,672
		2,540,277
Household Products — 2.5%
Blyth, Inc.	5,481	145,685
Kimberly-Clark Corp.	43,896	2,936,203
Tupperware Brands Corp.	44,412	1,276,401
		4,358,289
Housewares — 0.4%
Newell Rubbermaid, Inc.	23,043	678,155
Insurance — 5.6%
ACE Ltd.	48,816	3,051,976
American Financial Group, Inc.	12,449	425,133
American International Group, Inc.	4,933	345,458
Arch Capital Group Ltd.(b)	15,065	1,092,815
Aspen Insurance Holdings Ltd.(a)	33,683	945,482

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Axis Capital Holdings Ltd.	18,361	$746,375
Endurance Specialty Holdings Ltd.	39,890	1,597,196
Odyssey Re Holdings Corp.	6,858	294,140
PartnerRe Ltd.(a)	11,466	888,615
XL Capital Ltd. Cl. A	5,438	458,369
		9,845,559
Internet — 0.6%
United Online, Inc.	59,450	980,330
Iron & Steel — 1.0%
United States Steel Corp.	16,335	1,776,431
Lodging — 0.0%
Wyndham Worldwide Corp.(b)	1,775	64,361
Machinery – Diversified — 0.7%
Cummins, Inc.	12,326	1,247,514
Manufacturing — 2.1%
Eastman Kodak Co.(a)	12,804	356,335
General Electric Co.	63,154	2,417,535
Tyco International Ltd.	29,565	999,001
		3,772,871
Media — 1.8%
CBS Corp. Cl. B	38,494	1,282,620
Idearc, Inc.	6,626	234,097
Sinclair Broadcast Group, Inc. Cl. A	4,796	68,199
The Walt Disney Co.	47,359	1,616,836
		3,201,752
Mining — 0.3%
Freeport-McMoran Copper & Gold, Inc.	7,341	607,982
Office Equipment/Supplies — 0.6%
Xerox Corp.(b)	57,835	1,068,791
Oil & Gas — 14.2%
Chevron Corp.	61,870	5,211,929
ConocoPhillips	47,780	3,750,730
EnCana Corp.(a)	17,177	1,055,527
Exxon Mobil Corp.	108,445	9,096,367
Grey Wolf, Inc.(a) (b)	52,224	430,326
Marathon Oil Corp.	27,760	1,664,490
Occidental Petroleum Corp.	21,585	1,249,340
Tesoro Corp.	8,284	473,431
Valero Energy Corp.	29,475	2,177,023
		25,109,163
Packaging & Containers — 0.5%
Sonoco Products Co.	20,566	880,430
Pharmaceuticals — 4.7%
AmerisourceBergen Corp.	3,534	174,827

	Number of Shares	Market Value
Biovail Corp.(a)	69,796	$1,774,214
King Pharmaceuticals, Inc.(b)	43,805	896,250
Merck & Co., Inc.	12,983	646,553
Pfizer, Inc.	172,235	4,404,049
ViroPharma, Inc.(b)	27,381	377,858
		8,273,751
Real Estate Investment Trusts (REITS) — 1.2%
iStar Financial, Inc.	35,078	1,555,008
KKR Financial Holdings LLC	23,612	588,175
		2,143,183
Retail — 2.8%
American Eagle Outfitters, Inc.	2,516	64,561
Big Lots, Inc.(a) (b)	16,767	493,285
Brown Shoe Co., Inc.	15,862	385,764
Darden Restaurants, Inc.	13,325	586,167
McDonald's Corp.	27,581	1,400,012
RadioShack Corp.(a)	58,384	1,934,846
		4,864,635
Savings & Loans — 2.1%
Washington Mutual, Inc.	87,271	3,721,235
Semiconductors — 1.9%
Amkor Technology, Inc.(a) (b)	81,800	1,288,350
Applied Materials, Inc.	48,840	970,451
Intel Corp.	2,044	48,565
Lam Research Corp.(b)	19,752	1,015,253
Novellus Systems, Inc.(b)	1,153	32,711
		3,355,330
Software — 2.1%
Acxiom Corp.	16,867	446,132
Microsoft Corp.	103,358	3,045,960
Sybase, Inc.(b)	6,750	161,257
		3,653,349
Telecommunications — 3.6%
AT&T, Inc.	54,447	2,259,551
Cisco Systems, Inc.(b)	11,209	312,171
Embarq Corp.	1,235	78,262
Verizon Communications, Inc.	86,907	3,577,961
Windstream Corp.	4,050	59,778
		6,287,723
Toys, Games & Hobbies — 1.4%
Hasbro, Inc.	55,295	1,736,816
Mattel, Inc.	32,494	821,773
		2,558,589
Transportation — 2.2%
Burlington Northern Santa Fe Corp.	6,958	592,404
CSX Corp.	7,158	322,683

	Number of Shares	Market Value
FedEx Corp.	4,743	$526,331
Norfolk Southern Corp.	7,257	381,500
Union Pacific Corp.	4,736	545,350
United Parcel Service, Inc. Cl. B	19,815	1,446,495
		3,814,763
TOTAL EQUITIES (Cost $153,144,317)		176,577,071
	Principal Amount
SHORT-TERM INVESTMENTS — 11.5%
Cash Equivalents — 11.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$260,897	260,897
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	652,248	652,248
American Beacon Money Market Fund(c)	731,792	731,792
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	489,186	489,186
Bank of America 5.270% 07/06/2007	652,248	652,248
Bank of America 5.270% 07/16/2007	130,450	130,450
Bank of America 5.270% 08/17/2007	163,062	163,062
Bank of America 5.300% 09/17/2007	326,124	326,124
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	652,248	652,248
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	163,062	163,062
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	130,450	130,450
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	97,837	97,837
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	619,636	619,636
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	358,736	358,736
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	652,248	652,248

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	$130,450	$130,450
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	326,124	326,124
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	97,837	97,837
BGI Institutional Money Market Fund(c)	423,961	423,961
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	978,372	978,372
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	326,124	326,124
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	978,372	978,372
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	652,248	652,248
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	652,248	652,248
Dreyfus Institutional Cash Advantage Money Market Fund(c)	195,674	195,674
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	48,375	48,375
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	163,062	163,062
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	163,062	163,062
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	228,287	228,287
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	163,062	163,062
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	130,450	130,450
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	326,124	326,124
Freddie Mac Discount Note 5.155% 07/16/2007	61,582	61,582

	Principal Amount	Market Value
Freddie Mac Discount Note 5.185% 07/09/2007	$32,150	$32,150
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	293,512	293,512
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	326,124	326,124
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	325,453	325,453
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	489,186	489,186
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	652,248	652,248
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	978,372	978,372
Reserve Primary Money Market Fund(c)	647,512	647,512
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	652,248	652,248
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	163,062	163,062
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	652,248	652,248
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	97,837	97,837
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	109,562	109,562
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	456,574	456,574
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	652,248	652,248
Vanguard Prime Money Market Fund(c)	326,124	326,124
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	176,107	176,107
Wells Fargo
Eurodollar Time Deposit 5.280% 07/11/2007	652,248	652,248

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	$326,124	$326,124
		20,134,577
Repurchase Agreements — 0.1%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	197,062	197,062
TOTAL SHORT-TERM INVESTMENTS (Cost $20,331,639)		20,331,639
TOTAL INVESTMENTS — 111.4% (Cost $173,475,956)(f)		196,908,710
Other Assets/ (Liabilities) — (11.4%)		(20,114,724)
NET ASSETS — 100.0%		$176,793,986

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $197,119. Collateralized by a U.S. Government Agency Obligation with a rate of 4.777%, maturity date of 9/1/2034, and an aggregate market value, including accrued interest of $206,915.

(f)  See Note 6 for aggregate cost for Federal tax purpose.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.4%
COMMON STOCK — 97.4%
Advertising — 0.7%
Getty Images, Inc.(a)	24,400	$1,166,564
Omnicom Group, Inc.	16,000	846,720
		2,013,284
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc.(a)	4,000	396,600
Boeing Co.	7,000	673,120
United Technologies Corp.	47,200	3,347,896
		4,417,616
Agriculture — 1.3%
Altria Group, Inc.	57,000	3,997,980
Airlines — 0.2%
Southwest Airlines Co.	39,400	587,454
Apparel — 0.5%
Hanesbrands, Inc.(a)	51,375	1,388,666
Auto Manufacturers — 0.9%
Ford Motor Co.(b)	207,300	1,952,766
General Motors Corp.	25,100	948,780
		2,901,546
Automotive & Parts — 0.4%
Johnson Controls, Inc.	11,100	1,285,047
Banks — 4.3%
Capital One Financial Corp.	19,200	1,506,048
Fifth Third Bancorp	37,300	1,483,421
SunTrust Banks, Inc.	9,400	805,956
Wachovia Corp.	103,453	5,301,966
Wells Fargo & Co.	110,900	3,900,353
		12,997,744
Beverages — 2.0%
Anheuser-Busch Cos., Inc.	10,300	537,248
The Coca-Cola Co.	29,200	1,527,452
PepsiCo, Inc.	61,400	3,981,790
		6,046,490
Biotechnology — 1.3%
Genentech, Inc.(a)	39,500	2,988,570
Millennium Pharmaceuticals, Inc.(a)	98,000	1,035,860
		4,024,430
Building Materials — 0.7%
American Standard Cos., Inc.	26,400	1,557,072
Owens Corning, Inc.(a) (b)	12,900	433,827
		1,990,899

	Number of Shares	Market Value
Chemicals — 1.3%
Du Pont (E.I.) de Nemours & Co.	13,400	$681,256
Huntsman Corp.	2,700	65,637
Methanex Corp.(b)	29,600	744,144
Potash Corp. of Saskatchewan	25,200	1,964,844
Rohm & Haas Co.(b)	11,900	650,692
		4,106,573
Coal — 0.4%
Arch Coal, Inc.	33,800	1,176,240
Commercial Services — 0.1%
Alliance Data Systems Corp.(a)	3,500	270,480
Computers — 4.6%
Affiliated Computer Services, Inc. Cl. A(a)	9,800	555,856
Brocade Communications Systems, Inc.(a)	195,000	1,524,900
Dell, Inc.(a)	77,200	2,204,060
Hewlett-Packard Co.	18,300	816,546
Qimonda AG ADR (Germany)(a) (b)	30,600	472,770
SanDisk Corp.(a)	86,500	4,233,310
Seagate Technology(b)	126,200	2,747,374
Sun Microsystems, Inc.(a)	257,400	1,353,924
		13,908,740
Cosmetics & Personal Care — 0.4%
Avon Products, Inc.	35,900	1,319,325
Diversified Financial — 5.6%
AmeriCredit Corp.(a) (b)	29,800	791,190
Fannie Mae	40,900	2,671,997
Freddie Mac	27,400	1,663,180
The Goldman Sachs Group, Inc.	4,000	867,000
IndyMac Bancorp, Inc.(b)	15,800	460,886
JP Morgan Chase & Co.	98,200	4,757,790
Lehman Brothers Holdings, Inc.	21,600	1,609,632
Merrill Lynch & Co., Inc.	6,300	526,554
SLM Corp.	64,500	3,713,910
		17,062,139
Electric — 1.7%
AES Corp.(a)	53,200	1,164,016
Allegheny Energy, Inc.(a)	11,600	600,184
CMS Energy Corp.	56,000	963,200
Edison International	31,900	1,790,228
MDU Resources Group, Inc.	24,450	685,578
		5,203,206

	Number of Shares	Market Value
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	18,600	$870,480
Electronics — 0.9%
Flextronics International Ltd.(a)	129,400	1,397,520
Jabil Circuit, Inc.	64,000	1,412,480
		2,810,000
Engineering & Construction — 1.3%
Fluor Corp.	34,300	3,819,991
Foods — 3.0%
Campbell Soup Co.	15,200	589,912
Kraft Foods, Inc. Cl. A	87,601	3,087,935
Sara Lee Corp.	173,900	3,025,860
Sysco Corp.	37,000	1,220,630
Unilever NV NY Shares (Netherlands)	42,600	1,321,452
		9,245,789
Health Care – Products — 1.8%
Baxter International, Inc.	64,100	3,611,394
Kyphon, Inc.(a)	1,300	62,595
Medtronic, Inc.	33,800	1,752,868
		5,426,857
Health Care – Services — 1.2%
DaVita, Inc.(a)	30,800	1,659,504
UnitedHealth Group, Inc.	41,200	2,106,968
		3,766,472
Home Builders — 0.2%
Lennar Corp. Cl. A	15,100	552,056
Household Products — 0.3%
Fortune Brands, Inc.(b)	8,300	683,671
Jarden Corp.(a)	8,100	348,381
		1,032,052
Insurance — 4.2%
AFLAC, Inc.(b)	15,900	817,260
Ambac Financial Group, Inc.	6,600	575,454
American International Group, Inc.	48,000	3,361,440
Berkshire Hathaway, Inc. Cl. A(a)	15	1,642,125
Marsh & McLennan Cos., Inc.	80,200	2,476,576
MBIA, Inc.(b)	9,300	578,646
Progressive Corp.	34,900	835,157

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
RenaissanceRe Holdings Ltd.	14,100	$874,059
XL Capital Ltd. Cl. A	19,900	1,677,371
		12,838,088
Internet — 4.0%
eBay, Inc.(a)	85,900	2,764,262
Google, Inc. Cl. A(a)	12,800	6,699,264
Symantec Corp.(a)	29,800	601,960
Yahoo!, Inc.(a)	80,500	2,183,965
		12,249,451
Investment Companies — 0.3%
American Capital Strategies Ltd.(b)	22,400	952,448
Leisure Time — 0.2%
Carnival Corp.	9,700	473,069
Lodging — 0.9%
Las Vegas Sands Corp.(a) (b)	26,000	1,986,140
Starwood Hotels & Resorts Worldwide, Inc.	12,700	851,789
		2,837,929
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	7,000	548,100
Manufacturing — 5.3%
Cooper Industries Ltd. Cl. A	12,400	707,916
Danaher Corp.	30,900	2,332,950
General Electric Co.	214,000	8,191,920
Illinois Tool Works, Inc.	53,200	2,882,908
Leggett & Platt, Inc.(b)	37,100	818,055
Parker Hannifin Corp.	1,000	97,910
Siemens AG Sponsored ADR (Germany)(b)	8,300	1,187,398
		16,219,057
Media — 2.6%
Cablevision Systems Corp. Cl. A(a)	15,000	542,850
CBS Corp. Cl. B	45,800	1,526,056
Citadel Broadcasting Corp.(b)	6,850	44,183
Comcast Corp. Cl. A(a)	29,400	826,728
Time Warner Cable, Inc. Cl. A(a) (b)	13,700	536,629
Time Warner, Inc.	38,800	816,352
Viacom, Inc. Cl. B(a)	16,700	695,221
The Walt Disney Co.	89,200	3,045,288
		8,033,307
Mining — 1.1%
Alcoa, Inc.	35,900	1,455,027
Barrick Gold Corp.	39,500	1,148,265
Newmont Mining Corp.	20,800	812,448
		3,415,740

	Number of Shares	Market Value
Oil & Gas — 3.6%
Anadarko Petroleum Corp.	6,400	$332,736
Chevron Corp.	15,700	1,322,568
ConocoPhillips	2,800	219,800
EOG Resources, Inc.	8,800	642,928
Exxon Mobil Corp.	26,000	2,180,880
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	76,100	6,179,320
		10,878,232
Oil & Gas Services — 3.6%
Baker Hughes, Inc.	24,500	2,061,185
BJ Services Co.	58,900	1,675,116
Halliburton Co.	16,800	579,600
Schlumberger Ltd.	51,700	4,391,398
Weatherford International Ltd.(a)	41,500	2,292,460
		10,999,759
Pharmaceuticals — 7.8%
Allergan, Inc.	54,400	3,135,616
AstraZeneca PLC Sponsored ADR (United Kingdom)	89,600	4,791,808
Bristol-Myers Squibb Co.	52,800	1,666,368
Forest Laboratories, Inc.(a)	100,900	4,606,085
ImClone Systems, Inc.(a)	50,800	1,796,288
Pfizer, Inc.	64,000	1,636,480
Sanofi-Aventis Sponsored ADR (France)(b)	59,700	2,404,119
Sepracor, Inc.(a) (b)	34,200	1,402,884
Teva Pharmaceutical Sponsored ADR (Israel)	38,500	1,588,125
Wyeth	16,200	928,908
		23,956,681
Real Estate Investment Trusts (REITS) — 0.5%
Douglas Emmett, Inc. REIT	16,600	410,684
General Growth Properties, Inc. REIT(b)	12,500	661,875
Host Hotels & Resorts, Inc. REIT(b)	14,600	337,552
		1,410,111
Retail — 6.1%
Best Buy Co., Inc.	42,500	1,983,475
The Cheesecake Factory(a) (b)	16,900	414,388
Costco Wholesale Corp.	8,600	503,272
The Home Depot, Inc.	37,300	1,467,755
Lowe's Companies, Inc.	170,500	5,232,645
McDonald's Corp.	17,400	883,224
Starbucks Corp.(a)	49,000	1,285,760
Target Corp.	102,400	6,512,640
Urban Outfitters, Inc.(a)	19,400	466,182
		18,749,341

	Number of Shares	Market Value
Savings & Loans — 2.4%
Hudson City Bancorp, Inc.	142,500	$1,741,350
Washington Mutual, Inc.	130,900	5,581,576
		7,322,926
Semiconductors — 5.7%
Altera Corp.	82,500	1,825,725
Applied Materials, Inc.(b)	180,700	3,590,509
ASML Holding NV(a) (b)	28,000	768,600
Intel Corp.	149,200	3,544,992
KLA-Tencor Corp.(b)	69,500	3,819,025
Lam Research Corp.(a)	13,700	704,180
Linear Technology Corp.(b)	30,600	1,107,108
Silicon Laboratories, Inc.(a)	16,500	571,065
Xilinx, Inc.	55,400	1,483,058
		17,414,262
Software — 4.5%
Cerner Corp.(a) (b)	13,800	765,486
Microsoft Corp.	331,800	9,778,146
Paychex, Inc.	28,100	1,099,272
SAP AG Sponsored ADR (Germany)(b)	40,700	2,078,549
		13,721,453
Telecommunications — 5.9%
American Tower Corp. Cl. A(a)	17,800	747,600
AT&T, Inc.	56,800	2,357,200
Cisco Systems, Inc.(a)	259,500	7,227,075
Corning, Inc.(a)	60,600	1,548,330
Level 3 Communications, Inc.(a) (b)	220,800	1,291,680
Qualcomm, Inc.	62,400	2,707,536
Time Warner Telecom, Inc. Cl. A(a)	58,900	1,183,890
Verizon Communications, Inc.	22,600	930,442
		17,993,753
Transportation — 1.7%
FedEx Corp.	4,800	532,656
United Parcel Service, Inc. Cl. B	63,700	4,650,100
		5,182,756
TOTAL COMMON STOCK (Cost $274,864,296)		297,418,019
TOTAL EQUITIES (Cost $274,864,296)		297,418,019

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BONDS & NOTES — 0.3%
CORPORATE DEBT — 0.3%
Auto Manufacturers
Ford Motor Co. 4.250% 12/15/2036	$729,000	$913,073
TOTAL CORPORATE DEBT (Cost $733,530)		913,073
TOTAL BONDS & NOTES (Cost $733,530)		913,073
TOTAL LONG TERM INVESTMENTS (Cost $275,597,826)		298,331,092
SHORT-TERM INVESTMENTS — 10.0%
Cash Equivalents — 9.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	369,367	369,367
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	923,418	923,418
American Beacon Money Market Fund(c)	1,036,032	1,036,032
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	692,563	692,563
Bank of America 5.270% 07/06/2007	923,419	923,419
Bank of America 5.270% 07/16/2007	184,684	184,684
Bank of America 5.270% 08/17/2007	230,855	230,855
Bank of America 5.300% 09/17/2007	461,709	461,709
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	923,419	923,419
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	230,855	230,855
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	184,684	184,684
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	138,513	138,513
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	877,248	877,248
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	507,880	507,880

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	$923,419	$923,419
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	184,684	184,684
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	461,709	461,709
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	138,513	138,513
BGI Institutional Money Market Fund(c)	600,222	600,222
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,385,128	1,385,128
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	461,709	461,709
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,385,128	1,385,128
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	923,419	923,419
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	923,419	923,419
Dreyfus Institutional Cash Advantage Money Market Fund(c)	277,026	277,026
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	68,487	68,487
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	230,855	230,855
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	230,855	230,855
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	323,197	323,197
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	230,855	230,855
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	184,684	184,684

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	$461,709	$461,709
Freddie Mac Discount Note 5.155% 07/16/2007	87,185	87,185
Freddie Mac Discount Note 5.185% 07/09/2007	45,516	45,516
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	415,538	415,538
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	461,709	461,709
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	460,760	460,760
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	692,564	692,564
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	923,419	923,419
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,385,128	1,385,128
Reserve Primary Money Market Fund(c)	916,714	916,714
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	923,419	923,419
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	230,855	230,855
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	923,419	923,419
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	138,513	138,513
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	155,112	155,112
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	646,393	646,393
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	923,419	923,419

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Vanguard Prime Money Market Fund(c)	$461,709	$461,709
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	249,323	249,323
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	923,419	923,419
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	461,709	461,709
		28,505,487
Repurchase Agreements — 0.7%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	2,002,580	2,002,580
TOTAL SHORT-TERM INVESTMENTS (Cost $30,508,067)		30,508,067
TOTAL INVESTMENTS — 107.7% (Cost $306,105,893)(f)		328,839,159
Other Assets/ (Liabilities) — (7.7%)		(23,375,343)
NET ASSETS — 100.0%		$305,463,816

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,003,164. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 9/25/2015, and an aggregate market value, including accrued interest, of $2,102,709.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK — 99.6%
Advertising — 0.3%
Omnicom Group, Inc.	3,900	$206,388
Aerospace & Defense — 1.6%
General Dynamics Corp.	7,200	563,184
Rockwell Collins, Inc.	2,800	197,792
United Technologies Corp.	3,000	212,790
		973,766
Apparel — 0.6%
Coach, Inc.(a)	7,100	336,469
Banks — 3.8%
Mellon Financial Corp.	7,500	330,000
Northern Trust Corp.	8,100	520,344
State Street Corp.	15,400	1,053,360
Wells Fargo & Co.	10,900	383,353
		2,287,057
Beverages — 0.5%
PepsiCo, Inc.	5,100	330,735
Biotechnology — 2.0%
Amgen, Inc.(a)	200	11,058
Celgene Corp.(a)	7,600	435,708
Genentech, Inc.(a)	10,000	756,600
		1,203,366
Chemicals — 0.9%
Monsanto Co.	8,200	553,828
Commercial Services — 0.7%
Accenture Ltd. Cl. A	2,700	115,803
Monster Worldwide, Inc.(a)	6,800	279,480
		395,283
Computers — 3.0%
Apple, Inc.(a)	7,600	927,504
Dell, Inc.(a)	11,400	325,470
EMC Corp.(a)	20,000	362,000
Hewlett-Packard Co.	3,500	156,170
		1,771,144
Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	11,800	722,042
Diversified Financial — 12.9%
American Express Co.	14,000	856,520
Ameriprise Financial, Inc.	4,200	266,994
The Charles Schwab Corp.	27,200	558,144

	Number of Shares	Market Value
Chicago Mercantile Exchange Holdings, Inc.(b)	400	$213,744
Citigroup, Inc.	13,900	712,931
Countrywide Financial Corp.(b)	9,200	334,420
Deutsche Boerse AG EUR	364	41,096
E*TRADE Financial Corp.(a)	14,600	322,514
Franklin Resources, Inc.	7,300	967,031
The Goldman Sachs Group, Inc.	3,700	801,975
Interactive Brokers Group, Inc.(a)	1,300	35,269
Intercontinental Exchange, Inc.(a)	1,100	162,635
Legg Mason, Inc.	5,200	511,576
Merrill Lynch & Co., Inc.	4,700	392,826
Morgan Stanley	9,600	805,248
UBS AG Registered CHF	12,142	721,643
		7,704,566
Electronics — 0.1%
Thermo Fisher Scientific, Inc.(a)	1,700	87,924
Engineering & Construction — 0.8%
Foster Wheeler Ltd.(a)	2,700	288,873
McDermott International, Inc.(a)	2,000	166,240
		455,113
Entertainment — 0.4%
International Game Technology	6,200	246,140
Foods — 0.2%
Sysco Corp.	4,300	141,857
Health Care – Products — 3.2%
Alcon, Inc.	1,300	175,383
Baxter International, Inc.	2,100	118,314
Medtronic, Inc.	13,500	700,110
St. Jude Medical, Inc.(a) (b)	10,800	448,092
Stryker Corp.	7,200	454,248
		1,896,147
Health Care – Services — 3.7%
Aetna, Inc.	11,200	553,280
Humana, Inc.(a)	3,600	219,276
Laboratory Corp. of America Holdings(a) (b)	2,300	179,998

	Number of Shares	Market Value
UnitedHealth Group, Inc.	11,000	$562,540
WellPoint, Inc.(a)	9,200	734,436
		2,249,530
Home Furnishing — 0.8%
Harman International Industries, Inc.	4,300	502,240
Household Products — 0.0%
Fortune Brands, Inc.(b)	100	8,237
Insurance — 3.1%
American International Group, Inc.	13,300	931,399
The Hartford Financial Services Group, Inc.	2,500	246,275
Prudential Financial, Inc.	6,800	661,164
		1,838,838
Internet — 5.2%
Amazon.com, Inc.(a) (b)	15,200	1,039,832
eBay, Inc.(a)	14,600	469,828
Google, Inc. Cl. A(a)	2,800	1,465,464
Yahoo!, Inc.(a)	5,400	146,502
		3,121,626
Lodging — 1.6%
Marriott International, Inc. Cl. A	9,700	419,428
MGM Mirage(a) (b)	2,000	164,960
Wynn Resorts Ltd.(b)	3,900	349,791
		934,179
Machinery – Construction & Mining — 0.3%
Joy Global, Inc.	2,700	157,491
Manufacturing — 6.3%
Danaher Corp.	18,400	1,389,200
General Electric Co.	56,100	2,147,508
Illinois Tool Works, Inc.(b)	4,700	254,693
		3,791,401
Media — 2.0%
Grupo Televisa SA Sponsored ADR (Mexico)	7,100	196,031
Rogers Communications, Inc. Cl. B(b)	13,900	590,611
Time Warner, Inc.	6,100	128,344
Viacom, Inc. Cl. B(a)	6,400	266,432
		1,181,418

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Mining — 0.3%
Freeport-McMoran Copper & Gold, Inc.	2,100	$173,922
Oil & Gas — 3.1%
EOG Resources, Inc.	2,700	197,262
Exxon Mobil Corp.	9,000	754,920
Murphy Oil Corp.	4,900	291,256
Sunoco, Inc.	1,000	79,680
Total SA Sponsored ADR (France)	6,400	518,272
		1,841,390
Oil & Gas Services — 5.3%
Baker Hughes, Inc.	9,200	773,996
Schlumberger Ltd.	16,700	1,418,498
Smith International, Inc.	17,000	996,880
		3,189,374
Pharmaceuticals — 7.6%
Allergan, Inc.	3,800	219,032
Cardinal Health, Inc.	4,100	289,624
Eli Lilly & Co.	4,100	229,108
Express Scripts, Inc.(a)	8,000	400,080
Gilead Sciences, Inc.(a)	23,200	899,464
Medco Health Solutions, Inc.(a)	5,700	444,543
Merck & Co., Inc.	7,000	348,600
Novartis AG CHF	4,922	275,448
Roche Holding AG CHF	2,982	525,930
Schering-Plough Corp.	9,900	301,356
Sepracor, Inc.(a) (b)	2,200	90,244
Wyeth	8,800	504,592
		4,528,021
Retail — 6.4%
Bed Bath & Beyond, Inc.(a) (b)	7,500	269,925
CVS Caremark Corp.	28,859	1,051,911
The Home Depot, Inc.	9,100	358,085
Kohl's Corp.(a)	13,600	966,008
McDonald's Corp.	1,800	91,368
Target Corp.	11,700	744,120
Wal-Mart Stores, Inc.	7,300	351,203
		3,832,620
Semiconductors — 5.4%
Analog Devices, Inc.	11,000	414,040
Applied Materials, Inc.	5,400	107,298
ASML Holding NV(a) (b)	9,100	249,795
Intel Corp.	19,200	456,192
Marvell Technology Group Ltd.(a) (b)	28,300	515,343
Maxim Integrated Products, Inc.	13,600	454,376

	Number of Shares	Market Value
Texas Instruments, Inc.	13,500	$508,005
Xilinx, Inc.(b)	19,100	511,307
		3,216,356
Software — 6.9%
Adobe Systems, Inc.(a)	8,000	321,200
Autodesk, Inc.(a)	11,400	536,712
Automatic Data Processing, Inc.	16,200	785,214
Electronic Arts, Inc.(a)	6,500	307,580
Intuit, Inc.(a)	5,600	168,448
Microsoft Corp.	50,700	1,494,129
Oracle Corp.(a)	24,700	486,837
Paychex, Inc.	1,600	62,592
		4,162,712
Telecommunications — 9.0%
America Movil SAB de CV, Series L, Sponsored ADR (Mexico)	14,200	879,406
American Tower Corp. Cl. A(a)	19,600	823,200
AT&T, Inc.	2,900	120,350
Cisco Systems, Inc.(a)	39,400	1,097,290
Corning, Inc.(a)	11,300	288,715
Juniper Networks, Inc.(a)	25,000	629,250
MetroPCS Communications, Inc.(a)	4,500	148,680
Nokia Oyj Sponsored ADR (Finland)	19,200	539,712
Qualcomm, Inc.	11,400	494,646
Telefonaktiebolaget LM Ericsson Cl. B SEK	86,200	342,982
		5,364,231
Transportation — 0.4%
Expeditors International of Washington, Inc.	5,400	223,020
TOTAL EQUITIES (Cost $51,650,048)		59,628,431
	Principal Amount
SHORT-TERM INVESTMENTS — 5.5%
Cash Equivalents — 5.2%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$39,898	39,898
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	99,746	99,746
American Beacon Money Market Fund(c)	111,911	111,911

	Principal Amount	Market Value
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	$74,809	$74,809
Bank of America 5.270% 07/06/2007	99,747	99,747
Bank of America 5.270% 07/16/2007	19,949	19,949
Bank of America 5.270% 08/17/2007	24,937	24,937
Bank of America 5.300% 09/17/2007	49,874	49,874
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	99,747	99,747
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	24,937	24,937
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	19,949	19,949
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	14,962	14,962
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	94,760	94,760
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	54,861	54,861
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	99,747	99,747
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	19,949	19,949
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	49,874	49,874
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	14,962	14,962
BGI Institutional Money Market Fund(c)	64,836	64,836
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	149,621	149,621
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	49,874	49,874
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	149,621	149,621

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	$99,747	$99,747
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	99,747	99,747
Dreyfus Institutional Cash Advantage Money Market Fund(c)	29,924	29,924
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	7,398	7,398
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	24,937	24,937
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	24,937	24,937
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	34,911	34,911
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	24,937	24,937
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	19,949	19,949
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	49,874	49,874
Freddie Mac Discount Note 5.155% 07/16/2007	9,418	9,418
Freddie Mac Discount Note 5.185% 07/09/2007	4,917	4,917
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	44,886	44,886
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	49,874	49,874
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	49,771	49,771
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	74,810	74,810
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	99,747	99,747
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	149,621	149,621

	Principal Amount	Market Value
Reserve Primary Money Market Fund(c)	$99,023	$99,023
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	99,747	99,747
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	24,937	24,937
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	99,747	99,747
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	14,962	14,962
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	16,755	16,755
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	69,823	69,823
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	99,747	99,747
Vanguard Prime Money Market Fund(c)	49,874	49,874
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	26,932	26,932
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	99,747	99,747
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	49,874	49,874
		3,079,144
Repurchase Agreements — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	195,404	195,404
TOTAL SHORT-TERM INVESTMENTS (Cost $3,274,548)		3,274,548
TOTAL INVESTMENTS — 105.1% (Cost $54,924,596)(f)		62,902,979
Other Assets/ (Liabilities) — (5.1%)		(3,037,009)
NET ASSETS — 100.0%		$59,865,970

Notes to Portfolio of Investments

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

SEK - Swedish Kronor

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $195,461. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 10/25/2027, and an aggregate market value, including accrued interest, of $205,174.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Aerospace & Defense — 4.8%
Boeing Co.	26,270	$2,526,123
Spirit AeroSystems Holdings, Inc. Cl. A(a)	32,100	1,157,205
		3,683,328
Apparel — 1.0%
Nike, Inc. Cl. B	12,500	728,625
Beverages — 1.2%
PepsiCo, Inc.	13,650	885,202
Biotechnology — 3.2%
Celgene Corp.(a)	15,150	868,549
Genentech, Inc.(a)	20,920	1,582,807
		2,451,356
Chemicals — 2.8%
Air Products & Chemicals, Inc.	6,900	554,553
Monsanto Co.	23,700	1,600,698
		2,155,251
Commercial Services — 0.5%
Moody's Corp.	5,800	360,760
Computers — 10.4%
Apple, Inc.(a)	32,045	3,910,772
Hewlett-Packard Co.	55,100	2,458,562
Network Appliance, Inc.(a)	27,850	813,220
Sun Microsystems, Inc.(a)	147,000	773,220
		7,955,774
Cosmetics & Personal Care — 3.6%
Colgate-Palmolive Co.	11,600	752,260
The Procter & Gamble Co.	32,640	1,997,242
		2,749,502
Diversified Financial — 17.4%
Blackstone Group (The), LP(a)	23,600	690,772
Chicago Mercantile Exchange Holdings, Inc.(b)	5,025	2,685,159
Credit Suisse Group, Sponsored ADR (Switzerland)	13,595	964,701
Franklin Resources, Inc.	17,660	2,339,420
The Goldman Sachs Group, Inc.	4,140	897,345
JP Morgan Chase & Co.	19,765	957,614
Janus Capital Group, Inc.	14,400	400,896
Lazard Ltd. Cl. A	7,900	355,737

	Number of Shares	Market Value
Legg Mason, Inc.	15,570	$1,531,777
Merrill Lynch & Co., Inc.	22,600	1,888,908
NYSE Euronext(b)	7,050	519,021
		13,231,350
Engineering & Construction — 0.7%
Fluor Corp.	4,650	517,871
Foods — 0.4%
Wrigley (Wm.) Jr. Co.(b)	5,850	323,564
Health Care – Products — 2.5%
Alcon, Inc.	13,805	1,862,433
Health Care – Services — 4.5%
WellPoint, Inc.(a)	42,800	3,416,724
Insurance — 1.1%
American International Group, Inc.	11,775	824,603
Internet — 8.1%
Akamai Technologies, Inc.(a) (b)	21,650	1,053,056
eBay, Inc.(a)	19,000	611,420
Google, Inc. Cl. A(a)	8,570	4,485,367
		6,149,843
Lodging — 3.7%
Hilton Hotels Corp.	18,300	612,501
Las Vegas Sands Corp.(a) (b)	9,500	725,705
Starwood Hotels & Resorts Worldwide, Inc.	22,500	1,509,075
		2,847,281
Machinery – Diversified — 0.3%
Deere & Co.	2,000	241,480
Manufacturing — 1.2%
Honeywell International, Inc.	15,500	872,340
Media — 3.3%
Comcast Corp. Special, Cl. A(a) (b)	89,350	2,498,226
Oil & Gas Services — 3.9%
Baker Hughes, Inc.	6,300	530,019
Halliburton Co.	32,420	1,118,490
Schlumberger Ltd.	15,850	1,346,299
		2,994,808
Pharmaceuticals — 9.4%
Abbott Laboratories	36,475	1,953,236
Gilead Sciences, Inc.(a)	57,720	2,237,804

	Number of Shares	Market Value
Medco Health Solutions, Inc.(a)	10,000	$779,900
Merck & Co., Inc.	19,400	966,120
Teva Pharmaceutical Sponsored ADR (Israel)	9,900	408,375
Wyeth	14,500	831,430
		7,176,865
Retail — 4.3%
Kohl's Corp.(a)	19,500	1,385,085
McDonald's Corp.	13,550	687,798
Target Corp.	19,165	1,218,894
		3,291,777
Semiconductors — 2.2%
Broadcom Corp. Cl. A(a)	58,400	1,708,200
Software — 3.5%
Adobe Systems, Inc.(a)	28,800	1,156,320
Microsoft Corp.	50,800	1,497,076
		2,653,396
Telecommunications — 5.2%
Cisco Systems, Inc.(a)	108,300	3,016,155
Qualcomm, Inc.	22,400	971,936
		3,988,091
Transportation — 0.5%
Hertz Global Holdings, Inc.(a)	13,900	369,323
TOTAL EQUITIES (Cost $68,773,518)		75,937,973
	Principal Amount
SHORT-TERM INVESTMENTS — 9.8%
Cash Equivalents — 9.7%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$95,749	95,749
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	239,369	239,369
American Beacon Money Market Fund(c)	268,566	268,566
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	179,530	179,530
Bank of America 5.270% 07/06/2007	239,373	239,373

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.270% 07/16/2007	$47,875	$47,875
Bank of America 5.270% 08/17/2007	59,843	59,843
Bank of America 5.300% 09/17/2007	119,687	119,687
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	239,373	239,373
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	59,843	59,843
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	47,875	47,875
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	35,906	35,906
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	227,404	227,404
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	131,655	131,655
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	239,373	239,373
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	47,875	47,875
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	119,687	119,687
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	35,906	35,906
BGI Institutional Money Market Fund(c)	155,592	155,592
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	359,060	359,060
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	119,687	119,687
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	359,060	359,060
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	239,373	239,373
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	239,373	239,373
Dreyfus Institutional Cash Advantage Money Market Fund(c)	71,812	71,812

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	$17,754	$17,754
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	59,843	59,843
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	59,843	59,843
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	83,781	83,781
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	59,843	59,843
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	47,875	47,875
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	119,687	119,687
Freddie Mac Discount Note 5.155% 07/16/2007	22,600	22,600
Freddie Mac Discount Note 5.185% 07/09/2007	11,799	11,799
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	107,718	107,718
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	119,687	119,687
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	119,440	119,440
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	179,530	179,530
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	239,373	239,373
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	359,060	359,060
Reserve Primary Money Market Fund(c)	237,635	237,635
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	239,373	239,373
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	59,843	59,843
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	239,373	239,373

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	$35,906	$35,906
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	40,209	40,209
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	167,561	167,561
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	239,373	239,373
Vanguard Prime Money Market Fund(c)	119,687	119,687
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	64,631	64,631
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	239,373	239,373
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	119,687	119,687
		7,389,330
Repurchase Agreements — 0.1%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	105,170	105,170
TOTAL SHORT-TERM INVESTMENTS (Cost $7,494,500)		7,494,500
TOTAL INVESTMENTS — 109.5% (Cost $76,268,018)(f)		83,432,473
Other Assets/ (Liabilities) — (9.5%)		(7,236,267)
NET ASSETS — 100.0%		$76,196,206

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $105,201. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 01/25/2015, and an aggregate market value, including accrued interest, of $110,429.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Biotechnology — 1.8%
Amgen, Inc.(a)	27,000	$1,492,831
Commercial Services — 2.2%
Quanta Services, Inc.(a) (b)	61,800	1,895,406
Diversified Financial — 12.8%
Citigroup, Inc.	72,700	3,728,783
Countrywide Financial Corp.(b)	110,100	4,002,135
E*TRADE Financial Corp.(a)	76,500	1,689,885
The Goldman Sachs Group, Inc.	6,900	1,495,575
		10,916,378
Electronics — 1.9%
Jabil Circuit, Inc.	74,100	1,635,387
Energy – Alternate Sources — 1.8%
SunPower Corp. Cl. A(a) (b)	24,000	1,513,200
Engineering & Construction — 8.5%
Fluor Corp.	20,600	2,294,222
Foster Wheeler Ltd.(a)	23,200	2,482,168
The Shaw Group, Inc.(a)	53,300	2,467,257
		7,243,647
Health Care – Services — 2.7%
Aetna, Inc.	46,000	2,272,400
Insurance — 4.5%
American International Group, Inc.	55,200	3,865,656
Internet — 26.2%
Amazon.com, Inc.(a) (b)	94,900	6,492,109
eBay, Inc.(a)	130,100	4,186,618
Expedia, Inc.(a) (b)	57,500	1,684,175
Google, Inc. Cl. A(a)	6,675	3,493,561
Yahoo!, Inc.(a)	238,900	6,481,357
		22,337,820
Machinery – Construction & Mining — 2.5%
Caterpillar, Inc.	26,800	2,098,440
Manufacturing — 4.6%
General Electric Co.	101,700	3,893,076
Media — 2.1%
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	149,000	1,753,730

	Number of Shares	Market Value
Retail — 3.2%
The Home Depot, Inc.	70,300	$2,766,305
Semiconductors — 3.4%
Texas Instruments, Inc.	77,200	2,905,036
Software — 5.4%
Electronic Arts, Inc.(a)	60,800	2,877,056
NAVTEQ Corp.(a) (b)	41,800	1,769,812
		4,646,868
Telecommunications — 12.9%
Cisco Systems, Inc.(a)	60,200	1,676,570
Nokia Oyj Sponsored ADR (Finland)	179,600	5,048,556
Qualcomm, Inc.	98,700	4,282,593
		11,007,719
Transportation — 2.0%
FedEx Corp.	15,300	1,697,841
TOTAL EQUITIES (Cost $75,468,473)		83,941,740
	Principal Amount
SHORT-TERM INVESTMENTS — 21.9%
Cash Equivalents — 20.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$226,205	226,205
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	565,519	565,519
American Beacon Money Market Fund(c)	634,479	634,479
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	424,134	424,134
Bank of America 5.270% 07/06/2007	565,512	565,512
Bank of America 5.270% 07/16/2007	113,102	113,102
Bank of America 5.270% 08/17/2007	141,378	141,378
Bank of America 5.300% 09/17/2007	282,756	282,756
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	565,512	565,512

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	$141,378	$141,378
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	113,102	113,102
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	84,827	84,827
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	537,237	537,237
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	311,032	311,032
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	565,512	565,512
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	113,102	113,102
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	282,756	282,756
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	84,827	84,827
BGI Institutional Money Market Fund(c)	367,583	367,583
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	848,269	848,269
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	282,756	282,756
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	848,269	848,269
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	565,512	565,512
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	565,512	565,512
Dreyfus Institutional Cash Advantage Money Market Fund(c)	169,654	169,654
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	41,942	41,942

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	$141,378	$141,378
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	141,378	141,378
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	197,929	197,929
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	141,378	141,378
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	113,102	113,102
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	282,756	282,756
Freddie Mac Discount Note 5.155% 07/16/2007	53,393	53,393
Freddie Mac Discount Note 5.185% 07/09/2007	27,874	27,874
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	254,481	254,481
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	282,756	282,756
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	282,175	282,175
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	424,134	424,134
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	565,512	565,512
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	848,269	848,269
Reserve Primary Money Market Fund(c)	561,406	561,406
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	565,512	565,512
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	141,378	141,378
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	565,512	565,512

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	$84,827	$84,827
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	94,992	94,992
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	395,859	395,859
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	565,512	565,512
Vanguard Prime Money Market Fund(c)	282,756	282,756
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	152,688	152,688
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	565,512	565,512
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	282,756	282,756
		17,457,092
Repurchase Agreements — 1.5%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	1,259,008	1,259,008
TOTAL SHORT-TERM INVESTMENTS (Cost $18,716,100)		18,716,100
TOTAL INVESTMENTS — 120.4% (Cost $94,184,573)(f)		102,657,840
Other Assets/ (Liabilities) — (20.4%)		(17,397,830)
NET ASSETS — 100.0%		$85,260,010

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,259,375. Collateralized by a U.S. Government Agency obligation with a rate of 7.625%, maturity date of 12/25/2025, and an aggregate market value, including accrued interest, of $1,321,958.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 95.9%
COMMON STOCK — 95.9%
Aerospace & Defense — 0.5%
Northrop Grumman Corp.	26,692	$2,078,506
Airlines — 2.5%
Southwest Airlines Co.	682,140	10,170,707
Automotive & Parts — 1.6%
Autoliv, Inc.	80,417	4,573,315
Genuine Parts Co.	34,158	1,694,237
		6,267,552
Banks — 11.0%
BancorpSouth, Inc.	37,717	922,558
BB&T Corp.	150,241	6,111,804
Commerce Bancshares, Inc.	29,566	1,339,340
Fifth Third Bancorp	44,871	1,784,520
Marshall and Ilsley Corp.	135,826	6,469,392
The South Financial Group, Inc.	507,886	11,498,539
SunTrust Banks, Inc.	148,044	12,693,293
United Bankshares, Inc.	53,000	1,685,400
Zions Bancorp	28,013	2,154,480
		44,659,326
Beverages — 3.6%
Anheuser-Busch Cos., Inc.	83,109	4,334,965
Coca-Cola Enterprises, Inc.	232,920	5,590,080
The Pepsi Bottling Group, Inc.	131,751	4,437,374
		14,362,419
Biotechnology — 0.5%
Bio-Rad Laboratories, Inc. Cl. A(a)	28,684	2,167,650
Building Materials — 0.8%
Masco Corp.	115,433	3,286,378
Chemicals — 1.9%
Ecolab, Inc.	39,601	1,690,963
Minerals Technologies, Inc.	55,881	3,741,233
Olin Corp.	24,980	524,580
Rohm & Haas Co.(b)	34,074	1,863,166
		7,819,942
Commercial Services — 0.4%
PRA International(a)	65,124	1,647,637
Computers — 0.6%
Synopsys, Inc.(a)	98,035	2,591,065

	Number of Shares	Market Value
Diversified Financial — 4.7%
The Bear Stearns Cos., Inc.	9,600	$1,344,000
Freddie Mac	250,862	15,227,323
Nuveen Investments, Inc. Cl. A(b)	40,512	2,517,821
		19,089,144
Electric — 10.6%
Ameren Corp.(b)	123,919	6,073,270
Consolidated Edison, Inc.	37,700	1,701,024
Dominion Resources, Inc.	34,500	2,977,695
Empire District Electric Co. (The)(b)	56,411	1,261,914
Idacorp, Inc.	182,551	5,848,934
Portland General Electric Co.(b)	420,403	11,535,858
Puget Energy, Inc.	255,936	6,188,532
Wisconsin Energy Corp.	76,748	3,394,564
Xcel Energy, Inc.(b)	185,500	3,797,185
		42,778,976
Electrical Components & Equipment — 2.7%
Hubbell, Inc.(b)	95,027	5,140,961
Littelfuse, Inc.(a)	51,376	1,734,968
Molex, Inc.	140,200	4,207,402
		11,083,331
Electronics — 0.3%
Tyco Electronics, Ltd.	32,952	1,287,105
Entertainment — 4.0%
International Speedway Corp. Cl. A	94,771	4,995,379
Speedway Motorsports, Inc.	279,025	11,155,419
		16,150,798
Environmental Controls — 1.6%
Republic Services, Inc.	121,380	3,719,083
Waste Management, Inc.	72,612	2,835,499
		6,554,582
Foods — 8.9%
ConAgra Foods, Inc.	316,909	8,512,176
Diamond Foods, Inc.	350,536	6,151,907
General Mills, Inc.	41,500	2,424,430
Heinz (H. J.) Co.	147,361	6,995,227
Kellogg Co.	45,433	2,352,975
Kraft Foods, Inc. Cl. A	275,584	9,714,336
		36,151,051
Forest Products & Paper — 0.8%
MeadWestvaco Corp.	13,008	459,443
Weyerhaeuser Co.	32,255	2,545,887
		3,005,330

	Number of Shares	Market Value
Gas — 1.0%
Piedmont Natural Gas Co., Inc.(b)	69,017	$1,701,269
WGL Holdings, Inc.(b)	76,597	2,500,126
		4,201,395
Health Care – Products — 2.9%
Beckman Coulter, Inc.(b)	45,613	2,950,249
Covidien, Ltd.	30,200	1,301,620
Symmetry Medical, Inc.(a)	460,021	7,364,936
		11,616,805
Health Care – Services — 0.4%
Universal Health Services, Inc. Cl. B	27,712	1,704,288
Home Builders — 0.4%
Winnebago Industries, Inc.(b)	53,510	1,579,615
Household Products — 2.7%
The Clorox Co.	47,153	2,928,201
Kimberly-Clark Corp.	117,606	7,866,665
		10,794,866
Insurance — 11.3%
Allstate Corp.	21,001	1,291,772
Ambac Financial Group, Inc.	86,697	7,559,111
Aspen Insurance Holdings Ltd.(b)	53,943	1,514,180
Chubb Corp.	112,833	6,108,779
Gallagher (Arthur J.) & Co.(b)	33,686	939,166
Genworth Financial, Inc. Cl. A	169,224	5,821,306
The Hartford Financial Services Group, Inc.	21,388	2,106,932
Horace Mann Educators Corp.	124,120	2,636,309
Marsh & McLennan Cos., Inc.	174,267	5,381,365
MGIC Investment Corp.(b)	217,411	12,361,989
		45,720,909
Machinery – Diversified — 1.4%
Altra Holdings, Inc.(a)	321,590	5,557,075
Mining — 1.9%
Compass Minerals International, Inc.(b)	71,511	2,478,571
Newmont Mining Corp.	137,673	5,377,507
		7,856,078

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Office Equipment/Supplies — 1.8%
Pitney Bowes, Inc.	156,801	$7,341,423
Office Furnishings — 0.8%
HNI Corp.	81,790	3,353,390
Oil & Gas — 3.2%
Apache Corp.	80,594	6,575,664
Murphy Oil Corp.	84,290	5,010,198
St. Mary Land & Exploration Co.	35,284	1,292,100
		12,877,962
Packaging & Containers — 1.9%
Bemis Co., Inc.	224,663	7,454,318
Pharmaceuticals — 0.5%
Watson Pharmaceutical, Inc.(a)	57,036	1,855,381
Pipelines — 0.6%
Equitable Resources, Inc.	50,648	2,510,115
Real Estate Investment Trusts (REITS) — 1.4%
Annaly Capital Management, Inc. REIT(b)	107,991	1,557,230
Education Realty Trust, Inc. REIT(b)	288,359	4,045,677
		5,602,907
Retail — 1.5%
Costco Wholesale Corp.	44,626	2,611,514
Lowe's Companies, Inc.	110,309	3,385,383
		5,996,897
Savings & Loans — 0.7%
Washington Federal, Inc.	108,423	2,635,763
Semiconductors — 1.6%
Applied Materials, Inc.	40,299	800,741
QLogic Corp.(a)	346,539	5,769,874
		6,570,615
Telecommunications — 2.3%
BCE, Inc.	21,788	834,571
Iowa Telecommunications Services, Inc.(b)	253,717	5,766,987
Motorola, Inc.	143,157	2,533,879
		9,135,437
Transportation — 0.6%
Heartland Express, Inc.	156,134	2,544,984
TOTAL EQUITIES (Cost $376,536,202)		388,061,722

	Number of Shares	Market Value
MUTUAL FUND — 2.1%
Investment Companies
iShares S&P MidCap 400 Index Fund	95,412	$8,504,072
TOTAL MUTUAL FUND (Cost $8,288,480)		8,504,072
TOTAL LONG TERM INVESTMENTS (Cost $384,824,682)		396,565,794
	Principal Amount
SHORT-TERM INVESTMENTS — 10.1%
Cash Equivalents — 8.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$419,105	419,105
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,047,780	1,047,780
American Beacon Money Market Fund(c)	1,175,560	1,175,560
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	785,835	785,835
Bank of America 5.270% 07/06/2007	1,047,780	1,047,780
Bank of America 5.270% 07/16/2007	209,556	209,556
Bank of America 5.270% 08/17/2007	261,945	261,945
Bank of America 5.300% 09/17/2007	523,890	523,890
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	1,047,780	1,047,780
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	261,945	261,945
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	209,556	209,556
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	157,167	157,167
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	995,391	995,391
Bank of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	576,279	576,279

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	$1,047,780	$1,047,780
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	209,556	209,556
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	523,890	523,890
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	157,167	157,167
BGI Institutional Money Market Fund(c)	681,057	681,057
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,571,669	1,571,669
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	523,890	523,890
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,571,669	1,571,669
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,047,780	1,047,780
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,047,780	1,047,780
Dreyfus Institutional Cash Advantage Money Market Fund(c)	314,334	314,334
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	77,710	77,710
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	261,945	261,945
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	261,945	261,945
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	366,723	366,723
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	261,945	261,945
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	209,556	209,556

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	$523,890	$523,890
Freddie Mac Discount Note 5.155% 07/16/2007	98,926	98,926
Freddie Mac Discount Note 5.185% 07/09/2007	51,646	51,646
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	471,501	471,501
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	523,890	523,890
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	522,812	522,812
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	785,835	785,835
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,047,780	1,047,780
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,571,669	1,571,669
Reserve Primary Money Market Fund(c)	1,040,171	1,040,171
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,047,780	1,047,780
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	261,945	261,945
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	1,047,780	1,047,780
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	157,167	157,167
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	176,001	176,001
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	733,446	733,446
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,047,780	1,047,780
Vanguard Prime Money Market Fund(c)	523,890	523,890

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	$282,900	$282,900
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,047,780	1,047,780
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	523,890	523,890
		32,344,444
Repurchase Agreements — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	8,380,737	8,380,737
TOTAL SHORT-TERM INVESTMENTS (Cost $40,725,181)		40,725,181
TOTAL INVESTMENTS — 108.1% (Cost $425,549,863)(f)		437,290,975
Other Assets/ (Liabilities) — (8.1%)		(32,825,212)
NET ASSETS — 100.0%		$404,465,763

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,383,182. Collateralized by a U.S. Government Agency obligation with a rate of 5.67%, maturity date of 12/15/2034, and an aggregate market value, including accrued interest, of $8,799,774.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 96.0%
COMMON STOCK — 96.0%
Advertising — 2.6%
Catalina Marketing Corp.	50,000	$1,575,000
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	65,900	1,867,606
Focus Media Holding Ltd. ADR (China)(a) (b)	3,300	166,650
Getty Images, Inc.(a)	1,700	81,277
Lamar Advertising Co. Cl. A	59,200	3,715,392
Omnicom Group, Inc.	5,000	264,600
WPP Group PLC Sponsored ADR (United Kingdom)(b)	3,100	231,725
		7,902,250
Aerospace & Defense — 2.3%
Alliant Techsystems, Inc.(a)	26,300	2,607,645
Empresa Brasileira de Aeronautica SA ADR (Brazil)	3,300	159,093
Rockwell Collins, Inc.	59,700	4,217,208
		6,983,946
Airlines — 0.8%
SkyWest, Inc.	6,300	150,129
Southwest Airlines Co.	159,100	2,372,181
		2,522,310
Apparel — 0.1%
Coach, Inc.(a)	7,300	345,947
Auto Manufacturers — 0.8%
Oshkosh Truck Corp.	37,000	2,328,040
Banks — 0.5%
City National Corp.	1,000	76,090
East West Bancorp, Inc.(b)	2,400	93,312
First Horizon National Corp.(b)	2,400	93,600
Northern Trust Corp.	6,400	411,136
State Street Corp.	1,200	82,080
SVB Financial Group(a) (b)	10,800	573,588
Synovus Financial Corp.	2,600	79,820
UCBH Holdings, Inc.	4,200	76,734
		1,486,360
Beverages — 0.4%
Brown-Forman Corp. Cl. B	2,500	182,700
Cott Corp.(a) (b)	60,000	863,400
		1,046,100

	Number of Shares	Market Value
Biotechnology — 1.7%
Celgene Corp.(a)	5,900	$338,247
Charles River Laboratories International, Inc.(a)	1,600	82,592
Decode Genetics, Inc.(a) (b)	9,500	35,482
Genzyme Corp.(a)	1,500	96,600
Human Genome Sciences, Inc.(a)	50,000	446,000
Illumina, Inc.(a) (b)	24,700	1,002,573
Integra LifeSciences Holdings Corp.(a) (b)	1,400	69,188
Invitrogen Corp.(a)	2,100	154,875
Martek Biosciences Corp.(a) (b)	2,500	64,925
Millipore Corp.(a) (b)	1,500	112,635
PDL BioPharma, Inc.(a)	32,000	745,600
QIAGEN NV(a) (b)	49,100	873,489
Vertex Pharmaceuticals, Inc.(a)	41,500	1,185,240
		5,207,446
Building Materials — 0.7%
American Standard Cos., Inc.	34,000	2,005,320
Genlyte Group, Inc.(a)	1,500	117,810
		2,123,130
Chemicals — 0.1%
Ecolab, Inc.	4,400	187,880
Sigma-Aldrich Corp.	1,600	68,272
The Valspar Corp.	3,000	85,230
		341,382
Coal — 1.7%
CONSOL Energy, Inc.	72,200	3,329,142
Foundation Coal Holdings, Inc.	26,500	1,076,960
Peabody Energy Corp.	16,000	774,080
		5,180,182
Commercial Services — 6.0%
Apollo Group, Inc. Cl. A(a)	3,000	175,290
Block (H&R), Inc.(b)	2,600	60,762
ChoicePoint, Inc.(a)	29,200	1,239,540
The Corporate Executive Board Co.	13,100	850,321
DeVry, Inc.	2,900	98,658
Equifax, Inc.	2,400	106,608
Fastenal Co.(b)	37,000	1,548,820
Iron Mountain, Inc.(a)	70,950	1,853,924
ITT Educational Services, Inc.(a)	1,400	164,332
Laureate Education, Inc.(a)	22,000	1,356,520

	Number of Shares	Market Value
LECG Corp.(a)	3,000	$45,330
Manpower, Inc.	31,600	2,914,784
Monster Worldwide, Inc.(a)	59,200	2,433,120
Moody's Corp.	1,100	68,420
Quanta Services, Inc.(a) (b)	40,900	1,254,403
Resources Connection, Inc.(a)	12,000	398,160
Ritchie Bros. Auctioneers, Inc.	4,200	263,004
Robert Half International, Inc.	38,300	1,397,950
SAIC, Inc.(a)	27,000	487,890
United Rentals, Inc.(a) (b)	30,000	976,200
VistaPrint Ltd.(a) (b)	2,500	95,625
Western Union	4,300	89,569
		17,879,230
Computers — 3.0%
Cadence Design Systems, Inc.(a)	3,600	79,056
Cognizant Technology Solutions Corp. Cl. A(a)	3,900	292,851
DST Systems, Inc.(a) (b)	44,200	3,501,082
FactSet Research Systems, Inc.	2,500	170,875
IHS, Inc. Cl. A(a)	18,000	828,000
Jack Henry & Associates, Inc.	51,300	1,320,975
Network Appliance, Inc.(a)	17,700	516,840
Perot Systems Corp. Cl. A(a)	6,300	107,352
Seagate Technology(b)	100,800	2,194,416
Synopsys, Inc.(a)	3,400	89,862
		9,101,309
Cosmetics & Personal Care — 0.1%
Avon Products, Inc.	9,000	330,750
Diversified Financial — 3.2%
Affiliated Managers Group, Inc.(a) (b)	1,100	141,636
BlackRock, Inc.(b)	1,100	172,249
CBOT Holdings, Inc. Cl. A(a) (b)	500	103,300
Chicago Mercantile Exchange Holdings, Inc.(b)	600	320,616
E*TRADE Financial Corp.(a)	79,900	1,764,991
Eaton Vance Corp.	60,600	2,677,308

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Federated Investors, Inc. Cl. B	2,100	$80,493
Interactive Brokers Group, Inc.(a)	24,100	653,833
Intercontinental Exchange, Inc.(a)	1,900	280,915
Janus Capital Group, Inc.	4,700	130,848
Lazard Ltd. Cl. A	7,000	315,210
Legg Mason, Inc.	5,200	511,576
Nuveen Investments, Inc. Cl. A	33,000	2,050,950
Nymex Holdings, Inc.(b)	2,600	326,638
optionsXpress Holdings, Inc.	2,600	66,716
TD Ameritrade Holding Corp.(a)	4,400	88,000
		9,685,279
Electric — 0.2%
AES Corp.(a)	12,800	280,064
Reliant Energy, Inc.(a)	11,500	309,925
		589,989
Electrical Components & Equipment — 1.2%
Ametek, Inc.	90,300	3,583,104
Electronics — 2.6%
Cogent, Inc.(a) (b)	56,400	828,516
Cymer, Inc.(a)	1,400	56,280
Dolby Laboratories, Inc. Cl. A(a)	46,500	1,646,565
FLIR Systems, Inc.(a) (b)	54,200	2,506,750
Garmin Ltd.(b)	11,000	813,670
Gentex Corp.(b)	3,900	76,791
II-VI, Inc.(a)	2,700	73,359
Jabil Circuit, Inc.	61,500	1,357,305
National Instruments Corp.	2,400	78,168
Thermo Fisher Scientific, Inc.(a)	1,900	98,268
Waters Corp.(a)	3,500	207,760
		7,743,432
Energy – Alternate Sources — 1.0%
First Solar, Inc.(a) (b)	19,000	1,696,510
SunPower Corp. Cl. A(a) (b)	19,000	1,197,950
		2,894,460
Engineering & Construction — 0.3%
Fluor Corp.	3,200	356,384
Foster Wheeler Ltd.(a)	2,400	256,776
McDermott International, Inc.(a)	4,500	374,040
		987,200

	Number of Shares	Market Value
Entertainment — 1.5%
DreamWorks Animation SKG, Inc. Cl. A(a)	32,800	$945,952
International Game Technology	66,000	2,620,200
Pinnacle Entertainment, Inc.(a)	26,000	731,900
Shuffle Master, Inc.(a) (b)	5,900	97,940
		4,395,992
Environmental Controls — 0.1%
Republic Services, Inc.	5,650	173,116
Stericycle, Inc.(a) (b)	4,500	200,070
		373,186
Foods — 0.6%
The Hershey Co.(b)	4,000	202,480
McCormick & Co., Inc.	4,800	183,264
Whole Foods Market, Inc.(b)	27,000	1,034,100
Wrigley (Wm.) Jr. Co.(b)	4,800	265,488
		1,685,332
Health Care – Products — 2.7%
American Medical Systems Holdings, Inc.(a) (b)	3,800	68,552
ArthoCare Corp.(a)	1,300	57,083
Bard (C.R.), Inc.	17,100	1,412,973
Becton, Dickinson & Co.	1,300	96,850
Dade Behring Holdings, Inc.	2,000	106,240
Dentsply International, Inc.	2,500	95,650
Edwards Lifesciences Corp.(a)	47,000	2,318,980
Gen-Probe, Inc.(a)	25,800	1,558,836
Henry Schein, Inc.(a)	11,300	603,759
Hologic, Inc.(a) (b)	2,400	132,744
Intuitive Surgical, Inc.(a) (b)	800	111,016
Kyphon, Inc.(a)	1,800	86,670
Patterson Cos., Inc.(a)	1,800	67,086
Resmed, Inc.(a)	17,200	709,672
Respironics, Inc.(a)	2,900	123,511
St. Jude Medical, Inc.(a) (b)	7,700	319,473
Techne Corp.(a)	2,600	148,746
Varian Medical Systems, Inc.(a)	2,600	110,526
Zimmer Holdings, Inc.(a)	1,000	84,890
		8,213,257
Health Care – Services — 3.7%
Community Health Systems, Inc.(a)	43,000	1,739,350

	Number of Shares	Market Value
Coventry Health Care, Inc.(a)	18,500	$1,066,525
DaVita, Inc.(a) (b)	16,600	894,408
Health Management Associates, Inc. Cl. A(b)	62,800	713,408
Health Net, Inc.(a)	32,900	1,737,120
Healthways, Inc.(a) (b)	2,400	113,688
Humana, Inc.(a)	10,800	657,828
Laboratory Corp. of America Holdings(a) (b)	2,400	187,824
Lincare Holdings, Inc.(a) (b)	3,600	143,460
Manor Care, Inc.(b)	57,600	3,760,704
Quest Diagnostics, Inc.	2,600	134,290
		11,148,605
Home Builders — 0.2%
Centex Corp.(b)	2,000	80,200
KB Home(b)	1,800	70,866
Lennar Corp. Cl. A(b)	2,200	80,432
Meritage Homes Corp.(a) (b)	1,100	29,425
Pulte Homes, Inc.	2,400	53,880
Thor Industries, Inc.(b)	2,200	99,308
Toll Brothers, Inc.(a) (b)	2,300	57,454
Winnebago Industries, Inc.	2,500	73,800
		545,365
Home Furnishing — 1.4%
Harman International Industries, Inc.	35,500	4,146,400
Household Products — 0.1%
Avery Dennison Corp.	1,700	113,016
The Clorox Co.	2,900	180,090
		293,106
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	2,200	204,710
Insurance — 2.0%
Ambac Financial Group, Inc.	2,300	200,537
Aon Corp.	2,800	119,308
Arch Capital Group Ltd.(a)	1,900	137,826
Assurant, Inc.	30,000	1,767,600
Axis Capital Holdings Ltd.	49,900	2,028,435
Brown & Brown, Inc.	3,100	77,934
Cigna Corp.	3,300	172,326
Markel Corp.(a)	200	96,912
Marsh & McLennan Cos., Inc.(b)	3,000	92,640
MBIA, Inc.(b)	2,000	124,440
OneBeacon Insurance Group Ltd.	3,200	81,056
Principal Financial Group, Inc.	17,000	990,930

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
RenaissanceRe Holdings Ltd.	1,500	$92,985
Willis Group Holdings Ltd.	2,100	92,526
		6,075,455
Internet — 4.8%
Amazon.com, Inc.(a) (b)	70,100	4,795,541
Baidu.com ADR (China)(a) (b)	1,000	167,980
Checkfree Corp.(a) (b)	45,800	1,841,160
CNET Networks, Inc.(a) (b)	133,000	1,089,270
Digital River, Inc.(a)	17,600	796,400
F5 Networks, Inc.(a)	2,900	233,740
McAfee, Inc.(a)	39,500	1,390,400
Sina Corp.(a)	2,800	117,208
Symantec Corp.(a)	5,900	119,180
VeriSign, Inc.(a)	116,800	3,706,064
		14,256,943
Iron & Steel — 0.1%
Carpenter Technology Corp.	2,800	364,868
Leisure Time — 0.2%
Harley-Davidson, Inc.(b)	5,100	304,011
Royal Caribbean Cruises Ltd.(b)	2,100	90,258
WMS Industries, Inc.(a) (b)	3,600	103,896
		498,165
Lodging — 0.9%
Boyd Gaming Corp.	1,600	78,704
Choice Hotels International, Inc.	3,800	150,176
Gaylord Entertainment Co.(a)	17,000	911,880
Hilton Hotels Corp.	8,500	284,495
Marriott International, Inc. Cl. A	4,800	207,552
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	3,900	48,984
Starwood Hotels & Resorts Worldwide, Inc.	3,900	261,573
Wynn Resorts Ltd.(b)	9,800	878,962
		2,822,326
Machinery – Construction & Mining — 0.1%
Joy Global, Inc.	3,200	186,656
Machinery – Diversified — 0.2%
Graco, Inc.	4,000	161,120
IDEX Corp.	8,350	321,809
Zebra Technologies Corp. Cl. A(a)	1,900	73,606
		556,535

	Number of Shares	Market Value
Manufacturing — 2.6%
Danaher Corp.	15,000	$1,132,500
Donaldson Co., Inc.	3,200	113,760
ITT Corp.	29,400	2,007,432
Pall Corp.	2,400	110,376
Roper Industries, Inc.(b)	78,800	4,499,480
		7,863,548
Media — 2.8%
Cablevision Systems Corp. Cl. A(a)	41,100	1,487,409
Discovery Holding Co. Cl. A(a)	88,000	2,023,120
The McGraw-Hill Companies, Inc.	1,300	88,504
Meredith Corp.	1,100	67,760
Rogers Communications, Inc. Cl. B(b)	77,000	3,271,730
Salem Communications Corp. Cl. A	2,000	22,180
The Scripps (E.W.) Co. Cl. A	1,600	73,104
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	121,000	1,424,170
		8,457,977
Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,500	424,760
Mining — 0.8%
Agnico-Eagle Mines Ltd.(b)	33,200	1,211,800
Teck Cominco Ltd. Cl. B	28,000	1,190,000
		2,401,800
Office Furnishings — 0.0%
HNI Corp.	2,100	86,100
Oil & Gas — 3.3%
Bill Barrett Corp.(a) (b)	2,700	99,441
CNX Gas Corp.(a) (b)	41,000	1,254,600
Compton Petroleum Corp.(a)	4,800	47,760
Diamond Offshore Drilling, Inc.(b)	1,000	101,560
EOG Resources, Inc.	43,000	3,141,580
Mariner Energy, Inc.(a)	4,200	101,850
Murphy Oil Corp.	34,800	2,068,512
Nabors Industries Ltd.(a) (b)	2,900	96,802
Ultra Petroleum Corp.(a)	1,900	104,956
XTO Energy, Inc.	47,100	2,830,710
		9,847,771
Oil & Gas Services — 4.7%
BJ Services Co.	97,800	2,781,432
Cameron International Corp.(a)	31,900	2,279,893
Core Laboratories N.V.(a)	2,300	233,887

	Number of Shares	Market Value
FMC Technologies, Inc.(a) (b)	33,500	$2,653,870
Grant Prideco, Inc.(a)	6,400	344,512
Smith International, Inc.	73,900	4,333,496
TETRA Technologies, Inc.(a)	44,300	1,249,260
Weatherford International Ltd.(a)	3,500	193,340
		14,069,690
Packaging & Containers — 0.0%
Sealed Air Corp.	3,800	117,876
Pharmaceuticals — 6.1%
Alkermes, Inc.(a) (b)	59,500	868,700
Allergan, Inc.	6,400	368,896
Amylin Pharmaceuticals, Inc.(a) (b)	26,200	1,078,392
Barr Pharmaceuticals, Inc.(a)	50,000	2,511,500
Cephalon, Inc.(a) (b)	46,500	3,738,135
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	121,700	2,668,881
Express Scripts, Inc.(a)	6,200	310,062
Gilead Sciences, Inc.(a)	14,000	542,780
Medarex, Inc.(a) (b)	27,600	394,404
Medco Health Solutions, Inc.(a)	1,400	109,186
Medicis Pharmaceutical Corp. Cl. A(b)	22,000	671,880
Mylan Laboratories, Inc.(b)	39,000	709,410
Omnicare, Inc.	19,000	685,140
OSI Pharmaceuticals, Inc.(a) (b)	19,000	687,990
Sepracor, Inc.(a) (b)	25,400	1,041,908
Theravance, Inc.(a)	26,000	832,000
Valeant Pharmaceuticals International	65,000	1,084,850
		18,304,114
Pipelines — 0.1%
The Williams Cos., Inc.	9,300	294,066
Retail — 6.9%
Advance Auto Parts, Inc.	41,200	1,669,836
AnnTaylor Stores Corp.(a)	2,400	85,008
Bed Bath & Beyond, Inc.(a)	52,900	1,903,871
Best Buy Co., Inc.	27,000	1,260,090
Carmax, Inc.(a) (b)	62,000	1,581,000
The Cheesecake Factory(a) (b)	39,400	966,088
Chipotle Mexican Grill, Inc. Cl. B(a)	21,000	1,651,230
Dick's Sporting Goods, Inc.(a) (b)	1,500	87,255

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Family Dollar Stores, Inc.	3,700	$126,984
Men's Wearhouse, Inc.	2,100	107,247
MSC Industrial Direct Co. Cl. A	6,000	330,000
O'Reilly Automotive, Inc.(a)	55,600	2,032,180
P.F. Chang's China Bistro, Inc.(a) (b)	18,000	633,600
Panera Bread Co. Cl. A(a) (b)	8,000	368,480
Petsmart, Inc.	80,900	2,625,205
Ross Stores, Inc.	4,800	147,840
Shoppers Drug Mart Corp. CAD	27,000	1,264,948
Staples, Inc.	6,200	147,126
Tiffany & Co.	5,200	275,912
Tim Hortons, Inc.	38,900	1,196,175
The TJX Cos., Inc.	9,400	258,500
Tractor Supply Co.(a) (b)	1,600	83,280
Under Armour, Inc. Cl. A(a)	10,000	456,500
Urban Outfitters, Inc.(a)	3,500	84,105
Williams-Sonoma, Inc.(b)	34,600	1,092,668
Yum! Brands, Inc.	10,600	346,832
		20,781,960
Semiconductors — 6.3%
Altera Corp.	86,100	1,905,393
Analog Devices, Inc.	8,500	319,940
Broadcom Corp. Cl. A(a)	5,400	157,950
Fairchild Semiconductor International, Inc.(a)	50,200	969,864
Integrated Device Technology, Inc.(a)	6,100	93,147
Intersil Corp. Cl. A(b)	78,800	2,479,048
KLA-Tencor Corp.	1,600	87,920
Lam Research Corp.(a)	1,900	97,660
Linear Technology Corp.(b)	10,600	383,508
Marvell Technology Group Ltd.(a)	129,200	2,352,732
Maxim Integrated Products, Inc.	9,400	314,054
MEMC Electronic Materials, Inc.(a)	2,300	140,576
Microchip Technology, Inc.	54,300	2,011,272
National Semiconductor Corp.(b)	8,900	251,603
ON Semiconductor Corp.(a) (b)	114,000	1,222,080
PMC-Sierra, Inc.(a) (b)	157,000	1,213,610
QLogic Corp.(a)	8,200	136,530
Silicon Laboratories, Inc.(a)	4,400	152,284
Spansion LLC Cl. A(a) (b)	45,000	499,500
Teradyne, Inc.(a) (b)	101,800	1,789,644
Xilinx, Inc.(b)	84,900	2,272,773
		18,851,088

	Number of Shares	Market Value
Software — 5.0%
Activision, Inc.(a)	9,400	$175,498
American Reprographics Co.(a) (b)	5,900	181,661
Autodesk, Inc.(a)	42,600	2,005,608
Avid Technology, Inc.(a) (b)	36,200	1,279,670
Cerner Corp.(a) (b)	17,000	942,990
Citrix Systems, Inc.(a)	3,800	127,946
Cognos, Inc.(a)	1,700	67,439
Dun & Bradstreet Corp.	1,700	175,066
Electronic Arts, Inc.(a)	5,500	260,260
Fidelity National Information Services, Inc.	1,500	81,420
Fiserv, Inc.(a)	2,300	130,640
Global Payments, Inc.	49,400	1,958,710
Intuit, Inc.(a)	38,100	1,146,048
MoneyGram International, Inc.	39,500	1,104,025
NAVTEQ Corp.(a) (b)	49,800	2,108,532
Paychex, Inc.	9,600	375,552
Red Hat, Inc.(a) (b)	80,800	1,800,224
Salesforce.com, Inc.(a) (b)	14,100	604,326
Satyam Computer Services Ltd. ADR (India)	8,400	207,984
SEI Investments Co.	3,600	104,544
THQ, Inc.(a) (b)	3,000	91,560
		14,929,703
Telecommunications — 8.4%
ADTRAN, Inc.	20,000	519,400
Amdocs Ltd.(a)	63,000	2,508,660
American Tower Corp. Cl. A(a)	79,500	3,339,000
Ciena Corp.(a)	31,000	1,120,030
Comverse Technology, Inc.(a)	32,000	667,200
Crown Castle International Corp.(a) (b)	100,800	3,656,016
Foundry Networks, Inc.(a)	5,700	94,962
Harris Corp.	44,000	2,400,200
Juniper Networks, Inc.(a) (b)	139,700	3,516,249
Leap Wireless International, Inc.(a)	37,400	3,160,300
MetroPCS Communications, Inc.(a)	48,600	1,605,744
NeuStar, Inc. Cl. A(a)	3,800	110,086
NII Holdings, Inc. Cl. B(a) (b)	3,900	314,886
SBA Communications Corp. Cl. A(a)	34,900	1,172,291
Time Warner Telecom, Inc. Cl. A(a)	47,000	944,700
		25,129,724

	Number of Shares	Market Value
Textiles — 0.0%
Cintas Corp.	3,000	$118,290
Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	4,400	231,088
Expeditors International of Washington, Inc.	5,200	214,760
Landstar System, Inc.	5,000	241,250
UTI Worldwide, Inc.(b)	66,900	1,792,251
		2,479,349
TOTAL EQUITIES (Cost $256,115,484)		288,186,563
	Principal Amount
SHORT-TERM INVESTMENTS — 27.9%
Cash Equivalents — 23.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$910,601	910,601
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	2,276,503	2,276,503
American Beacon Money Market Fund(c)	2,554,132	2,554,132
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	1,707,377	1,707,377
Bank of America 5.270% 07/06/2007	2,276,503	2,276,503
Bank of America 5.270% 07/16/2007	455,301	455,301
Bank of America 5.270% 08/17/2007	569,126	569,126
Bank of America 5.300% 09/17/2007	1,138,252	1,138,252
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	2,276,503	2,276,503
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	569,126	569,126
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	455,301	455,301
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	341,475	341,475
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	2,162,672	2,162,672

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	$1,252,077	$1,252,077
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	2,276,503	2,276,503
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	455,301	455,301
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	1,138,252	1,138,252
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	341,475	341,475
BGI Institutional Money Market Fund(c)	1,479,727	1,479,727
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	3,414,754	3,414,754
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	1,138,252	1,138,252
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	3,414,754	3,414,754
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	2,276,503	2,276,503
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	2,276,503	2,276,503
Dreyfus Institutional Cash Advantage Money Market Fund(c)	682,951	682,951
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	168,840	168,840
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	569,126	569,126
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	569,126	569,126
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	796,776	796,776
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	569,126	569,126
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	455,301	455,301

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	$1,138,252	$1,138,252
Freddie Mac Discount Note 5.155% 07/16/2007	214,937	214,937
Freddie Mac Discount Note 5.185% 07/09/2007	112,210	112,210
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	1,024,426	1,024,426
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	1,138,252	1,138,252
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	1,135,910	1,135,910
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	1,707,377	1,707,377
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	2,276,503	2,276,503
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	3,414,754	3,414,754
Reserve Primary Money Market Fund(c)	2,259,973	2,259,973
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	2,276,503	2,276,503
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	569,126	569,126
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	2,276,503	2,276,503
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	341,475	341,475
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	382,397	382,397
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	1,593,552	1,593,552
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	2,276,503	2,276,503
Vanguard Prime Money Market Fund(c)	1,138,252	1,138,252
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	614,655	614,655

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	$2,276,503	$2,276,503
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	1,138,252	1,138,252
		70,274,534
Repurchase Agreements — 4.5%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	13,284,154	13,284,154
TOTAL SHORT-TERM INVESTMENTS (Cost $83,558,688)		83,558,688
TOTAL INVESTMENTS — 123.9% (Cost $339,674,172)(f)		371,745,251
Other Assets/ (Liabilities) — (23.9%)		(71,601,511)
NET ASSETS — 100.0%		$300,143,740

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $13,288,029. Collateralized by a US Government Obligation with a rate of 5.87%, maturity date of 1/25/2033, and an aggregate market value, including accrued interest, of $13,948,362.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Aerospace & Defense — 0.3%
Aerovironment, Inc.(a)	5,000	$103,050
Herley Industries, Inc.(a)	6,700	109,679
Sequa Corp. Cl. A(a)	4,500	504,000
		716,729
Agriculture — 1.6%
Alliance One International, Inc.(a)	149,100	1,498,455
Universal Corp.	36,400	2,217,488
		3,715,943
Airlines — 0.2%
ExpressJet Holdings, Inc.(a)	41,700	249,366
Pinnacle Airlines Corp.(a) (b)	6,800	127,500
		376,866
Apparel — 1.6%
Kellwood Co.(b)	74,138	2,084,761
Perry Ellis International, Inc.(a)	47,155	1,516,976
		3,601,737
Auto Manufacturers — 0.1%
Force Protection, Inc.(a)	10,800	222,912
Automotive & Parts — 2.4%
American Axle & Manufacturing Holdings, Inc.(b)	52,800	1,563,936
ArvinMeritor, Inc.(b)	8,800	195,360
Cooper Tire & Rubber Co.	101,300	2,797,906
Lear Corp.(a)	1,700	60,537
Standard Motor Products, Inc.	8,800	132,264
Visteon Corp.(a)	108,000	874,800
		5,624,803
Banks — 8.9%
Associated Banc-Corp	10,300	336,810
Banco Latinoamericano de Exportaciones SA Cl. E	36,300	682,440
Bank Mutual Corp.	102,925	1,186,725
Banner Corp.	9,300	316,758
Cascade Bancorp(b)	34,898	807,540
Central Pacific Financial Corp.	59,700	1,970,697

	Number of Shares	Market Value
Chemical Financial Corp.(b)	1,600	$41,392
Chittenden Corp.	59,729	2,087,529
City National Corp.	300	22,827
Community Bancorp NV(a)	10,500	293,790
East West Bancorp, Inc.(b)	37,700	1,465,776
First Community Bancshares, Inc.	1,000	31,190
First Merchants Corp.	1,300	31,239
First Regional Bancorp/ Los Angeles, CA(a)	18,700	475,728
Frontier Financial Corp.(b)	48,950	1,102,843
Greater Bay Bancorp	15,414	429,126
Hanmi Financial Corp.	140,119	2,390,430
Heartland Financial USA, Inc.(b)	13,914	338,110
Horizon Financial Corp.	3,887	84,698
Intervest Bancshares Corp.	5,135	144,602
Omega Financial Corp.	1,600	43,024
Pinnacle Financial Partners, Inc.(a)	1,500	44,040
Preferred Bank/Los Angeles, CA	46,574	1,862,960
The South Financial Group, Inc.	11,900	269,416
Southwest Bancorp, Inc.	10,500	252,420
Susquehanna Bancshares, Inc.	6,900	154,353
TriCo Bancshares	953	21,309
Umpqua Holdings Corp.	146,538	3,445,108
Vineyard National Bancorp Co.(b)	9,525	218,789
		20,551,669
Biotechnology — 1.8%
Celera Genomics Group - Applera Corp.(a)	38,900	482,360
Millennium Pharmaceuticals, Inc.(a)	133,524	1,411,349
Savient Pharmaceuticals, Inc.(a)	172,900	2,147,418
		4,041,127
Chemicals — 4.4%
CF Industries Holdings, Inc.(b)	85,400	5,114,606
Innospec, Inc.	17,876	1,058,438
OM Group, Inc.(a)	20,900	1,106,028
Sensient Technologies Corp.	11,300	286,907
Stepan Co.	1,967	59,561
Terra Industries, Inc.(a) (b)	97,900	2,488,618
Tronox, Inc. Cl. B	300	4,215
		10,118,373

	Number of Shares	Market Value
Commercial Services — 5.4%
ABM Industries, Inc.(b)	101,900	$2,630,039
Albany Molecular Research, Inc.(a)	13,600	201,960
Bowne & Co., Inc.	43,500	848,685
CorVel Corp.(a)	19,363	506,149
CPI Corp.	34,279	2,382,390
Deluxe Corp.(b)	5,100	207,111
DynCorp International, Inc.(a)	7,900	173,721
Gartner Group, Inc.(a)	1,800	44,262
Integrated Electrical Services, Inc.(a)	4,700	154,959
ITT Educational Services, Inc.(a)	6,700	786,446
PharmaNet Development Group, Inc.(a)	8,300	264,604
Pre-Paid Legal Services, Inc.(a) (b)	17,000	1,093,270
QC Holdings, Inc.(b)	3,000	45,000
Spherion Corp.(a)	196,584	1,845,924
Stanley, Inc.(a)	2,300	40,526
TeleTech Holdings, Inc.(a)	7,700	250,096
Volt Information Sciences, Inc.(a) (b)	55,153	1,017,021
		12,492,163
Communications — 0.8%
Andrew Corp.(a) (b)	133,200	1,923,408
Computer Related Services — 0.2%
Ingram Micro, Inc. Cl. A(a)	17,900	388,609
Computers — 1.9%
Agilysys, Inc.	46,600	1,048,500
Ansoft Corp.(a)	28,408	837,752
Ciber, Inc.(a)	101,600	831,088
Covansys Corp.(a)	3,300	111,969
Manhattan Associates, Inc.(a)	14,200	396,322
Mentor Graphics Corp.(a)	24,000	316,080
Netscout Systems, Inc.(a)	8,876	76,955
Silicon Storage Technology, Inc.(a)	16,700	62,291
Synopsys, Inc.(a)	28,500	753,255
		4,434,212
Computers & Information — 0.3%
Tech Data Corp.(a)	16,123	620,091
Diversified Financial — 1.8%
AmeriCredit Corp.(a) (b)	3,300	87,615
Cohen & Steers, Inc.	8,200	356,290

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cowen Group, Inc.(a)	13,000	$232,830
Federated Investors, Inc. Cl. B	1,900	72,827
GAMCO Investors, Inc. Cl. A	6,500	364,325
Janus Capital Group, Inc.(b)	29,200	812,928
Piper Jaffray Cos.(a)	7,900	440,267
SWS Group, Inc.	7,916	171,144
World Acceptance Corp.(a)	35,478	1,515,975
		4,054,201
Electric — 3.1%
Alliant Energy Corp.	400	15,540
Northeast Utilities	20,400	578,544
Portland General Electric Co.	20,600	565,264
Reliant Energy, Inc.(a)	127,400	3,433,430
UIL Holdings Corp.	2,416	79,970
Westar Energy, Inc.	102,200	2,481,416
		7,154,164
Electrical Components & Equipment — 2.8%
Advanced Energy Industries, Inc.(a)	35,100	795,366
Belden, Inc.	60,641	3,356,479
Energizer Holdings, Inc.(a)	4,700	468,120
Superior Essex, Inc.(a)	49,706	1,856,519
		6,476,484
Electronics — 1.1%
Analogic Corp.	1,900	139,669
Avnet, Inc.(a) (b)	15,000	594,600
II-VI, Inc.(a)	5,300	144,001
Methode Electronics, Inc.	21,600	338,040
Mettler-Toledo International, Inc.(a)	3,000	286,530
Varian, Inc.(a)	18,800	1,030,804
Woodward Governor Co.	800	42,936
		2,576,580
Energy — 0.1%
SEMCO Energy, Inc.(a)	21,100	163,947
Engineering & Construction — 1.3%
Emcor Group, Inc.(a)	29,500	2,150,550
Perini Corp.(a)	13,000	799,890
		2,950,440
Environmental Controls — 0.1%
Metal Management, Inc.	6,900	304,083
Foods — 2.3%
Chiquita Brands International, Inc.(a) (b)	36,000	682,560
Dean Foods Co.	4,800	152,976
Fresh Del Monte Produce, Inc.	3,400	85,170
Imperial Sugar Co.(b)	1,600	49,264

	Number of Shares	Market Value
Ingles Markets, Inc. Cl. A	18,230	$628,023
Nash Finch Co.	8,400	415,800
Performance Food Group Co.(a)	60,400	1,962,396
Seaboard Corp.(b)	562	1,317,890
		5,294,079
Forest Products & Paper — 1.7%
Buckeye Technologies, Inc.(a)	37,700	583,219
Domtar Corp.(a)	67,200	749,952
Rock-Tenn Co. Cl. A	64,227	2,037,280
United Stationers, Inc.(a)	8,700	579,768
		3,950,219
Gas — 0.2%
Northwest Natural Gas Co.	1,000	46,190
WGL Holdings, Inc.	11,000	359,040
		405,230
Hand & Machine Tools — 0.3%
Baldor Electric Co.	16,400	808,192
Health Care – Products — 0.7%
Align Technology, Inc.(a) (b)	6,000	144,960
CONMED Corp.(a)	14,000	409,920
Xtent, Inc.(b)	9,900	99,000
Zoll Medical Corp.(a)	38,800	865,628
		1,519,508
Health Care – Services — 1.7%
Apria Healthcare Group, Inc.(a) (b)	53,200	1,530,564
Kindred Healthcare, Inc.(a)	51,300	1,575,936
Medcath Corp.(a)	24,800	788,640
Molina Healthcare, Inc.(a)	3,469	105,874
		4,001,014
Home Builders — 0.4%
AMREP Corp.(b)	17,660	839,733
Coachmen Industries, Inc.	4,400	42,504
		882,237
Home Furnishing — 0.0%
La-Z-Boy, Inc.(b)	200	2,292
Household Products — 0.7%
American Greetings Corp. Cl. A	57,801	1,637,502
Insurance — 6.9%
ACA Capital Holdings, Inc.(a) (b)	10,000	119,000
Alleghany Corp.(a)	4,650	1,890,225

	Number of Shares	Market Value
American Physicians Capital, Inc.(a)	24,000	$972,000
Aspen Insurance Holdings Ltd.(b)	59,500	1,670,165
Assured Guaranty Ltd.	50,900	1,504,604
IPC Holdings Ltd.	52,400	1,691,996
Landamerica Financial Group, Inc.(b)	7,700	742,973
Max Capital Group Ltd.	38,300	1,083,890
Meadowbrook Insurance Group, Inc.(a)	78,858	864,284
NYMAGIC, Inc.	12,600	506,520
Odyssey Re Holdings Corp.	50,500	2,165,945
The Phoenix Companies, Inc.	400	6,004
The PMI Group, Inc.	4,900	218,883
Reinsurance Group of America, Inc.	31,800	1,915,632
SeaBright Insurance Holdings(a)	22,858	399,558
Transatlantic Holdings, Inc.	1,200	85,356
		15,837,035
Internet — 3.1%
Authorize.Net Holdings, Inc.(a)	51,747	925,754
Blue Nile, Inc.(a) (b)	7,000	422,800
Chordiant Software, Inc.(a)	19,000	297,540
CMGI, Inc.(a)	233,100	454,545
Interwoven, Inc.(a)	190,360	2,672,654
RealNetworks, Inc.(a)	141,018	1,152,117
S1 Corp.(a)	15,600	124,644
SonicWALL, Inc.(a)	69,912	600,544
United Online, Inc.	3,700	61,013
Vignette Corp.(a)	25,400	486,664
		7,198,275
Investment Companies — 0.3%
Capital Southwest Corp.(b)	3,800	592,002
Iron & Steel — 1.1%
Cleveland-Cliffs, Inc.(b)	11,400	885,438
Ryerson, Inc.(b)	44,700	1,682,955
Schnitzer Steel Industries, Inc. Cl. A	900	43,146
		2,611,539
Leisure Time — 0.4%
Polaris Industries, Inc.(b)	16,800	909,888
Machinery – Diversified — 1.5%
AGCO Corp.(a)	6,400	277,824
Gerber Scientific, Inc.(a)	14,700	170,814
NACCO Industries, Inc. Cl. A	10,378	1,613,675
Robbins & Myers, Inc.(b)	24,900	1,322,937
		3,385,250

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 0.7%
AZZ, Inc.(a)	3,100	$104,315
Crane Co.	100	4,545
EnPro Industries, Inc.(a)	8,304	355,328
SPX Corp.	700	61,467
Tredegar Corp.	47,653	1,015,009
		1,540,664
Media — 1.4%
Belo Corp. Cl. A	109,700	2,258,723
Cox Radio, Inc. Cl. A(a)	44,811	638,109
Journal Communications, Inc. Cl. A	24,500	318,745
		3,215,577
Medical Supplies — 0.1%
Cynosure, Inc. Cl. A(a)	3,400	123,862
Metal Fabricate & Hardware — 0.1%
Mueller Industries, Inc.	5,100	175,644
Metals & Mining — 0.0%
Wheeling-Pittsburgh Corp.(a)	3,900	74,217
Mining — 2.3%
Brush Engineered Materials, Inc.(a) (b)	10,300	432,497
Usec, Inc.(a) (b)	215,797	4,743,218
		5,175,715
Office Equipment/Supplies — 1.2%
Ikon Office Solutions, Inc.(b)	176,890	2,761,253
Oil & Gas — 2.0%
Holly Corp.	15,028	1,114,927
Parker Drilling Co.(a)	1,100	11,594
Rosetta Resources, Inc.(a)	30,700	661,278
Swift Energy Co.(a) (b)	37,667	1,610,641
Western Refining, Inc.	19,800	1,144,440
		4,542,880
Oil & Gas Services — 0.5%
T-3 Energy Services, Inc.(a)	300	10,035
Trico Marine Services, Inc.(a) (b)	27,000	1,103,760
		1,113,795
Packaging & Containers — 0.0%
AEP Industries, Inc.(a)	1,300	58,513
Pharmaceuticals — 1.2%
Caraco Pharmaceutical Laboratories Ltd.(a)	11,500	174,570
NBTY, Inc.(a)	40,800	1,762,560
Pharmion Corp.(a)	4,000	115,800
Pozen, Inc.(a)	9,700	175,279
Watson Pharmaceutical, Inc.(a)	15,500	504,215
		2,732,424

	Number of Shares	Market Value
Pipelines — 0.4%
Oneok, Inc.	16,300	$821,683
Real Estate — 0.6%
Jones Lang Lasalle, Inc.	11,549	1,310,811
Real Estate Investment Trusts (REITS) — 8.9%
Agree Realty Corp. REIT	5,700	178,125
Anthracite Capital, Inc.(b)	233,654	2,733,752
Arbor Realty Trust, Inc.	51,200	1,321,472
Crystal River Capital, Inc.	54,000	1,311,120
Entertainment Properties Trust	52,333	2,814,469
Equity One, Inc.	27,200	694,960
Gramercy Capital Corp.	29,700	817,938
HRPT Properties Trust	164,100	1,706,640
JER Investors Trust, Inc.(b)	37,130	556,950
Medical Properties Trust, Inc.(b)	120,391	1,592,773
NorthStar Realty Finance Corp. REIT(b)	91,100	1,139,661
Potlatch Corp.	3,800	163,590
RAIT Financial Trust(b)	51,000	1,327,020
Redwood Trust, Inc.(b)	34,966	1,691,655
Resource Capital Corp.	38,600	539,628
Senior Housing Properties Trust	84,800	1,725,680
Weingarten Realty Investors REIT	400	16,440
Winston Hotels, Inc.	1,700	25,500
		20,357,373
Retail — 5.7%
Applebee's International, Inc.	5,600	134,960
Asbury Automotive Group, Inc.	74,711	1,864,039
Bell Microproducts, Inc.(a)	11,400	74,328
Big Lots, Inc.(a)	24,650	725,203
Brown Shoe Co., Inc.	23,215	564,589
Cash America International, Inc.	5,277	209,233
CEC Entertainment, Inc.(a)	29,167	1,026,678
EZCORP, Inc. Cl. A(a)	17,000	225,080
Jack in the Box, Inc.(a)	29,525	2,094,503
Jo-Ann Stores, Inc.(a)	93,800	2,666,734
O'Charley's, Inc.	68,392	1,378,783
RadioShack Corp.(b)	2,300	76,222
Sonic Automotive, Inc.	72,200	2,091,634
Systemax, Inc.(b)	3,000	62,430
		13,194,416
Savings & Loans — 3.4%
Bankfinancial Corp.	36,600	565,470
Downey Financial Corp.(b)	40,198	2,652,264

	Number of Shares	Market Value
Partners Trust Financial Group, Inc.	96,500	$1,013,250
PFF Bancorp, Inc.	2,800	78,204
Provident Financial Services, Inc.(b)	213,100	3,358,456
WSFS Financial Corp.	1,000	65,430
		7,733,074
Semiconductors — 1.2%
Atmel Corp.(a)	62,500	347,500
Brooks Automation, Inc.(a)	9,800	177,870
Exar Corp.(a)	31,117	416,968
Intersil Corp. Cl. A	6,200	195,052
Lattice Semiconductor Corp.(a)	200	1,144
Novellus Systems, Inc.(a)	200	5,674
Skyworks Solutions, Inc.(a)	231,800	1,703,730
		2,847,938
Software — 1.1%
Captaris, Inc.(a)	76,509	391,726
Double-Take Software, Inc.(a)	12,300	201,843
Fair Isaac Corp.	11,000	441,320
JDA Software Group, Inc.(a)	100	1,963
MicroStrategy, Inc. Cl. A(a)	6,083	574,783
Pegasystems, Inc.	20,400	222,972
SYNNEX Corp.(a)	26,300	542,043
Total System Services, Inc.(b)	4,000	118,040
		2,494,690
Telecommunications — 3.8%
Carrier Access Corp.(a)	17,010	79,777
C-COR, Inc.(a) (b)	72,900	1,024,974
Consolidated Communications Holdings, Inc.	600	13,560
CT Communications, Inc.	14,409	439,619
Ditech Networks, Inc.(a)	8,391	68,722
EMS Technologies, Inc.(a)	10,800	238,248
Golden Telecom, Inc.(b)	200	11,002
IDT Corp. Cl. B(b)	31,100	320,952
Loral Space & Communications(a)	11,300	556,864
Novatel Wireless, Inc.(a)	45,700	1,189,114
NTELOS Holdings Corp.	25,700	710,348
PAETEC Holding Corp.(a)	56,400	636,756
Polycom, Inc.(a) (b)	33,600	1,128,960
Premiere Global Services, Inc.(a)	15,700	204,414
RF Micro Devices, Inc.(a) (b)	5,800	36,192
Surewest Communications	1,600	43,584
Tekelec(a)	1,300	18,746

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
USA Mobility, Inc.(a)	37,600	$1,006,176
UTStarcom, Inc.(a) (b)	173,119	971,198
		8,699,206
Telephone Utilities — 0.1%
Rural Cellular Corp. Cl. A(a)	3,300	144,573
Transportation — 2.2%
General Maritime Corp.(b)	22,900	613,262
Gulfmark Offshore, Inc.(a)	30,800	1,577,576
Overseas Shipholding Group, Inc.	5,896	479,934
P.A.M. Transportation Services, Inc.(a)	11,100	202,908
Saia, Inc.(a)	35,530	968,548
Ship Finance International Ltd.	38,500	1,142,680
U.S. Xpress Enterprises, Inc. Cl. A(a)	7,163	133,089
		5,117,997
Trucking & Leasing — 0.0%
Interpool, Inc.	2,600	69,940
TOTAL EQUITIES (Cost $216,774,683)		225,849,048
	Principal Amount
SHORT-TERM INVESTMENTS — 24.9%
Cash Equivalents — 23.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$704,074	704,074
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,760,184	1,760,184
American Beacon Money Market Fund(c)	1,974,839	1,974,839
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	1,320,138	1,320,138
Bank of America 5.270% 07/06/2007	1,760,184	1,760,184
Bank of America 5.270% 07/16/2007	352,037	352,037
Bank of America 5.270% 08/17/2007	440,046	440,046
Bank of America 5.300% 09/17/2007	880,092	880,092
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	1,760,184	1,760,184

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	$440,046	$440,046
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	352,037	352,037
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	264,028	264,028
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,672,175	1,672,175
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	968,101	968,101
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	1,760,184	1,760,184
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	352,037	352,037
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	880,092	880,092
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	264,028	264,028
BGI Institutional Money Market Fund(c)	1,144,120	1,144,120
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	2,640,276	2,640,276
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	880,092	880,092
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	2,640,276	2,640,276
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,760,184	1,760,184
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,760,184	1,760,184
Dreyfus Institutional Cash Advantage Money Market Fund(c)	528,055	528,055
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	130,547	130,547
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	440,046	440,046

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	$440,046	$440,046
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	616,064	616,064
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	440,046	440,046
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	352,037	352,037
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	880,092	880,092
Freddie Mac Discount Note 5.155% 07/16/2007	166,188	166,188
Freddie Mac Discount Note 5.185% 07/09/2007	86,760	86,760
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	792,083	792,083
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	880,092	880,092
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	878,281	878,281
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	1,320,138	1,320,138
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,760,184	1,760,184
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	2,640,276	2,640,276
Reserve Primary Money Market Fund(c)	1,747,403	1,747,403
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,760,184	1,760,184
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	440,046	440,046
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	1,760,184	1,760,184
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	264,028	264,028

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	$295,668	$295,668
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	1,232,129	1,232,129
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,760,184	1,760,184
Vanguard Prime Money Market Fund(c)	880,092	880,092
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	475,250	475,250
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,760,184	1,760,184
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	880,092	880,092
		54,336,017
Repurchase Agreements — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	2,930,471	2,930,471
TOTAL SHORT-TERM INVESTMENTS (Cost $57,266,488)		57,266,488
TOTAL INVESTMENTS — 123.3% (Cost $274,041,171)(f)		283,115,536
Other Assets/ (Liabilities) — (23.3%)		(53,550,970)
NET ASSETS — 100.0%		$229,564,566

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,931,325. Collateralized by a U.S. Government Agency Obligation with a rate of 8.125%, maturity date of 3/25/2027, and an aggregate market value, including accrued interest, of $3,076,994.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 97.5%
COMMON STOCK — 97.5%
Advertising — 0.2%
inVentiv Health, Inc.(a)	3,300	$120,813
Aerospace & Defense — 2.2%
AAR Corp.(a) (b)	4,100	135,341
Armor Holdings, Inc.(a)	3,400	295,358
Curtiss-Wright Corp.	4,900	228,389
EDO Corp.(b)	1,800	59,166
Esterline Technologies Corp.(a)	2,800	135,268
GenCorp, Inc.(a)	6,100	79,727
Kaman Corp.	2,700	84,213
Moog, Inc. Cl. A(a)	4,700	207,317
Teledyne Technologies, Inc.(a)	3,800	174,610
Triumph Group, Inc.	1,800	117,846
		1,517,235
Agriculture — 0.1%
Alliance One International, Inc.(a)	9,900	99,495
Airlines — 0.3%
Frontier Airlines Holdings, Inc.(a)	4,200	23,520
Mesa Air Group, Inc.(a)	3,500	23,135
SkyWest, Inc.	7,200	171,576
		218,231
Apparel — 2.1%
Ashworth, Inc.(a)	1,800	12,600
Crocs, Inc.(a) (b)	7,400	318,422
Deckers Outdoor Corp.(a)	1,200	121,080
The Gymboree Corp.(a)	3,500	137,935
Kellwood Co.(b)	2,800	78,736
K-Swiss, Inc. Cl. A(b)	3,000	84,990
Oxford Industries, Inc.	1,700	75,378
Quiksilver, Inc.(a)	13,400	189,342
Skechers U.S.A., Inc. Cl. A(a)	2,900	84,680
Stride Rite Corp.	4,100	83,066
Volcom, Inc.(a) (b)	1,500	75,195
Wolverine World Wide, Inc.	6,100	169,031
		1,430,455
Apparel, Textiles & Shoes — 0.2%
Iconix Brand Group, Inc.(a)	6,300	139,986

	Number of Shares	Market Value
Auto Manufacturers — 0.1%
A.S.V., Inc.(a) (b)	2,200	$38,016
Wabash National Corp.	3,400	49,742
		87,758
Automotive & Parts — 0.5%
Keystone Automotive Industries, Inc.(a)	1,800	74,466
Lithia Motors, Inc. Cl. A	1,800	45,612
LKQ Corp.(a)	5,000	123,300
Standard Motor Products, Inc.	1,300	19,539
Superior Industries International, Inc.(b)	2,500	54,400
		317,317
Banks — 6.2%
Alabama National Bancorp	1,900	117,496
Bank Mutual Corp.	6,100	70,333
Boston Private Financial Holdings, Inc.(b)	4,100	110,167
Cascade Bancorp(b)	3,100	71,734
Central Pacific Financial Corp.	3,400	112,234
Chittenden Corp.	5,000	174,750
Community Bank System, Inc.	3,400	68,068
Corus Bankshares, Inc.(b)	3,800	65,588
East West Bancorp, Inc.	6,700	260,496
First Bancorp(b)	9,400	103,306
First Commonwealth Financial Corp.(b)	6,900	75,348
First Financial Bancorp	3,600	53,964
First Indiana Corp.	1,400	30,968
First Midwest Bancorp, Inc.	5,500	195,305
First Republic Bank	3,364	180,512
Fremont General Corp.(b)	7,400	79,624
Frontier Financial Corp.(b)	4,300	96,879
Glacier Bancorp, Inc.(b)	5,854	119,129
Hanmi Financial Corp.	4,600	78,476
Independent Bank Corp.	2,320	39,927
Irwin Financial Corp.	2,100	31,437
Nara Bancorp, Inc.	2,300	36,639
PrivateBancorp, Inc.(b)	2,100	60,480
Prosperity Bancshares, Inc.	3,782	123,898
Provident Bankshares Corp.	3,600	118,008
Signature Bank(a)	3,300	112,530
The South Financial Group, Inc.	8,200	185,648
Sterling Bancorp-NY	2,200	35,266
Sterling Bancshares, Inc.	7,850	88,784

	Number of Shares	Market Value
Sterling Financial Corp.(b)	5,688	$164,611
Susquehanna Bancshares, Inc.(b)	5,800	129,746
TrustCo Bank Corp. NY(b)	8,300	82,004
UCBH Holdings, Inc.	10,949	200,038
Umpqua Holdings Corp.	6,898	162,172
United Bankshares, Inc.	4,000	127,200
United Community Banks, Inc.(b)	4,522	117,075
Whitney Holding Corp.	7,250	218,225
Wilshire Bancorp, Inc.	1,700	20,706
Wintrust Financial Corp.	2,712	118,921
		4,237,692
Beverages — 0.1%
Peet's Coffee & Tea, Inc.(a)	1,600	39,408
Biotechnology — 1.0%
Arqule, Inc.(a) (b)	3,300	23,265
Cambrex Corp.	3,000	39,810
CryoLife, Inc.(a)	2,500	32,525
Digene Corp.(a) (b)	2,700	162,135
Enzo Biochem, Inc.(a) (b)	3,200	47,840
Integra LifeSciences Holdings Corp.(a) (b)	2,200	108,724
Martek Biosciences Corp.(a) (b)	3,600	93,492
Regeneron Pharmaceuticals, Inc.(a)	7,208	129,167
Savient Pharmaceuticals, Inc.(a)	5,160	64,087
		701,045
Building Materials — 1.5%
Apogee Enterprises, Inc.	3,100	86,242
Drew Industries, Inc.(a)	2,100	69,594
Gibraltar Industries, Inc.	3,300	73,095
Lennox International, Inc.	6,310	215,991
NCI Building Systems, Inc.(a) (b)	2,200	108,526
Simpson Manufacturing Co., Inc.(b)	4,100	138,334
Texas Industries, Inc.(b)	3,016	236,485
Universal Forest Products, Inc.(b)	2,100	88,746
		1,017,013
Chemicals — 1.2%
Arch Chemicals, Inc.	2,700	94,878
Georgia Gulf Corp.(b)	3,900	70,629
H.B. Fuller Co.	6,600	197,274
OM Group, Inc.(a)	3,300	174,636

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Omnova Solutions, Inc.(a)	4,600	$27,830
Penford Corp.	1,100	30,019
PolyOne Corp.(a)	10,200	73,338
Quaker Chemical Corp.	1,200	28,320
Schulman (A.), Inc.	2,800	68,124
Tronox, Inc. Cl. B	4,600	64,630
		829,678
Coal — 0.3%
Massey Energy Co.	8,900	237,185
Commercial Services — 4.3%
Aaron Rents, Inc.(b)	5,306	154,935
ABM Industries, Inc.	4,800	123,888
Administaff, Inc.	2,700	90,423
AMN Healthcare Services, Inc.(a)	3,810	83,820
Arbitron, Inc.	3,300	170,049
Bankrate, Inc.(a) (b)	1,300	62,296
Bowne & Co., Inc.	3,000	58,530
Bright Horizons Family Solutions, Inc.(a) (b)	2,900	112,839
CDI Corp.	1,500	48,300
Chemed Corp.	2,800	185,612
Coinstar, Inc.(a)	3,100	97,588
Consolidated Graphics, Inc.(a)	1,300	90,064
CPI Corp.	600	41,700
Cross Country Healthcare, Inc.(a)	2,400	40,032
Gevity HR, Inc.	2,700	52,191
Healthcare Services Group, Inc.	3,100	91,450
Heidrick & Struggles International, Inc.(a)	1,900	97,356
Hooper Holmes, Inc.(a)	7,600	25,460
Kendle International, Inc.(a)	1,400	51,478
Labor Ready, Inc.(a)	5,100	117,861
Live Nation, Inc.(a)	7,316	163,732
Maximus, Inc.	2,400	104,112
Midas, Inc.(a)	1,400	31,738
On Assignment, Inc.(a)	3,600	38,592
PAREXEL International Corp.(a)	3,000	126,180
PharmaNet Development Group, Inc.(a)	2,100	66,948
Pre-Paid Legal Services, Inc.(a) (b)	1,000	64,310
Rewards Network, Inc.(a)	2,600	10,582
Spherion Corp.(a)	6,200	58,218
Startek, Inc.	1,400	15,106
Universal Technical Institute, Inc.(a)	2,500	63,475

	Number of Shares	Market Value
Vertrue, Inc.(a)	1,100	$53,658
Viad Corp.	2,300	96,991
Volt Information Sciences, Inc.(a) (b)	1,500	27,660
Watson Wyatt Worldwide, Inc. Cl. A	4,700	237,256
		2,954,430
Computers — 2.3%
Agilysys, Inc.	3,400	76,500
Ansoft Corp.(a)	1,900	56,031
CACI International, Inc. Cl. A(a)	3,400	166,090
Catapult Communications Corp.(a)	1,300	12,896
Ciber, Inc.(a)	6,000	49,080
FactSet Research Systems, Inc.	4,100	280,235
Hutchinson Technology, Inc.(a)	2,800	52,668
Komag, Inc.(a)	3,500	111,615
Manhattan Associates, Inc.(a)	3,000	83,730
Mercury Computer Systems, Inc.(a)	2,600	31,720
MICROS Systems, Inc.(a)	4,500	244,800
MTS Systems Corp.	2,000	89,340
Radiant Systems, Inc.(a)	3,000	39,720
RadiSys Corp.(a)	2,400	29,760
SI International, Inc.(a)	1,500	49,530
Stratasys, Inc.(a)	1,100	51,678
SYKES Enterprises, Inc.(a)	3,300	62,667
Synaptics, Inc.(a)	2,900	103,791
		1,591,851
Computers & Information — 0.1%
ScanSource, Inc.(a)	2,900	92,771
Consumer Products — 0.3%
Pool Corp.(b)	5,500	214,665
Cosmetics & Personal Care — 0.2%
Chattem, Inc.(a) (b)	2,000	126,760
Diversified Financial — 1.1%
Financial Federal Corp.	2,900	86,478
Investment Technology Group, Inc.(a)	4,900	212,317
LaBranche & Co., Inc.(a)	6,000	44,280
Piper Jaffray Cos.(a)	1,990	110,903
Portfolio Recovery Associates, Inc.(b)	1,800	108,036
SWS Group, Inc.	2,750	59,455
TradeStation Group, Inc.(a)	2,900	33,785
World Acceptance Corp.(a)	1,900	81,187
		736,441

	Number of Shares	Market Value
Electric — 1.3%
Allete, Inc.(b)	3,400	$159,970
Avista Corp.	5,910	127,361
Central Vermont Public Service Corp.(b)	1,100	41,448
CH Energy Group, Inc.(b)	1,500	67,455
Cleco Corp.	6,351	155,600
El Paso Electric Co.(a)	5,100	125,256
UIL Holdings Corp.	2,766	91,555
Unisource Energy Corp.	3,900	128,271
		896,916
Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc.(a)	4,000	90,640
Belden, Inc.	4,900	271,215
C&D Technologies, Inc.(a) (b)	3,200	17,920
Greatbatch, Inc.(a)	2,500	81,000
Littelfuse, Inc.(a)	2,500	84,425
Magnetek, Inc.(a)	3,700	19,055
Vicor Corp.	2,100	27,783
		592,038
Electronics — 5.1%
Analogic Corp.	1,500	110,265
Bel Fuse, Inc. Cl. B	1,300	44,239
Benchmark Electronics, Inc.(a) (b)	7,850	177,567
Brady Corp. Cl. A	5,958	221,280
Checkpoint Systems, Inc.(a)	4,300	108,575
Coherent, Inc.(a)	3,500	106,785
CTS Corp.	4,000	50,640
Cubic Corp.	1,700	51,306
Cymer, Inc.(a)	3,977	159,875
Daktronics, Inc.(b)	3,600	77,328
Dionex Corp.(a)	2,100	149,079
Electro Scientific Industries, Inc.(a) (b)	3,200	66,560
FEI Co.(a) (b)	2,900	94,134
FLIR Systems, Inc.(a) (b)	7,232	334,480
Itron, Inc.(a) (b)	3,317	258,527
Keithley Instruments, Inc.	1,600	20,080
Lo-Jack Corp.(a)	2,000	44,580
Methode Electronics, Inc.	4,100	64,165
Newport Corp.(a)	4,300	66,564
Park Electrochemical Corp.	2,200	61,996
Photon Dynamics, Inc.(a)	1,800	19,620
Planar Systems, Inc.(a)	1,900	14,231
Plexus Corp.(a) (b)	5,100	117,249
Rogers Corp.(a)	1,962	72,594
Sonic Solutions, Inc.(a) (b)	3,000	37,830
Technitrol, Inc.	4,500	129,015
Trimble Navigation Ltd.(a)	13,054	420,339

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
TTM Technologies, Inc.(a)	4,700	$61,100
Watts Water Technologies, Inc. Cl. A(b)	3,320	124,400
Woodward Governor Co.	3,300	177,111
X-Rite, Inc.	3,100	45,787
		3,487,301
Energy – Alternate Sources — 0.1%
Headwaters, Inc.(a)	4,700	81,169
Engineering & Construction — 1.5%
Emcor Group, Inc.(a)	3,500	255,150
Insituform Technologies, Inc. Cl. A(a) (b)	3,000	65,430
The Shaw Group, Inc.(a)	8,900	411,981
URS Corp.(a)	5,800	281,590
		1,014,151
Entertainment — 0.4%
Pinnacle Entertainment, Inc.(a)	6,500	182,975
Shuffle Master, Inc.(a) (b)	3,900	64,740
		247,715
Environmental Controls — 0.5%
TETRA Technologies, Inc.(a)	6,400	137,920
Waste Connections, Inc.(a)	7,537	227,919
		365,839
Foods — 2.4%
Corn Products International, Inc.	8,200	372,690
Flowers Foods, Inc.	5,700	190,152
Great Atlantic & Pacific Tea Co.(a) (b)	2,200	73,788
Hain Celestial Group, Inc.(a)	4,400	119,416
J&J Snack Foods Corp.	1,500	56,610
Lance, Inc.	3,400	80,104
Nash Finch Co.	1,500	74,250
Performance Food Group Co.(a)	3,900	126,711
Ralcorp Holdings, Inc.(a)	2,980	159,281
Sanderson Farms, Inc.(b)	1,800	81,036
Spartan Stores, Inc.	2,400	78,984
TreeHouse Foods, Inc.(a)	3,500	93,135
United Natural Foods, Inc.(a) (b)	4,700	124,926
		1,631,083

	Number of Shares	Market Value
Forest Products & Paper — 1.0%
Buckeye Technologies, Inc.(a)	4,200	$64,974
Building Materials Holding Corp.(b)	3,200	45,408
Caraustar Industries, Inc.(a)	3,300	17,325
Deltic Timber Corp.	1,100	60,302
Neenah Paper, Inc.	1,600	66,016
Pope & Talbot, Inc.(a) (b)	2,100	8,337
Rock-Tenn Co. Cl. A	3,800	120,536
Schweitzer-Mauduit International, Inc.	1,700	52,700
United Stationers, Inc.(a)	3,079	205,185
Wausau Paper Corp.	5,000	67,000
		707,783
Gas — 3.4%
Atmos Energy Corp.	9,767	293,596
Cascade Natural Gas Corp.	1,200	31,692
Energen Corp.	8,100	445,014
The Laclede Group, Inc.	2,400	76,512
New Jersey Resources Corp.	3,200	163,264
Northwest Natural Gas Co.	3,000	138,570
Piedmont Natural Gas Co., Inc.(b)	8,200	202,130
South Jersey Industries, Inc.	3,200	113,216
Southern Union Co.	11,787	384,138
Southwest Gas Corp.	4,600	155,526
UGI Corp.	11,600	316,448
		2,320,106
Hand & Machine Tools — 0.6%
Baldor Electric Co.	4,506	222,056
Regal-Beloit Corp.	3,400	158,236
		380,292
Health Care – Products — 5.1%
American Medical Systems Holdings, Inc.(a) (b)	7,900	142,516
ArthoCare Corp.(a)	3,000	131,730
Biolase Technology, Inc.(a) (b)	2,900	17,603
Biosite, Inc.(a)	1,700	157,233
CONMED Corp.(a)	3,100	90,768
Cooper Cos., Inc.	4,900	261,268
Cyberonics, Inc.(a) (b)	2,400	40,368
Datascope Corp.	1,400	53,592
DJO, Inc.(a)	2,600	107,302
Haemonetics Corp.(a)	2,900	152,569
Hologic, Inc.(a) (b)	5,904	326,550
ICU Medical, Inc.(a)	1,600	68,704
IDEXX Laboratories, Inc.(a)	3,400	321,742
Immucor, Inc.(a)	7,500	209,775

	Number of Shares	Market Value
Invacare Corp.	3,600	$65,988
Kensey Nash Corp.(a)	1,300	34,853
LCA-Vision, Inc.(b)	2,200	103,972
Mentor Corp.(b)	4,513	183,589
Meridian Bioscience, Inc.	3,600	77,976
Merit Medical Systems, Inc.(a)	3,200	38,272
Osteotech, Inc.(a)	2,200	15,840
Palomar Medical Technologies, Inc.(a) (b)	2,000	69,420
PolyMedica Corp.	2,500	102,125
Possis Medical, Inc.(a)	1,900	20,672
PSS World Medical, Inc.(a)	7,500	136,650
Respironics, Inc.(a)	8,000	340,720
SurModics, Inc.(a) (b)	1,700	85,000
Symmetry Medical, Inc.(a)	4,000	64,040
Vital Signs, Inc.	900	49,995
		3,470,832
Health Care – Services — 2.6%
Amedisys, Inc.(a)	2,901	105,393
AMERIGROUP Corp.(a) (b)	5,700	135,660
AmSurg Corp.(a)	3,300	79,662
Centene Corp.(a) (b)	4,800	102,816
Genesis HealthCare Corp.(a)	2,200	150,524
Gentiva Health Services, Inc.(a)	3,100	62,186
Healthways, Inc.(a) (b)	3,900	184,743
Matria Healthcare, Inc.(a) (b)	2,400	72,672
Odyssey Healthcare, Inc.(a)	3,800	45,068
Option Care, Inc.	3,000	46,200
Pediatrix Medical Group, Inc.(a)	5,300	292,295
RehabCare Group, Inc.(a)	1,900	27,056
Res-Care, Inc.(a)	2,300	48,622
Sierra Health Services, Inc.(a)	6,182	257,048
Sunrise Senior Living, Inc.(a) (b)	4,900	195,951
		1,805,896
Home Builders — 0.8%
Champion Enterprises, Inc.(a) (b)	8,400	82,572
Coachmen Industries, Inc.	1,800	17,388
Fleetwood Enterprises, Inc.(a) (b)	7,200	65,160
M/I Homes, Inc.(b)	1,400	37,240
Meritage Homes Corp.(a) (b)	2,400	64,200
Monaco Coach Corp.	3,100	44,485
Skyline Corp.	800	24,008

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Standard-Pacific Corp.(b)	7,138	$125,129
Winnebago Industries, Inc.	3,500	103,320
		563,502
Home Furnishing — 0.3%
Audiovox Corp. Cl. A(a)	2,100	27,237
Bassett Furniture Industries, Inc.	1,300	17,745
Ethan Allen Interiors, Inc.(b)	3,500	119,875
La-Z-Boy, Inc.(b)	5,600	64,176
		229,033
Household Products — 0.7%
Central Garden and Pet Co. Cl. A(a)	7,900	92,667
Fossil, Inc.(a)	5,000	147,450
Playtex Products, Inc.(a)	6,100	90,341
Russ Berrie and Co., Inc.(a)	1,300	24,219
Spectrum Brands, Inc.(a)	4,400	29,788
The Standard Register Co.	1,600	18,240
WD-40 Co.	1,900	62,453
		465,158
Housewares — 0.5%
Libbey, Inc.	1,600	34,512
National Presto Industries, Inc.	500	31,170
The Toro Co.	4,400	259,116
		324,798
Insurance — 3.0%
Delphi Financial Group, Inc. Cl. A	4,750	198,645
Hilb, Rogal & Hobbs Co.	4,000	171,440
Infinity Property & Casualty Corp.	2,100	106,533
Landamerica Financial Group, Inc.	1,900	183,331
Philadelphia Consolidated Holding Corp.(a)	6,300	263,340
Presidential Life Corp.	2,500	49,150
ProAssurance Corp.(a) (b)	3,635	202,361
RLI Corp.	2,200	123,090
Safety Insurance Group, Inc.	1,600	66,240
SCPIE Holdings, Inc.(a)	1,200	30,000
Selective Insurance Group	6,324	169,989
Stewart Information Services	2,000	79,660
Tower Group, Inc.	2,200	70,180
Triad Guaranty, Inc.(a) (b)	1,400	55,902

	Number of Shares	Market Value
United Fire & Casualty Co.(b)	2,351	$83,178
Zenith National Insurance Corp.	4,100	193,069
		2,046,108
Internet — 1.3%
Authorize.Net Holdings, Inc.(a)	3,100	55,459
Blue Coat Systems, Inc.(a) (b)	1,600	79,232
Blue Nile, Inc.(a) (b)	1,500	90,600
InfoSpace, Inc.	3,400	78,914
j2 Global Communications, Inc.(a)	5,400	188,460
MIVA, Inc.(a) (b)	3,500	22,750
Napster, Inc.(a)	5,500	18,700
PC-Tel, Inc.(a)	2,700	23,625
Secure Computing Corp.(a) (b)	7,400	56,166
Stamps.com, Inc.(a)	2,200	30,316
United Online, Inc.	7,300	120,377
Websense, Inc.(a)	4,868	103,445
		868,044
Iron & Steel — 1.3%
Chaparral Steel Co.	5,200	373,724
Cleveland-Cliffs, Inc.(b)	4,566	354,641
Material Sciences Corp.(a)	1,600	18,864
Ryerson, Inc.(b)	2,900	109,185
		856,414
Leisure Time — 0.7%
Arctic Cat, Inc.	1,400	27,720
K2, Inc.(a)	5,400	82,026
Multimedia Games, Inc.(a) (b)	3,100	39,556
Nautilus, Inc.(b)	3,500	42,140
Polaris Industries, Inc.(b)	3,862	209,166
WMS Industries, Inc.(a) (b)	3,900	112,554
		513,162
Lodging — 0.1%
Marcus Corp.	2,400	57,024
Monarch Casino & Resort, Inc.(a)	1,200	32,220
		89,244
Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.(a)	2,100	88,662
Machinery – Diversified — 2.9%
Albany International Corp. Cl. A(b)	3,185	128,801
Applied Industrial Technologies, Inc.	4,100	120,950

	Number of Shares	Market Value
Briggs & Stratton Corp.(b)	5,500	$173,580
Cascade Corp.	1,100	86,284
Cognex Corp.	4,900	110,299
Gardner Denver, Inc.(a)	5,800	246,790
Gerber Scientific, Inc.(a)	2,500	29,050
IDEX Corp.	8,850	341,079
Intevac, Inc.(a)	2,400	51,024
Lindsay Corp.(b)	1,300	57,577
The Manitowoc Co., Inc.	6,900	554,622
Robbins & Myers, Inc.(b)	1,900	100,947
		2,001,003
Machinery & Components — 0.2%
Watsco, Inc.	2,700	146,880
Manufacturing — 2.4%
A.O. Smith Corp.	2,500	99,725
Acuity Brands, Inc.	4,800	289,344
AptarGroup, Inc.	7,600	270,256
Barnes Group, Inc.	4,400	139,392
Ceradyne, Inc.(a) (b)	3,000	221,880
Clarcor, Inc.	5,700	213,351
EnPro Industries, Inc.(a)	2,400	102,696
Griffon Corp.(a)	3,000	65,340
Lydall, Inc.(a)	1,800	26,298
Myers Industries, Inc.	3,000	66,330
Standex International Corp.	1,400	39,816
Sturm,Ruger & Co., Inc.(a)	2,100	32,592
Tredegar Corp.	3,100	66,030
		1,633,050
Media — 0.1%
4Kids Entertainment, Inc.(a)	1,400	21,000
Radio One, Inc. Cl. D(a)	8,800	62,128
		83,128
Medical Supplies — 0.2%
Owens & Minor, Inc.	4,400	153,736
Metal Fabricate & Hardware — 1.0%
Castle (A.M.) & Co.	1,590	57,097
Kaydon Corp.(b)	3,100	161,572
Lawson Products	480	18,576
Mueller Industries, Inc.	4,100	141,204
Quanex Corp.	4,100	199,670
Valmont Industries, Inc.	1,900	138,244
		716,363
Mining — 0.8%
Amcol International Corp.	2,500	68,275
Brush Engineered Materials, Inc.(a) (b)	2,200	92,378
Century Aluminum Co.(a) (b)	3,121	170,500
RTI International Metals, Inc.(a)	2,500	188,425
		519,578

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Office Furnishings — 0.2%
Interface, Inc. Cl. A	5,725	$107,974
Oil & Gas — 2.5%
Atwood Oceanics, Inc.(a) (b)	3,100	212,722
Cabot Oil & Gas Corp.	10,800	398,304
Penn Virginia Corp.	4,000	160,800
Petroleum Development Corp.(a)	1,600	75,968
St. Mary Land & Exploration Co.	6,921	253,447
Stone Energy Corp.(a)	3,100	106,206
Swift Energy Co.(a) (b)	3,300	141,108
Unit Corp.(a)	5,300	333,423
		1,681,978
Oil & Gas Services — 2.9%
CARBO Ceramics, Inc.(b)	2,200	96,382
Dril-Quip, Inc.(a)	2,700	121,365
Helix Energy Solutions Group, Inc.(a) (b)	10,015	399,699
Hornbeck Offshore Services, Inc.(a) (b)	2,600	100,776
Input/Output, Inc.(a) (b)	7,800	121,758
Lufkin Industries, Inc.	1,600	103,280
Matrix Service Co.(a)	2,700	67,095
Oceaneering International, Inc.(a)	6,100	321,104
SEACOR Holdings, Inc.(a)	2,300	214,728
TETRA Technologies, Inc.(a)	8,000	225,600
W-H Energy Services, Inc.(a)	3,300	204,303
		1,976,090
Packaging & Containers — 0.0%
Chesapeake Corp.	2,300	28,911
Pharmaceuticals — 1.2%
Alpharma, Inc. Cl. A	3,800	98,838
Bradley Pharmaceuticals, Inc.(a) (b)	1,900	41,249
HealthExtras, Inc.(a)	3,300	97,614
Mannatech, Inc.(b)	1,800	28,602
MGI Pharma, Inc.(a)	8,700	194,619
Noven Pharmaceuticals, Inc.(a)	2,800	65,660
PetMed Express, Inc.(a) (b)	2,700	34,668
Sciele Pharma, Inc.(a) (b)	3,300	77,748
Theragenics Corp.(a)	4,000	16,680
USANA Health Sciences, Inc.(a) (b)	1,000	44,740
ViroPharma, Inc.(a)	7,800	107,640
		808,058

	Number of Shares	Market Value
Real Estate Investment Trusts (REITS) — 3.7%
Acadia Realty Trust REIT	3,600	$93,420
Colonial Properties Trust REIT(b)	5,100	185,895
Eastgroup Properties REIT	2,600	113,932
Entertainment Properties Trust REIT	2,900	155,962
Essex Property Trust, Inc. REIT	2,881	335,060
Inland Real Estate Corp. REIT(b)	7,300	123,954
Kilroy Realty Corp.	3,595	254,670
Kite Realty Group Trust REIT	3,300	62,766
Lexington Realty Trust REIT(b)	7,300	151,840
LTC Properties, Inc.	2,300	52,325
Medical Properties Trust, Inc. REIT(b)	5,500	72,765
Mid-America Apartment Communities, Inc. REIT	2,754	144,530
National Retail Properties, Inc. REIT(b)	7,301	159,600
Parkway Properties, Inc. REIT(b)	1,713	82,275
PS Business Parks, Inc. REIT	1,800	114,066
Senior Housing Properties Trust	8,166	166,178
Sovran Self Storage, Inc. REIT	2,265	109,082
Tanger Factory Outlet Centers, Inc. REIT	3,400	127,330
		2,505,650
Restaurants — 0.1%
Texas Roadhouse, Inc. Cl. A(a)	6,000	76,740
Retail — 7.9%
Bell Microproducts, Inc.(a)	3,400	22,168
Big 5 Sporting Goods Corp.	2,500	63,750
Brown Shoe Co., Inc.	4,750	115,520
California Pizza Kitchen, Inc.(a)	3,150	67,662
Casey's General Stores, Inc.	5,500	149,930
Cash America International, Inc.	3,300	130,845
Cato Corp. Cl. A	3,500	76,790
CEC Entertainment, Inc.(a)	3,600	126,720
Charlotte Russe Holding, Inc.(a)	2,800	75,236
Childrens Place(a)	2,600	134,264
Christopher & Banks Corp.	4,000	68,600

	Number of Shares	Market Value
CKE Restaurants, Inc.	7,247	$145,447
Cost Plus, Inc.(a) (b)	2,500	21,200
Dress Barn, Inc.(a)	5,000	102,600
The Finish Line, Inc. Cl. A	4,600	41,906
First Cash Financial Services, Inc.(a)	3,000	70,320
Fred's, Inc.(b)	4,400	58,872
Genesco, Inc.(a) (b)	2,500	130,775
Group 1 Automotive, Inc.	2,712	109,402
Guitar Center, Inc.(a)	3,241	193,844
Haverty Furniture Companies, Inc.	2,600	30,342
Hibbett Sports, Inc.(a)	3,500	95,830
Hot Topic, Inc.(a)	5,000	54,350
IHOP Corp.(b)	1,700	92,531
Insight Enterprises, Inc.(a)	5,400	121,878
Jack in the Box, Inc.(a)	3,513	249,212
Jo-Ann Stores, Inc.(a)	2,700	76,761
Jos. A. Bank Clothiers, Inc.(a) (b)	2,000	82,940
Landry's Restaurants, Inc.	1,900	57,494
Longs Drug Stores Corp.	3,100	162,812
MarineMax, Inc.(a) (b)	2,000	40,040
Men's Wearhouse, Inc.	5,800	296,206
Movado Group, Inc.	2,300	77,602
O'Charley's, Inc.	2,700	54,432
P.F. Chang's China Bistro, Inc.(a) (b)	2,800	98,560
Panera Bread Co. Cl. A(a) (b)	3,500	161,210
Papa John's International, Inc.(a)	2,500	71,900
The PEP Boys - Manny, Moe & Jack	6,100	122,976
RARE Hospitality International, Inc.(a) (b)	3,400	91,018
Red Robin Gourmet Burgers, Inc.(a)	1,800	72,666
Ruth's Chris Steak House(a)	2,000	33,980
School Specialty, Inc.(a) (b)	2,100	74,424
Select Comfort Corp.(a) (b)	5,600	90,832
Sonic Automotive, Inc.	3,300	95,601
Sonic Corp.(a)	7,450	164,794
Stage Stores, Inc.	4,778	100,147
The Steak n Shake Co.(a)	3,100	51,739
Stein Mart, Inc.	3,000	36,780
Tractor Supply Co.(a) (b)	3,800	197,790
Triarc Cos. Cl. B	7,256	113,919
Tuesday Morning Corp.(b)	3,300	40,788
Tween Brands, Inc.(a)	3,500	156,100
World Fuel Services Corp.	3,100	130,386
Zale Corp.(a)	5,400	128,574
		5,432,465

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Savings & Loans — 1.2%
Anchor Bancorp Wisconsin, Inc.	2,000	$52,380
BankAtlantic Bancorp, Inc. Cl. A	5,100	43,911
Bankunited Financial Corp. Cl. A(b)	3,600	72,252
Brookline Bancorp, Inc.(b)	6,800	78,268
Dime Community Bancshares	3,000	39,570
Downey Financial Corp.(b)	2,100	138,558
FirstFed Financial Corp.(a) (b)	1,800	102,114
Flagstar Bancorp, Inc.(b)	4,400	53,020
Franklin Bank Corp.(a) (b)	2,600	38,740
MAF Bancorp, Inc.	3,100	168,206
		787,019
Semiconductors — 3.1%
Actel Corp.(a)	3,000	41,730
AMIS Holdings, Inc.(a)	7,200	90,144
ATMI, Inc.(a)	3,800	114,000
Axcelis Technologies, Inc.(a)	11,100	72,039
Brooks Automation, Inc.(a) (b)	8,400	152,460
Cabot Microelectronics Corp.(a)	2,700	95,823
Cohu, Inc.	2,600	57,850
Diodes, Inc.(a) (b)	2,200	91,894
DSP Group, Inc.(a)	3,100	63,457
Exar Corp.(a)	4,000	53,600
Kopin Corp.(a)	7,800	30,420
Kulicke & Soffa Industries, Inc.(a)	6,500	68,055
Microsemi Corp.(a) (b)	8,220	196,869
MKS Instruments, Inc.(a) (b)	4,100	113,570
Pericom Semiconductor Corp.(a)	3,000	33,480
Photronics, Inc.(a)	4,600	68,448
Rudolph Technologies, Inc.(a)	2,800	46,508
Skyworks Solutions, Inc.(a)	18,200	133,770
Standard Microsystems Corp.(a)	2,500	85,850
Supertex, Inc.(a)	1,500	47,010
Ultratech, Inc.(a)	2,600	34,658
Varian Semiconductor Equipment Associates, Inc.(a)	8,700	348,522
Veeco Instruments, Inc.(a)	3,500	72,590
		2,112,747

	Number of Shares	Market Value
Software — 3.1%
Allscripts Healthcare Solutions, Inc.(a) (b)	5,400	$137,592
Ansys, Inc.(a)	8,594	227,741
Avid Technology, Inc.(a) (b)	4,500	159,075
Blackbaud, Inc.	5,000	110,400
Captaris, Inc.(a)	3,100	15,872
Concur Technologies, Inc.(a) (b)	3,200	73,120
Digi International, Inc.(a)	2,600	38,324
eFunds Corp.(a)	5,200	183,508
Epicor Software Corp.(a)	6,400	95,168
EPIQ Systems, Inc.(a)	2,549	41,192
Informatica Corp.(a)	9,700	143,269
Inter-Tel, Inc.	2,400	57,432
JDA Software Group, Inc.(a)	3,200	62,816
ManTech International Corp. Cl. A(a)	2,000	61,660
Neoware, Inc.(a)	2,200	29,788
Phoenix Technologies Ltd.(a)	3,100	26,133
Progress Software Corp.(a)	4,500	143,055
Quality Systems, Inc.(b)	1,900	72,143
SPSS, Inc.(a)	2,000	88,280
Take-Two Interactive Software, Inc.(a)	8,100	161,757
THQ, Inc.(a)	7,200	219,744
		2,148,069
Storage & Warehousing — 0.2%
Mobile Mini, Inc.(a)	4,000	116,800
Telecommunications — 2.3%
Adaptec, Inc.(a)	13,600	51,816
Aeroflex, Inc.(a)	8,200	116,194
Anixter International, Inc.(a) (b)	3,601	270,831
Applied Signal Technology, Inc.	1,300	20,293
Arris Group, Inc.(a)	11,800	207,562
Black Box Corp.	1,900	78,622
C-COR, Inc.(a)	5,400	75,924
Comtech Telecommunications(a) (b)	2,600	120,692
CT Communications, Inc.	2,300	70,173
Ditech Networks, Inc.(a)	3,700	30,303
General Communication, Inc. Cl. A(a)	5,000	64,050
Harmonic, Inc.(a)	8,400	74,508
Netgear, Inc.(a)	3,800	137,750
Network Equipment Technologies, Inc.(a)	2,800	26,712
Novatel Wireless, Inc.(a)	3,400	88,468

	Number of Shares	Market Value
Symmetricom, Inc.(a)	5,400	$45,360
Tollgrade Communications, Inc.(a)	1,700	17,935
Viasat, Inc.(a)	2,700	86,670
		1,583,863
Telephone Utilities — 0.1%
Brightpoint, Inc.(a) (b)	5,740	79,155
Textiles — 0.3%
Angelica Corp.	1,100	23,188
G&K Services, Inc. Cl. A	2,400	94,824
Unifirst Corp./MA	1,600	70,480
		188,492
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.(a) (b)	3,100	87,234
RC2 Corp.(a)	2,364	94,584
		181,818
Transportation — 2.7%
Arkansas Best Corp.	2,800	109,116
Bristow Group, Inc.(a)	2,600	128,830
EGL, Inc.(a)	3,469	161,239
Forward Air Corp.	3,400	115,906
Heartland Express, Inc.	6,599	107,564
Hub Group, Inc. Cl. A(a)	4,400	154,704
Kansas City Southern(a) (b)	8,439	316,800
Kirby Corp.(a)	5,900	226,501
Knight Transportation, Inc.(b)	6,400	124,032
Landstar System, Inc.	6,100	294,325
Old Dominion Freight Line, Inc.(a)	3,100	93,465
		1,832,482
Water — 0.1%
American States Water Co.(b)	1,900	67,583
TOTAL EQUITIES (Cost $62,248,106)		66,725,107
MUTUAL FUND — 0.1%
Investment Companies
iShares S&P SmallCap 600 Index Fund(b)	573	40,734
TOTAL MUTUAL FUND (Cost $35,710)		40,734
TOTAL LONG TERM INVESTMENTS (Cost $62,283,816)		66,765,841

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 27.2%
Cash Equivalents — 24.7%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$218,684	$218,684
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	546,710	546,710
American Beacon Money Market Fund(c)	613,383	613,383
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	410,032	410,032
Bank of America 5.270% 07/06/2007	546,710	546,710
Bank of America 5.270% 07/16/2007	109,342	109,342
Bank of America 5.270% 08/17/2007	136,677	136,677
Bank of America 5.300% 09/17/2007	273,355	273,355
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	546,710	546,710
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	136,677	136,677
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	109,342	109,342
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	82,006	82,006
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	519,380	519,380
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	300,690	300,690
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	546,710	546,710
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	109,342	109,342
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	273,355	273,355
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	82,006	82,006

	Principal Amount	Market Value
BGI Institutional Money Market Fund(c)	$355,361	$355,361
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	820,065	820,065
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	273,355	273,355
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	820,065	820,065
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	546,710	546,710
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	546,710	546,710
Dreyfus Institutional Cash Advantage Money Market Fund(c)	164,013	164,013
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	40,548	40,548
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	136,677	136,677
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	136,677	136,677
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	191,348	191,348
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	136,677	136,677
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	109,342	109,342
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	273,355	273,355
Freddie Mac Discount Note 5.155% 07/16/2007	51,618	51,618
Freddie Mac Discount Note 5.185% 07/09/2007	26,948	26,948
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	246,019	246,019

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	$273,355	$273,355
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	272,793	272,793
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	410,032	410,032
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	546,710	546,710
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	820,065	820,065
Reserve Primary Money Market Fund(c)	542,740	542,740
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	546,710	546,710
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	136,677	136,677
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	546,710	546,710
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	82,006	82,006
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	91,834	91,834
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	382,697	382,697
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	546,710	546,710
Vanguard Prime Money Market Fund(c)	273,355	273,355
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	147,612	147,612
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	546,710	546,710
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	273,355	273,355
		16,876,670

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreements — 2.4%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(f)	$1,656,431	$1,656,431
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill 4.295% 08/09/2007	10,000	9,953
U.S. Treasury Bill 4.682% 08/09/2007	10,000	9,949
U.S. Treasury Bill 4.736% 08/09/2007	10,000	9,949
U.S. Treasury Bill(d) 4.946% 08/09/2007	60,000	59,679
		89,530
TOTAL SHORT-TERM INVESTMENTS (Cost $18,622,631)		18,622,631
TOTAL INVESTMENTS — 124.8% (Cost $80,906,447)(g)		85,388,472
Other Assets/ (Liabilities) — (24.8%)		(16,950,657)
NET ASSETS — 100.0%		$68,437,815

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $1,656,914. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 7/25/2028, and an aggregate market value, including accrued interest, of $1,739,253.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 98.8%
COMMON STOCK — 97.4%
Advertising — 0.6%
IPSOS	9,612	$349,570
Aerospace & Defense — 1.3%
L-3 Communications Holdings, Inc.	3,750	365,212
United Technologies Corp.	5,925	420,260
		785,472
Agriculture — 0.5%
Archer-Daniels-Midland Co.	10,100	334,209
Airlines — 0.4%
AMR Corp.(a)	9,800	258,230
Apparel, Textiles & Shoes — 0.5%
Toray Industries, Inc.	40,000	295,037
Auto Manufacturers — 0.8%
Nissan Motor Co. Ltd.	47,900	512,109
Automotive & Parts — 2.4%
Bosch Corp.	24,000	118,570
Continental AG	3,423	481,137
F.C.C. Co. Ltd.	22,000	450,785
Hyundai Mobis	2,185	207,368
Yamaha Motor Co. Ltd.	6,100	176,188
		1,434,048
Banks — 10.2%
Allied Irish Banks PLC	13,740	374,181
Anglo Irish Bank Corp. PLC	48,047	980,938
Bank of America Corp.	12,600	616,014
The Bank of New York Co., Inc.	3,500	145,040
Barclays PLC	17,963	248,750
BNP Paribas SA	2,793	331,561
Capital One Financial Corp.	6,255	490,642
Daegu Bank	8,780	153,982
Depfa Bank PLC	21,595	381,002
DnB Nor ASA	27,360	350,310
Fortis(b)	6,596	278,330
Hypo Real Estate Holding AG	2,510	162,009
Lloyds TSB Group PLC	51,773	577,374
Northern Rock PLC	15,502	268,189
Societe Generale Cl. A	777	143,071
Wachovia Corp.	13,640	699,050
		6,200,443

	Number of Shares	Market Value
Beverages — 2.1%
The Coca-Cola Co.	8,300	$434,173
InBev	8,183	645,681
Pernod-Ricard SA	780	171,954
		1,251,808
Building Materials — 2.9%
CRH PLC (London)	17,684	868,247
Marazzi Gruppo Ceramiche SpA	24,574	376,823
Titan Cement Co.	3,520	203,068
Wavin Nv	13,833	331,582
		1,779,720
Chemicals — 3.1%
Aica Kogyo Co. Ltd.	8,900	101,522
Albemarle Corp.	2,500	96,325
Du Pont (E.I.) de Nemours & Co.	9,600	488,064
Praxair, Inc.	3,200	230,368
Ultrapar Participaceos SA(b)	10,485	348,102
Wacker Chemie AG	2,580	607,108
		1,871,489
Commercial Services — 3.3%
Fullcast Co. Ltd.	150	196,728
Groupe Steria Sca	4,795	316,983
MacDonald Dettwiler & Associates Ltd.(a)	15,195	637,003
Northgate PLC	10,585	216,391
Pasona, Inc.	119	201,257
RPS Group PLC	35,128	245,536
Stantec, Inc.(a)	5,865	196,029
		2,009,927
Computers — 3.2%
Dell, Inc.(a)	14,500	413,975
EMC Corp.(a)	27,800	503,180
Ingenico SA	700	20,574
International Business Machines Corp.	2,100	221,025
TPV Technology Ltd.	513,000	354,717
Wincor Nixdorf AG	4,747	438,422
		1,951,893
Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	3,400	220,490
Natura Cosmeticos SA	18,495	267,549
The Procter & Gamble Co.	8,500	520,115
		1,008,154

	Number of Shares	Market Value
Diversified Financial — 5.9%
Citigroup, Inc.	22,220	$1,139,664
Countrywide Financial Corp.(b)	7,400	268,990
Freddie Mac	5,200	315,640
The Goldman Sachs Group, Inc.	850	184,237
JP Morgan Chase & Co.	13,600	658,920
Kensington Group PLC	18,974	173,722
Merrill Lynch & Co., Inc.	4,700	392,826
Morgan Stanley	4,000	335,520
Paragon Group of Cos. PLC	12,965	126,614
		3,596,133
Electric — 1.5%
Entergy Corp.	2,225	238,854
PNM Resources, Inc.	6,600	183,414
Public Service Enterprise Group, Inc.	5,350	469,623
		891,891
Electrical Components & Equipment — 0.3%
Leoni AG	600	27,777
Zumtobel AG(a)	4,910	182,500
		210,277
Electronics — 1.0%
Ibiden Co. Ltd.	2,800	179,885
Kaga Electronics Co. Ltd.	13,200	234,311
Nice SpA	19,900	170,142
		584,338
Engineering & Construction — 0.8%
Chiyoda Corp.	17,000	322,353
Takuma Co. Ltd.	26,000	160,545
		482,898
Entertainment — 0.5%
William Hill PLC	26,010	317,994
Food Services — 0.1%
Nissin Healthcare Food Service Co. Ltd.	3,100	40,172
Foods — 0.6%
M Dias Branco SA	1,015	15,811
Premier Foods PLC	27,100	156,378
Royal Numico NV	3,400	175,932
		348,121

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Health Care – Products — 2.2%
Baxter International, Inc.	11,100	$625,374
Boston Scientific Corp.(a)	8,600	131,924
Hogy Medical Co. Ltd.	3,300	146,976
Johnson & Johnson	3,400	209,508
Topcon Corp.	12,300	204,244
		1,318,026
Health Care – Services — 0.7%
UnitedHealth Group, Inc.	8,600	439,804
Home Builders — 1.5%
Barratt Developments PLC	16,955	334,712
Kaufman & Broad SA	3,994	308,203
Redrow PLC	27,661	281,192
		924,107
Home Furnishing — 0.6%
Advanced Digital Broadcast Holdings SA(a)	4,364	257,030
Nobia AB	8,970	111,352
		368,382
Insurance — 4.4%
American International Group, Inc.	8,350	584,751
Berkshire Hathaway, Inc. Cl. B(a)	101	364,105
Lincoln National Corp.	6,170	437,762
Metlife, Inc.	6,150	396,552
Milano Assicurazioni SpA	12,620	104,384
Radian Group, Inc.(b)	8,300	448,200
Swiss Reinsurance(b)	3,440	311,727
		2,647,481
Iron & Steel — 0.8%
Sumitomo Metal Industries Ltd.	27,000	158,132
Tenaris SA ADR (Argentina)	6,610	323,626
		481,758
Leisure Time — 1.5%
Heiwa Corp.	21,900	268,290
Mars Engineering Corp.	17,600	354,496
Raymarine PLC	3,890	31,628
Sankyo Co. Ltd.	5,500	231,142
		885,556
Machinery – Diversified — 0.9%
Pfeiffer Vacuum Technology AG	1,000	95,503
Rockwell Automation, Inc.	6,310	438,166
		533,669

	Number of Shares	Market Value
Manufacturing — 1.4%
General Electric Co.	19,850	$759,858
Tenma Corp.	5,300	89,061
		848,919
Media — 1.3%
Corus Entertainment, Inc. Cl. B	9,650	456,317
Viacom, Inc. Cl. B(a)	7,500	312,225
		768,542
Medical Supplies — 0.1%
Nihon Kohden Corp.	4,600	84,965
Metal Fabricate & Hardware — 1.8%
Maruichi Steel Tube Ltd.	8,300	258,052
Vallourec SA	2,623	835,293
		1,093,345
Metals & Mining — 0.7%
Kloeckner & Co.	6,000	434,163
Mining — 2.4%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	19,440	732,888
Freeport-McMoran Copper & Gold, Inc.	4,306	356,623
Paladin Resources Ltd.(a)	49,161	341,563
		1,431,074
Oil & Gas — 16.6%
Addax Petroleum Corp.	11,900	450,169
Apache Corp.	6,100	497,699
Burren Energy PLC	36,971	602,130
Canadian Natural Resources Ltd.	9,300	625,033
Cat Oil AG(a) (b)	15,180	411,176
Chevron Corp.	4,000	336,960
ConocoPhillips	10,400	816,400
Dragon Oil PLC(a)	87,613	349,453
Exxon Mobil Corp.	13,900	1,165,932
First Calgary Petroleums Ltd.(a)	53,025	261,815
Nabors Industries Ltd.(a) (b)	10,950	365,511
Occidental Petroleum Corp.	13,130	759,964
Petroleo Brasileiro SA Sponsored ADR (Brazil)(b)	4,815	583,915
Suncor Energy, Inc.	6,206	565,433
Talisman Energy, Inc.	17,910	350,326
Total SA Sponsored ADR (France)(b)	5,115	414,213
Tullow Oil PLC	66,169	643,397
Valero Energy Corp.	2,700	199,422
Woodside Petroleum Ltd.	17,594	680,506
		10,079,454

	Number of Shares	Market Value
Oil & Gas Services — 0.4%
ProSafe SE	16,235	$258,871
Packaging & Containers — 0.3%
Gerresheimer AG(a)	3,200	165,075
Pharmaceuticals — 2.0%
Eli Lilly & Co.	6,900	385,572
GlaxoSmithKline PLC	5,497	143,692
Hikma Pharmaceuticals PLC	4,100	31,220
OPG Groep NV	3,030	109,945
Pfizer, Inc.	21,650	553,591
		1,224,020
Real Estate — 0.3%
Renta Corp. Real Estate SA	4,472	174,188
Retail — 3.6%
CVS Caremark Corp.	17,600	641,520
Gulliver International Co. Ltd.	1,940	111,351
Macy's, Inc.	5,000	198,900
McDonald's Corp.	7,600	385,776
Punch Taverns PLC	21,856	534,113
Tiffany & Co.	6,250	331,625
		2,203,285
Semiconductors — 1.3%
Icos Vision Systems NV(a)	3,268	156,531
Texas Instruments, Inc.	16,600	624,658
		781,189
Software — 0.6%
Microsoft Corp.	9,000	265,230
Tele Atlas NV(a)	5,240	111,766
		376,996
Telecommunications — 7.6%
Alltel Corp.	4,300	290,465
AT&T, Inc.	10,500	435,750
Cisco Systems, Inc.(a)	18,750	522,188
Corning, Inc.(a)	13,800	352,590
KT Corp.	6,890	321,908
Motorola, Inc.	21,400	378,780
Option NV(a)	7,700	152,317
SK Telecom Co. Ltd.	1,474	340,017
Sprint Nextel Corp.	30,000	621,300
Verizon Communications, Inc.	11,200	461,104
Vodafone Group PLC	209,181	702,378
		4,578,797
Transportation — 0.7%
Euronav SA	11,001	399,141
TOTAL COMMON STOCK (Cost $53,524,648)		59,014,740

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
PREFERRED STOCK — 1.4%
Auto Manufacturers — 1.0%
Porsche AG	355	$629,759
Internet — 0.4%
Universo Online SA Preferred Stock(a)	38,035	227,198
TOTAL PREFERRED STOCK (Cost $584,263)		856,957
TOTAL EQUITIES (Cost $54,108,911)		59,871,697
	Principal Amount
SHORT-TERM INVESTMENTS — 6.8%
Cash Equivalents — 5.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$44,265	44,265
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	110,673	110,673
American Beacon Money Market Fund(c)	124,158	124,158
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	82,997	82,997
Bank of America 5.270% 07/06/2007	110,662	110,662
Bank of America 5.270% 07/16/2007	22,132	22,132
Bank of America 5.270% 08/17/2007	27,665	27,665
Bank of America 5.300% 09/17/2007	55,332	55,332
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	110,662	110,662
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	27,665	27,665
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	22,132	22,132
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	16,599	16,599
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	105,129	105,129

	Principal Amount	Market Value
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	$60,865	$60,865
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	110,662	110,662
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	22,132	22,132
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	55,332	55,332
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	16,599	16,599
BGI Institutional Money Market Fund(c)	71,931	71,931
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	165,994	165,994
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	55,332	55,332
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	165,994	165,994
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	110,662	110,662
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	110,662	110,662
Dreyfus Institutional Cash Advantage Money Market Fund(c)	33,198	33,198
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	8,208	8,208
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	27,665	27,665
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	27,665	27,665
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	38,732	38,732
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	27,665	27,665

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	$22,132	$22,132
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	55,332	55,332
Freddie Mac Discount Note 5.155% 07/16/2007	10,448	10,448
Freddie Mac Discount Note 5.185% 07/09/2007	5,454	5,454
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	49,799	49,799
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	55,332	55,332
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	55,217	55,217
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	82,997	82,997
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	110,662	110,662
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	165,994	165,994
Reserve Primary Money Market Fund(c)	109,859	109,859
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	110,662	110,662
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	27,665	27,665
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	110,662	110,662
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	16,599	16,599
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	18,589	18,589
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	77,464	77,464
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	110,662	110,662

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Vanguard Prime Money Market Fund(c)	$55,332	$55,332
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	29,879	29,879
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	110,662	110,662
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	55,332	55,332
		3,416,103
Repurchase Agreements — 1.2%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(e)	697,461	697,461
TOTAL SHORT-TERM INVESTMENTS (Cost $4,113,564)		4,113,564
TOTAL INVESTMENTS — 105.6% (Cost $58,222,475)(f)		63,985,261
Other Assets/ (Liabilities) — (5.6%)		(3,394,866)
NET ASSETS — 100.0%		$60,590,395

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $697,461. Collateralized by a U.S. Government Obligation with a rate of 7.875%, maturity date of 3/25/2025, and an aggregate market value, including accrued interest, of $732,335.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

June 30, 2007 (Unaudited)

	Number of Shares	Market Value
EQUITIES — 93.3%
COMMON STOCK — 93.3%
Aerospace & Defense — 1.2%
BAE Systems PLC	314,070	$2,539,162
Rolls-Royce Group PLC(a)	94,476	1,013,929
		3,553,091
Airlines — 0.6%
Qantas Airways Ltd.	404,900	1,925,372
Apparel — 0.7%
Burberry Group PLC	148,462	2,024,333
Auto Manufacturers — 1.2%
Bayerische Motoren Werke AG(b)	57,891	3,742,552
Automotive & Parts — 2.5%
Compagnie Generale des Etablissements Michelin Cl. B	34,130	4,752,220
GKN PLC	242,496	1,930,041
Valeo SA	20,001	1,066,874
		7,749,135
Banking, Savings & Loans — 0.4%
Aiful Corp.(b)	44,800	1,283,541
Banks — 8.8%
Banco Santander Central Hispano SA	104,831	1,921,789
DBS Group Holdings Ltd.	167,653	2,491,258
HSBC Holdings PLC	205,600	3,752,116
Intesa Sanpaolo	429,442	3,182,359
Kookmin Bank Sponsored ADR (Korea)	32,681	2,866,777
Mitsubishi Tokyo Financial Group, Inc.	193	2,122,195
Nordea Bank AB	116,605	1,814,551
Royal Bank of Scotland Group PLC	287,526	3,628,500
Sumitomo Mitsui Financial Group, Inc.	269	2,501,154
UniCredito Italiano SpA	336,751	2,989,345
		27,270,044
Chemicals — 1.0%
BASF AG	17,715	2,317,824
Lonza Group AG Registered	9,470	864,131
		3,181,955

	Number of Shares	Market Value
Commercial Services — 2.8%
G4S PLC	834,730	$3,505,748
Rentokil Initial PLC	362,302	1,156,509
Securitas AB Cl. B	73,842	1,169,020
Securitas Systems AB Cl. B	73,842	250,701
Vedior NV	89,940	2,678,345
		8,760,323
Computers — 0.9%
Compal Electronics, Inc.	820,418	886,187
Lite-on Technology Corp.	1,451,242	1,869,561
		2,755,748
Diversified Financial — 3.5%
Hana Financial Group, Inc.	38,920	1,891,547
INVESCO PLC	209,926	2,700,346
Mega Financial Holding Co. Ltd.	1,577,000	1,067,482
Nomura Holdings, Inc.	72,512	1,404,183
Promise Co. Limited(b)	47,700	1,468,008
Shinhan Financial Group Co. Ltd.	39,560	2,397,447
		10,929,013
Electric — 2.8%
E.ON AG	28,360	4,748,432
National Grid PLC	83,533	1,230,878
Suez SA(b)	47,044	2,677,862
		8,657,172
Electrical Components & Equipment — 2.2%
Gamesa Corporacion Tecnologica SA	85,643	3,099,474
Hitachi Ltd.	183,604	1,295,341
Vestas Wind Systems A/S(a)	36,612	2,389,157
		6,783,972
Electronics — 2.4%
Electrocomponents PLC	151,624	798,173
Flextronics International Ltd.(a)	85,990	928,692
Koninklijke Philips Electronics NV	51,950	2,194,512
Mabuchi Motor Co Ltd.(b)	26,653	1,626,963
NEC Corp.	57,781	298,421
Venture Corp. Ltd.	159,387	1,634,212
		7,480,973
Food Services — 1.5%
Compass Group PLC	652,012	4,497,849

	Number of Shares	Market Value
Foods — 2.8%
Morrison (WM) Supermarkets	268,761	$1,621,930
Nestle SA	9,009	3,401,873
Unilever PLC GBP(c)	109,897	3,538,979
		8,562,782
Forest Products & Paper — 2.4%
Norske Skogindustrier ASA(b)	148,439	2,133,804
Stora Enso Oyj Cl. R(b)	154,009	2,840,986
UPM-Kymmene OYJ	103,510	2,545,941
		7,520,731
Gas — 0.4%
Centrica PLC	160,139	1,238,860
Holding Company – Diversified — 0.6%
Hutchison Whampoa, Ltd.	189,291	1,880,649
Home Furnishing — 1.5%
Sony Corp.	52,235	2,678,040
Thomson Multimedia SA	101,660	1,903,376
		4,581,416
Insurance — 8.1%
ACE Ltd.	52,664	3,292,553
Aviva PLC	211,230	3,130,158
AXA SA	79,743	3,409,704
ING Groep NV	113,572	4,983,459
Muenchener Rueckversicherungs AG	18,160	3,319,992
Old Mutual PLC	954,366	3,208,273
Sompo Japan Insurance Inc.	92,515	1,130,336
Swiss Reinsurance(b)	26,960	2,443,073
		24,917,548
Internet — 0.6%
Check Point Software Technologies Ltd.(a)	86,039	1,962,550
Iron & Steel — 0.6%
POSCO(b)	15,301	1,836,120
Leisure Time — 0.4%
TUI AG(a) (b)	48,560	1,340,120
Machinery – Diversified — 0.4%
Ebara Corp.(b)	281,000	1,287,072
Manufacturing — 3.8%
FUJIFILM Holdings Corp.	73,526	3,280,772
Olympus Corp.	52,210	2,027,891
Siemens AG	37,656	5,398,277
Smiths Group PLC	47,106	1,116,499
		11,823,439

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Media — 5.1%
British Sky Broadcasting Group PLC	297,224	$3,801,140
Mediaset SpA	326,852	3,360,622
Pearson PLC	202,544	3,404,056
Reed Elsevier NV	132,421	2,515,403
Yell Group PLC	300,297	2,764,349
		15,845,570
Mining — 0.5%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	37,436	1,411,337
Oil & Gas — 7.2%
BP PLC	417,384	5,017,588
ENI SpA(b)	118,701	4,287,325
Repsol YPF SA	76,421	3,002,764
Royal Dutch Shell PLC	125,754	5,240,119
Total SA (France)	59,542	4,816,287
		22,364,083
Oil & Gas Services — 0.3%
Sbm Offshore NV	25,312	961,431
Packaging & Containers — 0.7%
Amcor Ltd.	362,922	2,299,405
Pharmaceuticals — 5.4%
Celesio AG	63,560	4,099,293
GlaxoSmithKline PLC	163,714	4,279,498
Novartis AG	54,780	3,065,635
Sanofi-Aventis	45,218	3,638,357
Takeda Pharmaceutical Co. Ltd.	24,346	1,567,662
		16,650,445
Real Estate — 1.1%
Cheung Kong Holdings	251,215	3,291,550
Retail — 1.0%
Kingfisher PLC	654,654	2,953,585
Semiconductors — 3.0%
Infineon Technologies AG(a)	195,547	3,241,442
Samsung Electronics Co., Ltd.	7,715	4,713,043
Taiwan Semiconductor Manufacturing Co. Ltd.	607,627	1,310,235
		9,264,720
Telecommunications — 12.9%
BCE, Inc.(b)	76,049	2,912,991
China Telecom Corp. Ltd.	4,991,643	2,946,914
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	91,744	1,730,292
Eutelsat Communications	123,030	2,981,955

	Number of Shares	Market Value
France Telecom SA	137,887	$3,773,186
KT Corp.	22,985	539,228
Mobile Telesystems OJSC Sponsored ADR (Russia)	37,930	2,297,420
Singapore Telecommunications Ltd.	1,076,000	2,385,359
SK Telecom Co. Ltd. ADR (South Korea)(b)	55,680	1,522,848
Telefonica SA Sponsored ADR (Spain)	78,065	5,211,619
Telefonos de Mexico SA de CV Cl. L Sponsored ADR (Mexico)(b)	62,603	2,372,028
Telekom Austria AG	77,240	1,920,790
Telenor ASA(a)	220,606	4,297,789
Vodafone Group PLC Sponsored ADR (United Kingdom)	147,973	4,976,332
		39,868,751
Transportation — 1.4%
Deutsche Post AG	129,321	4,186,843
Water — 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)(b)	38,920	1,715,594
TOTAL EQUITIES (Cost $244,626,361)		288,359,674
	Principal Amount
SHORT-TERM INVESTMENTS — 16.7%
Cash Equivalents — 10.6%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 07/05/2007	$424,690	424,690
Abbey National PLC Eurodollar Time Deposit 5.285% 07/09/2007	1,061,731	1,061,731
American Beacon Money Market Fund(d)	1,191,213	1,191,213
Banco Bilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.300% 08/10/2007	796,298	796,298
Bank of America 5.270% 07/06/2007	1,061,731	1,061,731
Bank of America 5.270% 07/16/2007	212,346	212,346
Bank of America 5.270% 08/17/2007	265,433	265,433

	Principal Amount	Market Value
Bank of America 5.300% 09/17/2007	$530,865	$530,865
Bank of Ireland Eurodollar Time Deposit 5.300% 08/13/2007	1,061,731	1,061,731
Bank of Montreal Eurodollar Time Deposit 5.280% 07/03/2007	265,433	265,433
Bank of Montreal Eurodollar Time Deposit 5.290% 07/02/2007	212,346	212,346
Bank of Montreal Eurodollar Time Deposit 5.310% 08/14/2007	159,260	159,260
Bank of Nova Scotia Eurodollar Time Deposit 5.280% 07/09/2007	1,008,644	1,008,644
Bank Of Nova Scotia Eurodollar Time Deposit 5.285% 07/11/2007	583,952	583,952
Barclays Eurodollar Time Deposit 5.290% 07/06/2007	1,061,731	1,061,731
Barclays Eurodollar Time Deposit 5.295% 07/16/2007	212,346	212,346
Barclays Eurodollar Time Deposit 5.320% 09/04/2007	530,865	530,865
Bear Stearns & Co Commercial Paper 5.435% 07/10/2007	159,260	159,260
BGI Institutional Money Market Fund(d)	690,125	690,125
BNP Paribas Eurodollar Time Deposit 5.350% 07/02/2007	1,592,596	1,592,596
Calyon Eurodollar Time Deposit 5.290% 07/17/2007	530,865	530,865
Calyon Eurodollar Time Deposit 5.380% 07/02/2007	1,592,596	1,592,596
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.300% 07/30/2007	1,061,731	1,061,731
Dexia Group Eurodollar Time Deposit 5.290% 08/08/2007	1,061,731	1,061,731
Dreyfus Institutional Cash Advantage Money Market Fund(d)	318,519	318,519

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.174% 07/20/2007	$78,745	$78,745
First Tennessee National Corp. Eurodollar Time Deposit 5.300% 07/18/2007	265,433	265,433
Fortis Bank Eurodollar Time Deposit 5.290% 07/06/2007	265,433	265,433
Fortis Bank Eurodollar Time Deposit 5.290% 07/09/2007	371,606	371,606
Fortis Bank Eurodollar Time Deposit 5.300% 07/20/2007	265,433	265,433
Fortis Bank Eurodollar Time Deposit 5.300% 07/26/2007	212,346	212,346
Fortis Bank Eurodollar Time Deposit 5.350% 07/05/2007	530,865	530,865
Freddie Mac Discount Note 5.155% 07/16/2007	100,244	100,244
Freddie Mac Discount Note 5.185% 07/09/2007	52,333	52,333
Morgan Stanley & Co Commercial Paper 5.445% 08/01/2007	477,779	477,779
National Australia Bank Eurodollar Time Deposit 5.320% 07/02/2007	530,865	530,865
Nationwide Building Society Commercial Paper 5.301% 07/09/2007	529,773	529,773
Rabobank Nederland Eurodollar Time Deposit 5.280% 07/05/2007	796,298	796,298
Rabobank Nederland Eurodollar Time Deposit 5.290% 07/16/2007	1,061,731	1,061,731
Rabobank Nederland Eurodollar Time Deposit 5.330% 07/02/2007	1,592,596	1,592,596
Reserve Primary Money Market Fund(d)	1,054,021	1,054,021
Royal Bank of Canada Eurodollar Time Deposit 5.305% 08/30/2007	1,061,731	1,061,731
Royal Bank of Scotland Eurodollar Time Deposit 5.270% 07/11/2007	265,433	265,433

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/13/2007	$1,061,731	$1,061,731
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 07/19/2007	159,260	159,260
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 07/02/2007	178,345	178,345
UBS AG Eurodollar Time Deposit 5.277% 07/05/2007	743,211	743,211
UBS AG Eurodollar Time Deposit 5.285% 07/05/2007	1,061,731	1,061,731
Vanguard Prime Money Market Fund(d)	530,865	530,865
Wells Fargo Eurodollar Time Deposit 5.260% 07/02/2007	286,667	286,667
Wells Fargo Eurodollar Time Deposit 5.280% 07/11/2007	1,061,731	1,061,731
Wells Fargo Eurodollar Time Deposit 5.280% 07/12/2007	530,865	530,865
		32,775,109
Repurchase Agreements — 6.1%
Investors Bank & Trust Company Repurchase Agreement, dated 6/29/2007, 3.50%, due 7/02/2007(f)	18,997,522	18,997,522
TOTAL SHORT-TERM INVESTMENTS (Cost $51,772,631)		51,772,631
TOTAL INVESTMENTS — 110.0% (Cost $296,398,992)(g)		340,132,305
Other Assets/ (Liabilities) — (10.0%)		(30,940,949)
NET ASSETS — 100.0%		$309,191,356

Notes to Portfolio of Investments

ADR - American Depository Receipt

GBP - British Pound

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $19,003,063. Collateralized by a US Government Obligation with a rate of 5.82%, maturity date of 1/15/2033, and an aggregate market value, including accrued interest, of $19,947,398.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2)(a)	$268,709,052	$333,121,145	$176,577,071	$298,331,092
Short-term investments, at value (Note 2)(b)	30,288,534	49,454,350	20,331,639	30,508,067
Total investments(c)	298,997,586	382,575,495	196,908,710	328,839,159
Foreign currency, at value(d)	70,654	-	-	-
Receivables from:
Investments sold	4,826,227	1,006,628	-	9,973,309
Open forward foreign currency contracts (Note 2)	427,648	-	-	-
Investment Adviser (Note 3)	4,476	-	-	3,460
Fund shares sold	52,105	400,347	2,112	42,341
Interest and dividends	1,065,896	537,243	196,078	377,458
Foreign taxes withheld	3,125	9,550	-	6,422
Total assets	305,447,717	384,529,263	197,106,900	339,242,149
Liabilities:
Payables for:
Investments purchased	9,692,028	1,586,213	-	5,035,490
Open forward foreign currency contracts (Note 2)	464,233	-	-	-
Fund shares repurchased	61,278	7,367	57,878	76,123
Securities on loan (Note 2)	19,805,055	35,270,823	20,134,577	28,505,487
Directors' fees and expenses (Note 3)	19,139	16,209	11,215	21,557
Affiliates (Note 3):
Investment management fees	120,836	206,715	93,126	122,565
Administration fees	-	-	-	-
Accrued expense and other liabilities	19,243	12,099	16,118	17,111
Total liabilities	30,181,812	37,099,426	20,312,914	33,778,333
Net assets	$275,265,905	$347,429,837	$176,793,986	$305,463,816
Net assets consist of:
Paid-in capital	$254,729,273	$298,639,765	$146,308,932	$275,412,981
Undistributed net investment income (distributions in excess of net investment income)	3,025,860	2,572,875	1,216,155	1,588,177
Accumulated net realized gain (loss) on investments	3,467,584	7,319,970	5,836,145	5,729,392
Net unrealized appreciation (depreciation) on investments	14,043,188	38,897,227	23,432,754	22,733,266
Net assets	$275,265,905	$347,429,837	$176,793,986	$305,463,816
Shares outstanding	25,484,122	29,327,219	14,868,263	27,633,851
Net asset value, offering price and redemption price per share	$10.80	$11.85	$11.89	$11.05
(a) Cost of investments - unaffiliated issuers:	$254,635,143	$294,224,181	$153,144,317	$275,597,826
(b) Cost of short-term investments:	$30,288,534	$49,454,350	$20,331,639	$30,508,067
(c) Securities on loan with market value of:	$19,081,026	$34,258,144	$19,449,828	$27,388,061
(d) Cost of foreign currency:	$70,364	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2)(a)	$59,628,431	$75,937,973	$83,941,740
Short-term investments, at value (Note 2)(b)	3,274,548	7,494,500	18,716,100
Total investments(c)	62,902,979	83,432,473	102,657,840
Foreign currency, at value(d)	-	-	-
Receivables from:
Investments sold	204,427	154,648	-
Open forward foreign currency contracts (Note 2)	-	-	-
Investment Adviser (Note 3)	-	-	-
Fund shares sold	140,006	37,974	83,737
Interest and dividends	45,543	38,568	56,095
Foreign taxes withheld	2,755	201	-
Total assets	63,295,710	83,663,864	102,797,672
Liabilities:
Payables for:
Investments purchased	247,025	-	-
Open forward foreign currency contracts (Note 2)	-	-	-
Fund shares repurchased	35,686	14,994	2,808
Securities on loan (Note 2)	3,079,144	7,389,330	17,457,092
Directors' fees and expenses (Note 3)	3,834	5,305	6,208
Affiliates (Note 3):
Investment management fees	44,686	39,987	41,183
Administration fees	-	-	11,060
Accrued expense and other liabilities	19,365	18,042	19,311
Total liabilities	3,429,740	7,467,658	17,537,662
Net assets	$59,865,970	$76,196,206	$85,260,010
Net assets consist of:
Paid-in capital	$52,058,312	$71,398,573	$74,297,670
Undistributed net investment income (distributions in excess of net investment income)	120,267	65,503	158,880
Accumulated net realized gain (loss) on investments	(290,992)	(2,432,325)	2,330,193
Net unrealized appreciation (depreciation) on investments	7,978,383	7,164,455	8,473,267
Net assets	$59,865,970	$76,196,206	$85,260,010
Shares outstanding	5,200,595	7,121,182	-
Net asset value, offering price and redemption price per share	$11.51	$10.70	$-
(a) Cost of investments - unaffiliated issuers:	$51,650,048	$68,773,518	$75,468,473
(b) Cost of short-term investments:	$3,274,548	$7,494,500	$18,716,100
(c) Securities on loan with market value of:	$2,984,968	$7,180,377	$16,939,924
(d) Cost of foreign currency:	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Class I shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value and redemption price per share	$-	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Class I shares:
Net assets	$-	$-	$19,934,963
Shares outstanding	-	-	1,728,865
Net asset value and redemption price per share	$-	$-	$11.53
Class II shares:
Net assets	$-	$-	$65,325,047
Shares outstanding	-	-	5,662,185
Net asset value, offering price and redemption price per share	$-	$-	$11.54

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Mid Cap Value	MML Mid Cap Growth	MML Small Cap Value
	Fund	Fund	Fund
Assets:
Investments, at value (Note 2)(a)	$396,565,794	$288,186,563	$225,849,048
Short-term investments, at value (Note 2)(b)	40,725,181	83,558,688	57,266,488
Total investments(c)	437,290,975	371,745,251	283,115,536
Cash	689,209	-	-
Foreign currency, at value:(d)	-	-	-
Receivables from:
Investments sold	15,482,229	765,360	-
Investment Adviser (Note 3)	-	-	-
Fund shares sold	366,708	198,479	210,675
Interest and dividends	913,459	111,882	508,025
Broker for collateral held for open futures contracts (Note 2)	-	-	249,407
Foreign taxes withheld	-	-	-
Total assets	454,742,580	372,820,972	284,083,643
Liabilities:
Payables for:
Investments purchased	17,279,649	1,967,831	-
Fund shares repurchased	342,570	207,760	12,611
Variation margin on open futures contracts (Note 2)	-	-	5,100
Securities on loan (Note 2)	32,344,444	70,274,534	54,336,017
Directors' fees and expenses (Note 3)	22,186	21,919	12,007
Affiliates (Note 3):
Investment management fees	271,034	184,278	136,862
Administration fees	-	-	-
Accrued expense and other liabilities	16,934	20,910	16,480
Total liabilities	50,276,817	72,677,232	54,519,077
Net assets	$404,465,763	$300,143,740	$229,564,566
Net assets consist of:
Paid-in capital	$344,073,477	$260,417,406	$219,763,299
Undistributed net investment income (distributions in excess of net investment income)	2,494,448	470,032	1,177,710
Accumulated net realized gain (loss) on investments	46,163,318	7,184,963	(445,648)
Net unrealized appreciation (depreciation) on investments	11,734,520	32,071,339	9,069,205
Net assets	$404,465,763	$300,143,740	$229,564,566
Shares outstanding	34,127,568	26,066,309	21,952,759
Net asset value, offering price and redemption price per share	$11.85	$11.51	$10.46
(a) Cost of investments - unaffiliated issuers:	$384,824,682	$256,115,484	$216,774,683
(b) Cost of short-term investments:	$40,725,181	$83,558,688	$57,266,488
(c) Securities on loan with market value of:	$31,381,976	$67,848,322	$52,076,353
(d) Cost of foreign currency:	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index	MML Global	MML Foreign
	Fund	Fund	Fund
Assets:
Investments, at value (Note 2)(a)	$66,765,841	$59,871,697	$288,359,674
Short-term investments, at value (Note 2)(b)	18,622,631	4,113,564	51,772,631
Total investments(c)	85,388,472	63,985,261	340,132,305
Cash	-	-	-
Foreign currency, at value:(d)	-	20,603	651,283
Receivables from:
Investments sold	-	423,512	11,207
Investment Adviser (Note 3)	-	11,599	-
Fund shares sold	5,082	9,230	193,391
Interest and dividends	72,337	70,458	1,289,504
Broker for collateral held for open futures contracts (Note 2)	-	-	-
Foreign taxes withheld	-	11,010	50,250
Total assets	85,465,891	64,531,673	342,327,940
Liabilities:
Payables for:
Investments purchased	-	432,586	478
Fund shares repurchased	91,884	20,577	96,424
Variation margin on open futures contracts (Note 2)	7,678	-	-
Securities on loan (Note 2)	16,876,670	3,416,103	32,775,109
Directors' fees and expenses (Note 3)	5,084	4,433	14,084
Affiliates (Note 3):
Investment management fees	19,326	29,188	216,476
Administration fees	-	9,587	-
Accrued expense and other liabilities	20,293	28,804	34,013
Total liabilities	17,028,076	3,941,278	33,136,584
Net assets	$68,437,815	$60,590,395	$309,191,356
Net assets consist of:
Paid-in capital	$62,409,438	$53,094,727	$257,937,795
Undistributed net investment income (distributions in excess of net investment income)	355,183	480,566	4,900,214
Accumulated net realized gain (loss) on investments	1,192,179	1,249,264	2,606,811
Net unrealized appreciation (depreciation) on investments	4,481,015	5,765,838	43,746,536
Net assets	$68,437,815	$60,590,395	$309,191,356
Shares outstanding	6,251,016	-	25,307,258
Net asset value, offering price and redemption price per share	$10.95	$-	$12.22
(a) Cost of investments - unaffiliated issuers:	$62,283,816	$54,108,911	$244,626,361
(b) Cost of short-term investments:	$18,622,631	$4,113,564	$51,772,631
(c) Securities on loan with market value of:	$16,253,516	$3,288,263	$31,254,664
(d) Cost of foreign currency:	$-	$20,619	$645,788

MML Series Investment Fund – Financial Statements (Continued)

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	MML Mid Cap Value	MML Mid Cap Growth	MML Small Cap Value
	Fund	Fund	Fund
Class I shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value and redemption price per share	$-	$-	$-
Class II shares:
Net assets	$-	$-	$-
Shares outstanding	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index	MML Global	MML Foreign
	Fund	Fund	Fund
Class I shares:
Net assets	$-	$10,489,884	$-
Shares outstanding	-	921,015	-
Net asset value and redemption price per share	$-	$11.39	$-
Class II shares:
Net assets	$-	$50,100,511	$-
Shares outstanding	-	4,395,972	-
Net asset value, offering price and redemption price per share	$-	$11.40	$-

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

	MML Asset Allocation Fund	MML Equity Income Fund	MML Income & Growth Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends(a)	$1,410,419	$3,422,073	$1,781,083	$2,264,073
Interest	2,371,060	352,159	7,423	84,372
Securities lending net income	21,726	24,639	27,499	24,607
Total investment income	3,803,205	3,798,871	1,816,005	2,373,052
Expenses (Note 3):
Investment management fees (Note 3)	738,369	1,176,557	572,138	750,769
Custody fees	21,283	16,149	15,917	15,906
Trustee reporting	891	892	891	891
Audit and legal fees	16,827	15,543	15,418	16,269
Proxy fees	441	318	318	441
Shareholder reporting fees	3,161	1,973	1,492	3,495
Directors' fees (Note 3)	13,869	7,842	6,272	15,343
	794,841	1,219,274	612,446	803,114
Administration fees (Note 3):
Class I	-	-	-	-
Class II	-	-	-	-
Total expenses	794,841	1,219,274	612,446	803,114
Expenses waived (Note 3):	(29,623)	-	-	(22,314)
Net expenses	765,218	1,219,274	612,446	780,800
Net investment income (loss)	3,037,987	2,579,597	1,203,559	1,592,252
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	3,041,887	6,215,465	6,821,508	5,277,337
Foreign currency transactions	(36,701)	(835)	-	20
Net realized gain (loss)	3,005,186	6,214,630	6,821,508	5,277,357
Net change in unrealized appreciation (depreciation) on:
Investments	7,047,219	15,613,580	5,421,396	12,993,717
Translation of assets and liabilities in foreign currencies	(30,144)	90	-	-
Net unrealized appreciation (depreciation)	7,017,075	15,613,670	5,421,396	12,993,717
Net realized and unrealized gain (loss)	10,022,261	21,828,300	12,242,904	18,271,074
Net increase (decrease) in net assets resulting from operations	$13,060,248	$24,407,897	$13,446,463	$19,863,326
(a) Net of withholding tax of:	$25,844	$18,880	$13,764	$39,869

The accompanying notes are an integral part of the financial statements.

	MML Blue Chip Growth Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund
Investment income (Note 2):
Dividends(a)	$348,155	$310,296	$388,284
Interest	7,198	5,215	21,434
Securities lending net income	4,259	24,309	29,044
Total investment income	359,612	339,820	438,762
Expenses (Note 3):
Investment management fees (Note 3)	211,153	248,696	244,240
Custody fees	6,929	4,544	7,253
Trustee reporting	891	891	891
Audit and legal fees	15,171	14,906	15,337
Proxy fees	381	318	318
Shareholder reporting fees	668	825	985
Directors' fees (Note 3)	2,876	3,519	4,515
	238,069	273,699	273,539
Administration fees (Note 3):
Class I	-	-	21,907
Class II	-	-	44,210
Total expenses	238,069	273,699	339,656
Expenses waived (Note 3):	-	-	(61,864)
Net expenses	238,069	273,699	277,792
Net investment income (loss)	121,543	66,121	160,970
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	615,679	849,035	2,834,861
Foreign currency transactions	(1,369)	-	-
Net realized gain (loss)	614,310	849,035	2,834,861
Net change in unrealized appreciation (depreciation) on:
Investments	4,082,773	4,318,214	7,056,979
Translation of assets and liabilities in foreign currencies	13	-	-
Net unrealized appreciation (depreciation)	4,082,786	4,318,214	7,056,979
Net realized and unrealized gain (loss)	4,697,096	5,167,249	9,891,840
Net increase (decrease) in net assets resulting from operations	$4,818,639	$5,233,370	$10,052,810
(a) Net of withholding tax of:	$8,004	$10,269	$16,801

MML Series Investment Fund – Financial Statements (Continued)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund	MML Small Cap Value Fund
Investment income (Note 2):
Dividends(a)	$3,902,588	$1,440,936	$1,838,928
Interest	234,143	144,796	73,194
Securities lending net income	12,878	62,376	89,572
Total investment income	4,149,609	1,648,108	2,001,694
Expenses (Note 3):
Investment management fees (Note 3)	1,577,619	1,106,213	811,195
Custody fees	40,437	20,123	13,209
Trustee reporting	891	891	1,780
Audit and legal fees	16,384	16,695	15,384
Proxy fees	318	318	318
Shareholder reporting fees	3,129	3,907	1,647
Directors' fees (Note 3)	13,098	17,130	6,805
	1,651,876	1,165,277	850,338
Administration fees (Note 3):
Class I	-	-	-
Class II	-	-	-
Total expenses	1,651,876	1,165,277	850,338
Expenses waived (Note 3):	-	-	-
Net expenses	1,651,876	1,165,277	850,338
Net investment income (loss)	2,497,733	482,831	1,151,356
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	39,789,852	9,582,389	8,668,301
Closed futures contracts	-	-	22,680
Foreign currency transactions	(488,278)	(251)	-
Net realized gain (loss)	39,301,574	9,582,138	8,690,981
Net change in unrealized appreciation (depreciation) on:
Investments	(7,130,693)	29,705,102	(9,986,346)
Open futures contracts	-	-	3,160
Translation of assets and liabilities in foreign currencies	147,340	316	-
Net unrealized appreciation (depreciation)	(6,983,353)	29,705,418	(9,983,186)
Net realized and unrealized gain (loss)	32,318,221	39,287,556	(1,292,205)
Net increase (decrease) in net assets resulting from operations	$34,815,954	$39,770,387	$(140,849)
(a) Net of withholding tax of:	$15,241	$4,968	$-

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund
Investment income (Note 2):
Dividends(a)	$437,906	$648,818	$6,004,730
Interest	18,413	18,386	262,084
Securities lending net income	30,975	6,701	151,345
Total investment income	487,294	673,905	6,418,159
Expenses (Note 3):
Investment management fees (Note 3)	119,069	178,844	1,214,880
Custody fees	9,653	63,891	132,154
Trustee reporting	891	891	891
Audit and legal fees	14,993	15,353	15,950
Proxy fees	318	318	318
Shareholder reporting fees	830	724	1,841
Directors' fees (Note 3)	3,791	3,305	7,395
	149,545	263,326	1,373,429
Administration fees (Note 3):
Class I	-	13,789	-
Class II	-	44,789	-
Total expenses	149,545	321,904	1,373,429
Expenses waived (Note 3):	-	(135,155)	-
Net expenses	149,545	186,749	1,373,429
Net investment income (loss)	337,749	487,156	5,044,730
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,175,048	1,997,345	2,742,463
Closed futures contracts	51,070	-	-
Foreign currency transactions	-	(49,618)	(135,652)
Net realized gain (loss)	1,226,118	1,947,727	2,606,811
Net change in unrealized appreciation (depreciation) on:
Investments	3,978,321	2,395,375	21,443,602
Open futures contracts	2,884	-	-
Translation of assets and liabilities in foreign currencies	-	2,486	13,910
Net unrealized appreciation (depreciation)	3,981,205	2,397,861	21,457,512
Net realized and unrealized gain (loss)	5,207,323	4,345,588	24,064,323
Net increase (decrease) in net assets resulting from operations	$5,545,072	$4,832,744	$29,109,053
(a) Net of withholding tax of:	$-	$32,706	$512,712

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Asset Allocation Fund		MML Equity Income Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,037,987	$4,089,604	$2,579,597	$2,743,473
Net realized gain (loss) on investment transactions	3,005,186	802,656	6,214,630	1,808,445
Net change in unrealized appreciation (depreciation) on investments	7,017,075	7,026,113	15,613,670	23,283,557
Net increase (decrease) in net assets resulting from operations	13,060,248	11,918,373	24,407,897	27,835,475
Distributions to shareholders (Note 2):
From net investment income:	-	(4,139,877)	-	(2,641,992)
From tax return of capital:	-	-	-	-
From net realized gains:	-	(302,112)	-	(811,309)
Net fund share transactions (Note 5):	(4,006,750)	258,736,023	30,664,906	267,974,860
Total increase (decrease) in net assets	9,053,498	266,212,407	55,072,803	292,357,034
Net assets:
Beginning of year	266,212,407	-	292,357,034	-
End of year	$275,265,905	$266,212,407	$347,429,837	$292,357,034
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$3,025,860	$(12,127)	$2,572,875	$(6,722)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Income & Growth Fund		MML Growth & Income Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,203,559	$2,163,025	$1,592,252	$2,188,839
Net realized gain (loss) on investment transactions	6,821,508	(1,010,580)	5,277,357	459,272
Net change in unrealized appreciation (depreciation) on investments	5,421,396	18,011,358	12,993,717	9,739,549
Net increase (decrease) in net assets resulting from operations	13,446,463	19,163,803	19,863,326	12,387,660
Distributions to shareholders (Note 2):
From net investment income:	-	(2,125,212)	-	(2,200,151)
From tax return of capital:	-	(89,214)	-	-
From net realized gains:	-	-	-	-
Net fund share transactions (Note 5):	(17,456,483)	163,854,629	(17,040,058)	292,453,039
Total increase (decrease) in net assets	(4,010,020)	180,804,006	2,823,268	302,640,548
Net assets:
Beginning of year	180,804,006	-	302,640,548	-
End of year	$176,793,986	$180,804,006	$305,463,816	$302,640,548
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1,216,155	$12,596	$1,588,177	$(4,075)

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Blue Chip Growth Fund		MML Large Cap Growth Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$121,543	$124,688	$66,121	$79,707
Net realized gain (loss) on investment transactions	614,310	(907,931)	849,035	(3,281,360)
Net change in unrealized appreciation (depreciation) on investments	4,082,786	3,895,597	4,318,214	2,846,241
Net increase (decrease) in net assets resulting from operations	4,818,639	3,112,354	5,233,370	(355,412)
Distributions to shareholders (Note 2):
From net investment income:	-	(123,335)	-	(80,325)
Class I	-	-	-	-
Class II	-	-	-	-
Total distributions from net investment income	-	(123,335)	-	(80,325)
From tax return of capital:	-	(2,984)	-	-
Class I	-	-	-	-
Class II	-	-	-	-
Net fund share transactions (Note 5):	301,293	51,760,003	(6,929,044)	78,327,617
Class I	-	-	-	-
Class II	-	-	-	-
Increase (decrease) in net assets from fund share transactions	301,293	51,760,003	(6,929,044)	78,327,617
Total increase (decrease) in net assets	5,119,932	54,746,038	(1,695,674)	77,891,880
Net assets:
Beginning of year	54,746,038	-	77,891,880	-
End of year	$59,865,970	$54,746,038	$76,196,206	$77,891,880
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$120,267	$(1,276)	$65,503	$(618)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Concentrated Growth Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$160,970	$105,706
Net realized gain (loss) on investment transactions	2,834,861	(504,668)
Net change in unrealized appreciation (depreciation) on investments	7,056,979	1,416,288
Net increase (decrease) in net assets resulting from operations	10,052,810	1,017,326
Distributions to shareholders (Note 2):
From net investment income:	-	-
Class I	-	(15,355)
Class II	-	(92,441)
Total distributions from net investment income	-	(107,796)
From tax return of capital:	-	-
Class I	-	(997)
Class II	-	(6,001)
Net fund share transactions (Note 5):	-	-
Class I	(364,320)	17,795,274
Class II	(7,162,345)	64,036,059
Increase (decrease) in net assets from fund share transactions	(7,526,665)	81,831,333
Total increase (decrease) in net assets	2,526,145	82,733,865
Net assets:
Beginning of year	82,733,865	-
End of year	$85,260,010	$82,733,865
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$158,880	$(2,090)

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Mid Cap Value Fund		MML Mid Cap Growth Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,497,733	$3,088,987	$482,831	$(214,782)
Net realized gain (loss) on investment transactions	39,301,574	13,933,082	9,582,138	(2,398,681)
Net change in unrealized appreciation (depreciation) on investments	(6,983,353)	18,717,873	29,705,418	2,365,921
Net increase (decrease) in net assets resulting from operations	34,815,954	35,739,942	39,770,387	(247,542)
Distributions to shareholders (Note 2):
From net investment income:	-	(3,072,499)	-	-
From tax return of capital:	-	-	-	-
From net realized gains:	-	(7,091,111)	-	-
Net fund share transactions (Note 5):	10,743,801	333,329,676	(24,775,163)	285,396,058
Total increase (decrease) in net assets	45,559,755	358,906,008	14,995,224	285,148,516
Net assets:
Beginning of year	358,906,008	-	285,148,516	-
End of year	$404,465,763	$358,906,008	$300,143,740	$285,148,516
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$2,494,448	$(3,285)	$470,032	$(12,799)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Value Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,151,356	$1,474,802
Net realized gain (loss) on investment transactions	8,690,981	(9,213,568)
Net change in unrealized appreciation (depreciation) on investments	(9,983,186)	19,052,391
Net increase (decrease) in net assets resulting from operations	(140,849)	11,313,625
Distributions to shareholders (Note 2):
From net investment income:	-	(1,371,509)
From tax return of capital:	-	(22,007)
From net realized gains:	-	-
Net fund share transactions (Note 5):	22,466,485	197,318,821
Total increase (decrease) in net assets	22,325,636	207,238,930
Net assets:
Beginning of year	207,238,930	-
End of year	$229,564,566	$207,238,930
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1,177,710	$26,354

MML Series Investment Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

	MML Small Cap Index Fund		MML Global Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$337,749	$273,916	$487,156	$629,048
Net realized gain (loss) on investment transactions	1,226,118	(12,969)	1,947,727	(704,452)
Net change in unrealized appreciation (depreciation) on investments	3,981,205	499,810	2,397,861	3,367,977
Net increase (decrease) in net assets resulting from operations	5,545,072	760,757	4,832,744	3,292,573
Distributions to shareholders (Note 2):
From net investment income:	-	(277,452)	-	-
Class I	-	-	-	(96,142)
Class II	-	-	-	(539,189)
Total distributions from net investment income	-	(277,452)	-	(635,331)
From tax return of capital:	-	-	-	-
From net realized gains:	-	-	-	-
Net fund share transactions (Note 5):	(5,890,059)	68,299,497	-	-
Class I	-	-	(8,398)	9,212,901
Class II	-	-	(5,735,702)	49,631,608
Increase (decrease) in net assets from fund share transactions	(5,890,059)	68,299,497	(5,744,100)	58,844,509
Total increase (decrease) in net assets	(344,987)	68,782,802	(911,356)	61,501,751
Net assets:
Beginning of year	68,782,802	-	61,501,751	-
End of year	$68,437,815	$68,782,802	$60,590,395	$61,501,751
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$355,183	$17,434	$480,566	$(6,590)

*  Funds commenced operations on May 1, 2006.

The accompanying notes are an integral part of the financial statements.

	MML Foreign Fund
	Six Months Ended June 30, 2007 (Unaudited)	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,044,730	$2,619,083
Net realized gain (loss) on investment transactions	2,606,811	34,952
Net change in unrealized appreciation (depreciation) on investments	21,457,512	22,289,024
Net increase (decrease) in net assets resulting from operations	29,109,053	24,943,059
Distributions to shareholders (Note 2):
From net investment income:	-	(2,630,744)
Class I	-	-
Class II	-	-
Total distributions from net investment income	-	(2,630,744)
From tax return of capital:	-	(82,071)
From net realized gains:	-	(167,807)
Net fund share transactions (Note 5):	26,570,184	231,449,682
Class I	-	-
Class II	-	-
Increase (decrease) in net assets from fund share transactions	26,570,184	231,449,682
Total increase (decrease) in net assets	55,679,237	253,512,119
Net assets:
Beginning of year	253,512,119	-
End of year	$309,191,356	$253,512,119
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,900,214	$(144,516)

MML Asset Allocation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.30		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.16	***
Net realized and unrealized gain (loss) on investments	0.38		0.31
Total income from investment operations	0.50		0.47
Less distributions to shareholders:
From net investment income	-		(0.16)
From net realized gains	-		(0.01)
Total distributions	-		(0.17)
Net asset value, end of period	$10.80		$10.30
Total Return(a)	4.85	%**	4.74	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$275,266		$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.59	%*	0.61	% *
After expense waiver	0.57	%*#	0.57	% *#
Net investment income (loss) to average daily net assets	2.25	%*	2.40	% *
Portfolio turnover rate	31	%**	38	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.97		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.11	***
Net realized and unrealized gain (loss) on investments	0.79		0.99
Total income from investment operations	0.88		1.10
Less distributions to shareholders:
From net investment income	-		(0.10)
From net realized gains	-		(0.03)
Total distributions	-		(0.13)
Net asset value, end of period	$11.85		$10.97
Total Return(a)	8.02	%**	11.01	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$347,430		$292,357
Net expenses to average daily net assets	0.78	%*	0.80	% *
Net investment income (loss) to average daily net assets	1.64	%*	1.66	% *
Portfolio turnover rate	12	%**	12	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$11.03		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.13	***
Net realized and unrealized gain (loss) on investments	0.78		1.04
Total income from investment operations	0.86		1.17
Less distributions to shareholders:
From net investment income	-		(0.14)
Net asset value, end of period	$11.89		$11.03
Total Return(a)	7.80	%**	11.66	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$176,794		$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.70	%*	0.72	% *
After expense waiver	N/A		0.70	% *#
Net investment income (loss) to average daily net assets	1.36	%*	1.84	% *
Portfolio turnover rate	24	%**	38	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.07	***
Net realized and unrealized gain (loss) on investments	0.63		0.37
Total income from investment operations	0.69		0.44
Less distributions to shareholders:
From net investment income	-		(0.08)
Net asset value, end of period	$11.05		$10.36
Total Return(a)	6.66	%**	4.35	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$305,464		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.53	%*	0.55	% *
After expense waiver	0.52	%*#	0.52	% *#
Net investment income (loss) to average daily net assets	1.05	%*	1.11	% *
Portfolio turnover rate	15	%**	22	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.91		0.58
Total income from investment operations	0.93		0.60
Less distributions to shareholders:
From net investment income	-		(0.02)
Net asset value, end of period	$11.51		$10.58
Total Return(a)	8.79	%**	6.04	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$59,866		$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.85	%*	0.90	% *
After expense waiver	N/A		0.85	% *#
Net investment income (loss) to average daily net assets	0.43	%*	0.37	% *
Portfolio turnover rate	17	%**	24	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.69		(0.00	) †
Total income from investment operations	0.70		0.01
Less distributions to shareholders:
From net investment income	-		(0.01)
Net asset value, end of period	$10.70		$10.00
Total Return(a)	7.00	%**	0.10	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$76,196		$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.72	%*	0.76	% *
After expense waiver	N/A		0.73	% *#
Net investment income (loss) to average daily net assets	0.17	%*	0.15	% *
Portfolio turnover rate	42	%**	61	% **

*  Annualized.

**  Percentage represents the results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

†  Amount is less than $0.01 per share.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I				Class II
	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+		Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.21		$10.00		$10.21		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.30		0.21		1.31		0.22
Total income from investment operations	1.32		0.22		1.33		0.23
Less distributions to shareholders:
From net realized gains	-		(0.01)		-		(0.02)
Net asset value, end of period	$11.53		$10.21		$11.54		$10.21
Total Return(a)	12.93	%**	2.19	% **	13.03	%**	2.25	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,935		$18,032		$65,325		$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.91	%*	0.94	% *	0.81	%*	0.84	% *
After expense waiver	0.76	%*#	0.76	% *#	0.66	%*#	0.66	% *#
Net investment income (loss) to average daily net assets	0.32	%*	0.11	% *	0.41	%*	0.21	% *
Portfolio turnover rate	22	%**	43	% **	22	%**	43	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.81		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.97		1.03
Total income from investment operations	1.04		1.13
Less distributions to shareholders:
From net investment income	-		(0.10)
From net realized gains	-		(0.22)
Total distributions	-		(0.32)
Net asset value, end of period	$11.85		$10.81
Total Return(a)	9.62	%**	11.23	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$404,466		$358,906
Net expenses to average daily net assets	0.88	%*	0.90	% *
Net investment income (loss) to average daily net assets	1.32	%*	1.44	% *
Portfolio turnover rate	103	%**	173	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	1.45		0.05
Total income from investment operations	1.47		0.04
Net asset value, end of period	$11.51		$10.04
Total Return(a)	14.53	%**	0.50	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$300,144		$285,149
Net expenses to average daily net assets	0.81	%*	0.83	% *
Net investment income (loss) to average daily net assets	0.33	%*	(0.11	)% *
Portfolio turnover rate	13	%**	30	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.08	***
Net realized and unrealized gain (loss) on investments	(0.05)		0.44
Total income from investment operations	0.01		0.52
Less distributions to shareholders:
From net investment income	-		(0.07)
Net asset value, end of period	$10.46		$10.45
Total Return(a)	0.10	% **	5.20	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$229,565		$207,239
Net expenses to average daily net assets	0.79	% *	0.83	% *
Net investment income (loss) to average daily net assets	1.06	% *	1.29	% *
Portfolio turnover rate	63	% **	173	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.10		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.80		0.10
Total income from investment operations	0.85		0.14
Less distributions to shareholders:
From net investment income	-		(0.04)
Net asset value, end of period	$10.95		$10.10
Total Return(a)	8.42	%**	1.41	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$68,438		$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.44	%*	0.52	% *
After expense waiver	N/A		0.45	% *#
Net investment income (loss) to average daily net assets	0.99	%*	0.60	% *
Portfolio turnover rate	7	%**	73	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I				Class II
	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+		Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$10.52		$10.00		$10.52		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.10	***	0.09	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.79		0.53		0.79		0.53
Total income from investment operations	0.87		0.63		0.88		0.63
Less distributions to shareholders:
From net investment income	-		(0.11)		-		(0.11)
Net asset value, end of period	$11.39		$10.52		$11.40		$10.52
Total Return(a)	8.27	%**	6.25	% **	8.37	%**	6.30	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,490		$9,698		$50,101		$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.16	%*	1.15	% *	1.06	%*	1.04	% *
After expense waiver	0.71	%*#	0.71	% *#	0.61	%*#	0.61	% *#
Net investment income (loss) to average daily net assets	1.54	%*	1.47	% *	1.64	%*	1.60	% *
Portfolio turnover rate	31	%**	41	% **	31	%**	41	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/07 (Unaudited)		Period ended 12/31/06+
Net asset value, beginning of period	$11.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.13	***
Net realized and unrealized gain (loss) on investments	1.01		1.00
Total income from investment operations	1.22		1.13
Less distributions to shareholders:
From net investment income	-		(0.12)
From net realized gains	-		(0.01)
Total distributions	-		(0.13)
Net asset value, end of period	$12.22		$11.00
Total Return(a)	11.09	%**	11.26	% **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$309,191		$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.01	%*	1.03	% *
After expense waiver	N/A		1.02	% #*
Net investment income (loss) to average daily net assets	3.68	%*	1.90	% *
Portfolio turnover rate	6	%**	9	% **

*  Annualized.

**  Percentage represents results for the period and is not annualized.

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on May 1, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.  The Fund  MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. MML Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are thirteen series of MML Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Small Cap Value Fund ("Small Cap Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Global Fund ("Global Fund") and MML Foreign Fund ("Foreign Fund").

Each Fund commenced operations on May 1, 2006.

MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Concentrated Growth Fund and Global Fund offer two classes of shares: Class I and Class II. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in each Fund's Prospectus.

2.  Significant Accounting Policies  The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign

Notes to Financial Statements (Unaudited) (Continued)

exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, a fair value pricing service is used to assist in the pricing of each of the foreign securities held by the MML Trust's foreign funds. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2007, the Funds loaned securities having the following market values, collateralized by cash which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Asset Allocation Fund	$19,081,026	$19,805,055
Equity Income Fund	34,258,144	35,270,823
Income & Growth Fund	19,449,828	20,134,577
Growth & Income Fund	27,388,061	28,505,487
Blue Chip Growth Fund	2,984,968	3,079,144
Large Cap Growth Fund	7,180,377	7,389,330
Concentrated Growth Fund	16,939,924	17,457,092
Mid Cap Value Fund	31,381,976	32,344,444
Mid Cap Growth Fund	67,848,322	70,274,534
Small Cap Value Fund	52,076,353	54,336,017
Small Cap Index Fund	16,253,516	16,876,670
Global Fund	3,288,263	3,416,103
Foreign Fund	31,254,664	32,775,109
	$329,385,422	$341,664,385

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers.

Notes to Financial Statements (Unaudited) (Continued)

MML Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2007, the MML Trust earned securities lending agent fees as follows:

Securities Securities Securities	Lending Gross Income	Lending Fees and Expenses	Lending Net Income
Asset Allocation Fund	$746,542	$724,816	$21,726
Equity Income Fund	814,532	789,893	24,639
Income & Growth Fund	494,928	467,429	27,499
Growth & Income Fund	873,019	848,412	24,607
Blue Chip Growth Fund	138,395	134,136	4,259
Large Cap Growth Fund	161,011	136,702	24,309
Concentrated Growth Fund	356,547	327,503	29,044
Mid Cap Value Fund	620,193	607,315	12,878
Mid Cap Growth Fund	1,681,680	1,619,304	62,376
Small Cap Value Fund	1,170,928	1,081,356	89,572
Small Cap Index Fund	354,564	323,589	30,975
Global Fund	114,318	107,617	6,701
Foreign Fund	871,443	720,098	151,345
	$8,398,100	$7,888,170	$509,930

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Unaudited) (Continued)

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without affecting the net asset value of the Funds.

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

A summary of open forward foreign currency contracts for the Asset Allocation Fund at June 30, 2007 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund
BUYS
07/18/07	Euro	74,557	$100,000	$100,759	$759
07/09/07	Japanese Yen	13,872,850	114,358	112,530	(1,828)
					$(1,069)
SELLS
07/09/07	Euro	85,000	114,359	114,731	(372)
07/18/07	Euro	100,000	100,000	135,144	(35,144)
					$(35,516)

Notes to Financial Statements (Unaudited) (Continued)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Asset Allocation Fund under these forward commitments at June 30, 2007 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
Asset Allocation Fund
FNMA TBA
6.5% 07/25/2037	July-07	$600,000	$603,469	$603,469	$-
					$-

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Small Cap Value Fund and Small Cap Index Fund at June 30, 2007, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Value Fund
BUYS 30	Russell Mini	09/21/2007	$2,526,300	$(5,160)
Small Cap Index Fund
BUYS 24	Russell Mini	09/21/2007	2,021,040	(1,010)

Notes to Financial Statements (Unaudited) (Continued)

Allocation of Operating Activity
   In maintaining the records for the Concentrated Growth Fund and Global Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Foreign Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between MML Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates:

Asset Allocation Fund	0.55%	Mid Cap Value Fund	0.84%

Equity Income Fund	0.75%	Mid Cap Growth Fund	0.77%

Income & Growth Fund	0.65%	Small Cap Value Fund	0.75%

Growth & Income Fund	0.50%	Small Cap Index Fund	0.35%

Blue Chip Growth Fund	0.75%	Global Fund	0.60%

Large Cap Growth Fund	0.65%	Foreign Fund	0.89%

Concentrated Growth Fund	0.60%

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Equity Income Fund, Blue Chip Growth Fund and Mid Cap Growth Fund, American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund, AllianceBernstein L.P. for the Large Cap Growth Fund, Legg Mason Capital Management, Inc. for the Concentrated Growth Fund, Goldman Sachs Asset Management, L.P. for the Small Cap Value Fund, Northern Trust Investments, N.A. for the Small Cap Index Fund, Neuberger Berman Management, Inc. for the Global Fund, and Templeton Investment Counsel, LLC for the Foreign Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Notes to Financial Statements (Unaudited) (Continued)

Administration & Shareholder Service Fees
  For the Concentrated Growth Fund and Global Fund, under a separate administrative and shareholder services agreement between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds at the following annual rates: 0.24% of the average daily net assets of Class I shares and 0.14% of Class II shares of the Concentrated Growth Fund, 0.28% of the average daily net assets of Class I shares and 0.18% of Class II shares of the Global Fund.

Expense Waivers
   MassMutual agreed to cap the fees and expenses of the Funds through April 30, 2008, unless otherwise noted, as follows:

Asset Allocation Fund	0.57%	Mid Cap Value Fund	0.93%

Equity Income Fund	0.85%	Mid Cap Growth Fund	0.85%

Income & Growth Fund	0.70%	Small Cap Value Fund	0.88%

Growth & Income Fund	0.52%	Small Cap Index Fund	0.45%

Blue Chip Growth Fund	0.85%	Global Fund

Large Cap Growth Fund	0.73%	Class I	0.71%

Concentrated Growth Fund		Class II	0.61%

Class I	0.76%	Foreign Fund	1.02%

Class II	0.66%

Rebated Brokerage Commissions
    The Asset Allocation Fund, Growth & Income Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Concentrated Growth Fund and Global Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. For the six months ended June 30, 2007, brokerage commissions rebated under these agreements are as follows:

Commissions
Asset Allocation Fund	$5,374
Growth & Income Fund	6,057
Blue Chip Growth Fund	1,123
Large Cap Growth Fund	8,084
Concentrated Growth Fund	11,894
Global Fund	5,141

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Deferred Compensation
   Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2007, no significant amounts have been deferred.

Notes to Financial Statements (Unaudited) (Continued)

4.  Purchases and Sales of Investments   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Asset Allocation Fund	$29,606,238	$54,365,468
	Equity Income Fund	-	69,679,730
	Income & Growth Fund	-	42,640,576
	Growth & Income Fund	-	45,715,857
	Blue Chip Growth Fund	-	9,955,727
	Large Cap Growth Fund	-	31,953,702
	Concentrated Growth Fund	-	18,288,898
	Mid Cap Value Fund	-	402,544,521
	Mid Cap Growth Fund	-	38,089,343
	Small Cap Value Fund	-	157,071,948
	Small Cap Index Fund	-	4,488,978
	Global Fund	-	18,154,400
	Foreign Fund	-	39,431,192
Sales	Asset Allocation Fund	$36,053,990	$46,499,478
	Equity Income Fund	-	35,113,359
	Income & Growth Fund	-	58,437,262
	Growth & Income Fund	-	63,979,452
	Blue Chip Growth Fund	-	9,403,994
	Large Cap Growth Fund	-	38,291,502
	Concentrated Growth Fund	-	26,129,544
	Mid Cap Value Fund	-	380,583,828
	Mid Cap Growth Fund	-	66,212,054
	Small Cap Value Fund	-	135,179,429
	Small Cap Index Fund	-	11,005,394
	Global Fund	-	22,810,441
	Foreign Fund	-	14,983,754

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund were as follows:

	Six months ended June 30, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Asset Allocation Fund
Sold	1,167,815	$12,272,270	27,502,423	$275,149,248
Issued as reinvestment of dividends	-	-	430,008	4,441,990
Redeemed	(1,540,241)	(16,279,020)	(2,075,883)	(20,855,215)
Net increase (decrease)	(372,426)	$(4,006,750)	25,856,548	$258,736,023
Equity Income Fund
Sold	3,609,837	$41,176,427	27,573,685	$277,187,365
Issued as reinvestment of dividends	-	-	313,366	3,453,301
Redeemed	(926,486)	(10,511,521)	(1,243,183)	(12,665,806)
Net increase (decrease)	2,683,351	$30,664,906	26,643,868	$267,974,860
Income & Growth Fund
Sold	305,627	$3,485,146	18,731,766	$187,451,244
Issued as reinvestment of dividends	-	-	199,677	2,214,426
Redeemed	(1,835,351)	(20,941,629)	(2,533,456)	(25,811,041)
Net increase (decrease)	(1,529,724)	$(17,456,483)	16,397,987	$163,854,629

Notes to Financial Statements (Unaudited) (Continued)

	Six months ended June 30, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Growth & Income Fund
Sold	502,202	$5,324,368	31,559,498	$315,479,460
Issued as reinvestment of dividends	-	-	211,553	2,200,151
Redeemed	(2,090,107)	(22,364,426)	(2,549,295)	(25,226,572)
Net increase (decrease)	(1,587,905)	$(17,040,058)	29,221,756	$292,453,039
Blue Chip Growth Fund
Sold	386,982	$4,283,476	5,625,992	$56,210,528
Issued as reinvestment of dividends	-	-	11,906	126,319
Redeemed	(361,957)	(3,982,183)	(462,328)	(4,576,844)
Net increase (decrease)	25,025	$301,293	5,175,570	$51,760,003
Large Cap Growth Fund
Sold	151,882	$1,573,155	8,965,431	$89,463,307
Issued as reinvestment of dividends	-	-	8,009	80,325
Redeemed	(816,747)	(8,502,199)	(1,187,393)	(11,216,015)
Net increase (decrease)	(664,865)	$(6,929,044)	7,786,047	$78,327,617
Concentrated Growth Fund Class I
Sold	112,429	$1,242,490	2,093,938	$20,844,070
Issued as reinvestment of dividends	-	-	1,594	16,351
Redeemed	(149,446)	(1,606,810)	(329,650)	(3,065,147)
Net increase (decrease)	(37,017)	$(364,320)	1,765,882	$17,795,274
Concentrated Growth Fund Class II
Sold	93,792	$1,024,738	7,687,823	$76,779,133
Issued as reinvestment of dividends	-	-	9,595	98,442
Redeemed	(767,680)	(8,187,083)	(1,361,345)	(12,841,516)
Net increase (decrease)	(673,888)	$(7,162,345)	6,336,073	$64,036,059
Mid Cap Value Fund
Sold	3,007,745	$34,403,457	34,834,630	$349,217,166
Issued as reinvestment of dividends	-	-	935,015	10,163,610
Redeemed	(2,094,120)	(23,659,656)	(2,555,702)	(26,051,100)
Net increase (decrease)	913,625	$10,743,801	33,213,943	$333,329,676
Mid Cap Growth Fund
Sold	673,117	$7,366,543	32,808,454	$327,799,856
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,997,481)	(32,141,706)	(4,417,781)	(42,403,798)
Net increase (decrease)	(2,324,364)	$(24,775,163)	28,390,673	$285,396,058
Small Cap Value Fund
Sold	3,266,457	$34,496,381	20,474,765	$203,522,069
Issued as reinvestment of dividends	-	-	132,087	1,393,516
Redeemed	(1,141,575)	(12,029,896)	(778,975)	(7,596,764)
Net increase (decrease)	2,124,882	$22,466,485	19,827,877	$197,318,821
Small Cap Index Fund
Sold	152,146	$1,599,327	7,829,708	$78,069,483
Issued as reinvestment of dividends	-	-	27,227	277,452
Redeemed	(710,402)	(7,489,386)	(1,047,663)	(10,047,438)
Net increase (decrease)	(558,256)	$(5,890,059)	6,809,272	$68,299,497
Global Fund Class I
Sold	42,970	$471,412	971,340	$9,675,215
Issued as reinvestment of dividends	-	-	9,130	96,142
Redeemed	(44,188)	(479,810)	(58,237)	(558,456)
Net increase (decrease)	(1,218)	$(8,398)	922,233	$9,212,901
Global Fund Class II
Sold	113,866	$1,253,721	5,770,054	$57,737,234
Issued as reinvestment of dividends	-	-	51,156	539,189
Redeemed	(643,199)	(6,989,423)	(895,905)	(8,644,815)
Net increase (decrease)	(529,333)	$(5,735,702)	4,925,305	$49,631,608

Notes to Financial Statements (Unaudited) (Continued)

	Six months ended June 30, 2007		Period ended December 31, 2006*
	Shares	Amount	Shares	Amount
Foreign Fund
Sold	3,828,351	$44,557,507	24,069,966	$241,284,833
Issued as reinvestment of dividends	-	-	261,637	2,880,622
Redeemed	(1,575,951)	(17,987,323)	(1,276,745)	(12,715,773)
Net increase (decrease)	2,252,400	$26,570,184	23,054,858	$231,449,682

*  Funds commenced operations May 1, 2006.

6.  Federal Income Tax Information
   At June 30, 2007, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$284,923,677	$19,655,741	$(5,581,832)	$14,073,909
Equity Income Fund	343,678,531	40,776,407	(1,879,443)	38,896,964
Income & Growth Fund	173,475,956	26,283,592	(2,850,838)	23,432,754
Growth & Income Fund	306,105,893	30,406,663	(7,673,397)	22,733,266
Blue Chip Growth Fund	54,924,596	8,528,533	(550,150)	7,978,383
Large Cap Growth Fund	76,268,018	8,857,463	(1,693,008)	7,164,455
Concentrated Growth Fund	94,184,573	11,424,069	(2,950,802)	8,473,267
Mid Cap Value Fund	425,549,863	17,206,479	(5,465,367)	11,741,112
Mid Cap Growth Fund	339,674,172	43,837,341	(11,766,262)	32,071,079
Small Cap Value Fund	274,041,171	19,696,435	(10,622,070)	9,074,365
Small Cap Index Fund	80,906,447	9,052,662	(4,570,637)	4,482,025
Global Fund	58,222,475	7,723,603	(1,960,817)	5,762,786
Foreign Fund	296,398,992	49,190,507	(5,457,194)	43,733,313

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

Expiring 2014
Income & Growth Fund	$903,986
Blue Chip Growth Fund	857,922
Large Cap Growth Fund	2,588,078
Concentrated Growth Fund	273,504
Mid Cap Growth Fund	1,964,674
Small Cap Value Fund	8,545,046
Global Fund	637,457

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Asset Allocation Fund	$4,441,989	$-	$-	$-
Equity Income Fund	3,452,327	974	-	-
Income & Growth Fund	2,125,212	-	-	89,214
Growth & Income Fund	2,200,151	-	-	-
Blue Chip Growth Fund	123,335	-	-	2,984
Large Cap Growth Fund	80,325	-	-	-
Concentrated Growth Fund	107,796	-	-	6,998
Mid Cap Value Fund	10,143,421	20,189	-	-
Small Cap Value Fund	1,371,509	-	-	22,007
Small Cap Index Fund	249,541	27,911	-	-
Global Fund	635,331	-	-	-
Foreign Fund	2,798,551	-	-	82,071

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)*
Asset Allocation Fund	$518,269	$738	$(13,948)	$6,971,325
Equity Income Fund	1,130,778	1,738	(6,722)	23,256,381
Income & Growth Fund	-	(903,986)	(4,305)	17,946,882
Growth & Income Fund	516,676	1,299	(7,281)	9,676,815
Blue Chip Growth Fund	-	(857,922)	(1,276)	3,848,217
Large Cap Growth Fund	1,306	(2,588,078)	(427,911)	2,578,946
Concentrated Growth Fund	-	(273,504)	(2,090)	1,185,124
Mid Cap Value Fund	10,868,898	15,860	(20,261)	14,711,835
Mid Cap Growth Fund	-	(1,964,674)	(12,799)	1,933,420
Small Cap Value Fund	-	(8,545,046)	(227,478)	18,714,640
Small Cap Index Fund	-	1,730	7,822	473,753
Global Fund	-	(637,457)	(6,590)	3,306,971
Foreign Fund	-	-	(144,516)	22,289,024

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December 31, 2006.

Long-Term Capital Dividend
Equity Income Fund	$974
Mid Cap Value Fund	20,189
Small Cap Index Fund	27,911

Notes to Financial Statements (Unaudited) (Continued)

The following Funds elected to defer to January 1, 2007 post-October losses:

Amount
Large Cap Growth Fund	$425,987
Small Cap Value Fund	231,247

The following Funds elected to defer to January 1, 2007 post-October currency losses:

Amount
Asset Allocation Fund	$7,582
Equity Income Fund	195
Mid Cap Value Fund	173,114
Mid Cap Growth Fund	5,612
Global Fund	5,075
Foreign Fund	140,926

  The Funds adopted Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48) on June 29, 2007. The adoption of FIN 48 did not have a material effect on the net asset value, financial condition or results of operations of the Funds as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Funds. As of and during the period ended June 30, 2007, the Funds did not have a liability for any unrecognized tax benefits.

  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended June 30, 2007, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal, state and foreign tax authorities for returns filed after 2004, 2005 and 2006 respectively.

7.  New Accounting Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)

Fund Expenses June 30, 2007

Expense Examples	The following information is in regards to expenses for the six month period ended June 30, 2007:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended June 30, 2007.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2007, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Asset Allocation Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,048.50	$2.88
2) Hypothetical	1,000.00	1,021.85	2.84

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Income Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,080.20	$4.00
2) Hypothetical	1,000.00	1,020.81	3.89

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.78%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Income & Growth Fund

Value	Beginning Value	Operating Ending Incurred*	Expense
1) Actual	$1,000.00	$1,078.00	$3.59
2) Hypothetical	1,000.00	1,021.21	3.49

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Growth & Income Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,066.60	$2.65
2) Hypothetical	1,000.00	1,022.09	2.59

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blue Chip Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,087.90	$4.38
2) Hypothetical	1,000.00	1,020.47	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Large Cap Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,145.30	$3.81
2) Hypothetical	1,000.00	1,021.11	3.59

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.72%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Concentrated Growth Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.30	$3.99
2) Hypothetical	1,000.00	1,020.91	3.79

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,130.30	$3.47
2) Hypothetical	1,000.00	1,021.40	3.29

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,096.20	$4.55
2) Hypothetical	1,000.00	1,020.32	4.38

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.88%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,145.30	$4.28
2) Hypothetical	1,000.00	1,020.66	4.04

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Small Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,001.00	$3.90
2) Hypothetical	1,000.00	1,020.76	3.94

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Index Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,084.20	$2.26
2) Hypothetical	1,000.00	1,022.49	2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.44%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Global Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,082.70	$3.65
2) Hypothetical	1,000.00	1,021.16	3.54

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,083.70	$3.13
2) Hypothetical	1,000.00	1,021.65	3.04

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Foreign Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,110.90	$5.26
2) Hypothetical	1,000.00	1,019.68	5.03

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2007 of 1.01%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

© 2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_a 807

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Items 5.  Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/21/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	8/21/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	8/21/07